As filed with the Securities and Exchange Commission on April 29, 1997

                                                       Registration Nos. 33-5033
                                                                        811-4642
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              ---------------------

                                    FORM N-1A
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                         PRE-EFFECTIVE AMENDMENT NO.                       | |
                       POST-EFFECTIVE AMENDMENT NO. 20                     |X|

                                     AND/OR
                             REGISTRATION STATEMENT
                                      UNDER

                     THE INVESTMENT COMPANY ACT OF 1940                    |X|
                              AMENDMENT NO. 23                             |X|

                        (CHECK APPROPRIATE BOX OR BOXES)

                             ---------------------

                          THE PHOENIX EDGE SERIES FUND
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                              ---------------------

               101 MUNSON STREET, GREENFIELD, MASSACHUSETTS 01301
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)
                        C/O VARIABLE PRODUCTS OPERATIONS
                      PHOENIX HOME LIFE MUTUAL INS. COMPANY
                                 (800) 447-4312
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                              ---------------------

                                   COPIES TO:

     PHILIP R. MCLOUGHLIN                             RICHARD J. WIRTH, ESQ.
 THE PHOENIX EDGE SERIES FUND                      C/O PHOENIX HOME LIFE MUTUAL
 C/O PHOENIX HOME LIFE MUTUAL                            INSURANCE COMPANY
      INSURANCE COMPANY                                  ONE AMERICAN ROW
      ONE AMERICAN ROW                                  HARTFORD, CT 06115
 HARTFORD, CONNECTICUT 06115

                    (NAME AND ADDRESS OF AGENT FOR SERVICE)
                               -------------------

     It is proposed that this filing will become effective (check appropriate box):
     | | Immediately upon filing pursuant to paragraph (b)
     |X| On May 1, 1997 pursuant to paragraph (b), or

     | | 60 days after filing pursuant to paragraph (a)(i)
     | | On (     ) pursuant to paragraph (a)(i)
     | | 75 days after filing pursuant to paragraph (a)(ii)
     | | On ( ) pursuant to paragraph (a)(ii) of Rule 485
         If appropriate, check the following box:
     | | This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                               -------------------

                       DECLARATION REQUIRED BY RULE 24F-2


Pursuant to Rule 24f-2 under the Investment Company Act of 1940, the Registrant has chosen to register an indefinite number or amount of securities under the Securities Act of 1933. On February 21, 1997, the Registrant filed its Rule 24f-2 Notice for the Registrant's most recent fiscal year.

                               -------------------

--------------------------------------------------------------------------------

                          THE PHOENIX EDGE SERIES FUND

                              CROSS-REFERENCE SHEET

                   SHOWING LOCATION IN PROSPECTUS (PART A) AND
                  STATEMENT OF ADDITIONAL INFORMATION (PART B)
                      OF INFORMATION REQUIRED BY FORM N-1A
                             PURSUANT TO RULE 495(A)


                                     PART A

                         FORM N-1A ITEM                                               PROSPECTUS CAPTION
                         --------------                                               ------------------

1.   Cover Page.................................................        Cover Page

2.   Synopsis...................................................        Introduction

3.   Condensed Financial Information............................        Financial Highlights

4.   General Description of Registrant..........................        Introduction; Investment Objectives and Policies; Other
                                                                        Special Investment Methods; The Fund and Its Management


5.   Management of the Fund.....................................        The Fund and Its Management; Custodian, Transfer Agent
                                                                        and Dividend Paying Agent


6.   Capital Stock and Other Securities.........................        The Fund and Its Management; Shares of Beneficial Interest;
                                                                        Dividends and Distributions; Taxes

7.   Purchase of Securities Being Offered.......................        Purchase of Shares; Net Asset Value; Redemption of Shares

8.   Redemption or Repurchase...................................        Purchase of Shares; Net Asset Value; Redemption of Shares

9.   Pending Legal Proceedings..................................        Not Applicable


                                     PART B

                        FORM N-1A ITEM                                      STATEMENT OF ADDITIONAL INFORMATION CAPTION
                        --------------                                      -------------------------------------------

10.  Cover Page.................................................        Cover Page

11.  Table of Contents..........................................        Table of Contents

12.  General Information and History............................        The Phoenix Edge Series Fund; Investing in the Fund

13.  Investment Objectives and Policies.........................        Investment Policies; Investment Restrictions;
                                                                        Portfolio Turnover

14.  Management of the Fund.....................................        Management of the Fund

15.  Control Persons and Principal Holders of Securities........        Management of the Fund

16.  Investment Advisory and Other Services.....................        Management of the Fund; The Investment Adviser

17.  Brokerage Allocation and Other Practices...................        Brokerage Allocation

18.  Capital Stock and Other Securities.........................        Investing In the Fund; Redemption of Shares

19.  Purchase, Redemption and Pricing of
      Securities Being Offered..................................        Determination of Net Asset Value; Investing in the Fund;
                                                                        Redemption of Shares

20.  Tax Status.................................................        Taxes

21.  Underwriters...............................................        Not Applicable

22.  Calculation of Yield Quotations of Money
      Market Funds..............................................        Money Market Series

23.  Financial Statements.......................................        Financial Statements

                          THE PHOENIX EDGE SERIES FUND


HOME OFFICE:                                          PHOENIX VARIABLE PRODUCTS
                                                                MAIL OPERATIONS:
101 Munson Street                                                  P.O. Box 8027
Greenfield, MA                                             Boston, MA 02266-8027

                                   PROSPECTUS

                                   May 1, 1997


    The Phoenix Edge Series Fund (formerly "The Big Edge Series Fund"), a Massachusetts business trust (the "Fund"), is an open-end management investment company which is intended to meet a wide range of investment objectives with its nine separate Series: Money Market, Growth, Multi-Sector Fixed Income, Strategic Allocation, International, Balanced, Real Estate Securities, Strategic Theme and Aberdeen New Asia Series. Generally, each Series is, in effect, a separate fund issuing its own shares.

    The shares of the Fund are not directly offered to the public. You can invest in the Fund only by buying a Variable Accumulation Annuity Contract from Phoenix Home Life Mutual Insurance Company ("Phoenix"), or by buying a Variable Universal Life Insurance Policy, also offered by Phoenix, or by buying a Variable Accumulation Annuity Contract offered by PHL Variable Insurance Company ("PHL Variable"), or by buying a Variable Universal Life Insurance Policy offered by Phoenix Life and Annuity Company ("PLAC"), and directing the allocation of your payment or payments to the Subaccount(s) corresponding to the Series in which you wish to invest. The Subaccounts will, in turn, invest in shares of the Fund. Not all Series may be offered through a particular Contract or Policy. The Fund also offers its shares through other Phoenix products.


    The investment objectives of the Series are as follows:


    Multi-Sector Fixed Income ("Multi-Sector") Series. The investment objective of the Multi-Sector Series (formerly the "Bond Series") is to seek long-term total return by investing in a diversified portfolio of fixed income securities market sectors encompassing high yield (high risk) and high quality fixed income securities. THE RISKS OF INVESTING IN THESE SECURITIES ARE OUTLINED IN SECTION "INVESTMENT OBJECTIVES AND POLICIES" OF THIS PROSPECTUS.

    Money Market Series. The investment objective of the Money Market Series is to provide maximum current income consistent with capital preservation and liquidity. The Money Market Series invests exclusively in high quality money market instruments. AN INVESTMENT IN THE MONEY MARKET SERIES IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THE SERIES WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $10.00 PER SHARE.


    Growth Series. The investment objective of the Growth Series is to achieve intermediate and long-term growth of capital, with income as a secondary consideration. The Growth Series invests principally in common stocks of corporations believed by management to offer growth potential.


    Strategic Allocation ("Allocation") Series. The investment objective of the Allocation Series (formerly the "Total Return Series") is to realize as high a level of total rate of return over an extended period of time as is considered consistent with prudent investment risk. The Allocation Series invests in stocks, bonds and money market instruments in accordance with the Adviser's appraisal of investments most likely to achieve the highest total rate of return.


    Balanced Series. The investment objectives of the Balanced Series are reasonable income, long-term capital growth and conservation of capital. It is intended that this Series will invest in common stocks and fixed income securities, with emphasis on income-producing securities which appear to have some potential for capital enhancement.

    International Series. The investment objective of the International Series is to seek a high total return consistent with reasonable risk. The International Series intends to invest primarily in an internationally diversified portfolio of equity securities. It intends to reduce its risk by engaging in hedging transactions involving options, futures contracts and foreign currency transactions (see "Other Special Investment Methods"). The International Portfolio provides a means for investors to invest a portion of their assets outside the United States.


    Real Estate Securities ("Real Estate") Series. The investment objective of the Real Estate Series is to seek capital appreciation and income with approximately equal emphasis. The Real Estate Series intends under normal circumstances to invest in marketable securities of publicly traded real estate investment trusts (REITs) and companies that operate, develop, manage and/or invest in real estate located primarily in the United States.

    Strategic Theme ("Theme") Series. The investment objective of the Theme Series is to seek long-term appreciation of capital. This Series seeks to identify securities benefiting from long-term trends present in the United States and abroad. The Series intends to invest primarily in common stocks believed by the Adviser to have substantial potential for capital growth. Since many trends may be early in their development and no history of industry growth patterns are available, securities owned may present a high degree of risk.

    Aberdeen New Asia ("Asia") Series. This Series seeks as its investment objective long-term capital appreciation. It is intended that this Series will invest primarily in a diversified portfolio of equity securities of issuers located in at least three different countries throughout Asia, other than Japan.


    There can be no assurance that any Series will achieve its objectives. See "Investment Objectives and Policies."

                                       2-1

    This Prospectus gives you the facts about the Fund and each of its Series that you should know before directing investment in the Fund, and it should be read and kept for future reference. A Statement of Additional Information dated May 1, 1997, which contains further information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus. A free copy of the Statement of Additional Information may be obtained by calling Variable Products Operations of Phoenix at (800) 447-4312, or by writing to Phoenix Variable Products Mail Operations at PO Box 8027, Boston, Massachusetts 02266-8027.


    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.






        This Prospectus should be read and retained for future reference.



                                       2-2

                          THE PHOENIX EDGE SERIES FUND

                                TABLE OF CONTENTS


Heading                                                     Page
----------------------------------------------------------------

Fund Expenses............................................   2-4
Financial Highlights.....................................   2-5
Introduction.............................................   2-10
Investment Objectives and Policies.......................   2-11
    Multi-Sector Series..................................   2-11
    Money Market Series..................................   2-12
    Growth Series........................................   2-12
    Allocation Series....................................   2-13
    International Series.................................   2-13
    Balanced Series......................................   2-15
    Real Estate Series...................................   2-15
    Theme Series.........................................   2-16
    Asia Series..........................................   2-17
Other Special Investment Methods.........................   2-18
    Convertible Securities...............................   2-18
    Repurchase Agreements................................   2-18
    Options..............................................   2-18
    Financial Futures and Related Options................   2-18
    Foreign Securities...................................   2-19
    Leverage.............................................   2-19
    Private Placements & Rule 144A Securities............   2-19
    Mortgage-backed Securities...........................   2-20
    Lending of Portfolio Securities......................   2-20
Investment Restrictions..................................   2-21
Portfolio Turnover.......................................   2-21
The Fund and Its Management..............................   2-21
    Investment Advisers..................................   2-21
    Portfolio Managers...................................   2-22
        Balanced Series..................................   2-22
        Allocation Series................................   2-22
        Multi-Sector Series..............................   2-22
        Growth Series....................................   2-22
        International Series.............................   2-22
        Money Market Series..............................   2-22
        Real Estate Series...............................   2-22
        Theme Series.....................................   2-22
        Asia Series......................................   2-22
    Advisory Fees........................................   2-22
    Financial Agent......................................   2-23
    Expenses.............................................   2-23
    Portfolio Transactions and Brokerage.................   2-23
    Performance History..................................   2-23
Shares of Beneficial Interest............................   2-25
Purchase of Shares.......................................   2-25
Net Asset Value..........................................   2-25
Redemption of Shares.....................................   2-25
Dividends and Distributions..............................   2-26
Taxes   .................................................   2-26
Custodian, Transfer Agentand
    Dividend Paying Agent................................   2-26
Other Information........................................   2-26

No dealer, salesman or other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, and if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Investment Advisers or the Distributor. This Prospectus does not constitute an offering in any state in which such offering may not be lawfully made.



                                       2-3

                                  FUND EXPENSES


    The following table illustrates all expenses and fees that a shareholder in each Series of the Fund will incur. Expenses borne by these separate accounts and by the owners of the contracts and policies are not reflected in the table. Please refer to the applicable Variable Contract prospectus for such charges. The expenses and fees set forth in the table are for the fiscal year ended December 31, 1996.


                        SHAREHOLDER TRANSACTION EXPENSES


                                                                      ALL SERIES
                                                                      ----------
Sales Load Imposed on Purchases...................................       None
Sales Load Imposed on Reinvested Dividends........................       None
Deferred Sales Load...............................................       None
Redemption Fees...................................................       None
Exchange Fees.....................................................       None


                         ANNUAL FUND OPERATING EXPENSES


    (as a percentage of average net assets for the year ending Dec. 31, 1996)

                                                             ALLO-    MONEY
                                      GROWTH   MULTI-SECTOR  CATION   MARKET  INTERNATIONAL BALANCED  REAL ESTATE  THEME    ASIA
                                      ------   ------------  ------   ------  ------------- --------  -----------  -----    ----

Management Fees

    Investment Advisory Fees ........  .63%       .50%       .58%     .40%        .75%        .55%        .75%      .75%    1.00%
12b-1 Fees...........................  None       None       None     None        None        None        None      None     None
Other Operating Expenses
    (After Reimbursement)............  .09%(1)    .15%(1)    .12%(1)  .15%(1)    .29%(1)      .13%(1)     .25%(2)   .25%(3)  .25%(4)
                                       ----       ----       ----     ----          ----      ----        ----      ----     ----
     Total Fund Operating Expenses...  .72%       .65%       .70%     .55%         1.04%      .68%       1.00%      1.00%    1.25%



                                    EXAMPLE:
The following example illustrates the expenses that you would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return and
(2) redemption at the end of each time period. As noted above, the Fund charges no redemption fees of any kind.


                                                               ALLO-   MONEY
                                         GROWTH  MULTI-SECTOR  CATION  MARKET  INTERNATIONAL  BALANCED  REAL ESTATE  THEME  ASIA
                                         ------  ------------  ------  ------  -------------  --------  -----------  -----  ----

1 Year..................................   $ 7       $ 7        $ 7     $ 6         $ 11        $ 7         $ 10     $ 10   $ 13
3 Years.................................   $23       $21        $22     $18         $ 33        $22         $ 32     $ 32   $ 40
5 Years.................................   $40       $36        $39     $31         $ 57        $38         $ 55     $ 55   $ 69
10 Years................................   $89       $81        $87     $69         $127        $85         $122     $122   $151



THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES OR PERFORMANCE MAY BE GREATER OR LESS THAN THOSE SHOWN. THE PURPOSE OF THE TABLE IS TO ASSIST THE INVESTOR IN UNDERSTANDING THE VARIOUS COSTS AND EXPENSES THAT AN INVESTOR WILL BEAR DIRECTLY OR INDIRECTLY AT THE FUND LEVEL. SEE "THE FUND AND ITS MANAGEMENT."


(1) Phoenix Investment Counsel, Inc. ("PIC") has agreed to reimburse the Series (except the International) for the amount, if any, by which each Series' operating expenses other than the management fee for any fiscal year exceed .15% of the average net assets of the Series. PIC has agreed to reimburse the International Series for the amount, if any, by which the Series' operating expenses other than the management fee for any fiscal year exceed .40% of the average net assets of the Series. If these reimbursements had not been in place for the fiscal year ended December 31, 1996, total operating expenses for the Multi-Sector Series would have been approximately .67% of the average net assets of such Series.

(2) Phoenix Realty Securities, Inc. and/or Phoenix and/or PHL Variable have agreed to reimburse the Real Estate Series' operating expenses for the amount, if any, by which such Series' operating expenses other than the management fees for any fiscal year exceed .25% of the average net assets of such Series. If this reimbursement had not been in place for the fiscal year ended December 31, 1996, total operating expenses for the Real Estate Series would have been approximately 1.43% of average net asset of such Series.

(3) Phoenix Investment Counsel, Inc. and/or Phoenix and/or PHL Variable have agreed to reimburse the Theme Series' operating expenses for the amount, if any, by which such Series' operating expenses other than the management fees for any fiscal year exceed .25% of the average net assets of such Series. If this reimbursement had not been in place for the fiscal year ending December 31, 1996, total operating expenses for the Theme Series would have been approximately 1.28% of the average net assets of such Series.

(4) Phoenix-Aberdeen International Advisors, LLC and/or Phoenix and/or PHL Variable have agreed to reimburse the Asia Series' operating expenses for the amount, if any, by which such Series' operating expenses other than the management fees for any fiscal year exceed .25% of the average net assets of such Series. If this reimbursement had not been in place for the fiscal year ending December 31, 1996, total operating expenses for the Asia Series would have been approximately 2.87% of the average net assets of such Series.


                                       2-4

                              FINANCIAL HIGHLIGHTS
                       SELECTED PER SHARE DATA AND RATIOS
            (FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)


    The following tables set forth certain financial information for the respective fiscal years of the Fund. The annual information has been extracted from the Fund's audited financial statements for the respective periods. The financial information has been audited by Price Waterhouse LLP, independent accountants, whose unqualified report thereon is included in the Annual Report to Shareholders dated December 31, 1996, which is included in the Statement of Additional Information. The Statement of Additional Information and the Fund's most recent Annual Report (which contains a discussion of the Fund's performance) are available at no charge upon request.


                               MONEY MARKET SERIES

                                                                      YEAR ENDED DECEMBER 31,
                                                                      -----------------------

                               1996      1995       1994       1993       1992      1991       1990      1989       1988      1987
                               ----      ----       ----       ----       ----      ----       ----      ----       ----      ----
Net asset value,
  beginning of period...... $  10.00  $  10.00   $  10.00   $  10.00   $  10.00  $  10.00   $  10.00  $  10.00   $  10.00  $  10.00
Income from investment operations
  Net investment income....     0.50      0.56       0.38(1)   0.28(1)    0.35       0.58       0.79      0.88       0.72      0.63
                                ----      ----       ----      ----       ----       ----       ----      ----       ----      ----
    Total from investment
    operations.............     0.50      0.56       0.38      0.28       0.35       0.58       0.79      0.88       0.72      0.63
                                ----      ----       ----      ----       ----       ----       ----      ----       ----      ----
Less distributions:
  Dividends from net investment
  income...................    (0.50)    (0.56)     (0.38)    (0.28)      (0.35)    (0.58)     (0.79)    (0.88)     (0.72)    (0.63)
                               ------    ------     ------    ------      ------    ------     ------    ------     ------    ------
    Total distributions....    (0.50)    (0.56)     (0.38)    (0.28)      (0.35)    (0.58)     (0.79)    (0.88)     (0.72)    (0.63)
                               ------    ------     ------    ------      ------    ------     ------    ------     ------    ------
Change in net asset value..      -        -          -          -          -         -          -         -          -         -
                                ---      ---        ---        ---        ---       ---        ---       ---        ---       ---
Net asset value,
end of period.............. $  10.00  $  10.00   $  10.00   $  10.00   $  10.00  $  10.00   $  10.00  $  10.00   $  10.00  $  10.00
                            ========  ========   ========   ========   ========  ========   ========  ========   ========  ========
Total Return(2)............     4.98%     5.55%      3.77%      2.80%      3.50%     5.80%      7.90%     8.80%      7.20%     6.30%
Ratios/supplemental data:
  Net assets, end of period
  (thousands).............. $131,361  $102,943   $ 94,586   $ 72,946   $ 69,962  $ 51,692   $ 38,709  $ 28,808   $ 22,294  $ 10,749
Ratio to average net assets of:
  Operating expenses.......      .55%     0.53%(3)   0.55%      0.55%      0.50%     0.50%      0.50%     0.50%      0.50%     0.50%
  Net investment income....     4.89%     5.57%      3.85%      2.84%      3.49%     5.76%      7.87%     8.96%      7.24%     6.30%

(1) Includes reimbursement of operating expenses by investment adviser of $.003 and $0.01 per share, respectively.
(2) Total return information does not reflect expenses that apply to the separate accounts or related contracts; inclusion of these charges would reduce total return for all periods shown.
(3) For the year ended December 31, 1995, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.


                                  GROWTH SERIES

                                                                      YEAR ENDED DECEMBER 31,
                                                                      -----------------------

                                 1996      1995      1994         1993      1992       1991      1990     1989     1988     1987
                                 ----      ----      ----         ----      ----       ----      ----     ----     ----     ----
Net asset value,
  beginning of period...... $    18.13  $  15.69  $  16.59     $  15.01  $  14.43  $   11.72  $  11.62 $   8.83 $   8.81 $   9.84
Income from investment operations
  Net investment income....       0.19      0.20      0.23(1,3)   0.16(3)    0.22(3)    0.39(3)   0.35(3)  0.27(3)  0.32(3)  0.19(3)
  Net realized and
  unrealized gain..........       2.10      4.60      0.02         2.77      1.25       4.64      0.10     2.88     0.02     0.45
                                  ----      ----      ----         ----      ----       ----      ----     ----     ----     ----
    Total from investment
    operations.............       2.29      4.80      0.25         2.93      1.47       5.03      0.45     3.15     0.34     0.64
                                  ----      ----      ----         ----      ----       ----      ----     ----     ----     ----
Less distributions:
  Dividends from net investment
  income...................      (0.18)    (0.17)    (0.23)       (0.15)    (0.23)     (0.37)    (0.35)   (0.27)   (0.32)   (0.21)
  Dividends from net realized
  gains....................      (1.35)    (2.19)    (0.92)       (1.20)    (0.66)     (1.95)      -      (0.09)     -      (1.46)
                                 ------    ------    ------       ------    ------     ------     ---     ------    ---     ------
    Total distributions....      (1.53)    (2.36)    (1.15)       (1.35)    (0.89)     (2.32)    (0.35)   (0.36)   (0.32)   (1.67)
                                 ------    ------    ------       ------    ------     ------    ------   ------   ------   ------
Change in net asset value..       0.76      2.44     (0.90)        1.58      0.58       2.71      0.10     2.79     0.02    (1.03)
                                  ----      ----     ------        ----      ----       ----      ----     ----     ----    ------
Net asset value,
end of period.............. $    18.89  $  18.13   $  15.69    $  16.59   $ 15.01   $  14.43  $  11.72 $  11.62 $   8.83 $   8.81
                            ==========  ========   ========    ========   =======   ========  ======== ======== ======== ========
Total Return(2)............      12.58%    30.85%     1.48%       19.69%    10.29%     43.83%     3.98%   36.06%    3.83%    7.05%
Ratios/supplemental data:
  Net assets, end of period
  (thousands).............. $1,235,395  $985,389  $616,221     $446,368   $245,565  $102,259  $ 40,061 $ 29,931 $ 18,051 $ 18,860
Ratio to average net assets of:
  Operating expenses.......       0.72%     0.75%(4)  0.80%        0.79%      0.50%     0.50%     0.50%    0.50%    0.50%    0.50%
  Net investment income....       1.03%     1.12%     1.38%        0.97%      1.66%     2.14%     3.19%    2.51%    3.64%    2.34%
Portfolio turnover rate....       1.67%      173%      185%         185%       214%      237%      272%     285%     326%     251%
Average commission
rate paid(5)............... $   0.0455       N/A        N/A          N/A        N/A        N/A       N/A      N/A      N/A      N/A

(1) Includes reimbursement of operating expenses by investment adviser of $.003 per share.
(2) Total return information does not reflect expenses that apply to the separate accounts or related contracts; inclusion of these charges would reduce total return for all periods shown.
(3) Computed using average shares outstanding.
(4) For the year ended December 31, 1995, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(5) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for securities trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs or spreads on shares traded on a principal basis.


                                       2-5

                        MULTI-SECTOR FIXED INCOME SERIES
                       (formerly known as the Bond Series)


                                                                      YEAR ENDED DECEMBER 31,
                                                                      -----------------------

                               1996       1995         1994      1993       1992     1991    1990      1989      1988      1987
                               ----       ----         ----      ----       ----     ----    ----      ----      ----      ----
Net asset value,
  beginning of period...... $  10.22   $   8.98    $   10.27    $ 9.58    $  9.33  $  8.48  $ 8.85  $   9.11  $   9.08  $  10.07
Income from investment operations
  Net investment income....     0.79(1)    0.83(1,3)    0.72(1,3) 0.66(1,3)  0.66(3)  0.74(3) 0.80(3)   0.99(3)   0.92(3)   1.06(3)
  Net realized and unrealized
  gain (loss)..............     0.43       1.22        (1.28)     0.84       0.25     0.85   (0.37)    (0.25)    (0.01)    (0.93)
                                ----       ----       ------      ----       ----     ----   ------    ------    ------    ------
    Total from investment
    operations.............     1.22       2.05       (0.56)      1.50       0.91     1.59    0.43      0.74      0.91      0.13
                                ----       ----       ------      ----       ----     ----    ----      ----      ----      ----
Less distributions:
  Dividends from net investment
  income...................    (0.78)     (0.81)      (0.73)     (0.66)     (0.66)   (0.74)  (0.80)    (1.00)    (0.88)    (1.12)
  Dividends from net realized
  gains....................    (0.32)       -           -        (0.15)       -        -       -         -         -         -
                               ------      ---         ---       ------      ---      ---     ---       ---       ---       ---
    Total distributions....    (1.10)     (0.81)      (0.73)     (0.81)     (0.66)   (0.74)  (0.80)    (1.00)    (0.88)    (1.12)
                               ------     ------      ------     ------     ------   ------  ------    ------    ------    ------
Change in net asset value..     0.12       1.24       (1.29)       0.69      0.25     0.85   (0.37)    (0.26)     0.03     (0.99)
                                ----       ----       ------       ----      ----     ----   ------    ------     ----     ------
Net asset value,
end of period.............. $  10.34   $  10.22    $   8.98     $ 10.27   $  9.58  $  9.33  $ 8.48  $   8.85   $  9.11  $   9.08
                            ========   ========    ========     =======   =======  =======  ======  ========   =======  ========
Total Return(2)............    12.42%     23.54%      (5.47%)     15.90%    10.03%   19.41%   5.14%     8.30%    10.36%     1.12%
Ratios/supplemental data:
  Net assets, end of period
  (thousands).............. $145,044   $109,046     $74,686     $79,393   $43,090  $21,957  $13,558 $ 13,947  $ 11,081  $  8,389
Ratio to average net assets of:
  Operating expenses......      0.65%      0.65%(4)    0.66%       0.65%     0.50%    0.50%    0.50%    0.50%     0.50%     0.50%
  Net investment income...      7.80%      8.55%       7.62%       6.71%     7.47%    8.65%    9.26%   10.99%    10.37%    10.90%
Portfolio turnover rate.....     191%       147%        181%        169%      166%     269%     318%     340%      262%       67%

(1) Includes reimbursement of operating expenses by investment adviser of $0.002, $.007, $.006 and $.005 per share, respectively.
(2) Total return information does not reflect expenses that apply to the separate accounts or related contracts; inclusion of these charges would reduce total return for all periods shown.
(3) Computed using average shares outstanding.
(4) For the year ended December 31, 1995, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.


                           STRATEGIC ALLOCATION SERIES
                   (formerly known as the Total Return Series)

                                                                      YEAR ENDED DECEMBER 31,
                                                                      -----------------------

                               1996       1995        1994        1993     1992      1991      1990     1989     1988      1987
                               ----       ----        ----        ----     ----      ----      ----     ----     ----      ----
Net asset value,
  beginning of period...... $  13.63   $  12.68    $  13.71    $  12.86  $ 12.97  $  11.07  $  11.05  $  9.68  $  9.87  $   9.85
Income from investment operations
  Net investment income....     0.32       0.45        0.36(1,3)  0.23(3)    0.37(3)   0.42(3)   0.58(3)  0.51(3)  0.46(3)   0.34(3)
  Net realized and unrealized
  gain (loss)..............     0.91       1.84       (0.56)       1.17      0.99     2.76      0.02     1.38    (0.24)     0.91
                                ----       ----       ------       ----      ----     ----      ----     ----    ------     ----
    Total from investment
    operations.............     1.23       2.29       (0.20)       1.40      1.36     3.18      0.60     1.89     0.22      1.25
                                ----       ----       ------       ----      ----     ----      ----     ----     ----      ----
Less distributions:
  Dividends from net investment
  income...................    (0.31)     (0.45)      (0.37)      (0.23)    (0.37)   (0.42)    (0.58)    (0.52)  (0.41)    (0.40)
  Dividends from net realized
  gains....................    (0.90)     (0.89)      (0.46)      (0.32)    (1.10)   (0.86)      -         -       -       (0.83)
                               ------     ------      ------      ------    ------   ------     ---       ---     ---      ------
    Total distributions....    (1.21)     (1.34)      (0.83)      (0.55)    (1.47)   (1.28)    (0.58)    (0.52)  (0.41)    (1.23)
                               ------     ------      ------      ------    ------   ------    ------    ------  ------    ------
Change in net asset value..     0.02       0.95       (1.03)       0.85     (0.11)    1.90      0.02      1.37   (0.19)     0.02
                                ----       ----       ------       ----     ------    ----      ----      ----   ------     ----
Net asset value,
end of period.............. $  13.65   $  13.63    $  12.68    $  13.71  $  12.86 $  12.97  $  11.07  $  11.05 $  9.68  $   9.87
                            ========   ========    ========    ========  ======== ========  ========  ======== =======  ========
Total Return(2)............     9.05%     18.22%      (1.45%)     11.02%    10.67%   29.44%     5.62%    19.88%   2.33%    12.58%
Ratios/supplemental data:
  Net assets, end of period
  (thousands).............. $374,244   $353,838    $289,083    $256,011  $163,628 $ 98,415  $ 62,839  $ 57,901 $ 59,109 $ 68,099
Ratio to average net assets of:
  Operating expenses.......     0.70%      0.67%(4)    0.74%       0.74%     0.50%    0.50%     0.50%     0.50%    0.50%    0.50%
  Net investment income....     2.26%      3.28%       2.71%       1.82%     2.90%    3.48%     5.39%     4.73%    4.62%    3.67%
Portfolio turnover rate....      287%       170%        220%        269%      326%     255%      302%      302%     314%     359%
Average commission
rate paid(5)............... $ 0.0530        N/A         N/A         N/A       N/A      N/A       N/A       N/A      N/A      N/A

(1) Includes reimbursement of operating expenses by investment adviser of $0.001 per share.
(2) Total return information does not reflect expenses that apply to the separate accounts or related contracts; inclusion of these charges would reduce total return for all periods shown.
(3) Computed using average shares outstanding.
(4) For the year ended December 31, 1995, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(5) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for securities trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs or spreads on shares traded on a principal basis.


                                       2-6

                              INTERNATIONAL SERIES


                                                                                                                    FROM
                                                                                                                  INCEPTION
                                                                   YEAR ENDED DECEMBER 31,                        5/1/90 TO
                                                                   -----------------------
                                                 1996      1995        1994       1993        1992        1991    12/31/90
                                                 ----      ----        ----       ----        ----        ----    --------
Net asset value,
beginning of period.......................   $  12.70   $ 11.85    $  12.21   $    8.82    $  10.17     $  9.07    $  10.00
Income from investment operations
  Net investment income(4)................       0.11      0.12        0.08        0.07(2)     0.09        0.24(2)     0.07(2)
  Net realized and unrealized gain (loss).       2.25      1.02       (0.07)       3.32       (1.40)       1.53       (0.88)
                                                 ----      ----       ------       ----       ------       ----       ------
    Total from investment operations......       2.36      1.14        0.01        3.39       (1.31)       1.77       (0.81)
                                                 ----      ----        ----        ----       ------       ----       ------
Less distributions:
  Dividends from net investment income....      (0.19)    (0.04)      (0.03)        -         (0.04)      (0.24)      (0.07)
  Dividends from net realized gains.......      (0.33)    (0.25)      (0.34)        -           -         (0.41)        -
  Distributions from paid in capital......        -         -           -           -           -         (0.02)      (0.05)
  In excess of net investment income......      (0.02)      -           -           -           -           -           -
                                                ------     ---         ---         ---         ---         ---         ---
    Total distributions...................      (0.54)    (0.29)      (0.37)        -         (0.04)      (0.67)      (0.12)
                                                ------    ------      ------       ---        ------      ------      ------
Change in net asset value.................       1.82       0.85      (0.36)       3.39       (1.35)       1.10       (0.93)
                                                -----      -----      ------       ----       ------       ----       ------
Net asset value, end of period............   $  14.52   $  12.70   $  11.85   $   12.21    $   8.82     $ 10.17    $   9.07
                                             ========   ========   ========   =========    ========     =======    ========
Total Return(3)...........................      18.65%      9.59%      0.03%      38.44%     (12.89%)     19.78%      (8.10%)
Ratios/supplemental data:
  Net assets, end of period (thousands)...   $172,668   $134,455   $134,627   $  61,242    $ 13,772     $  6,119   $  2,010
Ratio to average net assets of:
  Operating expenses......................       1.04%      1.07%      1.10%       1.15%       1.50%        1.50%      1.50%(1)
  Net investment income...................       0.80%      0.95%      0.64%       0.49%       1.13%        2.44%      1.82%(1)
Portfolio turnover rate...................        142%       249%       172%        193%         74%         104%        48%(1)
Average commission rate paid(5)...........   $ 0.0213        N/A        N/A         N/A         N/A          N/A        N/A

(1) Annualized.
(2) Includes reimbursement of operating expenses by investment adviser of $0.05, $0.02 and $0.07, respectively.
(3) Total return information does not reflect expenses that apply to the separate accounts or related contracts; inclusion of these charges would reduce total return for all periods shown.
(4) Computed using average shares outstanding.
(5) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for securities trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs or spreads on shares traded on a principal basis.



                                 BALANCED SERIES


                                                                                                                          FROM
                                                                                                                        INCEPTION
                                                                                  YEAR ENDED DECEMBER 31,               5/1/92 TO
                                                                          1996      1995         1994         1993      12/31/92
                                                                          ----      ----         ----         ----      --------
Net asset value, beginning of period...............................   $   12.30 $   10.53     $  11.31     $  10.77     $  10.00
Income from investment operations
    Net investment income..........................................       0.36       0.40(4)      0.38(2,4)    0.32(2,4)    0.19(4)
    Net realized and unrealized gain (loss)........................       0.89       2.02        (0.70)        0.60         0.77
                                                                          ----       ----        ------        ----         ----
       Total from investment operations............................       1.25       2.42        (0.32)        0.92         0.96
                                                                          ----       ----        ------        ----         ----
Less distributions:
    Dividends from net investment income...........................      (0.35)     (0.40)       (0.36)       (0.32)       (0.19)
    Dividends from net realized gains..............................      (1.14)     (0.25)       (0.10)       (0.06)         -
                                                                         ------     ------       ------       ------        ---
        Total distributions........................................      (1.49)     (0.65)       (0.46)       (0.38)       (0.19)
                                                                         ------     ------       ------       ------       ------
Change in net asset value..........................................      (0.24)      1.77        (0.78)        0.54         0.77
                                                                         ------     ------       ------        ----         ----
Net asset value, end of period.....................................   $  12.06   $  12.30     $  10.53     $  11.31     $  10.77
                                                                      ========   ========     ========     ========     ========
Total Return(3)....................................................      10.56%     23.28%       (2.80%)       8.57%        9.72%(7)
Ratios/supplemental data:
    Net assets, end of period (thousands)..........................   $204,285   $193,302     $161,105     $158,144     $ 54,467
Ratio to average net assets of:
    Operating expenses.............................................       0.68%      0.65%(5)     0.69%        0.70%        0.50%(1)
    Net investment income..........................................       2.93%      3.44%        3.44%        3.16%        3.59%(1)
Portfolio turnover rate............................................        229%       223%         171%         161%         110%(1)
Average commission rate paid(6)....................................   $ 0.0641        N/A          N/A          N/A          N/A

(1) Annualized.
(2) Includes reimbursement of operating expenses by investment adviser of $0.001 and $0.001 per share, respectively.
(3) Total return information does not reflect expenses that apply to the separate accounts or related contracts; inclusion of these charges would reduce total return for all periods shown.
(4) Computed using average shares outstanding.
(5) For the year ended December 31, 1995, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(6) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for securities trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs or spreads on shares traded on a principal basis.
(7) Not annualized.


                                       2-7

                       REAL ESTATE SECURITIES SERIES

                                                                                                    FROM
                                                                                    YEAR          INCEPTION
                                                                                    ENDED         5/1/95 TO
                                                                                   12/31/96       12/31/95
                                                                                   --------       --------
Net asset value, beginning of period............................................   $   11.33      $  10.00
Income from investment operations
    Net investment income.......................................................        0.50(2)       0.33(2)
    Net realized and unrealized gain............................................        3.14          1.42
                                                                                        ----          ----
        Total from investment operations........................................        3.64          1.75
                                                                                        ----          ----
Less distributions:
    Dividends from net investment income........................................       (0.50)        (0.33)
    Dividends from net realized gains...........................................       (0.15)        (0.06)
    Tax return of capital.......................................................         -           (0.03)
                                                                                        ---          ------
        Total distributions.....................................................       (0.65)        (0.42)
                                                                                      ------         ------
Change in net asset value.......................................................        2.99          1.33
                                                                                        ----          ----
Net asset value, end of period..................................................   $   14.32      $  11.33
                                                                                   =========      ========
Total Return(4).................................................................       33.09%        17.79%(3)
Ratios/supplemental data:
    Net assets, end of period (thousands).......................................   $  22,710      $  8,473
Ratio to average net assets of:
    Operating expenses..........................................................        1.00%         1.00%(1)
    Net investment income.......................................................        4.36%         4.80%(1)
Portfolio turnover rate.........................................................          21%           10%(3)
Average commission rate paid(5).................................................   $  0.0468           N/A

(1) Annualized.
(2) Includes reimbursement of operating expenses by investment adviser of $0.05 and $0.07 per share, respectively.
(3) Not annualized.
(4) Total return information does not reflect expenses that apply to the separate accounts or related contracts; inclusion of these charges would reduce total return for the period shown.
(5) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for securities trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs or spreads on shares traded on a principal basis.



                             STRATEGIC THEME SERIES


                                                                                                    FROM
                                                                                                  INCEPTION
                                                                                                  1/29/96 TO
                                                                                                  12/31/96
                                                                                                  --------
Net asset value, beginning of period...........................................................   $  10.00
Income from investment operations
    Net investment income......................................................................       0.04(2)
    Net realized and unrealized gain...........................................................       0.99
                                                                                                      ----
        Total from investment operations.......................................................       1.03
                                                                                                      ----
Less distributions:
    Dividends from net investment income.......................................................      (0.04)
    Tax return of capital......................................................................      (0.01)
                                                                                                     ------
        Total distributions....................................................................      (0.05)
                                                                                                     ------
Change in net asset value......................................................................       0.98
                                                                                                      ----
Net asset value, end of period.................................................................   $  10.98
                                                                                                  ========
Total Return(4)................................................................................      10.33%(3)
Ratios/supplemental data:
    Net assets, end of period (thousands)......................................................   $ 25,972
Ratio to average net assets of:
    Operating expenses.........................................................................       1.00%(1)
    Net investment income......................................................................       0.64%(1)
Portfolio turnover rate........................................................................        391%(3)
Average commission rate paid(5)................................................................   $ 0.0587

(1) Annualized.
(2) Includes reimbursement of operating expenses by investment adviser of $0.02 per share.
(3) Not annualized.
(4) Total return information does not reflect expenses that apply to the separate accounts or related contracts; inclusion of these charges would reduce total return for the period shown.
(5) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for securities trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs or spreads on shares traded on a principal basis.


                                       2-8

                            ABERDEEN NEW ASIA SERIES

                                                                                                    FROM
                                                                                                  INCEPTION
                                                                                                  9/17/96 TO
                                                                                                  12/31/96
                                                                                                  --------
Net asset value, beginning of period...........................................................   $   10.00
Income from investment operations
    Net investment income......................................................................        0.05(2)
    Net realized and unrealized gain (loss)....................................................       (0.04)
                                                                                                      ------
        Total from investment operations.......................................................        0.01
                                                                                                       ----
Less distributions:
    Dividends from net investment income.......................................................       (0.05)
                                                                                                      ------
        Total distributions....................................................................       (0.05)
                                                                                                      ------
Change in net asset value......................................................................       (0.04)
                                                                                                      ------
Net asset value, end of period.................................................................   $    9.96
                                                                                                  =========
Total Return(4)................................................................................        0.16%(3)
Ratios/supplemental data:
    Net assets, end of period (thousands)......................................................   $  11,585
Ratio to average net assets of:
    Operating expenses.........................................................................        1.25%(1)
    Net investment income......................................................................        2.40%(1)
Portfolio turnover rate........................................................................           2%(3)
Average commission rate paid(5)................................................................    $ 0.0109

(1) Annualized.
(2) Includes reimbursement of operating expenses by investment adviser of $0.03 per share.
(3) Not annualized.
(4) Total return information does not reflect expenses that apply to the separate accounts or related contracts; inclusion of these charges would reduce total return for the period shown.
(5) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for securities trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs or spreads on shares traded on a principal basis.


                                       2-9

INTRODUCTION
--------------------------------------------------------------------------------
    This Prospectus describes the shares offered by and the operations of The Phoenix Edge Series Fund (the "Fund"). The Fund is an open-end management investment company established as a business trust under the laws of Massachusetts by an Agreement and Declaration of Trust dated February 18, 1986 (the "Declaration of Trust"). The Declaration of Trust, as amended authorizes the assets and shares of the Fund to be divided into series (the "Series"). Each Series has a different investment objective, as described on the cover page of this Prospectus, and is designed to meet different investment needs. In many respects, each Series operates as if it were a separate mutual fund.


    Shares of the Fund are sold to the Phoenix Home Life Variable Accumulation Account (the "VA Account") to fund the benefits under Variable Accumulation Annuity Contracts ("Contracts") issued by Phoenix; to the Phoenix Home Life Variable Universal Life Account (the "VUL Account") to fund the benefits under Variable Universal Life Insurance Policies ("Policies") also issued by Phoenix; to the PHL Variable Accumulation Account ("PHL VA Account") to fund benefits under Contracts issued by PHL Variable; and to the Phoenix Life and Annuity Variable Universal Life Account (the "PLAC Account") to fund benefits under Policies issued by PLAC. The VA Account, PHL VA Account, VUL Account and
PLAC VUL Account (collectively the "Accounts") invest in shares of the Fund in accordance with allocation instructions received from Contract Owners and Policyowners. Such allocation rights are further described in the accompanying Prospectus for the Contracts or Policies. Phoenix redeems shares to the extent necessary to provide benefits under the Contracts and Policies. Phoenix may establish other separate accounts which may purchase shares in the Fund.

    When making allocations from time to time, a Contract Owner or Policyowner should understand that investment return will affect benefits and the value of the Contract or Policy. The accompanying Prospectus for the respective Accounts contains a description of the relationship between increases or decreases in the net asset value of Fund shares and any distributions on such shares, and the benefits provided under the Contract or Policy.


    The Trustees have authority to issue an unlimited number of shares of beneficial interest of each Series. An interest in the Fund is limited to the assets of the Series in which shares are held, and shareholders are entitled to a pro rata share of all dividends and distributions arising from the net income and capital gains on the investments of such Series.


\AND PLAC
    Shares of the Fund are currently sold to the Accounts as the investment base for Variable Accumulation Annuity Contracts and Variable Universal Life Insurance Policies issued by Phoenix, PHL Variable and PLAC. Phoenix is a mutual life insurance company whose Executive Office is at One American Row, Hartford, Connecticut 06102-5056, and its main administrative office is at 100 Bright Meadow Boulevard, Enfield, Connecticut 06083-1900. Its New York principal office is at 99 Troy Road, East Greenbush, New York 12061. Phoenix is the nation's 14th largest mutual life insurance company and has total assets of approximately $15.5 billion. Phoenix sells insurance policies and annuity contracts through its own field force of full time agents and through brokers. Its operations are conducted in all 50 states, the District of Columbia, Canada and Puerto Rico.

    PHL Variable is a wholly-owned indirect subsidiary of Phoenix. Its Executive Office is at One American Row, Hartford, Connecticut 06102-5056 and its main administrative office is at 100 Bright Meadow Boulevard, Enfield, Connecticut 06083-1900. PHL Variable is a Connecticut stock company. On December 31, 1996, it had admitted assets of $189.5 million.

    PLAC is an indirect wholly-owned subsidiary of Phoenix. Its Executive Office is at One American Row, Hartford, Connecticut 06102-5056, and its main administrative office is at 100 Bright Meadow Boulevard, Enfield, Connecticut 06083-1900. PLAC is a Missouri stock company formed in March 1996. Formerly, it was Savers Life Insurance Company of America, chartered in Missouri. On December 31, 1996, it had admitted assets of $11.5 million.


    The interests and rights of a Contract Owner or Policyowner in the shares is subject to the terms of the Contract or Policy and is described in the accompanying Prospectus for that particular product. The rights of the Accounts as shareholders should be distinguished from the rights of Contract Owners and Policyowners, described in the accompanying Prospectus and in the Contract or Policy for that particular product. As long as shares of the Fund are sold only to the Accounts, the terms "shareholder" or "shareholders" in this Prospectus refer to the Accounts.

THE INVESTMENT ADVISERS

    The investment adviser of the Money Market, Multi-Sector, Balanced, Allocation, Growth, International and Theme Series is Phoenix Investment Counsel ("PIC" or "Adviser"). PIC is an indirect, less than wholly-owned subsidiary of Phoenix. For its services, PIC is paid an investment advisory fee based on the assets of each Series of the Fund as follows:


                        PHOENIX INVESTMENT COUNSEL, INC.
                        --------------------------------

                                                     RATE FOR
                  RATE FOR FIRST  RATE FOR NEXT    EXCESS OVER
SERIES             $250,000,000    $250,000,000    $500,000,000
------             ------------    ------------    ------------

Money Market.....      .40%            .35%            .30%
Multi-Sector.....      .50%            .45%            .40%
Balanced.........      .55%            .50%            .45%
Allocation.......      .60%            .55%            .50%
Growth...........      .70%            .65%            .60%
International....      .75%            .70%            .65%
Theme............      .75%            .70%            .65%

    The total advisory fee of 0.75% of the aggregate net assets of the International and Theme Series is greater than that paid by most mutual funds; however, the Board of Trustees of the Fund has determined that it is similar to fees charged by other mutual funds whose investment objectives are similar to those of the International and Theme Series. Each Series (except the International, Real Estate, Theme and Asia Series) pays a portion or all of its other operating expenses, up to .15% of its average net assets. The International and Theme Series pay other operating expenses up to .40% and
 .25% of their average net assets, respectively.


                                      2-10

    The investment adviser for the Real Estate Series is Phoenix Realty Securities, Inc. ("PRS" or "Adviser"). PRS is a wholly-owned indirect subsidiary of Phoenix. For its services, PRS is paid an investment advisory fee based on the assets of the Series of the Fund as follows:

                         PHOENIX REALTY SECURITIES, INC.
                         -------------------------------

                                                     RATE FOR
                  RATE FOR FIRST  RATE FOR NEXT    EXCESS OVER
SERIES            $1,000,000,000  $1,000,000,000  $2,000,000,000
------            --------------  --------------  --------------
Real Estate......      .75%            .70%            .65%

    The Real Estate Series pays a portion or all of its other expenses up to .25% of its total net assets. Pursuant to a subadvisory agreement with the Fund,
PRS delegates certain investment decisions and research functions to ABKB/LaSalle Securities Limited Partnership ("ABKB") for which ABKB is paid a fee by PRS. In accordance with the subadvisory agreement between the Fund and ABKB, ABKB is paid a monthly fee at the annual rate of 0.45% of the average aggregate daily net asset values of the Series up to $1 billion; 0.35% of such value between $1 billion and $2 billion; and 0.30% of such value in excess of $2 billion. The subadvisory agreement relating to the Real Estate Series provides, among other things, that ABKB shall effectuate the purchase and sale of securities for the Series and provide related advisory services.


    The Asia Series is managed by Phoenix-Aberdeen International Advisors, LLC ("PAIA" or "Adviser"). PAIA is a joint venture between PM Holdings, Inc., a direct subsidiary of Phoenix, and Aberdeen Fund Managers, Inc., a wholly-owned subsidiary of Aberdeen Asset Management plc. For its services, PAIA is paid an investment advisory fee based on the assets of the Series of the Fund as follows:


                  PHOENIX-ABERDEEN INTERNATIONAL ADVISORS, LLC
                  --------------------------------------------

SERIES
------
Asia Series......      1.00%


    The Asia Series pays a portion or all of its other operating expenses up to .25% of its total net assets.


OFFERING PRICES

    Shares in each of the Series of the Fund are offered to the Accounts continuously at the net asset value determined at the close of business on the day the application is accepted and paperwork is complete and in good working order. For information on pricing for initial and subsequent purchase payments under Contracts or Policies, see the accompanying prospectus.


INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------------------------------------------
    To the extent that shares are sold to the Accounts in order to fund the benefits under the Contracts or Policies, the structure of the Fund permits Contract Owners and Policyowners, within the limitations described in the Contracts or Policies, to allocate their investments in response to or in anticipation of changes in market or economic conditions.


    Each Series has a different investment objective and is designed to meet different investment needs. The differences in objectives and policies among the Series can be expected to affect the investment return of each Series and the degree of market and financial risk to which each Series is subject. The investment objective of each Series is deemed to be a fundamental policy which may not be changed without the approval of a vote of a majority of the outstanding shares of that Series. Since certain risks are inherent in the ownership of any security, there can be no assurance that any Series will achieve its investment objective. The investment policies of each Series also will affect the rate of portfolio turnover. A high rate of portfolio turnover generally involves correspondingly greater transaction costs, which must be borne directly by each Series. The portfolio turnover rate for each Series, except the Money Market Series (which does not normally pay brokerage commissions), is included under "Financial Highlights." The rate for several Series has been, and is expected to be, in excess of 100%; accordingly, such Series will pay more in brokerage commissions than would be the case if they had lower portfolio turnover rates. (See "Portfolio Transactions and Brokerage.")

MULTI-SECTOR SERIES

    The Multi-Sector Series' investment objective is to seek long-term total return by investing in a diversified portfolio of high yield (high risk) and high quality fixed income securities. Distributions of income are reinvested to purchase additional shares. The Series will seek to achieve its objective by investing, under normal conditions, at least 80% of the value of the total assets of the Series in the following sectors of the fixed income securities markets: high yield (high risk) fixed income securities, (sometimes referred to as "junk bonds"), high quality fixed income securities, fixed income securities including preferred stocks, convertible securities, debt obligations, foreign debt obligations, certificates of deposit, commercial paper, bankers' acceptances, and government obligations issued or guaranteed by federal, state or municipal governments or their agencies or instrumentalities. The Series' remaining assets may be invested in common stock and other equity securities when such investments are consistent with its primary investment objective or are acquired as part of a unit consisting of a combination of fixed income securities and equity securities (see "Other Special Investment Methods").


    Higher yields are available ordinarily from securities in the lower rated categories of recognized rating agencies (Ba to Ca by Moody's Investors Service, Inc. ("Moody's") or BB to CC by Standard & Poor's Corporation ("S&P")) and from unrated securities of comparable quality. However, the Multi-Sector Series will not invest in securities in the two lowest rating categories (Ca and C for Moody's and CC and C for S&P) unless PIC believes that the financial condition of the issuer, or the protections afforded to the particular securities, is stronger than otherwise would be indicated by the low ratings. When the investment objective of this Series can be met by investing in securities in higher rating categories, such investments will be made. Moreover, the Series may retain securities whose ratings have changed. The Appendix contains a more detailed description of such ratings.

    When a more conservative investment strategy is necessary for temporary defensive purposes, the Series may retain cash or invest part or all of its assets in cash equivalents or in other fixed income securities deemed by management to be consistent with a temporary defensive posture.


    Risk Factors. While the Multi-Sector Series' management will seek to minimize risk through diversification and continual evaluation of current developments in interest rates and economic conditions, the

                                      2-11
market prices of lower rated securities generally fluctuate more than those of higher rated securities, and using credit ratings helps to evaluate the safety of principal and interest but does not assess market risk. Economic downturns and interest rate increases may cause a higher incidence of lower-rated securities' defaults. Such fluctuations in the market value of portfolio securities subsequent to their acquisition by the Multi-Sector Series will not normally affect cash income from such securities but will be reflected in the Series' net asset value. Additionally, with lower rated securities there is a greater possibility that an adverse change in the financial condition of the issuer, particularly a highly leveraged issuer, may affect its ability to make payments of income and principal. Also, because the Series intends to invest primarily in securities in the lower rating categories, the achievement of its goals will be more dependent on management's credit analysis ability than would be the case if the Series were investing in securities in the higher rated categories. Lower-rated securities may be thinly traded and therefore harder to value and more susceptible to adverse publicity concerning the issuer. In addition, legislation may be enacted in the future that could depress the price of lower-rated securities.

    The Multi-Sector Series may invest in debt obligations that do not make any interest payments for a specified period of time prior to maturity or until maturity ("deferred coupon" or "zero coupon" obligations). The value of these obligations may fluctuate more in response to interest rate changes than would the value of debt obligations that make current interest payments. In addition, because the Series will accrue income on these securities prior to the receipt of each payment, it may have to dispose of portfolio securities to distribute income to the Accounts for tax purposes. (See the Statement of Additional Information.)

MONEY MARKET SERIES
    The investment objective of the Money Market Series is to provide maximum current income consistent with capital preservation and liquidity. The Series seeks to achieve its objective by investing in a managed portfolio of the following high quality money market instruments:

    (a) obligations issued or guaranteed as to principal and interest by the United States Government or its agencies, authorities or instrumentalities;

    (b) obligations issued by U.S. banks and savings and loan associations (such as bankers' acceptances, certificates of deposit and time deposits, including dollar-denominated obligations of foreign branches of U.S. banks and U.S. branches of foreign banks) and dollar-denominated obligations unconditionally guaranteed as to payment by such banks or savings and loan associations, which at the date of investment have capital, surplus, and undivided profits in excess of $100,000,000 as of the date of their most recently published financial statements; and obligations of other banks or savings and loan associations if such obligations are insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation;

    (c) commercial paper which at the date of investment is issued or guaranteed by a company whose commercial paper is rated A-1 by Standard & Poor's Corporation or P-1 by Moody's Investors Service, Inc., or F-1 by Fitch's Investors Service or, if not rated, is issued or guaranteed by a company which at the date of the investment has an outstanding debt issue rated AA or higher by Standard & Poor's or Aa or higher by Moody's;

    (d) other corporate obligations maturing in one year or less which at the date of investment are rated AA or higher by Standard & Poor's or Aa or higher by Moody's; and

    (e) repurchase agreements with recognized securities dealers and member banks of the Federal Reserve System with respect to any of the foregoing obligations.

    All of the Money Market Series investments will mature in 397 days or less. In addition, the average maturity of the Series' portfolio securities based on their dollar value will not exceed 90 days. By limiting the maturity of its investments, the Money Market Series seeks to lessen the changes in the value of its assets caused by market factors.

    Generally, investments will be limited to securities rated in the two highest short-term rating categories by at least two nationally recognized statistical rating organizations, or by one such organization if only one has rated the security, and comparable unrated securities. In addition, no more than 5% of the Series' total assets will be invested in securities of any one issuer or in securities not rated in the highest short-term rating category. Moreover, no more than the greater of 1% of the Series' total assets or $1 million will be invested in the securities of any one issuer that are not in the highest short-term rating category.

    This Series, consistent with its investment objective, will attempt to maximize yield through portfolio trading. This may involve selling portfolio instruments and purchasing different instruments to take advantage of disparities of yields in different segments of the high grade money market or among particular instruments within the same segment of the market. It is expected that the Series' portfolio transactions will be generally with issuers or dealers acting as principal. Accordingly, this Series will normally not pay any brokerage commissions.


    The value of the securities in the Money Market Series' portfolio can be expected to vary inversely to changes in prevailing interest rates, with the amount of such variation depending primarily on the period of time remaining to maturity of the security. Long-term obligations may fluctuate more in value than short-term obligations. If interest rates increase after a security is purchased, the security, if sold, could be sold for a loss. On the other hand, if interest rates decline after a purchase, the security, if sold, could be sold at a profit. If, however, the security is held to maturity, no gain or loss will be realized as a result of interest rate fluctuations, although the day-to-day valuation of the portfolio could fluctuate. Substantial withdrawals of the amounts held in the Money Market Series could require it to sell portfolio securities at a time when a sale might not be favorable. The value of a portfolio security also may be affected by other factors, including factors bearing on the creditworthiness of its issuer.


GROWTH SERIES

    The investment objective of the Growth Series is to achieve intermediate and long-term growth of capital, with income as a


                                      2-12
secondary consideration. The Series seeks to achieve its investment objective by investing principally in common stocks of corporations believed by PIC to offer growth potential over both the intermediate and the long term. In pursuing capital growth, emphasis is placed on the selection of securities of well-established corporations with aggressive and experienced managements. This Series may invest not more than 20% of the market value of its total assets in convertible securities, that is, debt securities and preferred stocks which are convertible into, or carry the right to purchase, common stock or other equity securities. It is not intended at this time that this Series will invest in warrants.


    Although the Growth Series will not make a practice of short-term trading, purchases and sales of securities will be made whenever necessary to achieve the investment objective of the Series without regard to the resulting brokerage costs.


    PIC intends to diversify investments of the Series among a number of corporations without concentration in any particular industry. When, in the opinion of the Fund management, a temporary defensive position is warranted, the Series may maintain part or all of its assets in cash or short-term investments such as United States Treasury bills and commercial paper; it may also invest in preferred stocks, nonconvertible bonds, notes, government securities or other fixed-income securities for temporary defensive purposes.

ALLOCATION SERIES
    The investment objective of the Allocation Series (formerly designated the "Total Return Series") is to realize as high a level of total rate of return over an extended period of time as is considered consistent with prudent investment risk. The Series seeks to achieve its investment objective by investing in three market segments: stocks, bonds, and money market instruments. In addition to trading techniques described fully in the Statement of Additional Information, the Series has retained the flexibility to write (sell) covered call options, to purchase call and put options and to enter into financial futures contracts.

    The Allocation Series will adjust the mix of investments among the three market segments to capitalize on perceived variations in return potential produced by the interaction of changing financial markets and economic conditions. It is expected that such adjustments normally will be made in a gradual manner over a period of time. THERE ARE NO MINIMUM OR MAXIMUM PERCENTAGES AS TO THE AMOUNT OF THE SERIES' ASSETS WHICH MAY BE INVESTED IN EACH OF THE MARKET SEGMENTS. MAJOR CHANGES IN INVESTMENT MIX MAY OCCUR SEVERAL TIMES A YEAR OR OVER SEVERAL YEARS, DEPENDING UPON MARKET AND ECONOMIC CONDITIONS AND EXCEPT FOR RESTRICTIONS NOTED HEREIN AND UNDER "INVESTMENT RESTRICTIONS," THE INVESTMENT ADVISER HAS COMPLETE FLEXIBILITY IN DETERMINING THE AMOUNT AND NATURE OF COMMON STOCK, DEBT OR MONEY MARKET INSTRUMENTS IN WHICH THE SERIES MAY INVEST.

    Investments in one of the three market segments will be made with a specific purpose in mind. Investments in the stock segment will be for the purpose of attempting to achieve a superior total rate of return over an extended period of time from both capital appreciation and current income. Investments in the bond segment will be for the purpose of attempting to achieve as high a total rate of return on an annual basis as is considered consistent with the preservation of capital values and may include investments of up to 5% of the Series' total assets in high risk fixed income securities (commonly referred to as "junk bonds"). Investments in the money market segment will be for the purpose of attempting to achieve high current income, the preservation of capital, and liquidity. The types of securities in each of these three market segments in which the Allocation Series will invest are listed in the Statement of Additional Information.

    Cash may be held to provide for expenses and anticipated redemption payments and so that orderly redemption payments may be carried out in accordance with the Allocation Series' investment policies.

    See Multi-Sector Series and Money Market Series for a description of risks generally associated with investing in the Allocation Series.


INTERNATIONAL SERIES

    The International Series seeks as its investment objective a high total return consistent with reasonable risk. It intends to achieve its objective by investing primarily in an internationally diversified portfolio of equity securities. It intends to reduce its risk by engaging in hedging transactions involving options, futures contracts and foreign currency transactions (see "Other Special Investment Methods"). Investments may be made for capital growth or for income or any combination thereof for the purpose of achieving a high overall return.


    There is no limitation on the percentage or amount of the International Series assets which may be invested for capital growth or income, and therefore at any particular time the investment emphasis may be placed solely or primarily on growth of capital or on income. In determining whether the International Series will be invested for capital growth or income, the Adviser will analyze the international equity and fixed income markets and seek to assess the degree of risk and level of return that can be expected from each market. The International Series will invest primarily in non-United States issuers, and under normal circumstances, more than 80% of the International Series' total assets will be invested in non-United States issuers located in not less than three foreign countries.

    In pursuing its objective, the International Series will invest primarily in common stocks of established non-United States companies believed to have potential for capital growth, income or both. However, there is no requirement that the International Series invest exclusively in common stocks or other equity securities. The International Series may invest in other types of securities including, but not limited to, convertible securities, preferred stocks, bonds, notes and other debt securities of companies (including Euro-currency instruments and securities) or obligations of domestic or foreign governments and their political subdivisions, and in foreign currency transactions. The Series may invest up to 10% of its total assets in bonds (sometimes referred to as "junk bonds") considered to be less than investment grade (but which are not in default at the time of investment), which may subject the Series to risks attendant to such bonds (see "Risk Factors" below). When the Adviser believes that the total return potential in debt securities equals or exceeds the potential return on equity securities, the Series may substantially increase its holdings in debt securities. The International Series may establish and maintain part or all of its assets in reserves for

                                      2-13
temporary defensive purposes or to enable it to take advantage of buying opportunities. The International Series reserves may be invested in domestic as well as foreign short-term money market instruments including, but not limited to, government obligations, certificates of deposit, bankers' acceptances, time deposits, commercial paper, short-term corporate debt securities and repurchase agreements. The International Series may also engage in certain options transactions, and enter into futures contracts and related options for hedging purposes, invest in repurchase agreements and lend portfolio securities (see "Other Special Investment Methods").


    The International Series also may invest in the securities of other investment companies subject to the limitations contained in the 1940 Act (see "Investment Restrictions" in the Statement of Additional Information). In certain countries, investments may be made only by investing in other investment companies that, in turn, are authorized to invest in the securities that are issued in such countries. The Fund's purchase of securities of such other investment companies may result in the layering of expenses such that shareholders indirectly bear a proportionate part of the expenses for such investment companies including operating costs and investment advisory and administrative fees.

    The International Series makes investments in various countries. Under normal circumstances, business activities in a number of different foreign countries will be represented in the International Series' investments. The International Series may, from time to time, have more than 25% of its assets invested in any major industrial or developed country which in the view of the Adviser poses no unique investment risk. The International Series may purchase securities of companies, wherever organized, which have their principal activities and interests outside the United States. Under exceptional economic or market conditions abroad, the International Series may, for temporary defensive purposes, invest all or a major portion of its assets in U.S. government obligations or securities of companies incorporated in and having their principal activities in the United States. The International Series also may invest its reserves in domestic short-term money-market instruments as described above.


    In determining the appropriate distribution of investments among various countries and geographic regions, the Adviser ordinarily will consider the following factors: prospects for relative economic growth among foreign countries; expected levels of inflation; relative price levels of the various capital markets; government policies influencing business conditions; the outlook for currency relationships and the range of individual investment opportunities available to the international investor.

    The International Series may make investments in developing countries, which involve exposure to economic structures that are generally less diverse and mature than in the United States, and to political systems which may be less stable. A developing country can be considered to be a country which is in the initial stages of its industrialization cycle. In the past, markets of developing countries have been more volatile than the markets of developed countries; however, such markets often have provided higher rates of return to investors. The Adviser believes that these characteristics can be expected to continue in the future.

    Generally, the Series will not trade in securities for short-term profits but, when circumstances warrant, securities may be sold without regard to the length of time held.

    Risk Factors. There are substantial and different risks involved which should be carefully considered by any investor considering foreign investments. For example, there is generally less publicly available information about foreign companies than is available about companies in the United States. Foreign companies are generally not subject to uniform audit and financial reporting standards, practices and requirements comparable to those in the United States. In addition, if it should become necessary, the Fund could encounter difficulties involving legal processes abroad.


    Foreign securities involve currency risks. Exchange rates are determined by forces of supply and demand in the foreign exchange markets, and these forces are in turn affected by a range of economic, political, financial, governmental and other factors. Exchange rate fluctuations can affect the Portfolio's net asset value and dividends either positively or negatively depending upon whether foreign currencies are appreciating or depreciating in value relative to the U.S. dollar. Exchange rates fluctuate over both the short and long term. The U.S. dollar value of a foreign security tends to decrease when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar falls against such currency. Fluctuations in exchange rates also may affect the earning power and asset value of the foreign entity issuing the security. Dividend and interest payments may be repatriated based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed. Losses and other expenses may be incurred in converting between various currencies in connection with purchases and sales of foreign securities.

    Foreign stock markets are generally not as developed or efficient as those in the United States. In most foreign markets, volume and liquidity are less than in the United States and, at times, volatility of price can be greater than in the United States. Fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on United States exchanges. There is generally less government supervision and regulation of foreign stock exchanges, brokers and companies than in the United States.


    There also is the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets, political or social instability, or diplomatic developments which could adversely affect investments, assets or securities transactions of the International Series in some foreign countries. The International Series is not aware of any investment or exchange control regulations which might substantially impair the operations of the Series as described, although this could change at any time.


    Particular risks are posed by investments in third world countries or so-called "emerging markets." These securities may be especially volatile based on relative economic, political and market conditions present in these countries. The economics of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies


                                      2-14
also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. Certain emerging market countries are either comparatively undeveloped or are in the process of becoming developed and may consequently be economically based on a relatively few or closely interdependent industries. A high proportion of the shares of many emerging market issuers also may be held by a limited number of large investors trading significant blocks of securities. While the Adviser will strive to be sensitive to publicized reversals of economic conditions, political unrest and adverse changes in trading status, unanticipated political and social developments may affect the values of a Portfolio's investments in such countries and the availability of additional investments in such countries.

    For many foreign securities, there are U.S. dollar-denominated American Depository Receipts ("ADRs"), which are traded in the United States on exchanges or over the counter and are sponsored and issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in foreign issuers' stock, the International Series can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. The International Series also may invest in European Depository Receipts ("EDRs"), which are receipts evidencing an arrangement with a European bank similar to that for ADRs and are designed for use in the European securities markets. EDRs are not necessarily denominated in the currency of the underlying security.

    The dividends and interest payable on certain of the International Series' foreign securities may be subject to foreign withholding taxes, thus reducing the net amount available for distribution to the International Series' shareholders. Investors should understand that the expense ratio of the International Series can be expected to be higher than those of investment companies investing in domestic securities since the costs of operation are higher.

    Since the International Series may invest up to 10% of its total assets in bonds considered to be less than investment grade, it may be exposed to greater risks than if it did not invest in such bonds. With lower rated bonds, there is a greater possibility that an adverse change in the financial condition of the issuer may affect its ability to pay principal and interest. See "Risk Factors" described in connection with the Multi-Sector Series for additional information regarding investing in lower rated securities.


BALANCED SERIES
    The Balanced Series seeks as its investment objectives reasonable income, long-term capital growth and conservation of capital. The Balanced Series intends to invest based on combined considerations of risk, income, capital enhancement and protection of capital value.


    The Balanced Series may invest in any type or class of security. Normally, the Balanced Series will invest in common stocks and fixed income securities; however, it also may invest in securities convertible into common stocks. At least 25% of the value of its assets will be invested in fixed income senior securities. The overall economic and financial outlook determines the allocation of assets between fixed income and common stock investments. Fixed income investments are typically made in high quality, lower risk securities. Common stock investments are made in companies with intermediate and long-term earnings growth potential such as are invested in by the Growth Series. The Series attempts to invest in common stocks belonging to fundamentally attractive sectors and industries and strives to be overweighted in these areas relative to their representation in broad market indices such as the Standard & Poor's 500. The current outlook and the asset allocation are continuously reviewed.


    The Series may also engage in certain options transactions and enter into financial futures contracts and related options for hedging purposes and may invest in deferred or zero coupon debt obligations. (See "Other Special Investment Methods" and the Statement of Additional Information.)

    In implementing the investment objectives of this Series, management will select securities believed to have potential for the production of current income, with emphasis on securities that also have potential for capital enhancement. In an effort to protect its assets against major market declines, or for other temporary defensive purposes, the Balanced Series may actively pursue a policy of retaining cash or investing part or all of its assets in cash equivalents, such as government securities and high grade commercial paper.

REAL ESTATE SERIES
    The Real Estate Series seeks as its investment objective capital appreciation and income with approximately equal emphasis. It intends under normal circumstances to invest in marketable securities of publicly traded real estate investment trusts ("REITs") and companies that are principally engaged in the real estate industry. Under normal circumstances, the Series intends to invest at least 75% of the value of its assets in these securities.


    REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. Generally, REITs can be classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs. The Series intends to emphasize investment in equity REITs.

    In determining whether an issuer is "principally engaged" in the real estate industry, PRS seeks companies which derive at least 50% of their gross revenues or net profits from the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate. The equity securities of real estate companies considered for purchase by the Series will consist of shares of beneficial interest, marketable common stock, rights or warrants to purchase common stock, and securities with common stock characteristics such as preferred stock and debt securities convertible into common stock.


                                      2-15

    The Real Estate Series also may invest up to 25% of its total assets in (a) marketable debt securities of companies principally engaged in the real estate industry; (b) mortgage-backed securities such as mortgage pass-through certificates, real estate mortgage investment conduit ("REMIC") certificates and collateralized mortgage obligations ("CMOs"); or (c) short-term investments listed below.

    The Real Estate Series invests in debt securities only if, at the date of investment, they are rated within the four highest grades as determined by Moody's (Aaa, Aa, A or Baa) or by S&P (AAA, AA, A or BBB) or, if not rated or rated under a different system, are judged by PRS to be of equivalent quality to debt securities so rated. Securities rated Baa or BBB are medium grade investment obligations that may have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments in the case of such obligations than is the case for higher grade securities. The Series may, but is not obligated to, dispose of debt securities whose credit quality falls below investment grade. Unrated debt securities may be less liquid than comparable rated debt securities and may involve somewhat greater risk than rated debt securities.

    For temporary defensive purposes (as when market conditions in real estate securities are extremely adverse such that PRS believes there are extraordinary risks associated with investment therein), the Series may invest up to 100% of its total assets in short-term investments such as money market instruments consisting of securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; repurchase agreements; certificates of deposit and bankers' acceptances issued by banks or savings and loan associations having net assets of at least $500 million as of the end of their most recent fiscal year; high-grade commercial paper rated at time of purchase, in the top two categories by a national rating agency or determined to be of comparable quality by PRS or ABKB at the time of purchase; and other long- and short-term instruments which are rated A or higher by S&P or Moody's at the time of purchase.

    Risk Factors. The Real Estate Series is non-diversified under the federal securities laws. As a non-diversified portfolio, there is no restriction under the Investment Company Act of 1940 (the "1940 Act") on the percentage of assets that may be invested at any time in the securities of any one issuer. To the extent that the Real Estate Series is not fully diversified, it may be more susceptible to adverse economic, political or regulatory developments affecting a single issuer than would be the case if it were more broadly diversified. In addition, investments by the Real Estate Series in securities of companies providing mortgage servicing will be subject to the risks associated with refinancings and their impact on servicing rights.

    Although the Real Estate Series does not invest directly in real estate, it does invest primarily in real estate securities and accordingly, the value of shares of the Real Estate Series will fluctuate in response to changes in economic conditions within the real estate industry. Risks associated with the direct ownership of real estate and with the real estate industry in general include, among other things, possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; over-building; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from flood, earthquakes or other natural disasters; limitations on and variations in rents; dependency on property management skill; the appeal of properties to tenants; and changes in interest rates.


    Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to the risks of financing projects. The Series may invest in new or unseasoned REIT issuers and it may be difficult or impossible for PRS or ABKB to ascertain the value of each of such REIT's underlying assets, management capabilities and growth prospects. In addition, REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax or distributed income under the Internal Revenue Code of 1986, as amended (the "Code") and failing to maintain their exemptions from the 1940 Act. REITs whose underlying assets include long-term health care properties, such as nursing, retirement and assisted living homes may be impacted by federal regulations concerning the health care industry. The Series will indirectly bear its proportionate share of any expenses paid by the Series itself.

    REITs (especially mortgage REITs) are subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations usually rises. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investment in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.


    In addition, investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be more subject to abrupt or erratic price movements than larger capitalization stocks included in the S&P 500 Index.


THEME SERIES
    The Theme Series seeks as its investment objective long-term appreciation of capital through investing in securities of companies that the Adviser believes are particularly well positioned to benefit from cultural, demographic, regulatory, social or technological changes worldwide. Examples of thematic investing would include investing in oil and gas exploration companies during the energy shortage years of the late 1970s, owning companies which benefited from lower inflation trends during the early 1980s, investing in companies acquiring cellular franchises in the late 1980s and technology companies during the 1990s.

    The Adviser will not concentrate its investments in amounts greater than 25% of the assets of the Series in any particular "industry(ies)" or group(s) of "industries" without shareholder


                                      2-16
approval. In determining when and whether to invest in particular industries, the Adviser will establish strategic (major changes affecting markets for prolonged periods) and tactical (focused, short-term) investment themes. Investment themes shall generally reflect trends which appear likely to drive stocks with similar technologies and products or which embody broad social, economic, political and technological considerations; offer substantial appreciation potential; present a visionary idea or creative solution; and exhibit some independence from economic cycles. The Adviser may change investment themes once it has determined that an investment theme has become saturated or fully exploited. The Adviser may pursue one or more investment themes at any time.

    The Adviser will seek to identify companies which, in addition to being considered well positioned to benefit from investment themes identified, are also believed to possess attributes such as, but not limited to, good financial resources, satisfactory return on capital, enhanced industry position and superior management skills.


    The Theme Series also may invest in preferred stocks, investment grade bonds (Moody's Investors Service, Inc. rating Baa or higher or Standard & Poor's Ratings Group rating BBB or higher), convertible preferred stocks and convertible debentures if in the judgment of the Adviser the investment would further its investment objective. The Series may also engage in certain options transactions and enter into financial futures contracts and related options for hedging purposes. The Series also may invest up to 35% of its assets in the securities of foreign issuers. See "Other Special Investment Methods." Each security held will be monitored to determine whether it is contributing to the basic objective of long-term appreciation of capital.


    For temporary defensive purposes (as when market conditions for growth stocks are adverse), investments may be made in fixed income securities with or without warrants or conversion features. In addition, for such temporary defensive purposes, the Series may pursue a policy of retaining cash or investing part or all of its assets in cash equivalents. When the Series' assets are held in cash or cash equivalents, it is not investing in securities intended to meet the Series' investment objective.


    Risk Factors. To the extent that the Series invests in a single investment theme, it may be more susceptible to adverse economic, political or regulatory developments than would be the case if it invested in a broader spectrum of themes. In addition, the Series' investments in common stocks of companies with limited operating history may result in higher volatility in returns. Further, the successful effectuation of the thematic investment strategy used by the Adviser is dependent upon the Adviser's ability to anticipate emerging market trends, exploit such investment opportunities and to thereafter divest of such securities upon saturation. No assurances can be given that the investment strategies utilized will positively correlate with any or all such marketplace trends or that other, possibly more profitable, investment trends could be overlooked.

ASIA SERIES
    The investment objective of the Asia Series is to provide long term capital appreciation. It is intended that this Series will achieve its objective by investing under normal market conditions at least 65% of its total assets in a diversified portfolio of common stocks, convertible securities and preferred stocks of issuers organized and principally operating in Asia, excluding Japan (i.e., companies which derive a significant proportion (at least 50%) of their revenues or profits from goods produced or sold, investments made or services performed in such countries or which have at least 50% of their assets situated in such countries) and whose principal securities are actively traded on recognized stock exchanges of such countries. The Series does not intend to invest in securities which are traded in markets in Japan or in countries organized under the laws of Japan.

    The Series will invest in countries having more established markets in regions of Asian countries. The Asian countries to be represented in the Series ordinarily will consist of three or more of the following countries: China, Hong Kong, India, Indonesia, South Korea, Malaysia, Pakistan, the Philippines, Singapore, Sri Lanka, Taiwan and Thailand. From time to time, the Series may invest in South Pacific nations such as Australia and New Zealand. There is no requirement that the Series, at any given time, invest in any one particular country or in all of the countries listed above or in any other Asian countries or other developing markets that are open to foreign investment. In determining the appropriate distribution of investments among various countries and geographic regions, the Adviser ordinarily will consider the following factors: prospects for relative economic growth among Asian countries; expected levels of inflation; relative price levels of the various capital markets; governmental policies influencing business conditions; the outlook for currency relationships and the range of individual investment opportunities available to the international investor. The Series may make investments in developing or emerging market countries, which involve exposure to economic structures that are generally less diverse and mature than in the United States, and to political systems which may be less stable. A developing country can be considered to be a country which is in the initial stages of its industrialization cycle. In the past, markets of developing countries have been more volatile than the markets of developed countries; however, such markets often have provided higher rates of return to investors.

    In certain countries, investments may be made only by investing in other investment companies that, in turn, are authorized to invest in the securities that are issued in such countries. The Series may therefore invest in the securities of other investment companies subject to the limitations contained in the 1940 Act (see "Investment Restrictions" in the Statement of Additional Information). The Series' purchase of the securities of other investment companies (and closed-end companies) results in the layering of expenses including operating costs, investment advisory and administrative fees.

    The Series may establish and maintain reserves of up to 100% of its assets for temporary defensive purposes under abnormal market or economic conditions. The Series' reserves may be invested in domestic as well as foreign short-term money market instruments including, but not limited to, government obligations, certificates of deposit, bankers' acceptances, time deposits, commercial paper, short-term corporate debt securities and repurchase agreements. When the Series' assets are held in cash or cash equivalents, it is not investing in securities intended to meet the Series' investment objective.


    See International Series for a description of risks associated with foreign investments.

                                      2-17

    Additional discussion regarding risks involved in investing in the Series are described in the "Other Special Investment Methods" section below.

OTHER SPECIAL INVESTMENT METHODS
--------------------------------------------------------------------------------
CONVERTIBLE SECURITIES

    Each Series may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest generally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have several unique investment characteristics such as
(1) higher yields than common stocks, but lower yields than comparable nonconvertible securities, (2) a lesser degree of fluctuation in value than the underlying stock since they have fixed income characteristics and (3) the potential for capital appreciation if the market price of the underlying common stock increases. Up to 5% of each Series' assets may be invested in convertible securities that are rated below investment grade (commonly referred to as "junk" securities). Such securities present greater credit and market risks than investment grade securities. A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a Series is called for redemption, the Series may be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.


REPURCHASE AGREEMENTS

    The Money Market, Real Estate, International, Theme and Asia Series may invest in repurchase agreements. However, no more than 10% of a Series' net assets will be invested in repurchase agreements having maturities of more than seven days. A repurchase agreement is a transaction where a Series buys a security at one price and the seller simultaneously agrees to buy that same security back at a higher price. Repurchase agreements will be entered into with commercial banks, brokers and dealers considered by the Board of Trustees and the Adviser acting at the Board's direction, to be creditworthy. In addition, the repurchase agreements are always fully collateralized by the underlying instrument and are marked to market every business day. However, the use of repurchase agreements involves certain risks such as default by, or insolvency of, the other party to the transaction.


OPTIONS

    The Multi-Sector, Money Market, Growth, Allocation, Balanced,
International, Theme and Asia Series may write (sell) covered call options on securities owned by them, including securities into which convertible securities are convertible, provided that such call options are listed on a national securities exchange. Generally, when a Series writes a covered call option, it will acquire the underlying security or will have absolute and immediate right to acquire that security without additional consideration upon conversion or exchange of other securities held by the Series. The Money Market, Growth and Multi-Sector Series may only purchase call options for the purpose of terminating a call option previously written. The Allocation, Balanced, International and Theme Series also may buy exchange-traded call and put options on equity and debt securities and on stock market indexes. The International and Theme Series also may write or buy Over-the-Counter (OTC) options, buy put options on securities indices and enter into options transactions on a foreign currency. Generally, a put option on a securities index is similar to a put option on an individual security, except that the value of the option depends on the weighted value of the group of securities comprising the index and all settlements are made in cash. The International, Theme and Asia Series also may invest up to 5% of its net assets in warrants and stock rights, which are almost identical to call options except that they are issued by the issuer of the underlying security rather than an option writer. However, no more than 2% of its net assets will be invested in warrants and stock rights not traded on the New York Stock Exchange or American Stock Exchange. A complete description of options, warrants and stock rights, and their associated risks is contained in the Statement of Additional Information. Options are forms of "derivatives" in that their value is dependent on fluctuations in the value of other securities.


    The Fund understands the position of the staff of the Securities and Exchange Commission (the "SEC") to be that purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities. The Fund has adopted procedures for engaging in OTC options transactions for the purpose of reducing any potential adverse effect of such transactions upon the liquidity of the International Series. A brief description of these procedures and related limitations appears in the Statement of Additional Information.

FINANCIAL FUTURES AND RELATED OPTIONS

    The Allocation and Balanced Series may enter into financial futures contracts for the purchase or sale of debt obligations traded on exchanges regulated by the Commodity Futures Trading Commission to hedge against anticipated changes in interest rates that would otherwise have an adverse effect upon the value of debt securities in its portfolio. A futures contract on a debt obligation is a binding contractual commitment which, if held until maturity, will result in an obligation to make or accept delivery of obligations having a standard face value and rate of return. Hedging is the initiation of an offsetting position in the futures market which is intended to minimize the risk associated with a position's underlying securities in the cash market. The purchase of such futures contracts will not be for speculation but will be solely for protection of the Series against declines in value. Immediately after entering into a futures contract for the receipt or delivery of a security, the value of the securities called for by all of the Allocation or Balanced
Series' futures contracts (both receipts and delivery) will not exceed 10% of such Series' total assets.

    The International, Theme and Asia Series also may enter into financial futures contracts and related options to hedge against anticipated changes in the market value of its portfolio securities or securities which it intends to purchase or in the exchange rate of foreign currencies. The International, Theme and Asia Series will not purchase or sell any financial futures contract or related option if, immediately thereafter, the sum of the cash or U.S. Treasury bills committed with respect to its existing futures and related options positions and the premiums paid for related options would exceed 5% of the market value of the Series' total assets.


                                      2-18

    Engaging in transactions in financial futures contracts involves certain risks, such as the possibility of an imperfect correlation between futures market prices and cash market prices and the possibility that the Adviser or Subadviser could be incorrect in its expectations as to the direction or extent of various interest rate movements or foreign currency exchange rates, in which case the Series' return might have been greater had hedging not taken place. There is also the risk that a liquid secondary market may not exist. The risk in purchasing an option on a financial futures contract is that the Series will lose the premium it paid. Also, there may be circumstances when the purchase of an option on a financial futures contract would result in a loss to the Series even though the purchase or sale of the contract would not have resulted in a loss. Futures are forms of derivatives.

    A complete description of financial futures and related options is contained in the Statement of Additional Information.

FOREIGN SECURITIES

    The International and Asia Series will purchase foreign securities as discussed above. In addition, the other Series may invest up to 25% (or 35% as to the Theme Series) of total net asset value in foreign securities. The Multi-Sector Series may invest up to 35% of total net asset value in foreign debt securities. The Series, other than the International, Theme and Asia Series, will purchase foreign debt securities only if issued in U.S. dollar denominations. Investments in foreign securities, particularly those of non-governmental issuers, involve considerations which are not ordinarily associated with investing in domestic issuers. Those considerations are discussed under "International Series."

    Foreign Currency Transactions. The value of the assets of the Series invested in foreign securities, as measured in United States dollars, may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Series may incur costs in connection with conversions between various currencies. The Series will conduct foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. At the time of the purchase of a forward foreign currency exchange contract, any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily equal to the market value of the contract, minus the Series' initial margin deposit with respect thereto, will be deposited in a segregated account with the Fund's custodian bank to collateralize fully the position and thereby ensure that it is not leveraged.


    When a Series enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may want to establish the United States dollar cost or proceeds, as the case may be. By entering into a forward contract in United States dollars for the purchase or sale of the amount of foreign currency involved in the underlying security transaction, a Series is able to protect itself against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the United States dollar and such foreign currency. However, this tends to limit potential gains which might result from a positive change in such currency relationships. A Series also may hedge its foreign currency exchange rate risk by engaging in currency financial futures and options transactions. For more information about foreign currency transactions, see the Statement of Additional Information.

LEVERAGE

    The Theme Series may, from time to time, increase its ownership of securities holdings above the amounts otherwise possible by borrowing from banks at fixed amounts of interest and investing the borrowed funds. The Fund will borrow only from banks, and only if immediately after such borrowing the value of the assets of the Series (including the amount borrowed), less its liabilities (not including any borrowings) is at least three times the amount of funds borrowed for investment purposes. The Fund may borrow up to 25% of the net assets of such Series, not including the proceeds of any such borrowings. However, the amount of the borrowings will be dependent upon the availability and cost of credit from time to time. If, due to market fluctuations or other reasons, the value of such Series' assets computed as provided above become less than three times the amount of the borrowings for investment purposes, the Fund, within three business days, is required to reduce bank debt to the extent necessary to meet the required 300% asset coverage.


    Interest on money borrowed will be an expense of those Series with respect to which the borrowing has been made. Because such expense otherwise would not be incurred, the net investment income of such Series is not expected to be as high as it otherwise would be during periods when borrowings for investment purposes are substantial.

    Bank borrowings for investment purposes must be obtained on an unsecured basis. Any such borrowing also must be made subject to an agreement by the lender that any recourse is limited to the assets of such Series with respect to which the borrowing has been made.


    Any investment gains made with the additional monies borrowed in excess of interest paid will cause the net asset value of such Series' shares to rise faster than otherwise would be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover its cost (including any interest paid on the monies borrowed) to such Series, the net asset value of the Series will decrease faster than otherwise would be the case.


PRIVATE PLACEMENTS AND RULE 144A SECURITIES

     Each Series may purchase securities which have been privately issued and are subject to legal restrictions on resale or which are issued to qualified institutional investors under special rules adopted by the SEC. Such securities may offer higher yields than comparable publicly traded securities. Such securities ordinarily can be sold by the Series in secondary market transactions to certain qualified investors pursuant to rules established by the SEC, in privately negotiated transactions to a limited number of purchasers or in a public offering made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "1933 Act"). Public sales of such securities by the Fund may involve significant delays and expense. Private sales often require negotiation with one or more

                                      2-19
purchasers and may produce less favorable prices than the sale of similar unrestricted securities. Public sales generally involve the time and expense of the preparation and processing of a registration statement under the 1933 Act (and the possible decline in value of the securities during such period) and may involve the payment of underwriting commissions. In some instances, the Series may have to bear certain costs of registration in order to sell such shares publicly. Except in the case of securities sold to qualifying institutional investors under special rules adopted by the SEC for which the Trustees determine the secondary market is liquid, Rule 144A Securities will be considered illiquid. Trustees may determine the secondary market is liquid based upon the following factors which will be reviewed periodically as required pursuant to procedures adopted by the Series: the number of dealers willing to purchase or sell the security; the frequency of trades; dealer undertakings to make a market in the security; and the nature of the security and its market. Investing in Rule 144A Securities could have the effect of increasing the level of these Series' illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. Each Series may invest up to 15% of its net assets in illiquid securities.


MORTGAGE-BACKED SECURITIES

    The Real Estate Series also may invest in mortgage-backed securities such as mortgage pass-through certificates, real estate mortgage investment conduit ("REMIC") certificates and collateralized mortgage obligations ("CMOs"). CMOs are hybrid instruments with characteristics of both mortgage-backed and mortgage pass-through securities. Similar to a bond, interest and prepaid principal on a CMO are paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Government National Mortgage Association
(GNMA), or Federal National Mortgage Association. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired. REMICs are similar to CMOs and are fixed pools of mortgages with multiple classes of interests held by investors.


    The Series also may invest in pass-through securities that are derived from mortgages. A pass-through security is formed when mortgages are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgages is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee).

    The Series may purchase pass-through securities at a premium or at a discount. The value of pass-through securities in which the Series may invest will fluctuate with changes in interest rates. The value of such securities varies inversely with interest rates, except that when interest rates decline, the value of pass-through securities may not increase as much as other debt securities because of the prepayment feature. Changes in the value of such securities will not affect interest income from those obligations but will be reflected in the Series' net asset value.


    A particular risk associated with pass-through securities involves the volatility of prices in response to changes in interest rates, or prepayment risk. Prepayment rates are important because of their effect on the yield and price of securities. Prepayments occur when the holder of an individual mortgage prepays the remaining principal before the mortgages' scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Although the pattern of prepayments is estimated and reflected in the price paid for pass-through securities at the time of purchase, the actual prepayment behavior of mortgages cannot be known at that time. Therefore, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through securities. Prepayments that occur faster than estimated adversely affect yields for pass-throughs purchased at a premium (that is, a price in excess of principal amount) and may cause a loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-throughs purchased at a discount. Furthermore, the proceeds from prepayments usually are reinvested at current market rates, which may be higher than, but usually are lower than, the rates earned on the original pass-through securities. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors, net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Mortgage-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities or decline in value from declining interest rates because of risk of prepayment. Pass-through securities are forms of derivatives.


LENDING OF PORTFOLIO SECURITIES

    Subject to certain investment restrictions, a Series may, from time to time, lend securities from its portfolio to brokers, dealers and financial institutions deemed creditworthy and receive, as collateral, cash or cash equivalents which at all times while the loan is outstanding will be maintained in amounts equal to at least 100% (except the Asia Series which will maintain an amount equal to at least 102%) of the current market value of the loaned securities. Any cash collateral will be invested in short-term securities which will increase the current income of the Series lending its securities. A Series will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights and subscription rights. While a securities loan is outstanding, the Series is to receive an amount equal to any dividends, interest or other distributions with respect to the loaned securities. A Series may pay reasonable fees to persons unaffiliated with the Fund for services in arranging such loans.


    Even though securities lending usually does not impose market risks on the lending Series, a Series would be subject to risk of loss due to an increase in value if the borrower fails to return the borrowed securities for any reason (such as the borrower's insolvency). Moreover, if the borrower of the securities is insolvent, under current bankruptcy law, a Series could be ordered by a court not to liquidate the collateral for an indeterminate period of time. If the borrower is the subject of insolvency proceedings and the collateral held may not be liquidated, the result could be a material adverse impact on the liquidity of the lending Series.

                                      2-20

INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

    The Fund may not invest more than 25% of the assets of any one Series in any one industry (except that the Money Market and Allocation Series may invest more than 25% of their assets in the banking industry and the Real Estate Series may invest at least 75% of its assets in the real estate industry). If the Fund makes loans of the portfolio securities of any Series, the market value of the securities loaned may not exceed 25% of the market value of the total assets of such Series. The Fund may borrow money from a bank provided such borrowing does not exceed 10% of the net asset value, not considering any such borrowings as liabilities.


    In addition to the investment restrictions described above, each Series' investment program is subject to further restrictions which are described in the Statement of Additional Information. The restrictions for each Series are fundamental and may not be changed without shareholder approval.

PORTFOLIO TURNOVER
--------------------------------------------------------------------------------

    Each Series pays brokerage commissions for purchases and sales of portfolio securities. A high rate of portfolio turnover involves a correspondingly greater amount of brokerage commissions and other costs which must be borne directly by a Series and thus indirectly by its shareholders. It also may result in the realization of larger amounts of short-term capital gains, which are taxable to shareholders as ordinary income. The rate of portfolio turnover is not a limiting factor when the Adviser deems changes appropriate. Although securities for the Theme Series are not purchased for the short-term, the Adviser's strict sell discipline may result in rates of portfolio turnover equivalent to those identified by the SEC as appropriate for capital appreciation funds with substantial short-term trading. The Adviser's approach dictates that underperforming securities and securities not consistent with prevailing themes will be sold. Portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the Series' securities (excluding short-term securities). The turnover rate may vary greatly from year to year and may be affected by cash requirements for redemptions of shares of a Series and by compliance with provisions of the Internal Revenue Code, relieving investment companies which distribute substantially all of their net income from federal income taxation on the amounts distributed. The rates of portfolio turnover for each Series are set forth under "Financial Highlights." For more information regarding the consequences related to a high portfolio turnover rate, see "Portfolio Transactions and Brokerage" and "Dividends, Distributions and Taxes" in the Statement of Additional Information.


THE FUND AND ITS MANAGEMENT
--------------------------------------------------------------------------------

    The Fund is a mutual fund, technically known as an open-end, diversified investment company. The Board of Trustees supervises the business affairs and investments of the Fund, which is managed on a daily basis by the Fund's investment advisers. The Fund was organized as a Massachusetts Business Trust on February 18, 1986. The Fund issues shares of beneficial interest in nine
Series. The Statement of Additional Information contains a list of the members of the Board of Trustees and the officers of the Fund.


INVESTMENT ADVISERS
    The Fund's investment advisers are Phoenix Investment Counsel,
Inc. ("PIC"), Phoenix Realty Securities, Inc. ("PRS") and Phoenix-Aberdeen International Advisors, LLC ("PAIA," collectively, the "Advisers"). PIC is located at 56 Prospect Street, Hartford, Connecticut 06115. PRS is located at 38 Prospect Street, Hartford, Connecticut 06115. PAIA is located at One American Row, Hartford, Connecticut
06102.


    PIC was originally organized in 1932 as John P. Chase, Inc. In addition to the Fund, it serves as investment adviser to the Phoenix Series Fund, Phoenix Strategic Allocation Fund, Inc., Phoenix Strategic Equity Series Fund (all series other than Equity Opportunities Series) and Phoenix Multi-Portfolio Fund (all portfolios other than the Real Estate Securities Portfolio) and as subadviser to Chubb America Fund, Inc. and Sun America Series Trust. PIC also serves as subadviser to the Asia Series.

    All of the outstanding stock of PIC is owned by Phoenix Equity Planning Corporation ("PEPCO"), a subsidiary of Phoenix Duff & Phelps Corporation ("PD&P"). Phoenix owns a controlling interest in PD&P. PEPCO also performs bookkeeping, pricing and administrative services for the Fund. PEPCO is registered as a broker-dealer in 50 states. The executive offices of Phoenix are located at One American Row, Hartford, Connecticut 06102; the executive offices of Phoenix Duff & Phelps Corporation are located at 56 Prospect Street, Hartford, Connecticut 06115, and the principal offices of PEPCO are located at 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2200.


    PRS was formed in 1994 as an indirect subsidiary of Phoenix. In addition to the Fund, it serves as investment adviser to the Real Estate Securities Portfolio of the Phoenix Multi-Portfolio Fund and to the American Phoenix Investment Portfolio. As of December 31, 1996, PRS had approximately $1.4 billion in assets under management.

    ABKB/LaSalle Securities Limited Partnership (ABKB), a subsidiary of LaSalle Partners, serves as subadviser to the Real Estate Series. ABKB's principal place of business is located at 100 East Pratt Street, Baltimore, Maryland 21202. ABKB has been a registered investment advisor since 1979.


    PAIA, a Delaware limited liability company formed in 1996 and jointly owned and managed by PM Holdings, Inc., is a direct subsidiary of Phoenix and Aberdeen Fund Managers, Inc., a wholly-owned subsidiary of Aberdeen Asset Management plc. Aberdeen Asset Management plc is a partially-owned subsidiary of Phoenix. Aberdeen Fund Managers, Inc. has its principal offices located at 1 Financial Plaza, Suite 2210, NationsBank Tower, Fort Lauderdale, Florida 33394. While many of the officers and directors of the Adviser and subadviser have extensive experience as investment professionals, due to its recent formation, the Adviser has no prior operating history. Aberdeen Fund Managers, Inc. also serves as subadviser to the Asia Series.

    Aberdeen Asset Management was founded in 1983, and through subsidiaries operating from offices in Aberdeen, Scotland; London, England; Singapore; and Fort Lauderdale, Florida, provides investment management services to unit and investment trusts, segregated

                                      2-21
pension funds and other institutional and private portfolios. As of September 30, 1996, Aberdeen Asset Management, and its advisory subsidiaries, had approximately $4 billion in assets under management.

    The Advisers continuously furnish an investment program for each Series and manage the investment and reinvestment of the assets of each Series subject at all times to the authority and supervision of the Trustees. All costs and expenses (other than those specifically referred to as being borne by the Advisers) incurred in the operation of the Account and the Fund are borne by the Fund, Phoenix, PHL Variable or PLAC. A more detailed discussion of the Advisers and the Investment Advisory Agreements and Investment Subadvisory Agreements is contained in the Statement of Additional Information.


PORTFOLIO MANAGERS

    Balanced Series. Mr. C. Edwin Riley, Jr. serves as portfolio manager of the Balanced Series and as such is primarily responsible for the day-to-day management of the Series' portfolio. Mr. Riley is also vice president of Phoenix Series Fund and portfolio manager of the Balanced Series of that Fund. Mr. Riley is a managing director, Equities, of Phoenix Investment Counsel, Inc. and National Securities & Research Corporation. From 1988 to 1995, Mr. Riley served as senior vice president and director of Equity Management for Nationsbank Investment Management.

    Allocation Series. Ms. Mary E. Canning serves as portfolio manager of the Allocation Series and, as such, is primarily responsible for the day-to-day management of the Series' investments. Ms. Canning has served as manager since August 1996 and as co-manager since June 1996. She has been a vice president of Phoenix Investment Counsel, Inc. since 1991 and also is a vice president of the Fund (since 1987) and of Phoenix Series Fund (since 1987). From June 1991 to November 1995, Ms. Canning was associate portfolio manager, Common Stock, Phoenix Home Life Mutual Insurance Company and held various other positions with Phoenix Home Life from 1982 to 1991.

    Multi-Sector Series. Mr. Curtiss O. Barrows has served as portfolio manager of the Multi-Sector Series since 1986 and, as such, is primarily responsible for the day-to-day management of the Series' portfolio. Mr. Barrows also is portfolio manager of the High Yield Series of the Phoenix Series Fund and is a vice president of PIC. Mr. Barrows also is portfolio manager, Public Bonds, Phoenix Home Life Mutual Insurance Company.

    Growth Series. Mr. Jean Claude Gruet has served as portfolio manager of the Growth Series since 1996 and, as such, is primarily responsible for the day-to-day management of the Series' portfolio. He also is vice president of the Fund. Mr. Gruet previously was vice president and portfolio manager of Atalanta Sosnoff Capital Corporation from 1994 to 1996, and was vice president and senior analyst of UBS Securities from 1989 to 1994.

    International Series. Ms. Jeanne Dorey and Mr. David Lui are the coportfolio managers of the International Series and, as such, are primarily responsible for the day-to-day management of the Series' investments. Ms. Dorey also is coportfolio manager of the International Portfolio of Phoenix Multi-Portfolio Fund and of Phoenix Worldwide Opportunities Fund. Ms. Dorey has served as vice president of PIC since April 1993, and as vice president of the Fund and portfolio manager of the Fund, Phoenix Worldwide Opportunities Fund and Phoenix International Portfolio since February 1993. Since May 1993, she also has served as vice president of National Securities & Research Corporation, an affiliate of PIC. From 1990 to 1992, Ms. Dorey was an investment analyst and portfolio manager with Pioneer Group, Inc. Mr. Lui also is coportfolio manager of Phoenix Worldwide Opportunities Fund and the International Series of The Phoenix Edge Series Fund. Mr. Lui previously served as associate portfolio manager of such funds since June 1995. From 1993 to 1995, Mr. Lui was vice president of Asian Equities at Alliance Capital Management, and from 1990 to 1993, he was an associate, Capital Markets, at Bankers Trust.

    Money Market Series. Ms. Dorothy J. Skaret has served as the portfolio manager of the Money Market Series since 1990 and, as such, is primarily responsible for the day-to-day management of the Series' portfolio. Ms. Skaret also is the portfolio manager of the Money Market Series of the Phoenix Series Fund. Ms. Skaret also is director, Public Fixed Income, Phoenix Home Life Mutual Insurance Company, and a vice president of National Securities & Research Corporation.

    Real Estate Series. Ms. Barbara Rubin, president of PRS and William K. Morrill, Jr., managing director of ABKB have shared primary responsibility for managing the assets of the Real Estate Series from its inception. Ms. Rubin has over 20 years real estate experience and has been associated with Phoenix for the past 14 years. Mr. Morrill has over 15 years of investment experience and has been a portfolio manager with ABKB since 1985.

    Theme Series. Mr. William J. Newman serves as portfolio manager of the Theme Series and, as such, is primarily responsible for the day-to-day management of the Series' portfolio. Mr. Newman joined Phoenix in March 1995 as chief investment strategist and managing director for Phoenix Investments. Mr. Newman also is executive vice president of PIC. Most recently, Mr. Newman was chief investment strategist for Kidder Peabody in New York from May 1993 to December 1994. He was managing director at Bankers Trust from March 1991 to May 1993.

    Asia Series. Mr. Hugh Young is the portfolio manager of the Asia Series and, as such, is primarily responsible for the day-to-day management of the Series' portfolio. Mr. Young has been employed as an investment director for Abtrust Fund Managers (Singapore) Limited since 1988. From 1985 to 1988, Mr. Young was the Far East investment director for Sentinel Funds Management Ltd. From 1984 to 1985, he was an investment manager with Fidelity International Ltd. From 1981 to 1984, he served as investment analyst-overseas investment manager with MGM Assurance; and from 1980 to 1981, he was an investment analyst with Beardsley Bishop Escombe, Stockbrokers.


ADVISORY FEES

    As compensation for its services for all Series, the Advisers are entitled to a fee at an annual rate of the average daily net assets of the Series, payable monthly, as follows:


                                      2-22

                        PHOENIX INVESTMENT COUNSEL, INC.
                        --------------------------------

                                                     RATE FOR

                  RATE FOR FIRST   RATE FOR NEXT   EXCESS OVER
SERIES             $250,000,000    $250,000,000    $500,000,000
------             ------------    ------------    ------------
Money Market.....      .40%            .35%            .30%
Multi-Sector.....      .50%            .45%            .40%
Balanced.........      .55%            .50%            .45%
Allocation.......      .60%            .55%            .50%
Growth...........      .70%            .65%            .60%
International....      .75%            .70%            .65%
Theme............      .75%            .70%            .65%

    The total advisory fee of 0.75% of the aggregate net assets of the International and Theme Series, is greater than that paid by most mutual funds; however, the Board of Trustees of the Fund has determined that it is similar to fees charged by other mutual funds whose investment objectives are similar to those of the International and Theme Series.


                         PHOENIX REALTY SECURITIES, INC.
                         -------------------------------


                                                     RATE FOR
                  RATE FOR FIRST  RATE FOR NEXT    EXCESS OVER
SERIES            $1,000,000,000  $1,000,000,000  $2,000,000,000
------            --------------  --------------  --------------
Real Estate......      .75%            .70%            .65%


    The total advisory fee of 0.75% of the aggregate net assets of the Real Estate Series is greater than that paid by most mutual funds; however, the Board of Trustees of the Fund has determined that it is similar to fees charged by other mutual funds whose investment objectives are similar to that of the Real Estate Series. Pursuant to a subadvisory agreement with the Fund, PRS delegates certain investment decisions and research functions to ABKB/LaSalle Securities Limited Partnership ("ABKB") for which ABKB is paid a fee by PRS. In accordance with the subadvisory agreement between the Fund and ABKB, ABKB is paid a monthly fee at the annual rate of 0.45% of the average aggregate daily net asset values of the Series up to $1 billion; 0.35% of such value between $1 billion and $2 billion; and 0.30% of such value in excess of $2 billion. The subadvisory agreement relating to the Real Estate Series provides, among other things, that ABKB shall maintain certain records for the Series and effectuate the purchase and sale of securities for the Series. ABKB is not affiliated with PRS, PIC, Phoenix, PHL Variable or PLAC. The Real Estate Series pays other operating expenses up to .25% of its average net assets.


                  PHOENIX-ABERDEEN INTERNATIONAL ADVISORS, LLC
                  --------------------------------------------

SERIES
------
Asia Series......      1.00%

    The total advisory fee of 1.00% of the aggregate net assets of the Asia Series is greater than that paid by most mutual funds; however, the Board of Trustees of the Fund has determined that it is similar to fees charged by other mutual funds whose investment objectives are similar to those of the Asia Series.

    The Investment Advisory Agreement with the Fund provides that PAIA will reimburse the Fund for the amount, if any, by which the total operating expenses (including PAIA's compensation, but excluding interest, taxes, brokerage fees and commissions and extraordinary expenses) for any fiscal year exceed the level of expenses which the Series is permitted to bear under the most restrictive expense limitation. For providing research and other domestic advisory services to the Series, PAIA pays to PIC, Inc. a monthly subadvisory fee at an annual rate equivalent to 0.30% of the average aggregate daily net asset value of the Series. For implementing certain portfolio transactions and providing research and other services to the Series, PAIA also pays a monthly subadvisory fee to Aberdeen Fund Managers Inc. equivalent to 0.40% of the average aggregate daily net asset value of the Series. For implementing certain portfolio transactions, providing research and other services with regard to investments in particular geographic areas, the Aberdeen Fund Managers Inc. shall engage the services of its affiliates Abtrust Fund Managers Ltd. and Abtrust Fund Managers (Singapore) Limited for which such entities shall be paid a fee by Aberdeen Fund Managers Inc.


FINANCIAL AGENT

    Under a Financial Agent Agreement, PEPCO acts as financial agent of the Fund and as such is responsible for certain administrative functions and the bookkeeping and pricing functions for the Fund. For its services as financial agent, PEPCO receives a fee based on the average of the aggregate daily net asset values of the Fund at the annual rate per each $1,000,000 of $600.


EXPENSES

    Each Series (except the International, Real Estate, Theme and Asia Series) pays a portion or all of its total operating expenses other than the management fee, up to .15% of its total average net assets. The International, Real Estate, Theme and Asia Series pay total operating expenses other than the management fee up to .40%, .25%, .25% and .25%, respectively, of its total average net assets. Expenses above these limits are paid by the Advisers, Phoenix, PHL Variable or PLAC.


PORTFOLIO TRANSACTIONS AND BROKERAGE

    No Series has any obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to the Statement of Policy on Brokerage Allocation adopted by the Board of Trustees, the Advisers are primarily responsible for the portfolio decisions of each Series and the placing of its portfolio transactions. In placing orders, it is the policy of each Series to obtain the most favorable net results, taking into account various factors, including price, dealer spread or commission, if any, size of the transaction and difficulty of execution. While the Advisers generally seek reasonably competitive spreads or commissions, the Series will not necessarily be paying the lowest spread or commission available. The Advisers may use broker-dealers that may be affiliated with the Advisers, Phoenix, Phoenix Duff & Phelps Corporation, PHL Variable or PLAC provided that the commissions, fees or other remuneration received by such affiliated broker is reasonable and fair compared to those paid to other brokers in connection with comparable transactions. The Statement of Additional Information contains more information on brokerage allocation.

    PERFORMANCE HISTORY

    From time to time, the Fund may include the performance history of any or all of the Series (along with applicable separate account performance history) in advertisements, sales literature or reports. Performance information about each Series is based on that Series' past performance only and is not an indication of future performance. Performance information may be expressed as yield and effective yield


                                      2-23
of the Money Market Series, as yield of the Multi-Sector Series and as total return of any Series. Current yield for the Money Market Series will be based on the income earned by the Series over a given 7-day period (less a hypothetical charge reflecting deductions for expenses taken during the period) and then annualized, i.e., the income earned in the period is assumed to be earned every seven days over a 52-week period and is stated in terms of an annual percentage return on the investment. Effective yield is calculated similarly but reflects the compounding effect of earnings on reinvested dividends.


    For the Multi-Sector Series, quotations of yield will be based on all investment income per share earned during a given 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period.

    When a Series advertises its total return, it usually will be calculated for one year, five years, and ten years or since inception if the Series has not been in existence for at least ten years. Total return is measured by comparing the value of a hypothetical $1,000 investment in the Series at the beginning of the relevant period to the value of the investment at the end of the period, assuming the reinvestment of all distributions at net asset value and the deduction of the maximum sales charge applicable at the beginning of the relevant period.


           AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDING 12/31/96
           ----------------------------------------------------------

                 COMMENCEMENT                                   LIFE OF
SERIES               DATE         1 YEAR   5 YEARS   10 YEARS    FUND
------               ----         ------   -------   --------    ----
Multi-Sector....    1/1/83        12.42%   10.86%      9.77%    10.89%
Balanced........    5/1/92        10.56%     N/A        N/A     10.26%
Allocation......    9/17/84        9.05%    9.32%     11.40%    12.91%
Growth..........    1/1/83        12.58%   14.56%     16.13%    18.87%
International...    5/1/90        18.65%    9.44%       N/A      8.53%
Real Estate ....    5/1/95        33.09%     N/A        N/A     30.87%
Theme...........    1/29/96         N/A      N/A        N/A     10.33%
Asia Series.....    9/17/96         N/A      N/A        N/A      0.16%


                              ANNUAL TOTAL RETURNS
                              --------------------


YEAR               MULTI-SECTOR       BALANCED    ALLOCATION    GROWTH
----               ------------       --------    ----------    ------
1986.........          19.45%            N/A         15.61%     20.15%
1987.........           1.12%            N/A         12.58%      7.05%
1988.........          10.36%            N/A          2.33%      3.83%
1989.........           8.30%            N/A         19.88%     36.06%
1990.........           5.14%            N/A          5.62%      3.98%
1991.........          19.41%            N/A         29.44%     43.83%
1992.........          10.03%           9.72%        10.67%     10.29%
1993.........          15.90%           8.57%        11.02%     19.69%
1994.........          (5.47%)         (2.80%)       (1.45%)     1.48%
1995.........          23.54%          23.28%        18.22%     30.85%
1996.........          12.42%          10.56%         9.05%     12.58%

YEAR               International  Real Estate     Theme     Asia Series
----               -------------  -----------     ------    -----------
1986.........           N/A            N/A          N/A          N/A
1987.........           N/A            N/A          N/A          N/A
1988.........           N/A            N/A          N/A          N/A
1989.........           N/A            N/A          N/A          N/A
1990.........         (8.10%)          N/A          N/A          N/A
1991.........         19.78%           N/A          N/A          N/A
1992.........        (12.89%)          N/A          N/A          N/A
1993.........         38.44%           N/A          N/A          N/A
1994.........          0.03%           N/A          N/A          N/A
1995.........          9.59%         17.79%*        N/A          N/A
1996.........         18.65%         33.09%       10.33%*       0.16%*
                                *Since inception

    Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Principal and investment return (except Money Market Series) will vary and you may have a gain or loss when you withdraw your money. The Multi-Sector Series includes high yielding, lower-rated securities which are subject to greater price volatility and may involve greater risk of default. The market for these securities may be less liquid. While Money Market Series seeks to maintain a stable value of $10.00 per share, there is no assurance that it will be able to do so.

    Yield calculations of the Money Market Series used for illustration purposes are based on the consideration of a hypothetical investment account having a balance of exactly one Share at the beginning of a seven-day period, which period will end on the date of the most recent financial statements. The yield for the Series during this seven-day period will be the change in the value of the hypothetical investment account's original Share. The following is an example of this yield calculation for the Money Market Series based on a seven-day period ending December 31, 1996.


Assumptions:


Value of hypothetical pre-existing account with
   exactly one share at the beginning of the period:. 10.000000 Value of the same account (excluding capital changes) at the end of the seven-day period:......  10.009537
Calculation:
   Ending account value..............................  10.009537
   Less beginning account value......................  10.000000
   Net change in account value.......................   0.009537
Base period return:
   (adjusted change/beginning account value).........   0.000954
Current yield = return x (365/7) =...................      4.97%
Effective yield = [(1 + return)365/7]-1 =............      5.10%


    The current yield and effective yield information will fluctuate, and publication of yield information may not provide a basis for comparison with bank deposits, other investments which are insured and/or pay a fixed yield for a stated period of time.

    The Advisers have voluntarily agreed to reimburse certain expenses as described under "Expenses" above. If the Advisers had not reimbursed certain expenses during the periods shown, the returns for these funds would have been lower. PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, IT WOULD BE LOWER.

                                      2-24

    The Fund's Annual Report, available upon request and without charge, contains a discussion of the performance of each Series and a comparison of that performance to a securities market index.

SHARES OF BENEFICIAL INTEREST
--------------------------------------------------------------------------------

    The Fund currently has nine Series of shares of beneficial interest.
Shares (including fractional shares) of each Series have equal rights with regard to voting, redemptions, dividends, distributions, and liquidations with respect to that Series. All voting rights of the Accounts as shareholders are passed through to the Contract Owners and Policyowners. Shareholders of all Series currently vote on the election of Trustees and other matters. On matters affecting an individual Series (such as approval of an Investment Advisory Agreement or a change in fundamental investment policies), a separate vote of that Series is required.

    Fund shares attributable to any Phoenix, PHL Variable or PLAC assets and Fund shares for which no timely instructions from Contract Owners or Policyowners are received will be voted by Phoenix, PHL Variable and PLAC in the same proportion as those shares in that Series for which instructions are received.


    Shares are fully paid, nonassessable, redeemable and fully transferable when they are issued. Shares do not have cumulative voting rights, preemptive rights or subscription rights.

    The assets received by the Fund for the issue or sale of shares of each Series, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated to such Series, and constitute the underlying assets of such Series. The underlying assets of each Series are required to be segregated on the books of account, and are to be charged with the expenses of the Series and with a share of the general expenses of the Fund. Any general expenses of the Fund not readily identifiable as belonging to a particular Series shall be allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable.


    Unlike the stockholders of a corporation, there is a possibility that the Accounts as shareholders of a business trust such as the Fund may be liable for debts or claims against the Fund. The Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written agreement, undertaking or obligation made or issued by the Fund shall contain a provision to that effect. The Declaration of Trust provides for indemnification out of the Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of the Accounts, as shareholders, incurring loss because of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Phoenix, PHL Variable and PLAC, as the sole shareholders, have a fiduciary duty to bear this risk and Contract Owners and Policyowners should be fully and completely insulated from risk.


PURCHASE OF SHARES
--------------------------------------------------------------------------------

    The Fund offers its shares, without sales charge, for purchase by the Accounts as an investment medium for the Variable Accumulation Annuity Contracts and Variable Universal Life Insurance Policies issued by Phoenix, PHL Variable and PLAC. It is contemplated that in the future other separate accounts of Phoenix, PHL Variable, PLAC or other insurance companies may purchase shares of the Fund. Shares of the Fund will not be sold to the public. The Fund continuously offers shares in each Series to the Accounts at prices equal to the respective net asset values of those Series. Net asset value is determined in the manner set forth below under "Net Asset Value."

    It is conceivable that, in the future, it may be disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Fund simultaneously. Although Phoenix, PHL Variable, PLAC or the Fund currently do not foresee any such disadvantages either to variable life insurance Policyowners or to variable annuity Contract Owners, the Fund's Board of Trustees intends to monitor events in order to identify any material conflicts between such Policyowners and Contract Owners and to determine what action, if any, including withdrawal by the Separate Account from the Fund, should be taken in response thereto. Material conflicts could result from, for example, (1) changes in state insurance laws, (2) changes in federal income tax laws, (3) changes in the investment management of any portfolio of the Fund or (4) differences in voting instructions between those given by Policyowners and those given by Contract Owners.


NET ASSET VALUE
--------------------------------------------------------------------------------

    The net asset value per share of each Series is determined as of the close of regular trading of the New York Stock Exchange (the "Exchange") on days when the Exchange is open for trading. The net asset value per share of a Series is determined by adding the values of all securities and other assets of the Series, subtracting liabilities and dividing by the total number of outstanding shares of the Series.

    The Series' investments are valued at market value or, where market quotations are not available, at fair value as determined in good faith by the Trustees or their delegates. Foreign and domestic debt securities (other than short-term investments) are valued on the basis of broker quotations or valuations provided by a pricing service approved by the Trustees when such prices are believed to reflect the fair value of such securities. Foreign and domestic equity securities are valued at the last sale price or, if there has been no sale that day, at the last bid price, generally. Short-term investments having a remaining maturity of less than 61 days are valued at amortized cost, which the Trustees have determined approximates market. For further information about security valuations, see the Statement of Additional Information.


REDEMPTION OF SHARES
--------------------------------------------------------------------------------

    The Fund will redeem all full and fractional shares of the Fund presented for redemption. The Fund may, at the discretion of the Trustees and to the extent consistent with state and federal law, make payment for shares of a particular Series redeemed in whole or in part in securities or other assets of such Series taken at current values. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption.

    The right to redeem shares or to receive payment with respect to any redemption only may be suspended for more than seven days for any period during which trading on the New York Stock Exchange is


                                      2-25
restricted as determined by the SEC or such Exchange is closed (other than customary weekend and holiday closings), for any period during which an emergency exists as defined by the SEC as a result of which disposal of portfolio securities or determination of the net asset value of each Series is not reasonably practicable, and for such other periods as the Securities and Exchange Commission may by order permit for the protection of shareholders of each Series.


DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------
    All dividends and distributions with respect to the shares of any Series will be payable in shares of such Series at net asset value or, at the option of the Account as shareholder, in cash.

    The net investment income of the Money Market Series will be declared as dividends daily. Dividends will be distributed and reinvested in additional shares on the last business day of every month. The net income of the Money Market Series for Saturdays, Sundays and other days on which the New York Stock Exchange is closed will be declared as dividends on the next business day.


    The Multi-Sector, Growth, Allocation, Balanced, International and Theme Series will distribute substantially all net investment income and net realized capital gains, if any, to shareholders at least annually, although it is anticipated that these distributions will be made on a quarterly basis. The Real Estate Series will distribute its net investment income to its shareholders quarterly and net realized capital gains, if any, to its shareholders annually. The Asia Series will distribute its net investment income to its shareholders on a semi-annual basis and net realized capital gains, if any, to its shareholders on an annual basis.


TAXES
--------------------------------------------------------------------------------

    The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code ("Code") and so qualified for its last taxable year. In addition, the Fund intends to comply with the investment diversification requirements for variable contracts contained in the Code. Moreover, the Fund will distribute sufficient income to avoid imposition of any Federal excise tax. Dividends derived from interest and distributions of any realized capital gains are taxable, under Subchapter M, to the Fund's shareholders, which in this case are the Accounts. The International and Asia Series may incur liability for foreign income and withholding taxes on investment income. The International and Asia Series intend to qualify for, and may make an election permitted under, the Code to enable the shareholder Accounts (and therefore Phoenix) to claim a credit or deduction on Phoenix's income tax return for the Accounts' pro rata share of the income and withholding taxes paid by the International and Asia Series to foreign countries. Phoenix also will treat the foreign income taxes paid by the Series as income. Contract Owners and Policyowners will not be required to treat the foreign income taxes paid by the Series as income or be able to claim a credit or deduction for these taxes on their income tax returns. For a discussion of the taxation of the Accounts, see "Federal Tax Considerations" included in the Accounts' prospectuses.


    Although the Real Estate Series may be a non-diversified portfolio, the Fund intends to comply with the diversification and other requirements of the Code applicable to "regulated investment companies" so that it will not be subject to U.S. federal income tax on income and capital gain distributions to shareholders. Accordingly, the Real Estate Series will insure that no more than 25% of its total assets would be invested in the securities of a single issuer and that at least 50% of its total assets is represented by cash and cash items and other securities limited in respect of any one issuer to an amount no greater than 5% of the total value of the assets of the Series.

    In addition, if the Real Estate Series has rental income or income from the disposition of real property acquired as a result of a default on securities the Real Estate Series may own, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company.


CUSTODIAN, TRANSFER AGENT AND DIVIDEND PAYING AGENT
--------------------------------------------------------------------------------

    The Custodian of the assets of all Series of the Fund, except the International, Real Estate and Asia Series, is The Chase Manhattan Bank, N.A., 1 Chase Manhattan Plaza, Floor 3B, New York, NY 10081. The Custodian of the assets of the International and Asia Series is Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, Attention: Manager, Securities Division. The Custodian of the assets of the Real Estate Series is State Street Bank & Trust, 1 Heritage Drive, P2N, North Quincy, Massachusetts 02171. The Fund has authorized the Custodian to appoint one or more subcustodians of the assets of the Fund held outside the United States. The securities and other assets of each Series will be held by the Custodians or any subcustodian separate from the securities and assets of each other Series.

    The Transfer Agent and the Dividend Paying Agent for the Fund's shares is Phoenix Equity Planning Corporation, 100 Bright Meadow Boulevard, PO Box 2200, Enfield, Connecticut 06083-2200.

OTHER INFORMATION
--------------------------------------------------------------------------------
    Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts 02110, serves as independent accountants for the Fund and audits its financial statements annually.


    Inquiries and requests for the Statement of Additional Information and the Annual Report to Shareholders should be directed in writing to Phoenix Variable Products Mail Operations, PO Box 8027, Boston, Massachusetts 02266-8027, or by telephoning Variable Products Operations at (800) 447-4312.



                                      2-26

                          THE PHOENIX EDGE SERIES FUND

HOME OFFICE:                                           PHOENIX VARIABLE PRODUCTS
                                                                MAIL OPERATIONS:
101 Munson Street                                                  P.O. Box 8027
Greenfield, MA                                             Boston, MA 02266-8027


                       STATEMENT OF ADDITIONAL INFORMATION

                                   May 1, 1997

    This Statement of Additional Information is not a prospectus. Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the Prospectus. Accordingly, this Statement should be read together with the Fund's current Prospectus, dated May 1, 1997, which may be obtained by calling Variable Products Operations at (800) 447-4312, or by writing to Phoenix Variable Products Mail Operations at P.O. Box 8027,
Boston, Massachusetts 02266-8027.



                               ------------------
                               TABLE OF CONTENTS*

                                                                            PAGE
                                                                            ----

    The Phoenix Edge Series Fund (2-1).......................................  2


    Investment Policies (2-11)...............................................  2

    Investment Restrictions (2-21)........................................... 11

    Portfolio Turnover (2-21)................................................ 12

    Management of the Fund (2-21)............................................ 12

    Investment Advisers (2-21)............................................... 20

    Brokerage Allocation (2-23).............................................. 21

    Determination of Net Asset Value (2-25).................................. 22

    Investing In the Fund (2-25)............................................. 22

    Redemption of Shares (2-25).............................................. 23

    Taxes (2-26)............................................................. 23

    Custodian (2-26)......................................................... 23


    Independent Accountants.................................................. 23

    Financial Statements..................................................... 23


    Appendix................................................................. 24




* Numbers in parentheses are cross-references to related sections of the Prospectus.

THE PHOENIX EDGE SERIES FUND
--------------------------------------------------------------------------------

    The Phoenix Edge Series Fund (the "Fund") is an open-end investment company as defined in the Investment Company Act of 1940. It was formed on February 18, 1986 as a Massachusetts Business Trust and commenced operations on December 5, 1986. The Phoenix Home Life Variable Accumulation Account is a separate account of Phoenix Home Life Mutual Insurance Company ("Phoenix") created on June 21, 1982. The Phoenix Home Life Variable Universal Life Account is a separate account of Phoenix created on June 17, 1985. The PHL Variable Accumulation Account is a separate account of PHL Variable Insurance Company ("PHL Variable") formed on December 7, 1994. The Phoenix Life and Annuity Variable Universal Life Account is a separate account of Phoenix Life and Annuity Company ("PLAC") formed in March 1996. The executive offices of the Accounts, Phoenix, PHL Variable and PLAC are located at One American Row, Hartford, Connecticut. The Accounts own the majority of the shares of the Fund.


INVESTMENT POLICIES
--------------------------------------------------------------------------------
    The investment objectives and policies of each Series are described in the "Investment Objectives and Policies" section of the Prospectus. The following specific policies supplement the information contained in that section of the Prospectus.

MONEY MARKET INSTRUMENTS

    Certain money market instruments used extensively by the Money Market and Allocation Series are described below. They also may be used by the International, Real Estate, Theme and Asia Series and may be used by the other Series to a very limited extent to invest otherwise idle cash, or on a temporary basis for defensive purposes.


    Repurchase Agreements. Repurchase Agreements are agreements by which a Series purchases a security and obtains a simultaneous commitment from the seller (a member bank of the Federal Reserve System or, to the extent permitted by the Investment Company Act of 1940, a recognized securities dealer) that the seller will repurchase the security at an agreed upon price and date. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. In fact, such a transaction is a loan of money to the seller of the securities.

    A repurchase transaction is usually accomplished either by crediting the amount of securities purchased to the account of the custodian of the Fund maintained in a central depository or book-entry system or by physical delivery of the securities to the Fund's custodian in return for delivery of the purchase price to the seller. Repurchase transactions are intended to be short-term transactions with the seller repurchasing the securities, usually within seven days.

    Even though repurchase transactions usually do not impose market risks on the purchasing Series, if the seller of the repurchase agreement defaults and does not repurchase the underlying securities, the Series might incur a loss if the value of the underlying securities declines, and disposition costs may be incurred in connection with liquidating the underlying securities. In addition, if bankruptcy proceedings are commenced regarding the seller, realization upon the underlying securities may be delayed or limited, and a loss may be incurred if the underlying securities decline in value.

    U.S. Government Obligations. Securities issued or guaranteed as to principal and interest by the United States Government include a variety of Treasury securities, which differ only in their interest rates, maturities, and times of issuance. Treasury bills have a maturity of one year or less. Treasury notes have maturities of one to seven years, and Treasury bonds generally have maturity of greater than five years.


    Agencies of the United States Government which issue or guarantee obligations include, among others, Export-Import Banks of the United States, Farmers Home Administration, Federal Housing Administration, Government National Mortgage Association, Maritime Administration, Small Business Administration and The Tennessee Valley Authority. Obligations of instrumentalities of the United States Government include securities issued or guaranteed by, among others, the Federal National Mortgage Association, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Banks for Cooperativesand the U.S. Postal Service. Securities issued or guaranteed by the Export-Import Bank of the United States, Farmer's Home Administration, Federal Housing Administration, Government National Mortgage Association, Maritime Administration and Small Business Administration are supported by the full faith and credit of the U.S. Treasury. Securities issued or guaranteed by Federal National Mortgage Association and Federal Home Loan Banks are supported by the right of the issuer to borrow from the Treasury. Securities issued or guaranteed by the other agencies or instrumentalities listed above are supported only by the credit of the issuing agency.


    Certificates of Deposit. Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued by banks or savings and loan associations against funds deposited in the issuing institution.

    Time Deposits. Time deposits are deposits in a bank or other financial institution for a specified period of time at a fixed interest rate for which a negotiable certificate is not received.

    Bankers' Acceptances. A banker's acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower, as well as the bank, is liable for payment, and the bank unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

    Commercial Paper. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months.

    Corporate Debt Securities. Corporate debt securities with a remaining maturity of less than one year tend to become extremely liquid and are traded as money market securities.

    All of the Money Market Series' investments will mature in 397 days or less and will have a weighted average age of not more than 90 days. By limiting the maturity of its investments, the Series seeks to lessen the changes in the value of its assets caused by market factors. This Series, consistent with its investment objective, will attempt to maximize yield through portfolio trading. This may involve selling portfolio instruments and purchasing different instruments to take advantage of disparities of yields in different segments of the high grade money market or among particular instruments within the same segment of the market. It is expected that the Series' portfolio transactions generally will be with issuers or dealers in money market instruments acting as principal. Accordingly, this Series will normally not pay any brokerage commissions.

    The value of the securities in the Money Market Series' portfolio can be expected to vary inversely to changes in prevailing interest rates, with the amount of such variation depending primarily on the period of time remaining to maturity of the security. Long-term obligations may fluctuate more in value than short-term obligations. If interest rates increase after a security is purchased, the security, if sold, could be sold at a loss. On the other hand, if interest rates decline after a purchase, the security, if sold, could be sold at a profit. If, however, the security is held to maturity, no gain or loss will be realized as a result of interest rate fluctuations, although the day-to-day valuation of the portfolio could fluctuate. Substantial withdrawals of the amounts held in the Money Market Series could require it to sell portfolio securities at a time when a sale might not be favorable. The value of a portfolio security also may be affected by other factors, including factors bearing on the credit-worthiness of its issuer. A more detailed discussion of amortized cost is contained under "Determination of Net Asset Value."


ALLOCATION SERIES: MARKET SEGMENT INVESTMENTS AND TRADING
    Market Segment Investments. The Allocation Series seeks to achieve its investment objective by investing in the three market segments of stocks, bonds, and money market instruments described below.


    (1) STOCK--common stocks and other equity-type securities such as preferred stocks, securities convertible into common stock and warrants;

    (2) BONDS--bonds and other debt securities with maturities generally exceeding one year, including:

          (a) publicly offered straight debt securities having a rating within the four highest grades as determined by Moody's Investors Service, Inc. (Aaa, Aa, A or Baa) or Standard & Poor's Corporation (AAA, AA, A or BBB) or, if unrated, those publicly offered straight debt securities which are judged by the Account to be of equivalent quality to securities so rated;

          (b) obligations issued, sponsored, assumed or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities;


          (c) obligations (payable in U.S. dollars) issued or guaranteed as to principal and interest by the Government of Canada or of a Province of Canada or any instrumentality or political subdivision thereof, provided such obligations have a rating within the highest grades as determined by Moody's (Aaa, Aa or A) or Standard & Poor's (AAA, AA or A) and do not exceed 25% of the Allocation Series' total assets;


          (d) publicly offered straight debt securities issued or guaranteed by a national or state bank or bank holding company (as defined in the Federal Bank Holding Company Act, as amended) having a rating within the three highest grades as determined by Moody's (Aaa, Aa or A) or Standard & Poor's (AAA, AA or A), and certificates of deposit of such banks; and


          (e) high yield, high risk fixed income securities (commonly referred to as "junk bonds") having a rating below Baa by Moody's Investors Service, Inc. or BBB by Standard & Poor's Corporation or unrated securities of comparable quality provided such securities do not exceed 5% of the Allocation total assets.


     (3) MONEY MARKET--money market instruments and other debt securities with maturities generally not exceeding one year, including:

          (a) those money market instruments described in this Statement of Additional Information; and

          (b) reverse repurchase agreements with respect to any of the foregoing obligations. Reverse repurchase agreements are agreements in which the Series, as the seller of the securities, agrees to repurchase them at an agreed time and price. This transaction constitutes a borrowing of money by the seller of the securities. The Series will maintain sufficient funds in a segregated account with its Custodian to repurchase securities pursuant to any outstanding reverse repurchase agreement. The Series is required to maintain at all times asset coverage of at least 300% for all obligations under reverse repurchase agreements.


    Trading. In order to achieve the Series' investment objective, the timing and amounts of purchases and sales of particular securities and particular types of securities (i.e., common stock, debt, money market instruments) will be of significance. As a result, the Allocation Series intends to use trading as a means of managing the portfolio of the Series in seeking to achieve its investment objective. Trading is used primarily in anticipation of, or in response to, market developments or to take advantage of yield disparities. The Investment Adviser will engage in trading when it believes that the trade, net of transaction costs, will improve interest income or capital appreciation potential, or will lessen capital loss potential. Whether these goals will be achieved through trading depends on the Investment Adviser's ability to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations. Such trading places a premium on the Investment Adviser's ability to obtain relevant information, evaluate it properly and take advantage of its evaluations by completing transactions on a favorable basis. If the Investment Adviser's evaluations and expectations prove to be incorrect, the Series' income or capital appreciation may be reduced and its capital losses may be increased. Portfolio trading involves transaction costs, but, as explained above, will be engaged in when the Investment Adviser believes that the result of the trading, net of transaction costs, will benefit the Series. Purchases and sales of securities will be made, whenever necessary in the Investment Adviser's view, to achieve the total return investment objective of the Series without regard to the resulting brokerage costs.


    In addition to the traditional investment techniques for purchasing and selling, and engaging in trading, the Allocation Series may enter into financial futures and options contracts.


FINANCIAL FUTURES AND RELATED OPTIONS

    Allocation Series. The Allocation Series may enter into financial futures contracts for the purchase or sale of debt obligations which are traded on exchanges that are licensed and regulated by Commodity Futures Trading Commission.


    A futures contract on a debt obligation is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular month, of obligations having a standard face value and rate of return. By entering into a futures contract for the purchase of a debt obligation, the Series will legally obligate itself to accept delivery of the underlying security and pay the agreed price. Futures contracts are valued at the most recent settlement price, unless such price does not reflect the fair value of the contract, in which case such positions will be valued by or under the direction of the Board of Trustees of the Fund.

    Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or loss. While futures positions taken by the Series usually would be liquidated in this manner, it may instead make or take delivery of the underlying securities whenever it appears economically advantageous for it to do so.

    The purpose of hedging in debt obligations is to establish more certainty than otherwise would be possible in the effective rate of return on portfolio securities. The Series might, for example, take a "short" position in the futures markets by entering into contracts for the future delivery of securities held by it in order to hedge against an anticipated rise in interest rates that would adversely affect the value of such securities. When hedging of this type is successful, any depreciation in the value of securities will be substantially offset by appreciation in the value of the futures position. On the other hand, the Series might take a "long" position by entering into contracts for the future purchase of securities. This could be done when the Series anticipated the future purchase of particular debt securities but expects the rate of return then available in the securities market to be less favorable than rates that are currently available in the futures markets.


    The Allocation Series will incur brokerage fees in connection with its financial futures transactions, and will be required to deposit and maintain funds with its custodian in its own name as margin to guarantee performance of its future obligations.


    While financial futures would be traded to reduce certain risks, futures trading itself entails certain other risks. One risk arises because of the imperfect correlation between movements in the price of the futures contracts and movements in the price of the debt securities which are the subject of such contracts. In addition, the market price of futures contracts may be affected by certain factors, such as the closing out of futures contracts by investors through offsetting transactions, margin, deposit and maintenance requirements, and the participation of speculators in the futures market. Another risk is that there may not be a liquid secondary market on an exchange or board of trade for a given futures contract or at a given time, and in such event it may not be possible for the Series to close a futures position. Finally, successful use of futures contracts by the Series is subject to the Investment Adviser's ability to predict correctly movements in the direction of interest rates and other factors affecting the market for debt securities. Thus, while the Series may benefit from the use of such contracts, the operation of these risk factors may result in a poorer overall performance for the Series than if it had not entered into any futures contract.


    The Allocation Series is required to maintain at all times an asset coverage of at least 300% for all of its borrowings, which include obligations under any financial futures contract on a debt obligation or reverse repurchase agreement. In addition, immediately after entering into a futures contract for the receipt or delivery of a security, the value of the securities called for by all of the Series' futures contracts (both for receipts and delivery) will not exceed 10% of its total assets. A futures contract for the receipt of a debt obligation will be offset by any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily held in a segregated account with the custodian bank for the Series in an amount sufficient to cover the cost of purchasing the obligation.


    International and Asia Series. The International and Asia Series may enter into financial futures contracts and related options as a hedge against anticipated changes in the market value of its portfolio securities or securities which it intends to purchase or in the exchange rate of foreign currencies. Hedging is the initiation of an offsetting position in the futures market which is intended to minimize the risk associated with a position's underlying securities in the cash market.

    Financial futures contracts consist of interest rate futures contracts, foreign currency futures contracts and securities index futures contracts. An interest rate futures contract obligates the seller of the contract to deliver, and the purchaser to take delivery of, the interest rate securities called for in the contract at a specified future time and at a specified price. A foreign currency futures contract obligates the seller of the contract to deliver, and the purchaser to take delivery of, the foreign currency called for in the contract at a specified future time and at a specified price. A securities index assigns relative values to the securities included in the index, and the index fluctuates with changes in the market values of the securities so included. A securities index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. An option on a financial futures contract gives the purchaser the right to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

    The Series may purchase and sell financial futures contracts which are traded on a recognized exchange or board of trade and may purchase or exchange board-traded put and call options on financial futures contracts.

    The Series will engage in transactions in financial futures contracts and related options only for hedging purposes and not for speculation. In addition, it will not purchase or sell any financial futures contract or related option if, immediately thereafter, the sum of the cash or U.S. Treasury bills committed with respect to its existing futures and related options positions and the premiums paid for related options would exceed 5% of the market value of its total assets. At the time of the purchase of a futures contract or a call option on a futures contract, any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily equal to the market value of the futures contract, minus the initial margin deposit with respect thereto, will be deposited in a segregated account with the Fund's custodian bank to collateralize fully the position and thereby ensure that it is not leveraged. The extent to which the Series may enter into financial futures contracts and related options also may be limited by requirements of the Internal Revenue Code of 1986 for qualification as a regulated investment company.


    Engaging in transactions in financial futures contracts involves certain risks, such as the possibility of an imperfect correlation between futures market prices and cash market prices and the possibility that the Adviser or Subadviser could be incorrect in its expectations as to the direction or extent of various interest rate movements or foreign currency exchange rates, in which case the Series' return might have been greater had hedging not taken place. There also is the risk that a liquid secondary market may not exist. The risk in purchasing an option on a financial futures contract is that the Series will lose the premium it paid. Also, there may be circumstances when the purchase of an option on a financial futures contract would result in a loss to the Series while the purchase or sale of the contract would not have resulted in a loss.


    Theme Series. The Theme Series may use financial futures contracts and related options to hedge against changes in the market value of its portfolio securities which it intends to purchase. Hedging is accomplished when an investor takes a position in the futures market opposite to his cash market position. There are two types of hedges--long (or buying) and short (or selling) hedges. Historically, prices in the futures market have tended to move in concert with cash market prices, and prices in the futures market have maintained a fairly predictable relationship to prices in the cash market. Thus, a decline in the market value of securities in a Series' portfolio may be protected against to a considerable extent by gains realized on futures contracts sales. Similarly, it is possible to protect against an increase in the market price of securities which a Series may wish to purchase in the future by purchasing futures contracts.

    The Theme Series may purchase or sell any financial futures contracts which are traded on a recognized exchange or board of trade. Financial futures contracts consist of interest rate futures contracts and securities index futures contracts. A public market presently exists in interest rate futures contracts covering long-term U.S. Treasury bonds, U.S. Treasury notes, three-month U.S. Treasury bills and GNMA certificates. Securities index futures contracts are currently traded with respect to the Standard & Poor's 500 Composite Stock Price Index. A clearing corporation associated with the exchange or board of trade on which a financial futures contract trades assumes responsibility for the completion of transactions and also guarantees that open futures contracts will be performed.


    In contrast to the situation when such Series purchases or sells a security, no security is delivered or received by the Series upon the purchase or sale of a financial futures contract. Initially, this Series will be required to deposit in a segregated account with its custodian bank an amount of cash, U.S. Treasury bills or liquid high grade debt obligations. This amount is known as initial margin and is in the nature of a performance bond or good faith deposit on the contract. The current initial deposit required per contract is approximately 5% of the contract amount. Brokers may establish deposit requirements higher than this minimum. Subsequent payments, called variation margin, will be made to and from the account on a daily basis as the price of the futures contract fluctuates. This process is known as marking to market.

    The writer of an option on a futures contract is required to deposit margin pursuant to requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's margin account. This amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. For more information regarding options, see below.

    Although financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out is accomplished by effecting an offsetting transaction. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of securities and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller immediately would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller immediately would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same securities and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss.


    The Theme Series will pay commissions on financial futures contracts and related options transactions. These commissions may be higher than those which would apply to purchases and sales of securities directly.


OPTIONS

    MONEY MARKET, GROWTH, BALANCED, INTERNATIONAL, MULTI-SECTOR, ALLOCATION, THEME AND ASIA SERIES:
    Writing Covered Call Options. The Money Market, Growth, Balanced, Allocation, Theme and Asia Series may write (sell) covered call options on securities owned by them, including securities into which convertible securities are convertible, provided that such call options are listed on a national securities exchange.


    A call option gives the holder the right to buy a security at a specified price (the exercise price) for a stated period of time. Prior to the expiration of the option, the seller of the option has an obligation to sell the underlying security to the holder of the option at the original price specified regardless of the market price of the security at the time the option is exercised. The seller of the call option receives a cash payment (premium) at the time of sale, which premium is retained by the seller whether or not the option is exercised. The premium represents consideration to the seller for undertaking the obligations under the option contract and thereby foregoing the opportunity to profit from an increase in the market price of the underlying security above the exercise price (except insofar as the premium represents such a profit).

    A call option may be purchased to terminate a call option previously written. The premium paid in connection with the purchase of a call option may be more than, equal to or less than the premium received upon writing the call option which is being terminated.

    When a Series writes a covered call option, an amount equal to the premium received by it is included in assets of the Series offset by an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. Market value is the last sale price of the options on the exchange on which it is traded, or in absence of a sale, the mean between last bid and offer prices. If an option which the Series has written either expires or enters into a closing purchase transaction, the Series realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished.

    In order to maintain its qualification as a regulated investment company under Subchapter M of the Internal Revenue Code, the Fund intends to limit gains from the sale of securities held or deemed held for less than three months to less than 30% of annual gross income. Accordingly, the Fund may be restricted in the selling of securities which have been held less than three months, in the writing of options on securities into which convertible securities are convertible, in the writing of options on securities which have been held for six months or less, in the writing of options which expire in less than three months and in purchasing options to terminate options which it wrote within the preceding three months. In this regard, the Fund can minimize the possibility of a suspended holding period for purposes of the 30 percent rule to the extent the Fund limits its covered call writing to options with more than 30 days to expiration that are not "deep in the money" and that satisfy certain other requirements such that they will constitute "qualified covered call options" as defined in Section 1092(c)(4)(B) of the Code, as recently enacted.

    An option is generally considered to be "in the money" if the striking price under the option is less than the currently prevailing price of the stock covered by the option so that there is a built-in discount or intrinsic value to the option. Section 1092(c)(4) of the Internal Revenue Code sets forth complex rules defining options which are "deep in the money." These rules vary in their application depending upon the prevailing stock price and the stock price under option contracts available in the market, but are designed to provide objective rules to classify as "deep in the money" options those options whose primary value is attributable to their built-in discount or intrinsic value.

    Premium income earned with respect to a qualified covered call option contract which lapses or experiences gain or loss from such an option contract which is closed out (other than by exercise) generally will be short-term capital gain or loss. Further, gain or loss with respect to the exercise of such an option contract generally will be short-term or long-term depending upon the actual or deemed holding period of the underlying security. However, any loss realized from writing a "qualified covered call option" which has a strike price that is less than the applicable security price as defined in Section 1092(c)(4)(G) of the Code will be treated as a long-term capital loss, if gain from the sale of the underlying security at the time the loss is realized would be long-term capital gain. Also, with respect to such options, the holding period of the underlying security will not include any period during which the Fund has a written option outstanding.


    Buying Call and Put Options. The Allocation, Balanced and Theme Series may buy national exchange-traded call and put options on equity and debt securities and on various stock market indexes. The Money Market, Growth and Multi-Sector Series may purchase a call option only to terminate a call option previously written. (See "Writing Covered Call Options" above for a description of call options.)


    A put option on equity or debt securities gives the holder the right to sell such a security at a specified price (the exercise price) for a stated period of time. Prior to the expiration of the option, the seller of the option has an obligation to buy the underlying security from the holder of the option at the original price specified regardless of the market price of the security at the time the option is exercised.

    Call and put options on stock market indexes operate the same way as call and put options on equity or debt securities except that they are settled in cash. In effect, the holder of a call option on a stock market index has the right to buy the value represented by the index at a specified price for a stated period of time. Conversely, the holder of a put option on a stock market index has the right to sell the value represented by the index for a specified price for a stated period of time. To be settled in cash means that if the option is exercised, the difference in the current value of the stock market index and the exercise value must be paid in cash. For example, if a call option was bought on the XYZ stock market index with an exercise price of $100 (assuming the current value of the index is 110 points, with each point equal to $1.00), the holder of the call option could exercise the option and receive $10 (110 points minus 100 points) from the seller of the option. If the index equals 90 points, the holder of the option receives nothing.

    The seller of an option receives a cash payment (premium) at the time of sale, which premium is retained by the seller whether or not the option is exercised. The premium represents consideration to the seller for undertaking the obligation under the option contract. In the case of call options, the premium compensates the seller for the loss of the opportunity to profit from any increase in the value of the security or the index. The premium to a seller of a put option compensates the seller for the risk assumed in connection with a decline in the value of the security or index.


    A Series may close an open call or put option position by selling a call option, in the case of an open call position, or a put option, in the case of an open put option, which is the same as the option being closed. The Series will receive a premium for selling such an option. The premium received may be more than, equal to or less than the premium paid by the Series when it bought the option which is being closed.

    Immediately after entering into an opening option position the total value of all open option positions based on exercise price will not exceed ten percent (10%) of the Allocation or Balanced Series' total assets. The premium paid by the Series for the purchase of a call or a put option and the expiration or closing sale transaction with respect to such options are treated in a manner analogous to that described above, except there is no liability created to the Series. The premium paid for any such option is included in assets and marked to the market value on a current basis. If the options expire the Series will realize a short-term loss on the amount of the cost of the option. If a purchased put or call option is closed out by the Series entering into a closing sale transaction, the Series will realize a short-term gain or loss, depending upon whether the sale proceeds from the closing sale transaction are greater or less than cost of the put or call option.

    INTERNATIONAL, THEME AND ASIA SERIES:

    In furtherance of its objectives, the Series may write covered call options and purchase call and put options on securities. In addition, the Series may write secured put options and enter into option transactions on foreign currency.

    Writing (Selling) Call and Put Options. A call option on a security or a foreign currency gives the purchaser of the option, in return for the premium paid to the writer (seller), the right to buy the underlying security or foreign currency at the exercise price at any time during the option period. Upon exercise by the purchaser, the writer of a call option has the obligation to sell the underlying security or foreign security, except that the value of the option depends on the weighted value of the group of securities comprising the index and all settlements are made in cash. A call option may be terminated by the writer (seller) by entering into a closing purchase transaction in which it purchases an option of the same series as the option previously written.

    A put option on a security or foreign currency gives the purchaser of the option, in return for the premium paid to the writer (seller), the right to sell the underlying security or foreign currency at the exercise price at any time during the option period. Upon exercise by the purchaser, the writer of a put option has the obligation to purchase the underlying security or foreign currency at the exercise price. A put option on a securities index is similar to a put option on an individual security, except that the value of the options depends on the weighted value of the group of securities comprising the index and all settlements are made in cash.

    The Series may write exchange-traded call options on its securities. Call options may be written on portfolio securities and on securities indices, and on foreign currencies. The Series may, with respect to securities and foreign currencies, write call and put options on an exchange or over the counter. Call options on portfolio securities will be covered since the Series will own the underlying securities or other securities that are acceptable for escrow at all times during the option period. Call options on securities indices will be written only to hedge in an economically appropriate way portfolio securities which are not otherwise hedged with options or financial futures contracts and will be "covered" by identifying the specific portfolio securities being hedged. Call options on foreign currencies and put options on securities and foreign currencies will be covered by securities acceptable for escrow. The Series may not write options on more than 50% of its total assets. Management presently intends to cease writing options if and as long as 25% of such total assets are subject to outstanding options contract.

    The Series will write call and put options in order to obtain a return on its investments from the premiums received and will retain the premiums whether or not the options are exercised. Any decline in the market value of portfolio securities or foreign currencies will be offset to the extent of the premiums received (net of transaction costs). If an option is exercised, the premium received on the option will effectively increase the exercise price or reduce the difference between the exercise price and market value.

    During the option period, the writer of a call option gives up the opportunity for appreciation in the market value of the underlying security or currency above the exercise price. It retains the risk of loss should the price of the underlying security or foreign currency decline. Writing call options also involves risks relating to the Series' ability to close out options it has written.

    During the option period, the writer of a put option has assumed the risk that the price of the underlying security or foreign currency will decline below the exercise price. However, the writer of the put option has retained the opportunity for any appreciation above the exercise price should the market price of the underlying security or foreign currency increase. Writing put options also involves risks relating to a Portfolio's ability to close out options it has written.


    Purchasing Call and Put Options, Warrants and Stock Rights. The International, Theme and Asia Series may invest up to an aggregate of 5% of its total assets in exchange-traded or over-the-counter call and put options on securities and securities indices and foreign currencies. Purchases of such options may be made for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies. The Series will invest in call and put options whenever, in the opinion of the Adviser or Subadviser, a hedging transaction is consistent with its investment objectives. The Series may sell a call option or a put option which it has previously purchased prior to the purchase (in the case of a call) or the sale (in the case of a put) of the underlying security or foreign currency. Any such sale would result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the call or put which is sold. Purchasing a call or put option involves the risk that the Series may lose the premium it paid plus transaction costs.

    Warrants and stock rights are almost identical to call options in their nature, use and effect except that they are issued by the issuer of the underlying security, rather than an option writer, and they generally have longer expiration dates than call options. The International, Theme and Asia Series intend to invest up to 5% of its net assets in warrants and stock rights, but no more than 2% of its net assets in warrants and stock rights not listed on the New York Stock Exchange or the American Stock Exchange.


    Over-the-Counter ("OTC") Options. OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of non-performance by the dealer. However, the premium is paid in advance by the dealer. OTC options are available for a greater variety of securities and foreign currencies, and in a wider range of expiration dates and exercise prices than exchange-traded options.

Since there is no exchange, pricing is normally done by reference to information from a market maker, which information is carefully monitored or caused to be monitored by the Adviser or Subadviser and verified in appropriate cases.

    A writer or purchaser of a put or call option can terminate it voluntarily only by entering into a closing transaction. In the case of OTC options, there can be no assurance that a continuous liquid secondary market will exist for any particular option at any specific time. Consequently, the International Series may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when the Series writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to which it originally wrote the option. If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security or foreign currency until the option expires or the option is exercised. Therefore, the writer of a covered OTC call option may not be able to sell an underlying security even though it otherwise might be advantageous to do so. Likewise, the writer of a secured OTC put option may be unable to sell the securities pledged to secure the put for other investment purposes while it is obligated as a put writer. Similarly, a purchaser of an OTC put or call option also might find it difficult to terminate its position on a timely basis in the absence of a secondary market.

    The Fund understands the position of the staff of the Securities and Exchange Commission (the "SEC") to be that purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities. Although the Subadviser has found that dealers with which they will engage in OTC options transactions are generally agreeable to and capable of entering into closing transactions, the Fund has adopted procedures for engaging in OTC options transactions for the purpose of reducing any potential adverse effect of such transactions upon the liquidity of the International Series.

    The Fund will engage in OTC options transactions only with dealers that meet certain credit and other criteria established by the Board of Trustees of the Fund. The Fund and the Adviser believe that the approved dealers present minimal credit risks to the Fund and, therefore, should be able to enter into closing transactions if necessary. The Fund currently will not engage in OTC options transactions if the amount invested by the Fund in OTC options, plus a "liquidity charge" related to OTC options written by the Fund in illiquid securities plus any other portfolio securities considered to be illiquid, would exceed 10% of the Fund's total assets. The "liquidity charge" referred to above is computed as described below.

    The Fund anticipates entering into agreements with dealers to which the Fund sells OTC options. Under these agreements the Fund would have the absolute right to repurchase the OTC options from the dealer at any time at a price no greater than a price established under the agreements (the "Repurchase Price"). The "liquidity charge" referred to above for a specific OTC option transaction will be the Repurchase Price related to the OTC option less the intrinsic value of the OTC option. The intrinsic value of an OTC call option for such purposes will be the amount by which the current market value of the underlying security exceeds the exercise price. In the case of an OTC put option, intrinsic value will be the amount by which the exercise price exceeds the current market value of the underlying security. If there is no such agreement requiring a dealer to allow the Fund to repurchase a specific OTC option written by the Fund, the "liquidity charge" will be the current market value of the assets serving as "cover" for such OTC option.

FOREIGN CURRENCY TRANSACTIONS

    The value of the assets of an International, Theme and Asia Series as measured in United States dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a Series may incur costs in connection with conversions between various currencies. A Series will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. At the time of the purchase of a forward foreign currency exchange contract, any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily equal to the market value of the contract, minus the Series' initial margin deposit with respect thereto, will be deposited in a segregated account with the Fund's custodian bank to collateralize fully the position and thereby ensure that it is not leveraged.


    When a Series enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may want to establish the United States dollar cost or proceeds, as the case may be. By entering into a forward contract in United States dollars for the purchase or sale of the amount of foreign currency involved in the underlying security transaction, a Series is able to protect itself against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the United States dollar and such foreign currency. However, this tends to limit potential gains which might result from a positive change in such currency relationships. The International and Asia Series also may hedge its foreign currency exchange rate risk by engaging in currency financial futures and options transactions.

    When the Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the United States dollar, it may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of a Series' portfolio securities denominated in such foreign currency. The forecasting of short-term currency market movement is extremely difficult and whether such a short-term hedging strategy will be successful is highly uncertain.

    It is impossible to forecast with precision the market value of portfolio securities at the expiration of a contract. Accordingly, it may be necessary for a Series to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Series is obligated to deliver when a decision is made to sell the security and make delivery of the foreign currency in settlement of a forward contract. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Series is obligated to deliver.

    If the Series retains the portfolio security and engages in an offsetting transaction, it will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Series engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Series' entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Series would realize gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Series would suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase. The Series will have to convert holdings of foreign currencies into United States dollars from time to time. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies.

ZERO AND DEFERRED COUPON DEBT SECURITIES

    The Multi-Sector Series may invest in debt obligations that do not make any interest payments for a specified period of time prior to maturity ("deferred coupon" obligations) or until maturity ("zero coupon" obligations). Because deferred and zero coupon bonds do not make interest payments for a certain period of time, they are purchased by the Series at a deep discount and their value fluctuates more in response to interest rate changes than does the value of debt obligations that make current interest payments. The degree of fluctuation with interest rate changes is greater when the deferred period is longer. Therefore, there is a risk that the value of the Series' shares may decline more as a result of an increase in interest rates than would be the case if the Series did not invest in deferred or zero coupon bonds.


REAL ESTATE INVESTMENT TRUSTS
    As described in the Prospectus, the Real Estate Series intends under normal conditions to invest in real estate investment trusts ("REITs"). REITs pool investors' funds for investment primarily in income-producing commercial real estate or real estate related loans. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year.

    REITs generally can be classified as follows:

    --Equity REITs, which invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value.

    --Mortgage REITs, which invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments.

    --Hybrid REITs, which combine the characteristics of both equity REITs and mortgage REITs.

    REITs are like closed-end investment companies in that they are essentially holding companies which rely on professional managers to supervise their investments. A shareholder in the Real Estate Series should realize that by investing in REITs indirectly through the Series, he will bear not only his proportionate share of the expenses of the Series, but also, indirectly similar expenses of underlying REITs.

DEBT SECURITIES
    Up to 25% of the Real Estate Series total assets may be invested in debt securities (which include for purposes of this investment policy convertible debt securities which PRS or ABKB believes have attractive equity characteristics). The Real Estate Series may invest in debt securities rated BBB or better by Standard & Poor's Corporation ("S&P") or Baa or better by Moody's Investor Service, Inc. ("Moody's") or, if not rated, are judged to be of comparable quality as determined by PRS or ABKB. In choosing debt securities for purchase by the Portfolio, PRS will employ the same analytical and valuation techniques utilized in managing the equity portion of the Real Estate Series holdings (see "Investment Advisory and Other Services") and will invest in debt securities only of companies that satisfy PRS' investment criteria.

    The value of the Real Estate Series investments in debt securities will change as interest rates fluctuate. When interest rates decline, the values of such securities generally can be expected to increase and when interest rates rise, the values of such securities generally can be expected to decrease. The lower-rated and comparable unrated debt securities described above are subject to greater risks of loss of income and principal than are higher-rated fixed income securities. The market value of lower-rated securities generally tends to reflect the market's perception of the creditworthiness of the issuer and short-term market developments to a greater extent than is the case with more highly rated securities, which reflect primarily functions in general levels of interest rates.

JUNK BONDS

    The International and Allocation Series may invest up to 10% and 5%, respectively, of total net assets in non-investment grade debt securities. The market prices of such lower rated securities generally fluctuate in response to changes in interest rates and economic conditions more than those of higher rated securities. Additionally, there is a greater possibility that an adverse change in the financial condition of an issuer, particularly a higher leveraged issuer, may affect its ability to make payments of income and principal and increase the expenses of the Series seeking recovery from the issuer. Lower rated securities may be thinly traded and less liquid than higher rated securities and therefore harder to value and more susceptible to adverse publicity concerning the issuer.

REAL ESTATE SECURITIES
    The Real Estate Series will not invest in real estate directly, but only in securities issued by real estate companies. However, the Portfolio may be subject to risks similar to those associated with the direct ownership of real estate because of its policy of concentrating in the securities of companies in the real estate industry. These include declines in the value of real estate, risks related to general and local economic conditions, dependence on management skill, cash flow dependence, possible lack of availability of long-term mortgage funds, over-building, extended vacancies of properties, decreased occupancy rates and increased competition, increases in property taxes and operating expenses, changes in neighborhood values and the appeal of the properties to tenants and changes in interest rates.

    Selecting REITs requires an evaluation of the merits of each type of asset a particular REIT owns, as well as regional and local economics. Due to the proliferation of REITs in recent years and the relative lack of sophistication of certain REIT managers, the quality of REIT assets has varied significantly.


    In addition to these risks, equity REITs may be affected by changes in the value of the underlying properties owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally are not diversified. Equity and mortgage REITs also are subject to potential defaults by borrowers, self-liquidationand the possibility of failing to qualify for tax-free status of income under the Code and failing to maintain exemption from the Investment Company Act of 1940. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, investment in REITs could cause the Series to possibly fail to qualify as a regulated investment company.


EMERGING MARKET SECURITIES

    The Asia Series may invest in countries or regions with relatively low gross national product per capita compared to the world's major economies, and in countries or regions with the potential for rapid economic growth (emerging markets). Emerging markets in Asia will include countries: (i) having an "emerging stock market" as defined by the International Finance Corporation;
(ii) with low-to-middle-income economies according to the International Bank for Reconstruction and Development (the "World Bank"); (iii) listed in World Bank publications as developing; or (iv) determined by the Adviser to be an emerging market as defined above. The Series also may invest in securities of: (i) companies the principal securities trading market for which is an emerging market country; (ii) companies organized under the laws of, and with a principal office in, an emerging market country; or (iii) companies whose principal activities are located in emerging market countries.

    The risks of investing in foreign securities may be intensified in the case of investments in emerging markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Series is uninvested and no return is earned thereon. The inability of the Series to make intended security purchases due to settlement problems could cause the Series to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Series due to subsequent declines in value of the portfolio securities or, if the Series has entered into a contract to sell the security, in possible liability to the purchaser. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownershipor prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.


    Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The Series could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Series any restrictions on investments. Investments in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of the Series.

    ADDITIONAL RISK FACTORS. As a result of its investments in foreign securities, the Series may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. In that event, the Series may convert such currencies into dollars at the then current exchange rate. Under certain circumstances, however, such as where the Adviser believes that the applicable rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, the Series may hold such currencies for an indefinite period of time.

    In addition, the Series may be required to receive delivery of the foreign currency underlying forward foreign currency contracts it has entered into. This could occur, for example, if an option written by the Fund is exercised or the Fund is unable to close out a forward contract. The Series may hold foreign currency in anticipation of purchasing foreign securities. The Series also may elect to take delivery of the currencies underlying options or forward contracts if, in the judgment of the Adviser, it is in the best interest of the Series to do so. In such instances as well, the Series may convert the foreign currencies to dollars at the then current exchange rate, or may hold such currencies for an indefinite period of time.

    While the holding of currencies will permit the Series to take advantage of favorable movements in the applicable exchange rate, it also exposes the Series to risk of loss if such rates move in a direction adverse to the Series' position. Such losses could reduce any profits or increase any losses sustained by the Series from the sale or redemption of securities, and could reduce the dollar value of interest or dividend payments received. ln addition, the holding of currencies could adversely affect the Series' profit or loss on currency options or forward contracts, as well as its hedging strategies.

INDUSTRY CLASSIFICATIONS

    For the purposes of establishing industry classifications for the Theme Series, the Adviser utilizes the William O'Neil & Co., Inc. Industry Group Index. The William O'Neil & Co., Inc. Industry Group Index is presently comprised of 197 industry classifications. Classifications are determined based on the following broad sectors: Basic Material, Energy, Capital Equipment, Technology, Consumer Cyclical, Retail, Consumer Staple, Health Care, Transportation, Financialand Utilities. Sectors are then divided into industry groups based upon income sources and other economically relevant criteria as determined by O'Neil & Co., Inc.


INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------
    The Fund's fundamental policies as they affect any Series cannot be changed without the approval of a vote of a majority of the outstanding shares of such Series, which is the lesser of (i) 67% or more of the voting securities of such Series present at a meeting if the holders of more than 50% of the outstanding voting securities of such Series are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of such Series. A proposed change in fundamental policy or investment objective will be deemed to have been effectively acted upon by any Series if a majority of the outstanding voting securities of that Series votes for the approval of the proposal as provided above, notwithstanding (1) that such matter has not been approved by a majority of the outstanding securities of any other Series affected by such matter and
(2) that such matter has not been approved by a majority of the outstanding voting securities of the Fund.

    The following investment restrictions are fundamental policies of the Fund with respect to all Series and may not be changed except as described above. The Fund may not:

   (1) Purchase real estate or any interest therein, except through the purchase of corporate or certain government securities (including securities secured by a mortgage or a leasehold interest or other interest in real estate). A security issued by a real estate or mortgage investment trust is not treated as an interest in real estate. The Real Estate Series may, however, invest in mortgage backed securities.

   (2) Make loans other than loans of securities secured by cash or cash equivalents for the full value of the securities; any interest earned from securities lending will inure to the benefit of the Series which holds such securities. However, the purchase of debt securities which are ordinarily purchased by financial institutions are not considered the loaning of money.


   (3) Invest in commodities or in commodity contracts or in options, provided, however, that it may write covered call option contracts; and provided further, that the Allocation and Balanced Series may enter into financial futures contracts to purchase and sell debt obligations and may buy call and put options on securities and stock market indexes; and provided further, that the International and Asia Series may purchase call and put options on securities, engage in financial futures contracts and related options transactions, write secured put options, and enter into foreign currency and foreign currency options transactions.


   (4) Engage in the underwriting of securities of other issuers, except to the extent any Series may be deemed an underwriter in selling as part of an offering registered under the Securities Act of 1933 securities which it has acquired. The International and Asia Series will buy and sell securities outside the United States that are not registered with the SEC or marketable in the United States.


   (5) Borrow money, except as a temporary measure where such borrowing would not exceed 25% of the market value of total assets at the time each such borrowing is made. However, the Fund may borrow money for any general purpose from a bank provided such borrowing does not exceed 10% of the net asset value of the Fund, not considering any such borrowings as liabilities. The Allocation, International and Asia Series may borrow money to the extent of financial futures transactions and reverse repurchase agreements, provided that such borrowings are limited to 331/3% of the value of the total assets of the Series.

   (6) Invest in illiquid securities in an amount greater than 15% of the net asset value of any Series' portfolio at the time any such investment is made.


   (7) Purchase securities on margin, except for short-term credits as may be necessary for the clearance of purchases or sales of securities, or to effect a short sale of any security. (The deposit of "maintenance margin" in connection with financial futures contracts is not considered the purchase of a security on margin.)

   (8) Invest for the purpose of exercising control over or management of any company.


   (9) Unless received as a dividend or as a result of an offer of exchange approved by the Securities and Exchange Commission or of a plan of reorganization, purchase or otherwise acquire any security issued by an investment company if the Series would immediately thereafter own
          (a) more than 3% of the outstanding voting stock of the investment company, (b) securities of the investment company having an aggregate value in excess of 5% of the Series' total assets, (c) securities of investment companies having an aggregate value in excess of 10% of the Series' total assetsor (d) together with investment companies having the same investment adviser as the Fund (and companies controlled by such investment companies), more than 10% of the outstanding voting stock of any registered closed-end investment company.


  (10) (a) Invest more than 5% of its total assets (taken at market value at the time of each investment) in the securities (other than United States government or government agency securities or in the case of the International and Asia Series, other than foreign government securities), or, with respect to the Allocation and Balanced Series, call or put options contracts and financial futures contracts of any one issuer (including repurchase agreements with any one bank); and
          (b) purchase more than either (i) 10% in principal amount of the outstanding debt securities of an issuer (the foregoing restriction being inapplicable to the Real Estate Series)or
          (ii) 10% of the outstanding voting securities of an issuer, except that such restrictions shall not apply to securities issued or guaranteed by the United States government or its agencies, bank money instruments or bank repurchase agreements. The International Series will, with respect to 75% of its assets, limit its investment in the securities of any one foreign government, its agencies or instrumentalities, to 5% of the Series' total assets.

  (11) Concentrate the portfolio investments in any one industry (the foregoing restriction being inapplicable to the Real Estate Series). No security may be purchased for a Series if such purchase would cause the value of the aggregate investment in any one industry to exceed 25% of the Fund's total assets. However, the Money Market Series and Allocation Series may invest more than 25% of their assets in the banking industry. The Real Estate Series may invest not less than 75% of its assets in the real estate industry.


  (12)    Issue senior securities.

  (13) Enter into repurchase agreements which would cause more than 10% of any Series' net assets (taken at market value) to be subject to repurchase agreements maturing in more than seven days.


PORTFOLIO TURNOVER
--------------------------------------------------------------------------------
    The portfolio turnover rate of each Series is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the Series' securities (excluding all securities, including options, with maturities at the time of acquisition of one year or less). All long-term securities, including long-term U.S. Government securities, are included. A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Series. Turnover rates may vary greatly from year to year as well as within a particular year and also may be affected by cash requirements for redemptions of each Series' shares by requirements which enable the Fund to receive certain favorable tax treatments.


BALANCED SERIES
    In the fiscal years ended December 31, 1995 and December 31, 1996, the turnover rates for the equity portion of the Balanced Series were 256% and 288%, respectively. The turnover rates for the fixed income securities were 175% and 117%, respectively for the same periods.

ALLOCATION SERIES
    In the fiscal years ended December 31, 1995 and December 31, 1996, the turnover rates for the equity portion of the Allocation Series were 195% and 280%, respectively. The turnover rates for the fixed income securities were 112% and 253%, respectively for the same periods.



                             MANAGEMENT OF THE FUND


    The Trustees and executive officers of the Fund and their principal occupations for the last five years are set forth below. Unless otherwise noted, the address of each executive officer and Trustee is One American Row, Hartford, Connecticut 06102.The Trustees and executive officers are listed below.


                               POSITION(S)             PRINCIPAL OCCUPATION(S)
NAME AND ADDRESS               WITH THE FUND           DURING PAST FIVE YEARS
----------------               -------------           ----------------------

C. Duane Blinn (69)            Trustee                 Partner in the law firm of Day, Berry & Howard. Director/Trustee, Phoenix
Day, Berry & Howard                                    Funds (1980-present). Trustee, Phoenix-Aberdeen Series Fund and Phoenix
City Place                                             Duff & Phelps Institutional Mutual Funds (1996-present). Director/Trustee,
Hartford, CT 06103                                     the National Affiliated Investment Companies (until 1993).

Robert Chesek (62)             Trustee                 Trustee/Director, Phoenix Funds (1981-present) and Chairman
49 Old Post Road                                       (1989-1994). Trustee, Phoenix-Aberdeen Series Fund and Phoenix Duff &
Wethersfield, CT 06109                                 Phelps Institutional Mutual Funds (1996-present). Director/Trustee, the
                                                       National Affiliated Investment Companies (until 1993). Vice President,
                                                       Common Stock, Phoenix Home Life Mutual Insurance Company
                                                       (1980-1994).

                               POSITION(S)             PRINCIPAL OCCUPATION(S)
NAME AND ADDRESS               WITH THE FUND           DURING PAST FIVE YEARS
----------------               -------------           ----------------------

E. Virgil Conway (67)          Trustee                 Chairman, (1992-present), Metropolitan Transportation Authority.
9 Rittenhouse Road                                     Trustee/Director, Consolidated Edison Company of New York, Inc.
Bronxville, NY 10708                                   (1970-present), Pace University (1978-present), Atlantic Mutual Insurance
                                                       Company (1974-present), HRE Properties (1989-present), Greater New
                                                       York Councils, Boy Scouts of America (1985-present), Union Pacific Corp.
                                                       (1978-present), Blackrock Fund for Fannie Mae Mortgage Securities
                                                       (Advisory Director) (1990-present); Centennial Insurance Company
                                                       (1974-present), Josiah Macy, Jr. Foundation (1975-present), and The
                                                       Harlem Youth Development Foundation (1987-present). Chairman, Audit
                                                       Committee of the City of New York (1981-1996). Director/Trustee, the
                                                       National Affiliated Investment Companies (until 1993). Director/Trustee,
                                                       Phoenix Funds (1993-present). Trustee, Phoenix-Aberdeen Series Fund and
                                                       Phoenix Duff & Phelps Institutional Mutual Funds (1996-present). Director,
                                                       Duff & Phelps Utilities Tax-Free Income Inc. and Duff & Phelps Utility and
                                                       Corporate Bond Trust Inc. (1995-present). Director, Accuhealth
                                                       (1994-present), Trism, Inc. (1994-present)and Realty Foundation of New
                                                       York (1972-present). Chairman, New York Housing Partnership
                                                       Development Corp. (1981-present)., and Blackrock Fannie Mae Mortgage
                                                       Securities Fund (Advisory Director) (1989-1996) and  Advisory Director,
                                                       Fund Directions (1993-present). Chairman, Financial Accounting Standards
                                                       Advisory Council (1992-1995).

Harry Dalzell-Payne (67)       Trustee                 Director/Trustee, Phoenix Funds (1983-present). Trustee, Phoenix-
330 East 39th Street                                   Aberdeen Series Fund and Phoenix Duff & Phelps Institutional Mutual Funds
Apt. 29G                                               (1996-present). Director Duff & Phelps Utilities Tax-Free Income Inc. and
New York, NY 10016                                     Duff & Phelps Utility and Corporate Bond Trust Inc. (1995-present).
                                                       Director, Farragut Mortgage Co., Inc. (1991-1994). Director/Trustee, the
                                                       National Affiliated Investment Companies (1983-1993). Formerly, a Major
                                                       General of the British Army.

*Francis E. Jeffries (66)      Trustee                 Director and Chairman of the Board, Phoenix Duff & Phelps Corporation
6585 Nicholas Blvd.                                    (1995-present). Director/Trustee, Phoenix Funds (1995-present). Trustee,
Apt. 1601                                              Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps Institutional
Naples, FL 33963                                       Mutual Funds (1996-present). Director, Duff & Phelps Utilities Income Fund
                                                       (1987-present), Duff & Phelps Utilities Electric Company (1984-present).
                                                       Director (1989-1995), Chairman of the Board (1993-1995), President
                                                       (1989-1993), and Chief Executive Officer (1989-1995) and Duff & Phelps
                                                       Corporation.

Leroy Keith, Jr. (58)          Trustee                 Chairman and Chief Executive Officer, Carson Products Company
64 Ross Road                                           (1995-present). Director/Trustee, Phoenix Funds (1980-present). Trustee,
Savannah, GA 31405                                     Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps Institutional
                                                       Mutual Funds (1996-present). Director, Equifax Corporation
                                                       (1991-present), and Keystone International Fund, Inc. (1989-present).
                                                       Trustee, Keystone Liquid Trust, Keystone Tax Exempt Trust, Keystone Tax
                                                       Free Fund, Master Reserves Tax Free Trust, and Master Reserves Trust.
                                                       Trustee, Director/Trustee, the National Affiliated Investment Companies
                                                       (until 1993). Director, Blue Cross/Blue Shield (1989-1993) and First Union
                                                       Bank of Georgia (1989-1993). President, Morehouse College (1987-1994).
                                                       Chairman and Chief Executive Officer, Keith Ventures (1994-1995).

                               POSITION(S)             PRINCIPAL OCCUPATION(S)
NAME AND ADDRESS               WITH THE FUND           DURING PAST FIVE YEARS
----------------               -------------           ----------------------

*Philip R. McLoughlin (50)     Trustee and President   Director, Vice Chairman and Chief Executive Officer, Phoenix Duff & Phelps
                                                       Corporation (1995-present).  Director (1994-present) and Executive Vice
                                                       President , Investments, Phoenix Home Life Mutual Insurance Company
                                                       (1988-present). Director/Trustee and President, Phoenix Funds
                                                       (1989-present). Trustee, Phoenix -Aberdeen Series Fund and Phoenix
                                                       Duff & Phelps Institutional Mutual Funds (1996-present). Director, Duff &
                                                       Phelps Utilities Tax-Free Income Inc. (1995-present) and Duff & Phelps
                                                       Utility and Corporate Bond Trust Inc. (1995-present), Director
                                                       (1983-present) and  Chairman (1995-present),  Phoenix Investment
                                                       Counsel, Inc. Director (1984-present) and President (1990-present),
                                                       Phoenix Equity Planning Corporation. Director, Phoenix Realty Group, Inc.
                                                       (1994-present), Phoenix Realty Advisors, Inc. (1987-present), Phoenix
                                                       Realty Investors, Inc. (1994-present), Phoenix Realty Securities, Inc.
                                                       (1994-present), PXRE Corporation (Delaware) (1985-present)and
                                                       World Trust Fund (1991-present). Director and Executive Vice President,
                                                       Phoenix Life and Annuity Company (1996-present), Director and Executive
                                                       Vice President, PHL Variable Insurance Company (1995-present) and
                                                       Director, Phoenix Charter Oak Trust Company (1996-present).
                                                       Director/Trustee, the National Affiliated Investment Companies (until 1993).
                                                       Director (1994-present), Chairman (1996-present) and Chief Executive
                                                       Officer (1995-1996), National Securities & Research Corporation, and
                                                       Director and President, Phoenix Securities Group, Inc. (1993-1995).
                                                       Director (1992-present) and President (1992-1994)W. S. Griffith & Co.,
                                                       Inc. and Director (1992-1995) and President (1992-1994), Townsend
                                                       Financial Advisers, Inc. Director and Vice President, PM Holdings, Inc.
                                                       (1985-present).

Everett L. Morris (68)         Trustee                 Vice President, W. H. Reaves and Company (1993-present).
164 Laird Road                                         Director/Trustee, Phoenix Funds (1995-present). Trustee, Duff & Phelps
Colts Neck, NJ 07722                                   Mutual Funds (1994-present). Trustee, Phoenix-Aberdeen Series Fund and
                                                       Phoenix Duff & Phelps Institutional Mutual Funds (1996-present). Director,
                                                       Duff & Phelps Utilities Tax-Free Income Inc. (1991-present), Incorporated
                                                       (1989-1993). Senior Executive Vice President and Chief Financial Officer,
                                                       Public Service Electric and Gas Company (1986-1992). Director, First
                                                       Fidelity Bank, N.A. (1984-1991).

*James M. Oates (50)           Trustee                 Managing Director, The Wydown Group (1994-present). Chairman, IBEX
60 State Street                                        Capital Markets LLC (1997-present). Director, Phoenix Duff & Phelps
Suite 950                                              Corporation (1995-present). Director/Trustee, Phoenix Funds, Chairman
Boston, MA 02109                                       IBEX Capital Markets LLC (1987-present). Trustee, Phoenix-Aberdeen
                                                       Series Fund and Phoenix Duff & Phelps Institutional Mutual Funds
                                                       (1996-present). Director, Govett Worldwide Opportunity Funds, Inc.
                                                       (1991-present), Blue Cross and Blue Shield of New Hampshire
                                                       (1994-present), Stifel Financial (1996-present), Investors Bank and Trust
                                                       Corporation (1995-present), Investors Financial Services Corporation
                                                       (1995-present), and Plymouth Rubber Co. (1995-present). Member,
                                                       Chief Executives Organization (1996-present). Director/Trustee, the National
                                                       Affiliated Investment Companies (until 1993). Director (1984-1994),
                                                       President (1984-1994) and Chief Executive Officer (1986-1994).

                               POSITION(S)             PRINCIPAL OCCUPATION(S)
NAME AND ADDRESS               WITH THE FUND           DURING PAST FIVE YEARS
----------------               -------------           ----------------------

*Calvin J. Pedersen (55)       Trustee                 Director and President, Phoenix Duff & Phelps Corporation (1995-present).
55 East Monroe Street                                  Director/Trustee, Phoenix Funds (1984-present). Trustee, Phoenix-
Suite 3600                                             Aberdeen Series Fund and Phoenix Duff & Phelps Institutional Mutual
Chicago, IL 60603                                      Funds (1996-present). President and Chief Executive Officer, Duff & Phelps
                                                       Utilities Tax-Free Income Inc. (1995-present), Duff & Phelps Utilities Income
                                                       Fund (since inception), and Duff & Phelps Utility and Corporate Bond Trust
                                                       Inc. (1995-present). Director (1986-1995), President (1993-1995) and
                                                       Executive Vice President (1992-1993), Duff & Phelps Corporation.

Philip R. Reynolds (69)        Trustee                 Director/Trustee, Phoenix Funds (1984-present). Trustee, Phoenix-
43 Montclair Drive                                     Aberdeen Series Fund and Phoenix Duff & Phelps Institutional Mutual Funds
West Hartford, CT 06107                                (1996-present). Director, Vestaur Securities, Inc. (1972-present). Trustee and Treasurer, J. Walton Bissell Foundation, Inc., (1988-present).
                                                       Director/Trustee, the National Affiliated Investment Companies (until 1993).

Herbert Roth, Jr. (68)         Trustee                 Director/Trustee, Phoenix Funds (1980-present). Trustee, Phoenix-
134 Lake Street                                        Aberdeen Series Fund and Phoenix Duff & Phelps Institutional Mutual Funds
P. O. Box 909                                          (1996-present). Director, Boston Edison Company (1972-present),
Sherborn, MA 01770                                     Landauer, Inc. (medical services) (1970-present), Tech Ops./Sevcon, Inc.
                                                       (electronic controllers) (1987-present), Key Energy Group (oil rig service)
                                                       (1988-1994), and Mark IV Industries (diversified manufacturer)
                                                       (1985-present). Director/Trustee, the National Affiliated Investment
                                                       Companies (until 1993).

Richard E. Segerson (51)       Trustee                 Director/Trustee, Phoenix Funds (1993-present). Trustee, Phoenix-
102 Valley Road                                        Aberdeen Series Fund and Phoenix Duff & Phelps Institutional Mutual Funds
New Canaan, CT 06840                                   (1996-present). Managing Director, Mullin Associates (1993-present). Vice
                                                       President and General Manager, Coates & Clark, Inc. (previously Tootal
                                                       American, Inc.) (1991-1993). Director/Trustee, the National Affiliated
                                                       Investment Companies (1984-1993).

Lowell P. Weicker, Jr. (65)    Trustee                 Trustee/Director, the Phoenix Funds (1995-present). Trustee, Phoenix-
731 Lake Avenue                                        Aberdeen Series Fund and Phoenix Duff & Phelps Institutional Mutual Funds
Greenwich, CT 06830                                    (1995-present). Director, UST, Inc. (1995-present) and HPSC, Inc.

                                                       (1995-present), Compuware (1996-present), Visiting Professor, University of
                                                       Virginia (1997-present), Duty Free International (1997-present) and
                                                       Chairman, Dresing, Lierman, Weicker (1995-1996). Former Governor of the
                                                       State of Connecticut (1991-1995).

---------------
* Trustees identified with an asterisk are considered to be interested persons of the Fund (within the meaning of the Investment Company Act of 1940, as amended) because of their affiliation with the Phoenix Investment Counsel, Inc., Phoenix Realty Securities, Inc.or Phoenix Equity Planning
    Corporation.

Michael E. Haylon (39)         Executive               Director and Executive Vice President, Investments, Phoenix Duff & Phelps
                               Vice President          Corporation (1995-present). Senior Vice President, Securities Investments,
                                                       Phoenix Home Life Mutual Insurance Company (1993-1995). Executive
                                                       Vice President, the Phoenix Funds (1995-present), Phoenix-Aberdeen
                                                       Series Fund (1996-present, and Vice President, Phoenix Duff & Phelps
                                                       Institutional Mutual Funds (1996-present). Director (1994-present), President
                                                       (1995-present), and Executive Vice President (1994-1995), Phoenix Investment
                                                       Counsel, Inc. Director (1994-present), President (1996-present) and
                                                       Executive Vice President (1994-1996), National Securities & Research
                                                       Corporation. Director, Phoenix Equity Planning Corporation (1995-present).
                                                       Various other positions with Phoenix Home Life Mutual Insurance Company
                                                       (1990-1993).

                               POSITION(S)             PRINCIPAL OCCUPATION(S)
NAME AND ADDRESS               WITH THE FUND           DURING PAST FIVE YEARS
----------------               -------------           ----------------------

David R. Pepin (54)            Executive               Executive Vice President, Phoenix Funds, Phoenix-Aberdeen Series Fund and
                               Vice President          Phoenix Duff & Phelps Institutional Mutual Funds (1996-present). Director,
                                                       Phoenix Investment Counsel, Inc., National Securities & Research
                                                       Corporation, and Phoenix Equity Planning Corporation, and (1996-present).
                                                       Executive Vice President, Mutual Fund Sales and Operations, Phoenix Equity
                                                       Planning Corporation (1996-present). Managing Director, Phoenix-
                                                       Aberdeen International Advisors, LLC (1996-present). Executive Vice
                                                       President (1996-present) and Director (1997-present), Phoenix Duff &
                                                       Phelps Corporation. Vice President, Phoenix Home Life Mutual Insurance
                                                       Company (1994-1995). Vice President and General Managerof Digital
                                                       Equipment Corporation (1980-1994).

William J. Newman (58)         Senior Vice President   Executive Vice President (1995-present) and Chief Investment Strategist
                                                       (1996-present), Phoenix Investment Counsel, Inc. Senior Vice President
                                                       (1995-1996), Executive Vice President and Chief Investment Strategist
                                                       (1996-present), National Securities & Research Corporation. Senior Vice
                                                       President, Phoenix Equity Planning Corporation (1995-1996). Vice
                                                       President, Common Stock and Chief Investment Strategist, Phoenix Home
                                                       Life Insurance Company (April 1995-November 1995). Senior Vice
                                                       President, Phoenix Strategic Equity Series Fund, Inc. (1996-present),
                                                       The Phoenix Edge Series Fund (1996-present), Phoenix Multi-Portfolio
                                                       Fund (1995-present), Phoenix Income and Growth Fund (1996-present),
                                                       Phoenix Series Fund (1995-present), Phoenix Strategic Allocation Fund,
                                                       Inc. (1996-present), Phoenix Worldwide Opportunities Fund
                                                       (1996-present), Phoenix Duff & Phelps Institutional Funds
                                                       (1996-present), and Phoenix-Aberdeen Series Fund (1996-present). Chief
                                                       Investment Strategist, Kidder, Peabody Co., Inc. (1993-1994) and Managing
                                                       Director, Equities, Bankers Trust Company (1991-1993).

Hugh Young (38)                Senior                  Senior Vice President, Phoenix-Aberdeen Series Fund (1996-present).
Abtrust Fund Managers LTD      Vice President          Director, Phoenix-Aberdeen International Advisors, LLC. Far East
88A Circular Road                                      Investment Director, Abtrust Fund Managers (Singapore) Limited
Singapore 049439                                       (1988-present). Managing Director, Abtrust Fund Managers (Singapore)
                                                       Limited (1992-present). Director, Abtrust Asian Smaller Companies
                                                       Investment Trust plc (1995-present), Abtrust New Dawn Investment Trust plc (1989-present), Abtrust Emerging Asia Investment Trust Limited
                                                       (1990-present), JF Philippine Fund Inc. and Apollo Tiger.

Curtiss O. Barrows (45)        Vice President          Managing Director, Fixed Income (1996-present), Vice President
                                                       (1991-1996), Phoenix Investment Counsel, Inc. Portfolio Manager, Public
                                                       Bonds, Phoenix Home Life Mutual Insurance Company (1991-1995). Vice
                                                       President, Phoenix Series Fund (1985-present),  Phoenix Multi-Portfolio
                                                       Fund (1995-present). Managing Director, Fixed Income (1996-present),
                                                       Vice President (1993-1996), National Securities & Research Corporation.
                                                       Various other positions with Phoenix Home Life Mutual Insurance Company
                                                       (1985-1991).

Mary E. Canning (40)           Vice President          Managing Director and Investment Strategist (1996-present), Vice President
                                                       (1991-1996), Phoenix Investment Counsel, Inc. Managing Director and
                                                       Investment Strategist, National Securities & Research Corporation
                                                       (1996-present). Associate Portfolio Manager, Common Stock, Phoenix
                                                       Home Life Mutual Insurance Company (1989-1995). Vice President,
                                                       Phoenix Series Fund (1987-present). Phoenix Strategic Allocation Fund
                                                       (1996-present). Various other positions with Phoenix Home Life Mutual
                                                       Insurance Company (1982-1989).

                               POSITION(S)             PRINCIPAL OCCUPATION(S)
NAME AND ADDRESS               WITH THE FUND           DURING PAST FIVE YEARS
----------------               -------------           ----------------------

Jeanne H. Dorey (35)           Vice President          Managing Director, Equities (1996-present), Vice President (1993-1996),
                                                       Phoenix Investment Counsel, Inc. Managing Director, Equities,
                                                       (1996-present), Vice President (1993-1996), National Securities &
                                                       Research Corporation. Vice President, Phoenix Multi-Portfolio Fund
                                                       (1993-present) and Phoenix Worldwide Opportunities Fund
                                                       (1993-present). Portfolio Manager, International, Phoenix Home Life Mutual
                                                       Insurance  Company (until 1995). Investment Analyst and Portfolio
                                                       Manager, Pioneer Group, Inc. (1990-1992).

Jean Claude Gruet              Vice President          Portfolio Manager and Vice President, The Phoenix Edge Series Fund
                                                       (1996-present). Vice President and Portfolio Manager, Atalanta Sosnoff
                                                       Capital Corporation (1994-1996). Vice President and Senior Analyst, UBS
                                                       Securities (1989-1994).

William E. Keen III (33)       Vice President          Assistant Vice President (1996-present), Director of Mutual Fund
100 Bright Meadow Blvd.                                Compliance (1995-1996), Phoenix Equity Planning Corporation. Vice
P.O. Box 2200                                          President, Phoenix Funds, Phoenix-Aberdeen Series Fund and Phoenix Duff
Enfield, CT 06083-2200                                 & Phelps Institutional Mutual Funds (1996-present). Assistant Vice
                                                       President, US Affinity Investments L.P. (1994-1995). Treasurer and
                                                       Secretary, US Affinity Funds (1994-1995). Manager, Fund Administration,
                                                       SEI Corporation (1991-1994).

Christopher J. Kelleher (42)   Vice President          Managing Director, Fixed Income (1996-present). Vice President (1991-
                                                       1996), Phoenix Investment Counsel, Inc. Portfolio Manager, Public Bonds,
                                                       Phoenix Home Life Mutual Insurance Company (1991-1995). Managing
                                                       Director, Fixed Income (1996-present). Vice President (1993-1996),
                                                       National Securities & Research Corporation. Vice President, Phoenix Series
                                                       Fund (1989-present), Phoenix Duff & Phelps Institutional Mutual Funds
                                                       (1996-present). Various other positions with Phoenix Home Life Mutual
                                                       Insurance Company (1983-1991).

David Lui (37)                 Vice President          Portfolio Manager, Equities, Phoenix Investment Counsel, Inc. and National
                                                       Securities & Research Corporation (1996-present). Vice President, Phoenix
                                                       Worldwide Opportunities Fund and Phoenix Multi-Portfolio Fund
                                                       (1996-present). Associate Portfolio Manager, International Portfolios,
                                                       Phoenix Home Life Mutual Insurance Company (1995-1996). Vice
                                                       President, Asian Equities, Alliance Capital Management (1993-1995).
                                                       Associate, Global Markets, Bankers Trust (1990-1993).

William R. Moyer (52)          Vice President          Senior Vice President and Chief Financial Officer, Phoenix Duff & Phelps
100 Bright Meadow Blvd.                                Corporation (1995-present). Vice President, Investment Products Finance,
P.O. Box 2200                                          Phoenix Home Life Mutual Insurance Company (1990-1995). Senior Vice
Enfield, CT 06083-2200                                 President (1990-present), Chief Financial Officer (1996-present), Finance
                                                       (until 1996) and Treasurer (1994-1996), Phoenix Equity Planning
                                                       Corporation. Senior Vice President (1990-present), Chief Financial Officer
                                                       (1996-present), Finance (until 1996) and Treasurer (1994-present),
                                                       Phoenix Investment Counsel, Inc. Senior Vice President (1994-present),
                                                       Chief Financial Officer (1996-present), Finance (until 1996), and Treasurer
                                                       (1994-present), National Securities & Research Corporation. Vice President,
                                                       Phoenix Funds (1990-present), Phoenix Duff & Phelps Institutional Mutual
                                                       Funds (1996-present) and Phoenix-Aberdeen Series Fund (1996-present).
                                                       Vice President, the National Affiliated Companies (until 1993). Senior Vice
                                                       President, Finance, Phoenix Securities Group, Inc. (1993-present). Senior
                                                       Vice President and Chief Financial Officer (1993-1995) and Treasurer
                                                       (1994-1995), W.S. Griffith & Co., Inc. and Townsend Financial Advisers,
                                                       Inc. Senior Vice President and Chief Financial Officer, Phoenix Duff &
                                                       Phelps Investment Management Co. (1996-present).

                               POSITION(S)             PRINCIPAL OCCUPATION(S)
NAME AND ADDRESS               WITH THE FUND           DURING PAST FIVE YEARS
----------------               -------------           ----------------------

Scott C. Noble (50)            Vice President          Senior Vice President, Real Estate, Phoenix Home Life Mutual Insurance
                                                       Company (1991-present). Director and Executive Vice President, Phoenix
                                                       Real Estate Securities, Inc. (1993-present). Vice President, Phoenix Multi-
                                                       Portfolio Fund (1994-present) and Phoenix Duff & Phelps Institutional
                                                       Mutual Funds (1997-present). Director (1991-present) and President
                                                       (1993-present), Phoenix Founders, Inc. Director and President
                                                       (1994-present), Chief Executive Officer (1995-present), Phoenix Realty
                                                       Group, Inc. Director and Chief Executive Officer (1991-present), President
                                                       (1991-1995), Phoenix Realty Advisors, Inc. Director, President and Chief
                                                       Executive Officer (1994-present), Phoenix Realty Investors, Inc. Various other positions with Phoenix Home Life Insurance Company (1991-1993).

C. Edwin Riley, Jr. (43)       Vice President          Managing Director, Equities, Vice President (1995-1996), Phoenix
                                                       Investment Counsel, Inc. Managing Director, Equities, National Securities
                                                       & Research Corporation (1996-present). Vice President, Phoenix Strategic
                                                       Allocation Fund, Inc. (1995-present), Phoenix Series Fund (1996-present).
                                                       Portfolio Manager, Phoenix Home Life Mutual Insurance Company (1995).
                                                       Senior Vice President and Director of Equity Management for Nationsbank
                                                       Investment Management (1988-1995).

Amy L. Robinson (41)           Vice President          Managing Director, Equity Trading (1996-present), Vice President
                                                       (1992-1996), Phoenix Investment Counsel, Inc. Managing Director,
                                                       Securities Administration, Phoenix Home Life Mutual Insurance Company
                                                       (1991-1995). Managing Director, Equity Trading (1996-present), Vice
                                                       President (1993-1996), National Securities & Research Corporation, Vice
                                                       President, Phoenix Series Fund (1989-present). Various other positions with Phoenix Home Life Mutual Insurance Company (1979-1991).

Barbara Rubin (43)             Vice President          Vice President, (1995-present), Managing Director (1992-1995), Second
                                                       Vice President (1986-1992), Real Estate, Phoenix Home Life Mutual
                                                       Insurance Company.  Vice President, Phoenix Multi-Portfolio Fund
                                                       (1994-present) and Phoenix Duff & Phelps Institutional Mutual Funds
                                                       (1997-present). Vice President (1991-present), 238 Columbus Blvd., Inc.
                                                       Director (1988-present) and Vice President (1993-present), Phoenix
                                                       Founders, Inc. Vice President (1993-present), Phoenix Real Estate
                                                       Securities, Inc. Director and President (1987-1991), Executive Vice
                                                       President (1991-1994), Phoenix Realty Advisors, Inc. Executive Vice
                                                       President, Phoenix Realty Group, Inc. (1994-present). President
                                                       (1995-present), Executive Vice President (1994-1995), Phoenix Realty
                                                       Securities, Inc.

Leonard J. Saltiel (43)        Vice President          Managing Director, Operationsand Service (1996-present), Senior Vice
100 Bright Meadow Blvd.                                President (1994-1996), Phoenix Equity Planning Corporation. Vice
P.O. Box 2200                                          President, Phoenix Funds (1994-present), Phoenix Duff & Phelps
Enfield, CT 06083-2200                                 Institutional Mutual Funds (1996-present) and National Securities &
                                                       Research Corporation (1994-present). Vice President, Investment
                                                       Operations, Phoenix Home Life Mutual Insurance Company (1994-1995).
                                                       Various positions with Home Life Insurance Company and Phoenix Home
                                                       Life Mutual Insurance Company (1987-1994).

                               POSITION(S)             PRINCIPAL OCCUPATION(S)
NAME AND ADDRESS               WITH THE FUND           DURING PAST FIVE YEARS
----------------               -------------           ----------------------

Dorothy J. Skaret (44)         Vice President          Director, Money Market Trading (1996-present), Vice President
                                                       (1991-1996), Phoenix Investment Counsel, Inc. Director, Public Fixed
                                                       Income, Phoenix Home Life Mutual Insurance Company (1991-1995).
                                                       Director, Money Market Trading (1996-present), Vice President
                                                       (1993-1996), National Securities & Research Corporation, Vice President,
                                                       Phoenix Series Fund (1990-present), Phoenix Realty Securities, Inc.
                                                       (1995-present), Phoenix-Aberdeen Series Fund (1996-present) and
                                                       Phoenix Duff & Phelps Institutional Mutual Funds (1996-present). Various other positions with Phoenix Home Life Mutual Insurance Company
                                                       (1986-1991).

James D. Wehr (39)              Vice President         Managing Director, Fixed Income (1996-present), Vice President (1991-1996),
                                                       Phoenix Investment Counsel, Inc. Managing Director, Fixed Income
                                                       (1996-present), Vice President (1993-1996), National Securities & Research
                                                       Corporation. Vice President, Phoenix Multi-Portfolio Fund (1988-present),
                                                       Phoenix Series Fund (1990-present), Phoenix California Tax Exempt Bonds, Inc.
                                                       (1993-present) and Phoenix Duff & Phelps Institutional Mutual Funds
                                                       (1996-present). Managing Director, Public Fixed Income, Phoenix Home Life
                                                       Insurance Company (1991-1995).  Various positions with Phoenix Home Life
                                                       Mutual Insurance Company (1981-1991).

Nancy G. Curtiss (44)          Treasurer               Treasurer(1996-present), Vice President, Fund Accounting
                                                       (1994-1996), Phoenix Equity Planning Corporation. Treasurer, Phoenix
                                                       Funds (1994-present), Phoenix-Aberdeen Series Fund (1996-present) and
                                                       Phoenix Duff & Phelps Institutional Mutual Funds (1996-present). Second
                                                       Vice President and Treasurer, Fund Accounting, Phoenix Home Life Mutual
                                                       Insurance Company (1994-1995). Various positions with Phoenix Home
                                                       Life Mutual Insurance Company (1987-1994).

G. Jeffrey Bohne (49)          Secretary               Vice President, Mutual Fund Customer Service, (1996-present), Vice
101 Munson Street                                      President, Transfer Agent Operations (1993-1996), Phoenix Equity Planning
Greenfield, MA 01301                                   Corporation. Clerk, Phoenix Investment Counsel, Inc. (1995-present).
                                                       Secretary, the Phoenix Funds (1993-present) and Phoenix Duff & Phelps
                                                       Institutional Mutual Funds (1996-present). Clerk and Secretary, Phoenix-
                                                       Aberdeen Series Fund (1996-present). Vice President and General Manager,
                                                       Phoenix Home Life Mutual Insurance Company (1993-present). Assistant
                                                       Vice President, Phoenix Home Life Mutual Insurance Company
                                                       (1992-1993).


No person listed in the foregoing table has any immediate family relationship with any other person listed in the table.


At December 31, 1996, the Trustees and officers as a group owned none of the then outstanding shares of the Fund.

For services rendered to the Fund during the fiscal year ended December 31, 1996, the Trustees received an aggregate of $143,625 from the Fund as Trustees' fees. For service on the Boards of the Phoenix Funds, each Trustee who is not a full-time employee of the Advisers or any of its affiliates currently receives a retainer at the annual rate of $40,000 and $2,500 per joint meeting of the Boards. Each Trustee who serves on the Audit Committee receives a retainer at the annual rate of $2,000 and $2,000 per joint Audit Committee meeting attended. The current members of the Audit Committee are Messrs. Blinn, Conway, Roth, Segerson and Weicker. Each Trustee who serves on the Executive Committee and who is not an interested person of the Fund receives a retainer at the annual rate of $1,000 and $1,000 per joint Executive Committee meeting attended. The current members of the Executive Committee are Messrs. Conway, Dalzell-Payne, McLoughlin, Morris, Oates and Roth. The function of the Executive Committee is to serve as a contract review, compliance review and performance review delegate of the full Board of Trustees. The foregoing fees do not include the reimbursement of expenses incurred in connection with meeting attendance. Trustee costs are allocated equally to each of the Series of the Funds within the Fund complex. Officers and employees of the Adviser who are interested persons are compensated by the Adviser and receive no compensation from the Fund. Any other interested persons who are not compensated by the Adviser receive fees from the Fund.

For the Fund's last fiscal year, the Trustees received the following compensation:


                                                                                             TOTAL COMPENSATION
                                                     PENSION OR                                FROM FUND AND
                                AGGREGATE       RETIREMENT BENEFITS      ESTIMATED ANNUAL       FUND COMPLEX
                              COMPENSATION       ACCRUED AS PART OF       BENEFITS UPON          (11 FUNDS)
          NAME                  FROM FUND          FUND EXPENSES            RETIREMENT        PAID TO TRUSTEES
          ----                  ---------          -------------            ----------        ----------------
C. Duane Blinn                  $13,875*                                                           $60,500
Robert Chesek                   $12,125                                                            $53,500
E. Virgil Conway                $14,125                                                            $61,750
Harry Dalzell-Payne             $12,125              None for               None for               $53,750
Francis E. Jeffries                  $0             any Trustee            any Trustee                  $0
Leroy Keith, Jr.                $12,125                                                            $53,500
Philip R. McLoughlin                 $0                                                                 $0
Everett L. Morris               $11,375                                                            $50,750
James M. Oates                  $13,250                                                            $58,000
Calvin J. Pedersen                   $0                                                                 $0
Philip R. Reynolds              $12,125                                                            $53,500
Herbert Roth, Jr.               $14,875*                                                           $64,750
Richard E. Segerson             $13,750                                                            $60,250
Lowell P. Weicker, Jr.          $13,875                                                            $60,500

* At the request of Messrs. Blinn and Roth, arrangements have been made to permit their compensation (and the earnings thereon) to be deferred until their retirement or resignation from the Board of Trustees, or their death or permanent disability.


THE INVESTMENT ADVISERS
--------------------------------------------------------------------------------
    The Fund has entered into Investment Advisory Agreements ("Agreements") with Phoenix Investment Counsel, Inc. ("PIC"), Phoenix Realty Securities ("PRS") and Phoenix-Aberdeen International Advisors, LLC ("PAIA") whose offices are located in Hartford, Connecticut.


    Phoenix is in the business of writing ordinary and group life and health insurance and annuities. At December 31, 1996, Phoenix had total assets of approximately $15.5 billion. PHL Variable writes variable annuities, and at December 31, 1996 had total assets of approximately $189.5 million. PLAC writes variable universal life insurance policies and at December 31, 1996 had total assets of approximately $11.5 million. PEPCO performs bookkeeping and pricing and administrative services for the Fund. It also provides bookkeeping and pricing services to other investment companies advised by PIC and PRS. PEPCO is registered as a broker-dealer in 50 states. The executive offices of Phoenix and PAIA are located at One American Row, Hartford, Connecticut 06102 and the principal offices of Equity Planning are located at 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2200.

    All of the outstanding stock of PIC is owned by PEPCO, a subsidiary of Phoenix Duff & Phelps Corporation ("PD&P") of Chicago, Illinois. Phoenix owns a majority interest in PD&P. PIC also serves as subadviser to the Asia Series.


    PRS was formed in 1994 as an indirect subsidiary of Phoenix. ABKB/LaSalle Securities Limited Partnership (ABKB), a subsidiary of LaSalle Partners, serves as subadviser to the Real Estate Series. ABKB's principal place of business is located at 100 East Pratt Street, Baltimore, Maryland 21202. ABKB has been a registered investment advisor since 1979.

    PAIA, a Delaware limited liability company formed in 1996 and jointly owned and managed by PM Holdings, Inc, is a direct subsidiary of Phoenix and Aberdeen Fund Managers, Inc., a wholly-owned subsidiary of Aberdeen Asset Management plc. Aberdeen Fund Managers, Inc. has its principal offices located at 1 Financial Plaza, Suite 2210, NationsBank Tower, Fort Lauderdale, Florida 33394. While many of the officers and directors of the Adviser have extensive experience as investment professionals, due to its recent formation, the Adviser has no prior operating history. Aberdeen Fund Managers, Inc. also serves as subadviser for the Asia Series.


    Aberdeen Asset Management was founded in 1983 and through subsidiaries operating from offices in Aberdeen, Scotland; London, England; Singapore and Fort Lauderdale, Florida, provides investment management services to unit and investment trusts, segregated pension funds and other institutional and private portfolios. As of September 30, 1996, Aberdeen Asset Management, and its advisory subsidiaries, had approximately $4 billion in assets under management.

    The Agreements provide that each Adviser shall furnish continuously, at its own expense, an investment program for each of the Series, subject at all times to the supervision of the Trustees. They also provide that all costs and expenses not specifically enumerated as payable by the Advisers shall be paid by the Fund or by Phoenix, PHL Variable and PLAC. The Advisers or Phoenix, PHL Variable and PLAC have agreed to reimburse the Fund for certain operating expenses for all Series. Each Series (except the International, Real Estate, Theme and Asia Series) pays a portion or all of its total operating expenses other than the management fee, up to .15% of its total average net assets. The International, Real Estate, Theme and Asia Series pay total operating expenses other than the management fee up to .40%, .25%, .25% and .25%, respectively, of its total average net assets. Expenses above these limits are paid by the Advisers, Phoenix, PHL Variable or PLAC.

    To the extent that any expenses are paid by the Fund, they will be paid by the Series incurring them or, in the case of general expenses, may be charged among the Series in relation to the benefits received by the shareholders, as determined by the financial agent under the supervision of the Board of Trustees. Such expenses shall include, but shall not be limited to, all expenses (other than those specifically referred to as being borne by the Advisers, Phoenix, PHL Variable or PLAC) incurred in the operation of the Fund and any offering of its shares, including, among others, interest, taxes, brokerage fees and commissions, fees of Trustees, expenses of Trustees' and shareholders' meetings including the cost of printing and mailing proxies, expenses of insurance premiums for fidelity and other coverage, expenses of repurchase and redemption of shares, certain expenses of issue and sale of shares, association membership dues, charges of custodians, transfer agents, dividend disbursing agents and financial agents, bookkeeping, auditing and legal expenses. The Fund, Phoenix, PHL Variable or PLAC also will pay the fees and bear the expense of registering and maintaining the registration of the Fund and its shares with the Securities and Exchange Commission and the expense of preparing and mailing prospectuses and reports to shareholders.


    The Investment Advisory Agreements provide that the Advisers shall not be liable to the Fund or to any shareholder of the Fund for any error of judgement or mistake of law or for any loss suffered by the Fund or by any shareholder of the Fund in connection with the matters to which the Investment Advisory Agreements relate, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the Advisers in the performance of its duties thereunder.

    The Investment Advisory Agreements also provide that, as full compensation for the services and facilities furnished to the Fund, the Advisers shall be compensated as follows: within five days after the end of each month, the Fund shall pay the Advisers the following fees:

                        PHOENIX INVESTMENT COUNSEL, INC.
                        --------------------------------

                                                      RATE FOR
                 RATE FOR FIRST   RATE FOR NEXT     EXCESS OVER
SERIES            $250,000,000    $250,000,000      $500,000,000
------            ------------    ------------      ------------

Money Market....      .40%            .35%              .30%
Multi-Sector....      .50%            .45%              .40%
Balanced........      .55%            .50%              .45%
Allocation......      .60%            .55%              .50%
Growth..........      .70%            .65%              .60%
International...      .75%            .70%              .65%
Theme...........      .75%            .70%              .65%


                         PHOENIX REALTY SECURITIES, INC.
                         -------------------------------

                                                     RATE FOR
                 RATE FOR FIRST   RATE FOR NEXT    EXCESS OVER
SERIES           $1,000,000,000  $1,000,000,000   $2,000,000,000
------           --------------  --------------   --------------
Real Estate.....      .75%            .70%             .65%

                  PHOENIX-ABERDEEN INTERNATIONAL ADVISORS, LLC
                  --------------------------------------------

SERIES
------
Asia............     1.00%

    The amounts payable to the Advisers shall be based upon the average of the values of the net assets of the Fund as of the close of business each day. There can be no assurance that the Fund will reach a net asset level high enough to realize a reduction in the rate of the advisory fee.

    The Investment Advisory Agreements continue in force from year to year for all Series, provided that, with respect to each Series, the applicable agreement must be approved at least annually by the Trustees or by vote of a majority of the outstanding voting securities of that Series. In addition, and in either event, the terms of the agreements and any renewal thereof must be approved by the vote of a majority of Trustees who are not parties to the agreement or interested persons (as that term is defined in the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The agreements will terminate automatically if assigned and may be terminated at any time, without payment of any penalty, either by the Fund or by the Advisers, on sixty (60) days written notice.

BROKERAGE ALLOCATION
--------------------------------------------------------------------------------

    In effecting portfolio transactions for the Fund, the Advisers and Subadvisers, adhere to the Fund's policy of seeking best execution and price, determined as described below, except to the extent it is permitted to pay higher brokerage commissions for "brokerage and research services" as defined herein. The Advisers may cause the Fund to pay a broker an amount of commission for effecting a securities transaction in excess of the amount of commission which another broker or dealer would have charged for effecting the transaction, if the Advisers determine in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker. As provided in Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include giving advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities; furnishing analyses and reports concerning issuers, industries, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Brokerage and research services provided by brokers to the Fundor to the Advisers are considered to be in addition to and not in lieu of services required to be performed by the Advisers under their contracts with the Fund under their contracts with the Advisers and may benefit both the Fund and other clients of the Advisers. Conversely, brokerage and research services provided by brokers to other clients of the Advisers may benefit the Fund.


    If the securities in which a particular Series of the Fund invests are traded primarily in the over-the-counter market, where possible the Series will deal directly with the dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. Bonds and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

    The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations including, without limitation, the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by the Advisers in determining the overall reasonableness of brokerage commissions paid by the Fund.


    For the fiscal years ended December 31, 1994, 1995, and 1996 brokerage commissions paid by the Fund on portfolio transactions totaled $4,360,577, $5,452,277 and $6,749,696, respectively. None of such commissions was paid to a broker who was an affiliated person of the Fund or an affiliated person of such a person or, to the knowledge of the Fund, to broker an affiliated person of which was an affiliated person of the Fund or the Adviser. Total brokerage commissions paid during the fiscal year ended December 31, 1996 included brokerage commissions of $5,789,323 on portfolio transactions aggregating $4,201,850,149 executed by brokers who provided research and other statistical and factual information.


    Investment decisions for the Fund are made independently from those of the other investment companies or accounts advised by the Advisers. It may frequently happen that the same security is held in the portfolio of more than one fund. Simultaneous transactions are inevitable when several funds are managed by the same investment adviser, particularly when the same security is suited for the investment objectives of more than one fund. When two or more funds advised by the Advisers are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated among the funds in a manner equitable to each fund. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, it is believed that the ability of the Fund to participate in volume transactions will produce better executions for the Fund. It is the opinion of the Board of Trustees of the Fund that the desirability of utilizing the Advisers as investment advisers to the Fund as manager of foreign securities owned by the Fund outweighs the disadvantages that may be said to exist from simultaneous transactions.


    The Fund has adopted a policy and procedures governing the execution of aggregated advisory client orders ("bunching procedures") in an attempt to lower commission costs on a per-share and per-dollar basis. According to the bunching procedures, the Adviser shall aggregate transactions unless it believes in its sole discretion that such aggregation is consistent with its duty to seek best execution (which shall include the duty to seek best price) for the Fund. No advisory account of the Adviser is to be favored over any other account and each account that participates in an aggregated order is expected to participate at the average share price for all transactions of the Adviser in that security on a given business day, with all transaction costs shared pro rata based on the Fund's participation in the transaction. If the aggregated order is filled in its entirety, it shall be allocated among the Adviser's accounts in accordance with the allocation order, and if the order is partially filled, it shall be allocated pro rata based on the allocation order. Notwithstanding the foregoing, the order may be allocated on a basis different from that specified in the allocation order if all accounts of the Adviser whose orders are allocated receive fair and equitable treatment and the reason for such different allocation is explained in writing and is approved in writing by the Adviser's compliance officer as soon as practicable after the opening of the markets on the trading day following the day on which the order is executed. If an aggregated order is partially filled and allocated on a basis different from that specified in the allocation order, no account that is benefited by such different allocation may intentionally and knowingly effect any purchase or sale for a reasonable period following the execution of the aggregated order that would result in it receiving or selling more shares than the amount of shares it would have received or sold had the aggregated order been completely filled. The Trustees will annually review these procedures or as frequently as shall appear appropriate.


DETERMINATION OF NET ASSET VALUE
--------------------------------------------------------------------------------

    The net asset value per share of each Series is determined as of the close of regular trading of the New York Stock Exchange (the "Exchange") on days when the Exchange is open for trading . The Exchange will be closed on the following observed national holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Since the Fund does not price securities on weekends or United States national holidays, the net asset value of a Series' foreign assets may be significantly affected on days when the investor has no access to the Fund. The net asset value per share of a Series is determined by adding the values of all securities and other assets of the Series, subtracting liabilities and dividing by the total number of outstanding shares of the Series. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the Securities and Exchange Commission.

    A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary exchange for such security by the Trustees or their delegates. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value may not take place for any Series which invests in foreign securities contemporaneously with the determination of the prices of the majority of the portfolio securities of such Series. All assets and liabilities initially expressed in foreign currency values will be converted into United States dollar values at the mean between the bid and ask quotations of such currencies against United States dollars as last quoted by any recognized dealer. If an event were to occur after the value of an investment was so established but before the net asset value per share was determined, which was likely to materially change the net asset value, then the instrument would be valued using fair value considerations by the Trustees or their delegates. If at any time a Series has investments where market quotations are not readily available, such investments are valued at the fair value thereof as determined in good faith by the Trustees although the actual calculations may be made by persons acting pursuant to the direction of the Trustees.


INVESTING IN THE FUND
--------------------------------------------------------------------------------
    Shares of the Fund are not available to the public directly. Although shares of the Fund are owned by the Accounts, Contract Owners and Policyowners do have voting rights with respect to those shares, as described in the Prospectus under "Shares of Beneficial

Interest." You may invest in the Fund by buying a Variable Accumulation Annuity Contract or a Variable Universal Life Insurance Policy from Phoenix , PHL Variable or PLAC and directing the allocation of the net purchase payment(s) to the Subaccounts corresponding to the Series of the Fund. Phoenix, PHL Variable and PLAC will, in turn, invest payments in shares of the Fund as the investor directs at net asset value next determined with no sales load.


SALES CHARGE AND SURRENDER CHARGES
    The Fund does not assess any sales charge, either when it sells or when it redeems securities. The sales charges which may be assessed under the Contracts or Policies are described in the accompanying prospectus, as are other charges.

REDEMPTION OF SHARES
--------------------------------------------------------------------------------
    The Fund will redeem any shares presented by the shareholder Accounts for redemption. The Account's policies on when and whether to buy or redeem Fund shares are described in the accompanying prospectus.

    At the discretion of the Trustees, the Fund may, to the extent consistent with state and Federal law, make payment for shares of a particular Series repurchased or redeemed in whole or in part in securities or other assets of such Series taken at current values. Should payment be made in securities, the shareholder Accounts may incur brokerage costs in converting such securities to cash.

    The right of redemption may only be suspended or the payment date postponed for more than seven days for any period during which trading on the New York Stock Exchange is closed for other than customary weekend and holiday closings, or when trading on the New York Stock Exchange is restricted, as determined by the Securities and Exchange Commission, for any period when an emergency (as defined by rules of the Commission) exists, or during any period when the Commission has, by order, permitted such suspension. In case of a suspension of the right of redemption, the shareholders may withdraw requests for redemption of shares prior to the next determination of net asset value after the suspension has been terminated or they will receive payment of the net asset value so determined.

    The shareholder Accounts may receive more or less than was paid for the shares, depending on the net asset value of the shares at the time they are repurchased or redeemed.

TAXES
--------------------------------------------------------------------------------
    As stated in the Prospectus, it will be the policy of the Fund and of each Series to comply with those provisions of the Internal Revenue Code of 1986, as amended, ("Code") which relieve investment companies that distribute substantially all of their net income from Federal income tax on the amounts distributed. The Fund also intends to comply with pertinent Code provisions in order to avoid imposition of any Federal excise tax. Dividends derived from interest and distributions of any realized capital gains are taxable, under Subchapter M, to the Fund's Shareholders, which in this case are the Accounts.

    Federal income taxation of separate accounts, life insurance companies, and unit investment trusts are discussed in the accompanying prospectus for the Account.

CUSTODIAN
--------------------------------------------------------------------------------

    The securities and cash of all Series except the International, Asia and Real Estate Series are held by The Chase Manhattan Bank, N.A. under the terms of a custodian agreement. The securities and cash of the International and Asia Series are held by Brown Brothers Harriman & Co. under the terms of a custodian agreement. With respect to the International Series, the address for the Custodian is Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, Attention: Manager, Securities Department. The securities and cash of the Real Estate Series are held by State Street Bank and Trust Company, located at 1 Heritage Drive, P2N, North Quincy, Massachusetts 02171. With respect to Series other than the International, Real Estate and Asia Series, the address for the Custodian is The Chase Manhattan Bank, N.A., 1 Chase Manhattan Plaza, Floor 13B, New York, NY 10081. The Fund permits the Custodian to deposit some or all of its securities in central depository systems as allowed by Federal law. The use of foreign custodians and foreign central depositories has been authorized by the Board of Trustees of the Fund if certain conditions are met.


FOREIGN CUSTODIAN
    The Fund may use a foreign custodian in connection with its purchases of foreign securities and may maintain cash and cash equivalents in the care of a foreign custodian. The amount of cash or cash equivalents maintained in the care of eligible foreign custodians will be limited to an amount reasonably necessary to effect the Fund's foreign securities transactions. The use of a foreign custodian involves considerations which are not ordinarily associated with domestic custodians. These considerations include the possibility of expropriations, restricted access to books and records of the foreign custodian, inability to recover assets that are lost while under the control of the foreign custodian, and the impact of political, social or diplomatic developments.

INDEPENDENT ACCOUNTANTS
    The Fund's financial statements are audited by Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts 02110, independent accountants for the Fund. The independent accountants also provide other accounting and tax-related services as requested by the Fund from time to time.


FINANCIAL STATEMENTS
    The financial statements and the notes thereto relating to the Fund and the report of Price Waterhouse LLP with respect thereto for the fiscal year ended December 31, 1996 are contained in the Fund's Annual Report. The Annual Report is available by calling Variable Products Operations at (800) 447-4312 or writing to Phoenix Variable Products Mail Operations, P.O. Box 8027, Boston, MA 02266-8027. Phoenix, PHL Variable and PLAC have agreed to send a copy of both the Annual Report and the Semi-Annual Report to Shareholders containing the Fund's financial statements to every Contract Owner or

Policyowner having an interest in the Accounts. The Annual Report for the fiscal period ended December 31, 1996 is included in this Statement of Additional Information.

APPENDIX
--------------------------------------------------------------------------------
A-1 AND P-1 COMMERCIAL PAPER RATINGS
    The Money Market Series will invest only in commercial paper which at the date of investment is rated A-1 by Standard & Poor's Corporation ("S&P") or P-1 by Moody's Investors Services, Inc., or, if not rated, is issued or guaranteed by companies which at the date of investment have an outstanding debt issue rated AA or higher by Standard & Poor's or Aa or higher by Moody's.

    Commercial paper rated A-1 by S&P has the following characteristics:
Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned.

    The rating P-1 is the highest commercial paper rating assigned by Moody's Investors Services, Inc. ("Moody's"). Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of 10 years; (7) financial strength of a parent company and the relationship which exists with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

MOODY'S INVESTORS SERVICE, INC. CORPORATE BOND RATINGS
AAA--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD AND POOR'S CORPORATION'S CORPORATE BOND RATINGS
AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA--Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB-B-CCC-CC--Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D--Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                                  ANNUAL REPORT
                                DECEMBER 31, 1996

                          THE PHOENIX EDGE SERIES FUND


                                       2-1

                             MONEY MARKET SERIES

  Over the last twelve months, Phoenix Edge Money Market Series continued to produce strong results for its shareholders. As of December 31, 1996, the current yield on the Fund was 4.97%, versus the 4.82% seven-day average yield of taxable money market funds reported by IBC Donoghue's Money Market Report. The current yield is a seven-day annualized yield computed by dividing the average net income earned per share during the seven-day period preceding the date of calculation by the average daily net asset value per share for the same period, with the resulting figure multiplied by 365.

  Shifting market opinion over the direction of the U.S. economy was responsible for much of the volatility in short-term interest rates during this latest twelve-month reporting period. In January, the Central Bank cut the Fed Funds Rate from 5.50% to 5.25% in an effort to stimulate what was believed to be a sluggish economy. Although it was widely anticipated that the Federal Reserve would have to lower rates again, a surprisingly strong February employment report provided conflicting evidence about the economy's health. As more data became available, it became evident that the economy had grown robustly during the first half of 1996. During this period, short-term interest rates moved higher as the financial markets had to consider the threat of future inflation.

  By late summer, the consensus view on Wall Street shifted once again as signs of more moderate economic growth became increasingly apparent and concerns over inflation declined. With the exception of the last few weeks in December, short-term interest rates trended lower for the remainder of this reporting period. In the end, despite all these market gyrations during 1996, the 90-day Treasury bill finished the year yielding 5.19%--only 12 basis points higher than where it stood one year ago.

  Looking ahead, the Fund continues to focus on high-quality assets as represented by the portfolio's average credit quality of A1/P1 as of December 31, 1996. In terms of our asset allocation strategy, we are currently emphasizing top-tier commercial paper, variable-rate instruments and U.S. Government obligations. As always, we remain committed to carefully monitoring the short-term markets for attractive investment opportunities.

--------------------------------------------------------------------------------
[DESCRIPTION OF LINE CHART]

MONTHLY YIELD COMPARISON

                        IBC Donoghue                 Money
                     Money Fund Report*          Market Series
1/31/96                    5.03                      5.01
2/29/96                    4.8                       4.82
3/31/96                    4.69                      4.77
4/30/96                    4.68                      4.77
5/31/96                    4.67                      4.78
6/30/96                    4.7                       4.86
7/31/96                    4.73                      4.86
8/31/96                    4.74                      4.75
9/30/96                    4.75                      4.91
10/31/96                   4.75                      4.82
11/30/96                   4.75                      4.84
12/31/96                   4.78                      4.97
--------------------------------------------------------------------------------

The above graph covers the period from January 1, 1996 to December 31, 1996. The results are not indicative of the rate of return which may be realized from an investment made in the Money Market Series today. The Money Market Series is neither issued nor guaranteed by the U.S. Government, and there can be no assurance the Series will be able to maintain a stable net asset value at $10.00 per share.

*Average monthly yield of taxable Money Market Funds as reported by IBC Donoghue's Money Fund Report.

                           SCHEDULE OF INVESTMENTS
                              December 31, 1996

  FACE
  VALUE                                                                     INTEREST   MATURITY
  (000)       DESCRIPTION                                                     RATE        DATE        VALUE
---------  ---------------------------------------------------------------  --------  ----------  -------------
U.S. GOVERNMENT SECURITIES--3.8%
U.S. Treasury Bills--1.5%
$2,000      U.S. Treasury Bills                                               4.80%    02/06/97    $ 1,990,400
                                                                                                  -------------
U.S. Treasury Notes--2.3%
 3,000      U.S. Treasury Notes                                               6.88     02/28/97      3,008,112
                                                                                                  -------------
TOTAL U.S. GOVERNMENT SECURITIES                                                                     4,998,512
                                                                                                  -------------
FEDERAL AGENCY SECURITIES--8.6%
 2,175      Federal National Mortgage Assoc.                                  5.34     02/24/97      2,157,578
 1,500      Federal Home Loan Banks                                           5.27     02/28/97      1,500,000
 4,190      Federal National Mortgage Assoc.                                  5.36     03/27/97      4,136,973
 2,000      Federal Farm Credit Banks                                         5.40     04/01/97      1,999,441
 1,500      Federal Home Loan Banks                                           5.69     11/20/97      1,500,000
                                                                                                  -------------
TOTAL FEDERAL AGENCY SECURITIES                                                                     11,293,992
                                                                                                  -------------

                      See Notes to Financial Statements

                                     2-2

                             MONEY MARKET SERIES

   FACE
  VALUE                                                                     INTEREST     RESET
  (000)                              DESCRIPTION                              RATE        DATE        VALUE
--------- ----------------------------------------------------------------  --------- -----------  -------------
FEDERAL AGENCY SECURITIES--VARIABLE--12.0% (b)
$1,500      Federal Farm Credit Banks (final maturity 02/24/97)               5.51%     01/02/97   $ 1,499,957
 4,500      Federal Farm Credit Banks (final maturity 07/24/00)               5.54      01/02/97     4,501,807
 1,500      Federal Home Loan Banks (final maturity 01/14/97)                 5.70      01/02/97     1,500,000
 2,500      Student Loan Marketing Assoc. (final maturity 11/24/97)           5.39      01/07/97     2,500,000
 1,500      Student Loan Marketing Assoc. (final maturity 11/10/98)           5.41      01/07/97     1,498,532
 1,000      Student Loan Marketing Assoc. (final maturity 02/22/99)           5.42      01/07/97     1,000,000
 1,600      Student Loan Marketing Assoc. (final maturity 10/30/97)           5.57      01/07/97     1,600,731
 1,650      Federal National Mortgage Assoc. (
final maturity 12/14/98)        5.18      03/14/97     1,648,237
                                                                                                   -----------
TOTAL FEDERAL AGENCY SECURITIES--VARIABLE                                                           15,749,264
                                                                                                   -----------

                                                             STANDARD
  FACE                                                       & POOR'S
  VALUE                                                       RATING     INTEREST   MATURITY
  (000)                     DESCRIPTION                    (Unaudited)     RATE       DATE          VALUE
-------- ------------------------------------------------- ------------  --------- ----------- ---------------
COMMERCIAL PAPER--74.0%
 1,500     Campbell Soup Co.                                 A-1+          6.75     01/02/97       1,499,719
 4,280     Cargill, Inc.                                     A-1+          6.95     01/02/97       4,279,174
 1,500     AlliedSignal, Inc.                                A-1           6.10     01/03/97       1,499,492
   725     Abbott Laboratories                               A-1+          5.75     01/07/97         724,305
 1,940     DuPont (E.I.) de Nemours & Co.                    A-1+          5.29     01/09/97       1,937,719
 2,775     Merrill Lynch & Co., Inc.                         A-1+          5.48     01/09/97       2,771,621
 3,000     Heinz (H.J.) Co.                                  A-1           5.40     01/10/97       2,995,950
 1,160     Heinz (H.J.) Co.                                  A-1           5.40     01/10/97       1,158,434
 4,500     Exxon Imperial U.S., Inc.                         A-1+          5.41     01/13/97       4,491,885
 3,500     Greenwich Funding Corp.                           A-1+          5.60     01/15/97       3,492,378
 2,500     Receivables Capital Corp.                         A-1           5.73     01/15/97       2,494,429
 1,500     Preferred Receivables Funding Corp.               A-1           5.35     01/16/97       1,496,656
 1,500     General Electric Capital Corp.                    A-1+          5.32     01/17/97       1,500,000
 2,140     Cargill, Inc.                                     A-1+          5.41     01/22/97       2,133,247
 3,500     General Electric Capital Corp.                    A-1+          5.31     01/22/97       3,500,000
 2,500     AlliedSignal, Inc.                                A-1           5.47     01/23/97       2,491,643
 2,335     AlliedSignal, Inc.                                A-1           5.65     01/23/97       2,326,938
 2,000     Preferred Receivables Funding Corp.               A-1           5.45     01/23/97       1,993,339
 2,165     Goldman Sachs & Co.                               A-1+          5.45     01/24/97       2,157,462
   915     Merrill Lynch & Co., Inc.                         A-1+          5.33     01/24/97         911,884
 2,000     Albertson's, Inc.                                 A-1           5.38     01/27/97       1,992,229
   555     First Deposit Funding Trust                       A-1           5.34     01/30/97         552,613
   500     United Parcel Service of America, Inc.            A-1+          5.35     01/30/97         497,845
 1,300     Heinz (H.J.) Co.                                  A-1           5.40     02/03/97       1,293,565
   450     DuPont (E.I.) de Nemours & Co.                    A-1+          5.55     02/07/97         447,433
   709     Kellogg Co.                                       A-1+          5.37     02/07/97         705,087
 2,500     Vermont American Corp.                            A-1+          5.47     02/07/97       2,485,945
 2,500     Private Export Funding Corp.                      A-1+          5.28     02/10/97       2,485,333
 3,000     CXC, Inc.                                         A-1+          5.35     02/11/97       2,981,721
 2,230     Corporate Receivables Corp.                       A-1           5.37     02/12/97       2,216,029
 1,175     First Deposit Funding Trust                       A-1           5.32     02/12/97       1,167,707
 2,500     Kimberly-Clark Corp.                              A-1+          5.42     02/12/97       2,484,192
 2,500     Preferred Receivables Funding Corp.               A-1           5.35     02/13/97       2,484,024
 3,140     Goldman Sachs & Co.                               A-1+          5.35     02/14/97       3,119,468
 1,500     Kimberly-Clark Corp.                              A-1+          5.42     02/14/97       1,490,063
 4,500     Southwestern Bell Telephone Co.                   A-1+          5.37     02/18/97       4,467,780
 1,355     Corporate Receivables Corp.                       A-1           5.35     02/20/97       1,344,932
 1,500     Southwestern Bell Telephone Co.                   A-1+          5.43     02/25/97       1,487,556
 2,000     Greenwich Funding Corp.                           A-1+          5.47     02/28/97       1,982,374
   619     Greenwich Funding Corp.                           A-1+          5.35     03/03/97         613,389
 4,500     Bellsouth Telecommunications, Inc.                A-1+          5.34     03/04/97       4,458,615
 2,100     CXC, Inc.                                         A-1+          5.32     03/17/97       2,076,725
 3,000     Asset Securitization Cooperative Corp.            A-1+          5.37     03/27/97       2,961,963
 3,700     Receivables Capital Corp.                         A-1           5.39     05/01/97       3,633,523
 1,000     CXC, Inc.                                         A-1+          5.35     05/15/97         980,086
 1,000     Beta Finance, Inc.                                A-1+          5.80     08/14/97       1,000,000
                                                                                                ------------
TOTAL COMMERCIAL PAPER                                                                            97,266,472
                                                                                                ------------
TOTAL INVESTMENTS--98.4%
 (Identified cost $129,308,240)                                                                  129,308,240(a)
 Cash and receivables, less liabilities--1.6%                                                      2,053,166
                                                                                                ------------
NET ASSETS--100.0%                                                                              $131,361,406
                                                                                                ============

(a) Federal Income Tax Information: At December 31, 1996, the aggregate cost of securities was the same for book and tax purposes.
(b) Variable rate demand note. The interest rates shown reflect the rate currently in effect. The maturity dates shown reflect the next interest rate reset dates.

                      See Notes to Financial Statements

                                     2-3

                             MONEY MARKET SERIES

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1996

Assets
Investment securities at value (Identified cost $129,308,240)                           $129,308,240
Cash                                                                                         526,466
Receivable for fund shares sold                                                            1,267,063
Interest receivable                                                                          354,789
                                                                                         ------------
 Total assets                                                                            131,456,558
                                                                                         ------------
Liabilities
Investment advisory fee                                                                       43,068
Trustees' fee                                                                                  8,091
Financial agent fee                                                                            6,397
Accrued expenses                                                                              37,596
                                                                                         ------------
 Total liabilities                                                                            95,152
                                                                                         ------------
Net Assets                                                                               $131,361,406
                                                                                         ============
Net Assets Consist of:
Capital paid in on shares of beneficial interest                                        $131,361,403
Undistributed net investment income                                                                3
                                                                                         ------------
Net Assets                                                                               $131,361,406
                                                                                         ============
Shares of beneficial interest outstanding, $1 par value, unlimited authorization           13,136,138
                                                                                         ============
Net asset value and offering price per share                                                   $10.00
                                                                                               ======


STATEMENT OF OPERATIONS
For the year ended December 31, 1996

Investment Income
Interest                                                                                 $ 5,865,100
                                                                                         ------------
 Total investment income                                                                   5,865,100
                                                                                         ------------
Expenses
Investment advisory fee                                                                      431,032
Financial agent fee                                                                           64,655
Printing                                                                                      33,528
Professional                                                                                  24,087
Trustees                                                                                      18,073
Custodian                                                                                     16,377
Miscellaneous                                                                                  2,783
                                                                                         ------------
 Total expenses                                                                              590,535
                                                                                         ------------
Net investment income                                                                       5,274,565
                                                                                         ------------
Net increase in net assets resulting from operations                                      $ 5,274,565
                                                                                         ============

                      See Notes to Financial Statements

                                     2-4

                             MONEY MARKET SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                 Year             Year
                                                                                Ended             Ended
                                                                               12/31/96         12/31/95
                                                                          ----------------   ----------------
From Operations
 Net investment income                                                      $   5,274,565     $   5,070,409
                                                                            --------------  ---------------
 Net increase in net assets resulting from operations                           5,274,565         5,070,409
                                                                            --------------  ---------------
From Distributions to Shareholders
 Net investment income                                                         (5,303,654)       (5,055,199)
                                                                            --------------  ---------------
 Decrease in net assets from distributions to shareholders                     (5,303,654)       (5,055,199)
                                                                            --------------  ---------------
From Share Transactions
 Proceeds from sales of shares (31,500,976 and 19,415,954 shares,
  respectively)                                                               315,009,761       194,159,531
 Net asset value of shares issued from reinvestment of distributions
   (530,365 and 505,520 shares, respectively)                                   5,303,654         5,055,199
 Cost of shares repurchased (29,186,637 and 19,087,235 shares,
  respectively)                                                              (291,866,357)     (190,872,354)
                                                                            --------------  ---------------
 Increase in net assets from share transactions                                28,447,058         8,342,376
                                                                            --------------  ---------------
 Net increase in net assets                                                    28,417,969         8,357,586
Net Assets
 Beginning of period                                                          102,943,437        94,585,851
                                                                            --------------  ---------------
 End of period (including undistributed net investment income of $3 and
   $29,092, respectively)                                                   $ 131,361,406     $ 102,943,437
                                                                            ==============  ===============

FINANCIAL HIGHLIGHTS
(Selected data for a share outstanding throughout the indicated period)

                                                                 Year ended December 31,
                                               1996          1995          1994          1993          1992
                                               ----          ----          ----          ----          ----
Net asset value, beginning of period           $10.00        $10.00       $10.00        $10.00        $10.00
Income from investment operations
 Net investment income                           0.50          0.56         0.38(1)       0.28(1)       0.35
                                             --------      --------      -------       -------       -------
  Total from investment operations               0.50          0.56         0.38          0.28          0.35
                                             --------      --------      -------       -------       -------
Less distributions
 Dividends from net investment income           (0.50)        (0.56)       (0.38)        (0.28)        (0.35)
                                             --------      --------      -------       -------       -------
  Total distributions                           (0.50)        (0.56)       (0.38)        (0.28)        (0.35)
                                             --------      --------      -------       -------       -------
Net asset value, end of period                 $10.00        $10.00       $10.00        $10.00        $10.00
                                             ========      ========      =======       =======       =======
Total return                                     4.98%         5.55%        3.77%         2.80%         3.50%
Ratios/supplemental data:
Net assets, end of period (thousands)        $131,361      $102,943      $94,586       $72,946       $69,962
Ratio to average net assets of:
 Operating expenses                              0.55%         0.53%(2)     0.55%         0.55%         0.50%
 Net investment income                           4.89%         5.57%        3.85%         2.84%         3.49%

(1) Includes reimbursement of operating expenses by investment adviser of $0.003 and $0.01 per share, respectively.
(2) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

                      See Notes to Financial Statements

                                     2-5

                                 GROWTH SERIES

  With the stock market continuing its remarkable rally dating back to December 1994, Phoenix Edge Growth Series posted double-digit gains during this reporting cycle. For the twelve-month period ended December 31, 1996, the Fund posted a total return of 12.58%, while the Standard & Poor's 500 Stock Index, a commonly used measure of U.S. stock market performance, returned 23.25%. All of these figures assume reinvestment of any distributions, but exclude the effect of sales charges.

  We have viewed the stock market as in the late stages of a cyclical upswing. Since October 1990, stocks have moved higher virtually without major interruption. The excellent returns have bred an environment of complacency and high expectations that have pushed investors further out on the risk spectrum. During the second quarter of 1996, we witnessed a tremendous influx of money into aggressive growth and smaller company funds that showcased this speculative impulse. The correction of July 1996 cleansed the excesses in this area of the market. Since July, the focus has shifted to larger company outperformance. Investors have poured money into very large companies believed to provide steady growth characteristics and ample liquidity. This more recent tactic has pushed market indices (such as S&P 500 and the Dow Jones Industrials) higher, while broader measures of stock performance have lagged.

  In retrospect, the Fund's performance was held back by a more guarded stance toward the stock market. Our approach of lowering the portfolio's risk profile by holding cash reserves met with good results through August 1996, and especially in the difficult market environment during July. But the dramatic rebound in equity prices during the remainder of the year served as the primary reason for lagging the S&P 500 Stock Index. Positive contributors to performance during the reporting period included our excellent stock selection in both the energy and financial sectors as well as our decision to avoid the poorly performing utility group. Specific areas which hindered our relative equity performance included weakness in some of our technology and capital goods holdings.

  While valuation levels have clearly risen over the last two years, we do not believe that the stock market is presently overvalued. As we move into 1997, the Fund is currently focusing on stable growth stocks as well as companies with improving earnings prospects. In terms of sector allocation, the portfolio is currently overweighted in the health care and financial sectors, and underweighted in basic materials and consumer cyclical stocks. Although we believe the technology group still offers excellent long-term growth opportunities, we are maintaining a market weighting in this volatile sector, while waiting for a more favorable time to selectively increase our exposure in this area.

  In conclusion, after back-to-back years of powerful performance, the equity risk is rising. We believe that the key to 1997 outperformance lies in taking advantage of market inefficiencies within a volatile trading range combined with individual stock selection.

--------------------------------------------------------------------------------
[DESCRIPTION OF LINE CHART

             Growth Series      S&P 500 Stock Index
12/31/86        $10,000            $10,000
12/31/87         10,705             10,517
12/31/88         11,115             12,253
12/31/89         15,123             16,104
12/31/90         15,725             15,590
12/31/91         22,617             20,352
12/31/92         24,945             21,917
12/31/93         29,856             24,109
12/31/94         30,298             24,427
12/31/95         39,645             33,590
12/31/96         44,632             41,398
--------------------------------------------------------------------------------

Average Annual Total Returns for Periods Ending 12/31/96

                                       1 Year    5 Years    10 Years
---------------------------------------------------------------------
Growth Series                          12.58%    14.56%      16.13%
---------------------------------------------------------------------
S&P 500 Stock Index*                   23.25%    15.26%      15.27%
---------------------------------------------------------------------

This chart assumes an initial gross investment of $10,000 made on 12/31/86. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.

*The S&P 500 Stock Index is an unmanaged but commonly used measure of stock total return performance.

                                     2-6

                                GROWTH SERIES
                           SCHEDULE OF INVESTMENTS
                              December 31, 1996

                                                   SHARES        VALUE
                                                  --------- ----------------
COMMON STOCKS--96.5%
Aerospace & Defense--2.0%
 Boeing Co.                                       121,200     $ 12,892,650
 United Technologies Corp.                        174,400       11,510,400
                                                             -------------
                                                                24,403,050
                                                             -------------
Banks--7.5%
 Ahmanson (H.F.) & Co.                            388,500       12,626,250
 BankAmerica Corp.                                124,500       12,418,875
 Chase Manhattan Corp.                            207,100       18,483,675
 Citicorp                                         180,500       18,591,500
 Nationsbank Corp.                                 63,800        6,236,450
 Republic New York Corp.                          149,800       12,227,425
 Wells Fargo & Co.                                 45,300       12,219,675
                                                             -------------
                                                                92,803,850
                                                             -------------
Beverages--3.8%
 Coca-Cola Co.                                    488,900       25,728,363
 PepsiCo, Inc.                                    292,900        8,567,325
 Seagram Ltd.                                     317,200       12,291,500
                                                             -------------
                                                                46,587,188
                                                             -------------
Chemical--2.0%
 Du Pont (E.I.) de Nemours & Co.                  130,300       12,297,063
 IMC Global, Inc.                                 328,600       12,856,475
                                                             -------------
                                                                25,153,538
                                                             -------------
Computer Software & Services--5.1%
 Adaptec, Inc. (b)                                281,600       11,264,000
 Computer Associates International, Inc.          300,100       14,929,975
 First Data Corp.                                 320,200       11,687,300
 Microsoft Corp. (b)                              295,200       24,390,900
 Sterling Commerce, Inc. (b)                            1               35
                                                             -------------
                                                                62,272,210
                                                             -------------
Conglomerates--2.0%
 AlliedSignal, Inc.                               184,600       12,368,200
 Tyco International Ltd.                          236,400       12,499,650
                                                             -------------
                                                                24,867,850
                                                             -------------
Containers--1.1%
 Crown Cork & Seal, Inc.                          238,600       12,973,875
                                                             -------------
Cosmetics & Soaps--3.2%
 Colgate Palmolive Co.                            136,700       12,610,575
 Gillette Co.                                     179,300       13,940,575
 Procter & Gamble Co.                             115,500       12,416,250
                                                             -------------
                                                                38,967,400
                                                             -------------
Diversified Financial Services--6.2%
 American Express Co.                             229,400       12,961,100
 Conseco, Inc.                                    197,700       12,603,375
 Federal National Mortgage Assoc.                 305,900       11,394,775
 First USA, Inc.                                  379,700       13,147,113
 MBNA Corp.                                       322,300       13,375,450
 Travelers Group, Inc.                            282,300       12,809,362
                                                             -------------
                                                                76,291,175
                                                             -------------
Diversified Miscellaneous--1.2%
 Eastman Kodak Co.                                 77,800        6,243,450
 Equifax, Inc.                                    294,700        9,025,188
                                                             -------------
                                                                15,268,638
                                                             -------------
Electrical Equipment--3.8%
 Checkpoint Systems, Inc. (b)                     176,800        4,375,800
 General Electric Co.                             243,900       24,115,612
 Raychem Corp.                                    232,700       18,645,087
                                                             -------------
                                                                47,136,499
                                                             -------------
Electronics--6.8%
 Atmel Corp. (b)                                  181,600     $  6,015,500
 Intel Corp.                                      290,200       37,998,062
 Perkin Elmer Corp.                               215,100       12,664,012
 S3, Inc. (b)                                     342,100        5,559,125
 3Com Corp. (b)                                   295,800       21,704,325
                                                             -------------
                                                                83,941,024
                                                             -------------
Healthcare--Diversified--2.5%
 American Home Products Corp.                     210,600       12,346,425
 Mallinckrodt, Inc.                               280,800       12,390,300
 Warner-Lambert Co.                                80,400        6,030,000
                                                             -------------
                                                                30,766,725
                                                             -------------
Healthcare--Drugs--7.5%
 Amgen, Inc. (b)                                  217,000       11,799,375
 Centocor, Inc. (b)                               176,500        6,309,875
 Merck & Co., Inc.                                462,600       36,661,050
 Pfizer, Inc.                                     297,000       24,613,875
 Pharmacia & Upjohn, Inc.                         325,400       12,893,975
                                                             -------------
                                                                92,278,150
                                                             -------------
Hospital Management & Services--1.0%
 Columbia/HCA Healthcare Corp.                    307,500       12,530,625
                                                             -------------
Insurance--1.5%
 Allstate Corp.                                   212,400       12,292,650
 SunAmerica, Inc.                                 150,100        6,660,688
                                                             -------------
                                                                18,953,338
                                                             -------------
Medical Products & Supplies--3.0%
 Boston Scientific Corp. (b)                      210,100       12,606,000
 Johnson & Johnson                                248,100       12,342,975
 Medtronic, Inc.                                  187,000       12,716,000
                                                             -------------
                                                                37,664,975
                                                             -------------
Natural Gas--1.5%
 Anadarko Petroleum Corp.                         185,600       12,017,600
 Burlington Resources, Inc.                       118,500        5,969,437
                                                             -------------
                                                                17,987,037
                                                             -------------
Office & Business Equipment--3.9%
 Compaq Computer Corp. (b)                        244,200       18,131,850
 Hewlett Packard Co.                              120,500        6,055,125
 International Business Machines Corp.            158,500       23,933,500
                                                             -------------
                                                                48,120,475
                                                             -------------
Oil--1.0%
 Louisiana Land & Exploration Co.                 225,800       12,108,525
                                                             -------------
Oil Service & Equipment--8.9%
 BJ Services Co. (b)                              376,800       19,216,800
 Diamond Offshore Drilling (b)                    322,700       18,393,900
 Dresser Industries, Inc.                         229,100        7,102,100
 ENSCO International, Inc. (b)                    297,000       14,404,500
 Halliburton Co.                                  307,500       18,526,875
 Rowan Companies, Inc. (b)                        262,400        5,936,800
 Schlumberger Ltd.                                119,800       11,965,025
 Tidewater, Inc.                                  323,800       14,651,950
                                                             -------------
                                                               110,197,950
                                                             -------------
Professional Services--2.1%
 ADT Ltd. (b)                                     547,700       12,528,637
 Cognizant Corp.                                  387,000       12,771,000
                                                             -------------
                                                                25,299,637
                                                             -------------
Rails--1.5%
 Burlington Northern, Inc.                        219,500       18,959,313
                                                             -------------

                      See Notes to Financial Statements

                                     2-7

                                GROWTH SERIES

                                                   SHARES        VALUE
                                                  --------- ----------------

Retail--7.2%
 CVS Corp.                                        312,300    $   12,921,412
 Federated Department Stores, Inc. (b)            374,000        12,762,750
 Footstar, Inc. (b)                                     1                12
 Home Depot, Inc.                                 495,000        24,811,875
 Price/Costco, Inc. (b)                           755,500        18,981,938
 TJX Companies, Inc.                              417,600        19,783,800
                                                             --------------
                                                                 89,261,787
                                                             --------------
Retail--Food--1.0%
 American Stores Co.                              307,500        12,569,062
                                                             --------------
Telecommunications Equipment--3.0%
 Cisco Systems, Inc. (b)                          583,900        37,150,638
                                                             --------------
Tobacco--3.0%
 Philip Morris Companies, Inc.                    330,400        37,211,300
                                                             --------------
Utility--Telephone--3.2%
 Ameritech Corp.                                  221,300        13,416,313
 GTE Corp.                                        293,900        13,372,450
 SBC Communications, Inc.                         251,800        13,030,650
                                                             --------------
                                                                 39,819,413
                                                             --------------
TOTAL COMMON STOCKS
 (Identified cost $1,117,867,582)                             1,191,545,247
                                                             --------------
FOREIGN COMMON STOCKS--3.2%
Chemical--1.0%
 Potash Corp. of Saskatchewan, Inc. (Canada)      152,600        12,971,000
                                                             --------------
Cosmetics & Soaps--1.1%
 Unilever NV (Netherlands)                         74,200        13,003,550
                                                             --------------
Oil Service & Equipment--1.1%
 Elf Aquitane Sponsored ADR (France)              307,600        13,918,900
                                                             --------------
TOTAL FOREIGN COMMON STOCKS
 (Identified cost $32,799,274)                                   39,893,450
                                                             --------------
TOTAL LONG-TERM INVESTMENTS--99.7%
 (Identified cost $1,150,666,856)                             1,231,438,697
                                                             --------------


                                       STANDARD
                                       & POOR'S      PAR
                                        RATING      VALUE
                                      (Unaudited)   (000)         VALUE
                                     ------------  --------  -----------------
SHORT-TERM OBLIGATIONS--5.4%
Commercial Paper--3.5%
 Private Export Funding Corp. 5.30%,
  1-28-97                               A-1+        $ 2,145    $    2,135,863
 Albertson's, Inc. 5.48%, 1-29-97       A-1           4,675         4,655,074
 Cargill, Inc. 5.33%, 1-31-97           A-1+          3,000         2,986,675
 Southwestern Bell Telephone Co.
  5.30%, 1-31-97                        A-1+          3,300         3,283,917
 Corporate Receivables Corp. 5.37%,
  2-12-97                               A-1           3,410         3,387,885
 General Re Corp. 5.30%, 2-14-97        A-1+          5,000         4,964,959
 Goldman Sachs & Co. 5.35%, 2-14-97     A-1+          6,380         6,335,287
 Receivables Capital Corp. 5.40%,
  2-14-97                               A-1           3,565         3,539,989
 Beta Finance, Inc. 5.38%, 2-25-97      A-1+          3,000         2,973,864
 Southwestern Bell Telephone Co.
  5.43%, 2-25-97                        A-1+          5,000         4,956,210
 Cargill, Inc., 5.30%, 3-6-97           A-1+          4,000         3,958,680
                                                               --------------
                                                                   43,178,403
                                                               --------------
Federal Agency Securities--1.9%
 Federal Home Loan Mortgage Corp. 5.31%, 2-21-97      2,065         2,048,541
 Federal National Mortgage Assoc. 5.24%, 2-27-97      5,000         4,955,787
 Federal Farm Credit Banks 5.20%, 5-6-97              2,000         1,963,240
 Federal Home Loan Banks 5.29%,
  8-8-97 (c)                                          5,000         5,000,000
 Federal National Mortgage Assoc. 5.37%,
  12-9-97 (c)                                        10,000         9,995,500
                                                               --------------
                                                                   23,963,068
                                                               --------------
TOTAL SHORT-TERM OBLIGATIONS
 (Identified cost $67,163,196)                                     67,141,471
                                                               --------------
TOTAL INVESTMENTS--105.1%
 (Identified cost $1,217,830,052)                               1,298,580,168(a)
 Cash and receivables, less liabilities---(5.1%)                  (63,185,635)
                                                               --------------
NET ASSETS--100.0%                                             $1,235,394,533
                                                               ==============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $102,899,035 and gross depreciation of $22,857,753 for income tax purposes. At December 31, 1996, the aggregate cost of securities for federal income tax purposes was $1,218,538,886.
(b) Non-income producing.
(c) Variable rate security. The interest rates shown reflect the rate currently in effect.


                      See Notes to Financial Statements

                                     2-8

                                GROWTH SERIES

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1996

Assets
 Investment securities at value (Identified cost $1,217,830,052)                        $1,298,580,168
 Receivable for investment securities sold                                                  61,614,267
 Interest and dividends receivable                                                           1,359,744
 Tax reclaim receivable                                                                        150,324
                                                                                         -------------
  Total assets                                                                           1,361,704,503
                                                                                         -------------
Liabilities
 Custodian                                                                                   6,928,727
 Payable for investment securities purchased                                               118,208,858
 Payable for fund shares repurchased                                                           312,495
 Investment advisory fee                                                                       663,971
 Financial agent fee                                                                            63,221
 Trustees' fee                                                                                   8,862
 Accrued expenses                                                                              123,836
                                                                                         -------------
  Total liabilities                                                                        126,309,970
                                                                                         -------------
Net Assets                                                                              $1,235,394,533
                                                                                         =============
Net Assets Consist of:
 Capital paid in on shares of beneficial interest                                       $1,077,175,658
 Undistributed net investment income                                                           739,354
 Accumulated net realized gain                                                              76,729,405
 Net unrealized appreciation                                                                80,750,116
                                                                                         -------------
Net Assets                                                                              $1,235,394,533
                                                                                         =============
Shares of beneficial interest outstanding, $1 par value, unlimited authorization            65,390,920
                                                                                         =============
Net asset value and offering price per share                                                    $18.89
                                                                                                ======

STATEMENT OF OPERATIONS
For the year ended December 31, 1996

Investment Income
 Dividends                                                                               $ 11,473,651
 Interest                                                                                   8,182,579
                                                                                         ------------
  Total investment income                                                                  19,656,230
                                                                                         ------------
Expenses
 Investment advisory fee                                                                    7,114,489
 Financial agent fee                                                                          673,949
 Printing                                                                                     139,045
 Custodian                                                                                    107,732
 Professional                                                                                  35,542
 Trustees                                                                                      18,816
 Miscellaneous                                                                                 23,040
                                                                                         ------------
  Total expenses                                                                            8,112,613
                                                                                         ------------
Net investment income                                                                      11,543,617
                                                                                         ------------
Net Realized and Unrealized Gain (Loss) on Investments
 Net realized gain on securities                                                          151,656,728
 Net realized loss on foreign currency transactions                                           (25,548)
 Net change in unrealized appreciation (depreciation) on investments                      (28,811,458)
                                                                                         ------------
Net gain on investments                                                                   122,819,722
                                                                                         ------------
Net increase in net assets resulting from operations                                     $134,363,339
                                                                                         ============

                      See Notes to Financial Statements

                                     2-9

                                GROWTH SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                    Year             Year
                                                                                   Ended            Ended
                                                                                  12/31/96         12/31/95
                                                                              ---------------  ----------------
From Operations
 Net investment income                                                         $   11,543,617   $   8,919,570
 Net realized gain                                                                151,631,180     111,984,233
 Net change in unrealized appreciation (depreciation)                             (28,811,458)     89,700,570
                                                                                -------------  --------------
 Net increase in net assets resulting from operations                             134,363,339     210,604,373
                                                                                -------------  --------------
From Distributions to Shareholders
 Net investment income                                                            (10,973,300)     (7,451,972)
 Net realized gains                                                               (82,322,855)   (105,927,796)
                                                                                -------------  --------------
 Decrease in net assets from distributions to shareholders                        (93,296,155)   (113,379,768)
                                                                                -------------  --------------
From Share Transactions
 Proceeds from sales of shares (16,369,935 and 16,787,870 shares,
  respectively)                                                                   309,035,692     302,038,455
 Net asset value of shares issued from reinvestment of distributions
   (4,853,881 and 6,290,645 shares, respectively)                                  93,296,155     113,379,768
 Cost of shares repurchased (10,173,971 and 8,019,458 shares, respectively)      (193,393,445)   (143,474,953)
                                                                                -------------  --------------
 Increase in net assets from share transactions                                   208,938,402     271,943,270
                                                                                -------------  --------------
 Net increase in net assets                                                       250,005,586     369,167,875
Net Assets
 Beginning of period                                                              985,388,947     616,221,072
                                                                                -------------  --------------
 End of period (including undistributed net investment income of $739,354 and
   $194,585, respectively)                                                     $1,235,394,533   $ 985,388,947
                                                                                =============  ==============

FINANCIAL HIGHLIGHTS
(Selected data for a share outstanding throughout the indicated period)

                                                             Year Ended December 31,
                                       1996            1995            1994           1993            1992
                                   -------------- --------------  --------------  -------------- ---------------
Net asset value, beginning of
  period                                $18.13         $15.69          $16.59         $15.01          $14.43
Income from investment
  operations
 Net investment income                    0.19           0.20            0.23(1)(3)     0.16(3)         0.22(3)
 Net realized and unrealized
  gain                                    2.10           4.60            0.02           2.77            1.25
                                    ----------       --------        --------       --------        --------
  Total from investment
   operations                             2.29           4.80            0.25           2.93            1.47
                                    ----------       --------        --------       --------        --------
Less distributions
 Dividends from net investment
  income                                 (0.18)         (0.17)          (0.23)         (0.15)          (0.23)
 Dividends from net realized
  gains                                  (1.35)         (2.19)          (0.92)         (1.20)          (0.66)
                                    ----------       --------        --------       --------        --------
  Total distributions                    (1.53)         (2.36)          (1.15)         (1.35)          (0.89)
                                    ----------       --------        --------       --------        --------
Change in net asset value                 0.76           2.44           (0.90)          1.58            0.58
                                    ----------       --------        --------       --------        --------
Net asset value, end of period          $18.89         $18.13          $15.69         $16.59          $15.01
                                    ==========       ========        ========       ========        ========
Total return                             12.58%         30.85%           1.48%         19.69%          10.29%
Ratios/supplemental data:
Net assets, end of period
  (thousands)                       $1,235,395       $985,389        $616,221       $446,368        $245,565
Ratio to average net assets of:
 Operating expenses                       0.72%          0.75%(2)        0.80%          0.79%           0.50%
 Net investment income                    1.03%          1.12%           1.38%          0.97%           1.66%
Portfolio turnover rate                    167%           173%            185%           185%            214%
Average commission rate paid(4)        $0.0455            N/A             N/A            N/A             N/A

(1) Includes reimbursement of operating expenses by investment adviser of $0.003 per share.
(2) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(3) Computed using average shares outstanding.
(4) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for securities trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.

                      See Notes to Financial Statements

                                     2-10

                       MULTI-SECTOR FIXED INCOME SERIES

  After posting stellar gains in 1995, last year's bond market results were clearly less than impressive. Most of the disappointing performance occurred in the first half of 1996, when nervous investors pushed interest rates higher (and bond prices lower) in response to the unexpectedly strong U.S. economy. The consensus opinion on Wall Street was that too much economic growth could lead to higher inflation. For the first six months of the year, the fixed-income market, as measured by the Lehman Brothers Aggregate Bond Index, returned a discouraging -1.22%.

  By late summer, market sentiment had turned positive again and interest rates finally broke out of their trading range and headed downward. This more optimistic mood among fixed-income investors was based on numerous reports suggesting that the U.S. economy was now growing at a more moderate pace and that core inflation was still in check. In this declining interest rate environment, the bond market recouped all of its losses from the first half of the year and moved into positive territory. Based on the Lehman Brothers Aggregate Bond Index, bond market performance improved considerably during the second-half of 1996, returning a respectable 4.90% over this latest six-month period.

  Generally speaking, bond investors were well rewarded for moving down the credit-risk spectrum in 1996. The emerging markets sector finally received front-page recognition as this group significantly outperformed all other bond categories as well as most of the world's equity markets. Domestic high-yield bonds also posted double-digit returns last year, aided by a favorable economic climate and strong demand from mutual fund investors. Conversely, the more conservative fixed-income sectors (treasuries, agencies and top-tier investment-grade corporates) generally lagged the overall market in 1996, as the bond market clearly favored higher yield over higher credit quality.

  Phoenix Edge Multi-Sector Fixed Income Series posted very strong results in 1996. For the twelve-month period ended December 31, 1996, the Fund provided a total return of 12.42%. These results significantly outpaced its benchmark, the Lehman Brothers Aggregate Bond Index, which returned 3.63% over the same period. All of these figures assume reinvestment of any distributions, but exclude the effect of sales charges.

  Our emphasis on the less traditional sectors of the fixed-income market paid off handsomely and contributed to much of the Fund's outperformance during the year. Over the last twelve months, performance in the emerging markets and domestic high-yield sectors continued to surpass all other fixed-income categories and the portfolio benefited from its exposure in these areas. Additionally, our decision to focus on commercial and non-agency residential mortgage-backed securities, rather than more conventional agency mortgage-backed securities, proved to be rewarding as these less efficient sectors continued to produce strong results.

  As we head into the new year, the U.S. economy currently appears to be in good shape. The core inflation rate (CPI excluding food and energy costs) rose just 2.6% in 1996 and the economy now appears to be growing at a more moderate and sustainable pace. While news of this nature can go a long way in restoring confidence in a shaky bond market, we are not convinced that the threat of inflation is completely behind us. Although it may currently be well contained, it is always a risk to the bond market.

  With a few minor adjustments, we believe that the investment strategy we successfully implemented last year can also perform well in 1997. In the mortgage-backed arena, we are of the opinion that commercial and non-agency residential securities continue to offer better relative value than their agency counterparts. We also like the underfollowed taxable municipal sector, which currently provides a significant yield advantage over comparably rated corporate bonds. Lastly, despite its extended rally, we remain bullish on emerging markets debt. While last year's gains were exceptionally strong relative to other fixed-income groups, returns of this nature are not unprecedented for this sector.

  Overall, we are pleased with the Fund's performance during 1996 and believe that the portfolio is well positioned for the new year. As always, we will continue to overweight undervalued sectors of the bond market as our primary means of adding value relative to our benchmark, the Lehman Brothers Aggregate Bond Index.


                                     2-11

                       MULTI-SECTOR FIXED INCOME SERIES


--------------------------------------------------------------------------------
[DESCRIPTION OF LINE CHART

           Multi-Sector      Lehman Brothers
           Fixed Income      Aggregate
           Series            Bond Index*
12/31/86   $10,000           $10,000
12/31/87    10,112            10,276
12/31/88    11,160            11,087
12/31/89    12,086            12,698
12/31/90    12,707            13,836
12/31/91    15,174            16,050
12/31/92    16,695            17,238
12/31/93    19,350            18,919
12/31/94    18,292            18,367
12/31/95    22,597            21,761
12/31/96    25,404            22,551
--------------------------------------------------------------------------------


Average Annual Total Returns for Periods Ending 12/31/96

                                           1 Year   5 Years    10 Years
------------------------------------------------------------------------
Multi-Sector Fixed Income Series           12.42%    10.86%      9.77%
------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index*       3.63%     7.04%      8.47%
------------------------------------------------------------------------

This chart assumes an initial gross investment of $10,000 made on 12/31/86. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. High yield fixed income securities generally are subject to greater market fluctuations and risk of loss of income and principal than are investments in lower-yielding fixed income securities. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.

*The Lehman Brothers Aggregate Bond Index is an unmanaged but commonly used measure of bond performance. It is a combination of several Lehman Brothers Fixed Income Indexes.

                           SCHEDULE OF INVESTMENTS
                              December 31, 1996

                                        MOODY'S
                                         BOND         PAR
                                        RATING       VALUE
                                      (Unaudited)    (000)        VALUE
                                     ------------  ---------  ---------------
U.S. GOVERNMENT AND AGENCY SECURITIES--22.1%
U.S. Treasury Bonds--7.1%
 U.S. Treasury Bonds 6%, '26 (h)       Aaa          $11,300    $ 10,279,462
                                                               ------------
U.S. Treasury Notes--12.2%
 U.S. Treasury Notes 5.75%, '98        Aaa              750         748,043
 U.S. Treasury Notes 5.875%, '99       Aaa            3,150       3,137,202
 U.S. Treasury Notes 6.125%, '01       Aaa            1,500       1,493,640
 U.S. Treasury Notes 6.50%, '06        Aaa           12,250      12,318,906
                                                               ------------
                                                                 17,697,791
                                                               ------------
Agency Mortgage-Backed Securities--2.8%
 FHLMC 7.50%, '18                      Aaa              296         296,861
 GNMA 8%, '06                          Aaa              189         195,128
 GNMA 6.50%, '23                       Aaa            2,221       2,131,617
 GNMA 6.50%, '25                       Aaa              942         898,296
 GNMA 6.50%, '26                       Aaa              584         557,261
                                                               ------------
                                                                  4,079,163
                                                               ------------
TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES
 (Identified cost $32,090,576)                                   32,056,416
                                                               ------------
NON-CONVERTIBLE BONDS--40.6%
Asset-Backed Securities--4.2%
 Airplanes Pass Through Trust 1D
  10.875%, '19                         Ba           $ 1,500    $  1,654,605
 Green Tree Financial Corp. 94-1, B2
  7.85%, '19                           Baa            3,000       3,032,344
 Team Fleet Financing Corp., 96-1, B
  144A 7.10%, '02 (b)                  BBB(c)         1,425       1,414,313
                                                               ------------
                                                                  6,101,262
                                                               ------------
Chemical--1.1%
 General Chemical, Inc., 9.25%, '03    B              1,500       1,541,250
                                                               ------------
Conglomerates--0.7%
 Allied Waste North America 144A
  10.25%, '06 (b)                      B              1,000       1,055,000
                                                               ------------
Containers--1.5%
 Owens-Illinois, Inc. 11%, '03         Ba             2,000       2,235,000
                                                               ------------
Entertainment, Leisure & Gaming--0.7%
 Comcast Corp. 9.375%, '05             B              1,000       1,040,000
                                                               ------------

                      See Notes to Financial Statements

                                     2-12

                       MULTI-SECTOR FIXED INCOME SERIES

                                        MOODY'S
                                         BOND         PAR
                                        RATING       VALUE
                                      (Unaudited)    (000)        VALUE
                                     ------------  ---------  ---------------
Hospital Management & Services--1.7%
 Tenet Healthcare Corp. Sr. Note
  9.625%, '02                          Ba           $   500    $    548,750
 Tenet Healthcare Corp. Sr. Sub. Note
  10.125%, '05                         Ba             1,750       1,935,938
                                                               ------------
                                                                  2,484,688
                                                               ------------
Non-Agency Mortgage-Backed Securities--27.1%
 Equitable Life 174, D1 144A 7.77%,
  '06 (b)                              Baa            2,000       2,045,000
 FDIC Remic Trust 96-C1, 1D 7.25%,
  '26                                  Baa            1,500       1,464,609
 General Electric Co. 96-8, 2A5
  7.50%, '26                           AAA(c)           995       1,002,399
 Kidder Peabody Acceptance Corp.
  94-C2, D 7.18%, '05                  BBB(c)           500         501,875
 Lehman Structured Securities Corp.
  96-1, E1 7.955%, '26                 BBB(c)         2,457       2,497,318
 Morgan Stanley Capital Corp. 144A I
  96-WFI, C 6.59%, '06 (b)             A              1,250       1,200,781
 Mortgage Capital Funding, Inc. 96-M
  C2, D 7.257%, '06                    Baa(c)         2,000       1,976,563
 Oakwood Mortgage Investors 96-C, A2
  6.45%, '27                           AAA(c)         1,750       1,747,813
 Residential Asset Securitization
  Trust 96-A4, A13 7.50%, '26          AAA(c)         1,000         991,250
 Residential Asset Securitization
  Trust 96-A8, A1 8%, '26              AAA(c)         1,916       1,944,258
 Resolution Trust Corp. 92-C8, D
  8.835%, '23                          Baa            1,927       1,987,008
 Resolution Trust Corp. 93-C3, A4
  6.55%, '24                           Aaa              351         349,793
 Resolution Trust Corp. 94-C2, D 8%,
  '25                                  BBB(c)         1,705       1,738,268
 Resolution Trust Corp. 95-C1, B
  6.90%, '27                           Aa             2,250       2,229,609
 Resolution Trust Corp. 95-C2, C 7%,
  '27                                  A              1,880       1,860,825
 Resolution Trust Corp. 95-C2, E 7%,
  '27                                  Ba             1,482       1,351,569
 Resolution Trust Corp. 95-1, M2
  7.50%, '28                           Aa             2,131       2,153,922
 Resolution Trust Corp. 95-2, C1
  7.45%, '29                           Baa            1,630       1,626,983
 Resolution Trust Corp. 95-2, M1
  7.15%, '29                           Aa             1,663       1,665,962
 Ryland Mortgage Securities Corp. III
  92-A, 1A 8.33%, '30                  A-(c)            923         926,346
 Securitized Asset Sales, Inc. 95-6,
  B3 144A 7%, '10 (b)                  NR             1,397       1,210,167
 Securitized Asset Sales, Inc. 95-A,
  M 7.53%, '24                         Aa             1,818       1,800,216
 Structured Asset Securities Corp.
  95-C1, D 7.375%, '24                 BBB(c)         2,000       1,984,375
 Structured Asset Securities Corp.
  96-CFL, E 7.75%, '28                 BB(c)          1,975       1,944,141
 Structured Asset Securities Corp.
  96-C3, C 144A 7.375%, '30 (b)        A(c)           1,150       1,147,125
                                                               ------------
                                                                 39,348,175
                                                               ------------
Oil Service & Equipment--0.6%
 Noble Drilling Corp. 9.125%, '06      Ba               750         806,250
                                                               ------------
Paper & Forest Products--0.7%
 Buckeye Cellulose Corp. 8.50%, '05    Ba               950         952,375
                                                               ------------
Publishing, Broadcasting, Printing & Cable--1.1%
 Poland Communications, Inc. 144A
  9.875%, '03 (b)                      B              1,650       1,640,314
                                                               ------------
Retail--Food Service--0.0%
 ARA Services, Inc. 10.625%, '00       Ba                54          60,008
                                                               ------------
Telecommunications--1.2%
 Call-Net Enterprises 0%, '04 (d)      B            $ 2,000    $  1,652,500
                                                               ------------
TOTAL NON-CONVERTIBLE BONDS
 (Identified cost $57,918,684)                                   58,916,822
                                                               ------------
FOREIGN NON-CONVERTIBLE BONDS--9.4%
Argentina--1.2%
 Bridas Corp. Sr. Note 12.50%, '99     B              1,600       1,712,000
                                                               ------------
Brazil--2.1%
 Globo Comunicacoes 144A 10.50%,
  '06 (b)                              B(c)           2,000       2,010,000
 Tevecap SA 144A 12.625%, '04 (b)      B              1,000       1,026,250
                                                               ------------
                                                                  3,036,250
                                                               ------------
Canada--1.0%
 Videotron Ltd. Sr. Sub. Note 10.25%,
  '02                                  Ba             1,400       1,498,000
                                                               ------------
Chile--1.4%
 CSAV 144A 7.375%, '03 (b)             BBB(c)         2,000       1,970,000
                                                               ------------
Mexico--1.9%
 Coca-Cola Femsa 8.95%, '06            Ba             2,000       2,002,500
 Grupo Televisa SA 0%, '08 (d)         Ba             1,200         792,000
                                                               ------------
                                                                  2,794,500
                                                               ------------
Philippines--0.9%
 Subic Power Corp. 144A 9.50%,
  '08 (b)                              NR             1,245       1,311,883
                                                               ------------
Qatar--0.9%
 Ras Laffan Gas 144A 7.628%, '06 (b)   A              1,300       1,304,875
                                                               ------------
TOTAL FOREIGN NON-CONVERTIBLE BONDS
 (Identified cost $12,890,485)                                   13,627,508
                                                               ------------
FOREIGN GOVERNMENT SECURITIES--12.1%
Colombia--0.3%
 Republic of Colombia Euro 9%, '97     Baa              500         503,960
                                                               ------------
Croatia--2.6%
 Croatia Series A 6.688%, '10 (d)      NR             2,238       2,166,663
 Croatia Series A 144A 6.688%, '10
  (b)(d)                               NR             1,500       1,452,188
 Croatia Series B 6.688%, '06 (d)      NR               146         142,259
                                                               ------------
                                                                  3,761,110
                                                               ------------
Dominican Republic--0.3%
 Dominican Republic BR-PDI 6.563%,
  '09 (d)                              NR               500         396,250
                                                               ------------
Mexico--0.9%
 United Mexican States Discount A
  6.453%, '19 (d)(e)                   Ba             1,525       1,315,313
                                                               ------------
Morocco--1.1%
 Morocco R&C Agreement Series A
  6.375%, '09 (d)                      NR             2,000       1,650,000
                                                               ------------
Panama--1.9%
 Panama PDI 144A, PIK interest
  capitalization, 6.75%, '16 (b)(d)    NR             3,500       2,773,688
                                                               ------------
Philippines--0.9%
 Republic of Philippines 144A 8.75%,
  '16 (b)                              B              1,301       1,353,853
                                                               ------------
Russia--1.3%
 Russian Interest Notes 6.41% WI
  (d)(g)                               NR             1,000         695,000
 Russian Principal Loans 6.41% WI
  (d)(g)                               NR             2,000       1,176,250
                                                               ------------
                                                                  1,871,250
                                                               ------------

                      See Notes to Financial Statements

                                     2-13

                       MULTI-SECTOR FIXED INCOME SERIES

                                        MOODY'S
                                         BOND         PAR
                                        RATING       VALUE
                                      (Unaudited)    (000)        VALUE
                                     ------------  ---------  -------------
Slovenia--0.2%
 Republic of Slovenia Series 1 144A
  6.375%, '06 (b)(d)                   A(c)         $   145    $    145,181
 Republic of Slovenia Series 2 144A
  6%, '06 (b)(d)                       A(c)              76          74,789
                                                               ------------
                                                                    219,970
                                                               ------------
Venezuela--2.6%
 Republic of Venezuela DCB Euro
  6.50%, '07 (d)                       Ba             2,000       1,765,000
 Republic of Venezuela FLIRB A Euro
  6.625%, '07 (d)                      Ba             1,000         892,500
 Republic of Venezuela Series A NMB
  6.625%, '05 (d)                      Ba             1,250       1,106,250
                                                               ------------
                                                                  3,763,750
                                                               ------------
TOTAL FOREIGN GOVERNMENT SECURITIES
 (Identified cost $15,306,745)                                   17,609,144
                                                               ------------
MUNICIPAL BONDS--10.7%
California--1.8%
 Orange County Pension A Taxable
  7.67%, '09                           Aaa            2,500       2,606,825
                                                               ------------
Florida--2.6%
 Dade County Florida Ed. Facs.
  Authority 5.75%, '20                 Aaa              475         480,833
 Palm Beach Waste Revenue Project B
  Taxable 10.50%, '11                  NR             1,500       1,492,935
 University Miami Exchange Revenue A
  Taxable 7.65%, '20                   Aaa            1,795       1,811,747
                                                               ------------
                                                                  3,785,515
                                                               ------------
Michigan--0.8%
 Hartland Consolidated School
  District 5.125%, '22                 Aaa            1,280       1,191,654
                                                               ------------
Pennsylvania--3.0%
 Pennsylvania Economic Development
  9.50%, '12                           NR             2,500       2,348,000
 Pennsylvania Economic Development
  6.75%, '07                           NR             1,950       1,996,332
                                                               ------------
                                                                  4,344,332
                                                               ------------
Texas--0.9%
 Texas State Turnpike Authority
  Dallas 5.25%, '23                    Aaa            1,280       1,222,489
                                                               ------------
Virginia--1.6%
 Newport News Taxable Series B 7.05%,
  '25                                  Aa               750         707,145
 Pittsylvania County Series B
  7.65%, '10                           NR             1,500       1,603,695
                                                               ------------
                                                                  2,310,840
                                                               ------------
TOTAL MUNICIPAL BONDS
 (Identified cost $15,306,344)                                   15,461,655
                                                               ------------
CONVERTIBLE BONDS--0.7%
Entertainment, Leisure & Gaming--0.7%
 Comcast Corp. Cv. 1.125%, '07 (d)     B            $ 2,000    $  1,015,000
                                                               ------------
TOTAL CONVERTIBLE BONDS
 (Identified cost $1,103,735)                                     1,015,000
                                                               ------------
FOREIGN CONVERTIBLE BONDS--0.8%
Mexico--0.8%
 Empresas ICA Sociedad Euro 5%, '04    B(c)           1,700       1,200,625
                                                               ------------
TOTAL FOREIGN CONVERTIBLE BONDS
 (Identified cost $1,107,962)                                     1,200,625
                                                               ------------


                                                SHARES
                                                --------
WARRANTS--0.1%
Paper & Forest Products--0.1%
 SD Warren Warrants 144A (b)(f)                 30,000              150,000
                                                               ------------
TOTAL WARRANTS
 (Identified cost $142,500)                                         150,000
                                                               ------------
PREFERRED STOCKS--1.2%
Paper & Forest Products--0.6%
 SD Warren Co. Pfd. PIK 144A
  Series B (b)                                  30,000              857,393
                                                               ------------
Telecommunications Equipment--0.6%
 Cablevision Systems Pfd. M B3 PIK 11.125%      10,000              880,000
                                                               ------------
TOTAL PREFERRED STOCKS
 (Identified cost $1,492,500)                                     1,737,393
                                                               ------------
TOTAL LONG-TERM INVESTMENTS--97.7%
 (Identified cost $137,359,531)                                 141,774,563
                                                               ------------


                                        STANDARD
                                        & POOR'S      PAR
                                         RATING      VALUE
                                       (Unaudited)   (000)
                                      ------------  ---------
SHORT-TERM OBLIGATIONS--1.2%
Commercial Paper--1.2%
 Abbott Laboratories 5.42%, 1-7-97        A-1+      $ 1,690       1,688,473
                                                               ------------
TOTAL SHORT-TERM OBLIGATIONS
 (Identified cost $1,688,473)                                     1,688,473
                                                               ------------
TOTAL INVESTMENTS--98.9%
 (Identified cost $139,048,004)                                 143,463,036(a)
 Cash and receivables, less liabilities--1.1%                     1,581,374
                                                               ------------
NET ASSETS--100.0%                                             $145,044,410
                                                               ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $5,489,857 and gross depreciation of $1,096,529 for income tax purposes. At December 31, 1996, the aggregate cost of securities for federal income tax purposes was $139,069,708.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers. At December 31, 1996, these securities amounted to a value of $24,142,800 or 16.6% of net assets.
(c) As rated by Standard & Poor's, Fitch or Duff & Phelps.
(d) Variable or step coupon obligation; interest rate shown reflects the rate currently in effect.
(e) Rights incorporated as a unit.
(f) Non-income producing.
(g) When issued.
(h) Segregated as collateral.

                      See Notes to Financial Statements

                                     2-14

                       MULTI-SECTOR FIXED INCOME SERIES

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1996

Assets
 Investment securities at value (Identified cost $139,048,004)                           $143,463,036
 Cash                                                                                          23,003
 Receivable for investment securities sold                                                  4,075,807
 Receivable for fund shares sold                                                               61,173
 Interest receivable                                                                        2,840,294
                                                                                         ------------
  Total assets                                                                            150,463,313
                                                                                         ------------
Liabilities
 Payable for investment securities purchased                                                5,298,125
 Investment advisory fee                                                                       53,876
 Trustees' fee                                                                                  8,255
 Financial agent fee                                                                            7,176
 Accrued expenses                                                                              51,471
                                                                                         ------------
  Total liabilities                                                                         5,418,903
                                                                                         ------------
Net Assets                                                                               $145,044,410
                                                                                         ============
Net Assets Consist of:
 Capital paid in on shares of beneficial interest                                        $138,951,243
 Undistributed net investment income                                                          426,754
 Accumulated net realized gain                                                              1,251,381
 Net unrealized appreciation                                                                4,415,032
                                                                                         ------------
Net Assets                                                                               $145,044,410
                                                                                         ============
Shares of beneficial interest outstanding, $1 par value, unlimited authorization           14,026,293
                                                                                         ============
Net asset value and offering price per share                                                   $10.34
                                                                                               ======


STATEMENT OF OPERATIONS
For the year ended December 31, 1996

Investment Income
 Interest                                                                                 $ 9,625,540
 Dividends                                                                                    623,497
                                                                                         ------------
  Total investment income                                                                  10,249,037
                                                                                         ------------
Expenses
 Investment advisory fee                                                                      606,445
 Financial agent fee                                                                           72,793
 Custodian                                                                                     48,902
 Printing                                                                                      37,165
 Professional                                                                                  20,660
 Trustees                                                                                      18,393
 Miscellaneous                                                                                  5,301
 Expenses borne by investment adviser                                                         (21,281)
                                                                                         ------------
  Total expenses                                                                              788,378
                                                                                         ------------
Net investment income                                                                       9,460,659
                                                                                         ------------
Net Realized and Unrealized Gain (Loss) on Investments
  Net realized gain on securities                                                           7,367,063
  Net change in unrealized appreciation (depreciation) on investments                      (2,309,914)
                                                                                         ------------
Net gain on investments                                                                     5,057,149
                                                                                         ------------
Net increase in net assets resulting from operations                                      $14,517,808
                                                                                         ============

                      See Notes to Financial Statements

                                     2-15

                       MULTI-SECTOR FIXED INCOME SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                Year            Year
                                                                                Ended           Ended
                                                                              12/31/96        12/31/95
                                                                          ---------------   ---------------
From Operations
 Net investment income                                                      $  9,460,659    $  7,829,504
 Net realized gain                                                             7,367,063       1,405,058
 Net change in unrealized appreciation (depreciation)                         (2,309,914)     10,007,140
                                                                            ------------    ------------
 Net increase in net assets resulting from operations                         14,517,808      19,241,702
                                                                            ------------    ------------
From Distributions to Shareholders
 Net investment income                                                        (9,238,947)     (7,763,175)
 Net realized gains                                                           (4,270,844)             --
                                                                            ------------    ------------
 Decrease in net assets from distributions to shareholders                   (13,509,791)     (7,763,175)
                                                                            ------------    ------------
From Share Transactions
 Proceeds from sales of shares (6,711,402 and 4,715,281 shares,
  respectively)                                                               69,891,527      45,595,165
 Net asset value of shares issued from reinvestment of distributions
   (1,316,308 and 796,247 shares, respectively)                               13,509,791       7,763,175
 Cost of shares repurchased (4,670,077 and 3,158,605 shares,
  respectively)                                                              (48,410,465)    (30,477,355)
                                                                            ------------    ------------
 Increase in net assets from share transactions                               34,990,853      22,880,985
                                                                            ------------    ------------
 Net increase in net assets                                                   35,998,870      34,359,512
Net Assets
 Beginning of period                                                         109,045,540      74,686,028
                                                                            ------------    ------------
 End of period (including undistributed net investment income of $426,754
  and $135,344, respectively)                                               $145,044,410    $109,045,540
                                                                            ============    ============

FINANCIAL HIGHLIGHTS
(Selected data for a share outstanding throughout the indicated period)

                                                                  Year Ended December 31,
                                                 1996         1995          1994          1993        1992
                                              ----------  ------------ ------------- ------------- ----------
Net asset value, beginning of period            $10.22        $8.98        $10.27        $ 9.58       $9.33
Income from investment operations
 Net investment income                            0.79(1)      0.83(1)(2)    0.72(1)(2)    0.66(1)(2)  0.66(2)
 Net realized and unrealized gain (loss)          0.43         1.22         (1.28)         0.84        0.25
                                              --------     --------       -------       -------      -------
  Total from investment operations                1.22         2.05         (0.56)         1.50        0.91
                                              --------     --------       -------       -------      -------
Less distributions
 Dividends from net investment income            (0.78)       (0.81)        (0.73)        (0.66)      (0.66)
 Dividends from net realized gains               (0.32)          --            --         (0.15)         --
                                              --------     --------       -------       -------      -------
  Total distributions                            (1.10)       (0.81)        (0.73)        (0.81)      (0.66)
                                              --------     --------       -------       -------      -------
Change in net asset value                         0.12         1.24         (1.29)         0.69        0.25
                                              --------     --------       -------       -------      -------
Net asset value, end of period                  $10.34       $10.22         $8.98        $10.27       $9.58
                                              ========     ========       =======       =======      =======
Total return                                     12.42%       23.54%        -5.47%        15.90%      10.03%
Ratios/supplemental data:
Net assets, end of period (thousands)         $145,044     $109,046       $74,686       $79,393     $43,090
Ratio to average net assets of:
 Operating expenses                               0.65%        0.65%(3)      0.66%         0.65%       0.50%
 Net investment income                            7.80%        8.55%         7.62%         6.71%       7.47%
Portfolio turnover rate                            191%         147%          181%          169%        166%

(1) Includes reimbursement of operating expenses by investment adviser of $0.002, $0.007, $0.006 and $0.005 per share, respectively.
(2) Computed using average shares outstanding.
(3) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

                      See Notes to Financial Statements

                                     2-16

                             TOTAL RETURN SERIES

  Despite increasing interest rates and waning corporate earnings momentum, U.S. stock prices forged higher over this reporting period, fueled by unprecedented cash inflows into equity mutual funds and continued corporate share buybacks. Although this remarkable rally dates back to December 1994, the past year has been one of tremendous rotation among various sectors of the stock market--a manifestation of increasing investor uncertainty over the direction of interest rates and the economy. As measured by the Standard & Poor's 500 Stock Index, the U.S. equity market returned an impressive 23.25% during 1996.

  While it may have been another record year for U.S. equities, the overall bond market produced less than stellar results. For the twelve months ended December 31, 1996, the Lehman Brothers Aggregate Bond Index, an unmanaged gauge of bond market performance, returned a mere 3.63%. Shifting market opinion over the direction of the U.S. economy contributed to much of the volatility in interest rates during this reporting period. As measured by the 30-year Treasury bond, interest rates started the year at 5.95%, climbed as high as 7.19% in July, and finished 1996 yielding 6.64%. Generally speaking, investors were well rewarded for moving down the credit-risk spectrum last year, as lower-quality bonds generally outperformed higher-quality issues.

  For the twelve months ended December 31, 1996, Phoenix Edge Total Return Series posted a respectable 9.05%. Over the same period, it's peer group average--the 185 retail funds tracked by Lipper Analytical Services--earned 13.59%. As with the broad market returns noted above, all of these figures assume reinvestment of any distributions, but exclude the effect of sales charges.

  During this latest reporting period, Fund performance was held back primarily because of weakness in some of our consumer cyclical, technology and health care stocks. Positive contributors to equity performance included our strong stock selection in the energy, finance and capital goods sectors. The fixed-income segment of the Fund also boosted results as it continued to significantly outperform its benchmark, the Lehman Brothers Aggregate Bond Index. Our decision to emphasize such non-traditional sectors of the bond market such as taxable municipals, commercial and non-agency residential mortgage-backed securities and emerging market debt, paid off handsomely during the year.

  After two back-to-back years of powerful performance, the equity risk level is clearly rising. In a stock market caught between long-term concerns and intermediate opportunities, we are focusing our equity exposure on growth companies that have some sensitivity to the domestic economy and/or foreign sales growth. The Fund is currently emphasizing such timely investment themes as Capital Goods--The Long Wave (capital goods), Software Solutions (technology) and Energy Technology (energy). Looking ahead, we believe that the key to outperformance lies in taking advantage of market inefficiencies within a volatile trading range combined with individual stock selection.

  With a few minor adjustments, we believe that the fixed-income investment strategy we successfully implemented last year can also perform well in 1997. In the mortgage-backed arena, we are of the opinion that commercial and non-agency residential securities continue to offer better relative value than their agency counterparts. We also like the underfollowed taxable municipal sector, which currently provides a significant yield advantage over comparably rated corporate bonds. Lastly, despite its extended rally, we remain bullish on emerging market debt. While last year's gains were exceptionally strong relative to other fixed-income groups, returns of this nature are not unprecedented for this sector.

  Overall, we believe the Fund is well positioned for the new year. As of December 31, 1996, the Fund's asset allocation mix was 73% equities, 16% fixed income and 11% cash equivalents. As always, we remain committed to the Fund's primary goal of generating a high level of capital appreciation, but with less risk than a typical equity fund.

                                     2-17

                             TOTAL RETURN SERIES


--------------------------------------------------------------------------------
[DESCRIPTION OF LINE CHART

               Total                        Lipper Analytical
               Return        S&P 500        Services Flexible
               Series        Stock Index*   Fund**
12/31/86       $10,000       $10,000        $10,000
12/31/87        11,258        10,517         10,620
12/31/88        11,520        12,253         11,547
12/31/89        13,811        16,104         13,546
12/31/90        14,587        15,590         13,446
12/31/91        18,881        20,352         16,866
12/31/92        20,896        21,917         18,251
12/31/93        23,198        24,109         20,275
12/31/94        22,862        24,427         19,823
12/31/95        27,027        33,590         24,759
12/31/96        29,473        41,398         28,127
--------------------------------------------------------------------------------


Average Annual Total Returns for Periods Ending 12/31/96

                                               1 Year    5 Years    10 Years
--------------------------------------------------------------------------------
Total Return Series                             9.05%     9.32%      11.40%
--------------------------------------------------------------------------------
Lipper Analytical Services Flexible Fund**     13.59%    10.75%      10.89%
--------------------------------------------------------------------------------
S&P 500 Stock Index*                           23.25%    15.26%      15.27%
--------------------------------------------------------------------------------

This chart assumes an initial gross investment of $10,000 made on 12/31/86. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

 * The S&P 500 Stock Index is an unmanaged but commonly used measure of stock total return performance.
** The Lipper Analytical Services Flexible Fund category is an average composed of 185 funds; the 5 and 10 year returns are derived from compounding the yearly returns. Performance is based on the reinvestment of all distributions and does not reflect the effects of sales charges.

                           SCHEDULE OF INVESTMENTS
                              December 31, 1996

                                      STANDARD
                                      & POOR'S      PAR
                                       RATING      VALUE
                                    (Unaudited)    (000)        VALUE
                                    ------------  -------- ---------------
U.S GOVERNMENT SECURITIES--4.3%
U.S. Treasury Bonds--0.7%
 U.S. Treasury Bonds 6%, '26            AAA       $ 2,850   $  2,592,608
                                                            ------------
U.S. Treasury Notes--3.6%
 U.S. Treasury Notes 5.75%, '98         AAA        11,000     10,971,290
 U.S. Treasury Notes 5.875%, '99        AAA         1,650      1,643,296
 U.S. Treasury Notes 6.50%, '06         AAA         1,000      1,005,625
                                                            ------------
                                                              13,620,211
                                                            ------------
TOTAL U.S. GOVERNMENT SECURITIES
 (Identified cost $16,120,992)                                16,212,819
                                                            ------------
                                                   SHARES
                                                  -------
COMMON STOCKS--70.5%
Advertising--0.7%
 Omnicom Group, Inc.                               56,500      2,584,875
                                                            ------------
Aerospace & Defense--2.0%
 Boeing Co.                                        70,600      7,510,075
                                                            ------------


                                                   SHARES       VALUE
                                                 ---------  ------------
Banks--4.0%
 Ahmanson (H.F.) & Co.                             91,400    $ 2,970,500
 Golden West Financial Corp.                       50,000      3,156,250
 Great Western Financial Corp.                    159,100      4,613,900
 Wells Fargo & Co.                                 15,100      4,073,225
                                                              ----------
                                                              14,813,875
                                                              ----------
Beverages--1.0%
 Seagram Ltd.                                      94,700      3,669,625
                                                              ----------
Chemical--2.3%
 Du Pont (E.I.) de Nemours & Co.                   47,000      4,435,625
 Monsanto Co.                                     109,800      4,268,475
                                                              ----------
                                                               8,704,100
                                                              ----------
Computer Software & Services--8.1%
 Computer Associates International, Inc.           93,400      4,646,650
 Fiserv, Inc. (b)                                 117,900      4,332,825
 HBO & Co.                                         27,900      1,656,563
 Microsoft Corp. (b)                               86,200      7,122,275

                      See Notes to Financial Statements

                                     2-18

                             TOTAL RETURN SERIES

                                       SHARES        VALUE
                                      ---------  --------------
Computer Software & Services--continued
 Oracle Corp. (b)                       96,500   $  4,028,875
 Parametric Technology Corp. (b)        96,800      4,973,100
 Sungard Data Systems, Inc. (b)         91,700      3,622,150
                                                  -----------
                                                   30,382,438
                                                  -----------
Conglomerates--2.2%
 AlliedSignal, Inc.                     80,800      5,413,600
 Tyco International Ltd.                55,500      2,934,563
                                                  -----------
                                                    8,348,163
                                                  -----------
Containers--1.1%
 Crown Cork & Seal, Inc.                76,300      4,148,812
                                                  -----------
Cosmetics & Soaps--2.1%
 Colgate Palmolive Co.                  50,400      4,649,400
 Procter & Gamble Co.                   28,900      3,106,750
                                                  -----------
                                                    7,756,150
                                                  -----------
Diversified Financial Services--1.0%
 Federal National Mortgage Assoc.      104,100      3,877,725
                                                  -----------
Diversified Miscellaneous--1.0%
 CUC International, Inc. (b)           152,700      3,626,625
                                                  -----------
Electrical Equipment--1.9%
 General Electric Co.                   30,500      3,015,687
 Honeywell, Inc.                        64,000      4,208,000
                                                  -----------
                                                    7,223,687
                                                  -----------
Electronics--1.2%
 Intel Corp.                            35,400      4,635,188
                                                  -----------
Healthcare--Diversified--3.0%
 American Home Products Corp.          121,200      7,105,350
 Warner-Lambert Co.                     54,000      4,050,000
                                                  -----------
                                                   11,155,350
                                                  -----------
Healthcare--Drugs--3.3%
 Biochem Pharmaceutical, Inc. (b)      77,900      3,914,475
 Lilly (Eli) & Co.                      49,800      3,635,400
 Pfizer, Inc.                           60,400      5,005,650
                                                  -----------
                                                   12,555,525
                                                  -----------
Lodging & Restaurants--1.6%
 Marriott International, Inc.          106,000      5,856,500
                                                  -----------
Machinery--1.7%
 Caterpillar, Inc.                      36,400      2,739,100
 Deere & Co.                            87,100      3,538,437
                                                  -----------
                                                    6,277,537
                                                  -----------
Medical Products & Supplies--3.2%
 Boston Scientific Corp. (b)           101,400      6,084,000
 Medtronic, Inc.                        86,500      5,882,000
                                                  -----------
                                                   11,966,000
                                                  -----------
Metals & Mining--1.1%
 Aluminum Company of America            64,700      4,124,625
                                                  -----------
Natural Gas--6.1%
 Anadarko Petroleum Corp.               56,800      3,677,800
 Apache Corp.                          115,000      4,068,125
 Coastal Corp.                          18,400        899,300
 Columbia Gas System, Inc.              13,100        833,488
 KN Energy, Inc.                        22,000        863,500
 PanEnergy Corp.                        53,300      2,398,500
 Questar Corp.                          22,000        808,500
 Sonat, Inc.                            82,000      4,223,000
 Tejas Gas Corp. (b)                    21,000      1,000,125
 Williams Companies, Inc.              107,250      4,021,875
                                                  -----------
                                                   22,794,213
                                                  -----------
Office & Business Equipment--1.2%
 Hewlett Packard Co.                    87,300   $  4,386,825
                                                  -----------
Oil--0.5%
 Triton Energy Ltd. (b)                 39,200      1,901,200
                                                  -----------
Oil Service & Equipment--6.8%
 BJ Services Co. (b)                    91,600      4,671,600
 Baker Hughes, Inc.                    150,500      5,192,250
 Halliburton Co.                        99,600      6,000,900
 Noble Drilling Corp. (b)              241,500      4,799,813
 Varco International, Inc. (b)         121,000      2,798,125
 Weatherford Enterra, Inc. (b)          60,500      1,815,000
                                                  -----------
                                                   25,277,688
                                                  -----------
Retail--3.6%
 Home Depot, Inc.                      108,000      5,413,500
 TJX Companies, Inc.                    90,300      4,277,962
 Tiffany & Co.                         106,000      3,882,250
                                                  -----------
                                                   13,573,712
                                                  -----------
Telecommunications Equipment--6.5%
 Andrew Corp. (b)                       30,700      1,629,019
 Ascend Communications, Inc. (b)        54,900      3,410,663
 Cisco Systems, Inc. (b)               180,400     11,477,950
 Lucent Technologies, Inc.             113,200      5,235,500
 Tellabs, Inc. (b)                      66,500      2,502,062
                                                  -----------
                                                   24,255,194
                                                  -----------
Textile & Apparel--3.3%
 Liz Claiborne, Inc.                    86,300      3,333,337
 Nautica Enterprises, Inc. (b)          68,000      1,717,000
 Nike, Inc. Class B                     69,900      4,176,525
 Tommy Hilfiger Corp. (b)               63,300      3,038,400
                                                  -----------
                                                   12,265,262
                                                  -----------
TOTAL COMMON STOCKS
 (Identified cost $247,433,533)                   263,670,969
                                                  -----------
FOREIGN COMMON STOCKS--2.0%
Chemical--1.1%
 Potash Corp. of Saskatchewan, Inc.
  (Canada)                              50,000      4,250,000
                                                  -----------
Textile & Apparel--0.9%
 Gucci Group NV-NY (Italy)              51,600      3,295,950
                                                  -----------
TOTAL FOREIGN COMMON STOCKS
 (Identified cost $7,536,032)                       7,545,950
                                                  -----------


                                      STANDARD
                                      & POOR'S      PAR
                                       RATING      VALUE
                                    (Unaudited)    (000)
                                    ------------  ---------
MUNICIPAL BONDS--2.6%
California--1.3%
 Kern County Pension Obligation
  Taxable 7.26%, '14                    AAA       $ 1,500       1,478,490
 Long Beach Pension Obligation
  Taxable 6.87%, '06                    AAA           840         841,907
 San Bernardino County Obligation
  Revenue Taxable 6.87%, '08            AAA           410         407,007
 San Bernardino County Obligation
  Revenue Taxable 6.94%, '09            AAA         1,110       1,106,215
 Ventura County Pension Taxable
  6.54%, '05                            AAA           975         960,267
                                                             ------------
                                                                4,793,886
                                                             ------------

                      See Notes to Financial Statements

                                     2-19

                             TOTAL RETURN SERIES

                                       STANDARD
                                       & POOR'S       PAR
                                        RATING       VALUE
                                      (Unaudited)    (000)        VALUE
                                     ------------  ---------  --------------
Florida--1.3%
 Dade County Ed. Facs. Authority
  5.75%, '20                           AAA          $   285   $    288,500
 Miami Beach Special Obligation
  Taxable 8.60%, '21                   AAA            3,210      3,513,249
 University Miami Exchange Revenue A
  Taxable 7.65%, '20                   AAA            1,080      1,090,076
                                                                ----------
                                                                 4,891,825
                                                                ----------
TOTAL MUNICIPAL BONDS
 (Identified cost $9,731,150)                                    9,685,711
                                                                ----------
NON-CONVERTIBLE BONDS--5.7%
Asset-Backed Securities--0.7%
 Airplanes Pass Through Trust 1D
  10.875%, '19                         BB               560        617,719
 Fleetwood Credit Corp. 96-B, A
  6.90%, '12                           AAA              948        957,182
 Green Tree Financial Corp. 96-2, M1
  7.60%, '27                           AA-            1,075      1,079,367
                                                                ----------
                                                                 2,654,268
                                                                ----------
Non-Agency Mortgage-Backed Securities--4.9%
 CS First Boston Mortgage 95-AE1, B
  7.182%, '27                          AA-            1,350      1,344,305
 GE Capital Mortgage Service 96-8, M
  7.25%, '26                           AA               249        242,177
 Lehman Commercial Conduit 95-C2, B
  7.184%, '05                          AA             1,650      1,657,734
 Merrill Lynch Mortgage, Inc. 95-C2,
  B 7.61%, '21                         Aa(c)            893        904,589
 Merrill Lynch Mortgage, Inc. 96-C1,
  B 7.42%, '28                         AA               660        667,116
 Nationslink Funding Corp. 96-1, B
  7.69%, '05                           AA               450        466,875
 Residential Asset Securitization
  Trust 96-A8, A1 8%, '26              AAA              958        972,129
 Residential Funding Mortgage 96-S1,
  A11 7.10%, '26                       AAA            1,500      1,459,453
 Residential Funding Mortgage 96-S4,
  M1 7.25%, '26                        AA               993        964,401
 Resolution Trust Corp. 93-C1, B
  8.75%, '24                           Aa(c)          1,600      1,636,500
 Resolution Trust Corp. 95-C2, B
  6.80%, '27                           Aa(c)            887        877,338
 Resolution Trust Corp. 95-C1, B
  6.90%, '27                           Aa(c)          1,900      1,882,781
 Resolution Trust Corp. 95-2, M1
  7.15%, '29                           Aa(c)          1,413      1,416,052
 Securitized Asset Sales, Inc. 93-J,
  2B 6.808%, '23                       A(c)             978        911,978
 Structured Asset Securities Corp.
  95-C1, C 7.375%, '24                 A                930        929,855
 Structured Asset Securities Corp.
  95-C4, B 7%, '26                     AA             1,650      1,627,313
 Structured Asset Securities Corp.
  96-CFL, C 6.525%, '28                A                520        508,300
                                                                ----------
                                                                18,468,896
                                                                ----------
Paper & Forest Products--0.1%
 Buckeye Cellulose Corp. 9.25%, '08    BB-              350        364,875
                                                                ----------
TOTAL NON-CONVERTIBLE BONDS
 (Identified cost $21,435,236)                                  21,488,039
                                                                ----------
FOREIGN GOVERNMENT SECURITIES--2.4%
Argentina--0.4%
 Republic of Argentina Discount L-GL
  Euro 6.375%, '23 (e)                 BB-          $ 1,800   $  1,389,375
                                                                ----------
Brazil--0.3%
 Republic of Brazil Discount ZL Euro
  6.50%, '24 (e)                       B+               800        617,500
 Republic of Brazil Par Z-L Euro
  4.25%, '24 (e)                       B(c)           1,000        630,000
                                                                ----------
                                                                 1,247,500
                                                                ----------
Colombia--0.9%
 Republic of Colombia Yankee 7.25%,
  '04                                  BBB-           3,500      3,412,500
                                                                ----------
Mexico--0.4%
 United Mexican States 144A 7.563%,
  '01 (d) (e)                          Baa(c)           350        350,822
 United Mexican States Euro D 6.352%,
  '19 (e) (f)                          BB             1,300      1,121,250
                                                                ----------
                                                                 1,472,072
                                                                ----------
Panama--0.4%
 Panama IRB 144A 3.50%,
  '14 (d) (e)                          NR               700        486,938
 Panama PDI 144A, PIK interest
  capitalization, 6.75%, '16 (d) (e)   NR             1,150        911,355
                                                                ----------
                                                                 1,398,293
                                                                ----------
TOTAL FOREIGN GOVERNMENT SECURITIES
 (Identified cost $7,885,326)                                    8,919,740
                                                                ----------
FOREIGN NON-CONVERTIBLE BONDS--1.0%
Chile--0.1%
 Petropower Funding 144A 7.36%,
  '14 (d)                              BBB              500        477,150
                                                                ----------
Colombia--0.9%
 Financiera Energ. Nacional EMTN Euro
  9%, '99                              BBB-           3,200      3,356,000
                                                                ----------
TOTAL FOREIGN NON-CONVERTIBLE BONDS
 (Identified cost $3,776,800)                                    3,833,150
                                                                ----------
TOTAL LONG-TERM INVESTMENTS--88.5%
 (Identified cost $313,919,069)                                331,356,378
                                                                ----------
SHORT-TERM OBLIGATIONS--11.4%
Commercial Paper--10.0%
 Abbott Laboratories 5.42%, 1-7-97     A-1+           3,770      3,766,595
 Cargill, Inc. 5.43%, 1-10-97          A-1+           1,015      1,013,622
 Bellsouth Capital Funding Corp.
  5.40%, 1-14-97                       A-1+           2,375      2,370,369
 Receivables Capital Corp. 5.45%,
  1-17-97                              A-1+             724        722,246
 Private Export Funding Corp. 5.30%,
  1-28-97                              A-1+           2,855      2,842,839
 General Electric Capital Corp.
  5.50%, 1-30-97                       A-1+           3,500      3,500,000
 Southwestern Bell Telephone Co.
  5.30%, 1-31-97                       A-1+           4,000      3,980,505
 Kellogg Co. 5.35%, 2-5-97             A-1+           2,000      1,989,597
 Preferred Receivables Funding Corp.
  5.35%, 2-13-97                       A-1            5,000      4,966,098
 General Re Corp. 5.30%, 2-14-97       A-1+           2,500      2,482,479

                      See Notes to Financial Statements

                                     2-20

                             TOTAL RETURN SERIES


                                       STANDARD
                                       & POOR'S       PAR
                                        RATING       VALUE
                                      (Unaudited)    (000)        VALUE
                                     ------------  ---------  --------------
Commercial Paper--continued
 First Deposit Funding Trust 5.33%,
  3-14-97                              A-1          $ 3,617    $ 3,575,405
 Asset Securitization Cooperative
  Corp. 5.36%, 3-18-97                 A-1+           4,435      4,381,292
 Receivables Capital Corp. 5.39%,
  5-1-97                               A-1+           2,000      1,963,560
                                                                ----------
                                                                37,554,607
                                                                ----------


                                                      PAR
                                                     VALUE
                                                     (000)        VALUE
                                                   ---------  ---------------
Federal Agency Securities--1.4%
 Federal National Mortgage Assoc. 5.24%,
  2-27-97                                          $  5,065    $  5,020,212
                                                               ------------
TOTAL SHORT-TERM OBLIGATIONS
 (Identified cost $42,590,757)                                  42,574,819
                                                               ------------
TOTAL INVESTMENTS--99.9%
 (Identified cost $356,509,826)                                373,931,197(a)
 Cash and receivables, less liabilities--0.1%                      312,478
                                                               ------------
NET ASSETS--100.0%                                            $374,243,675
                                                               ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $24,226,359 and gross depreciation of $6,804,988 for income tax purposes. At December 31, 1996, the aggregate cost of securities for federal income tax purposes was $356,509,826.
(b) Non-income producing.
(c) As rated by Moodys, Fitch or Duff & Phelps.
(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers. At December 31, 1996, these securities amounted to a value of $2,226,265 or 0.6% of net assets.
(e) Variable or step coupon bond; interest rate shown reflects the rate currently in effect.
(f) Rights incorporated as a unit.

                      See Notes to Financial Statements


                                     2-21

                             TOTAL RETURN SERIES

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1996

Assets
 Investment securities at value (Identified cost $356,509,826)                           $373,931,197
 Receivable for investment securities sold                                                        926
 Receivable for fund shares sold                                                              112,271
 Interest and dividends receivable                                                          1,117,628
                                                                                         ------------
  Total assets                                                                            375,162,022
                                                                                         ------------
Liabilities
 Custodian                                                                                    623,987
 Investment advisory fee                                                                      185,569
 Financial agent fee                                                                           19,089
 Trustees' fee                                                                                  8,466
 Accrued expenses                                                                              81,236
                                                                                         ------------
  Total liabilities                                                                           918,347
                                                                                         ------------
Net Assets                                                                               $374,243,675
                                                                                         ============
Net Assets Consist of:
 Capital paid in on shares of beneficial interest                                        $351,775,454
 Undistributed net investment income                                                          414,865
 Accumulated net realized gain                                                              4,631,985
 Net unrealized appreciation                                                               17,421,371
                                                                                         ------------
Net Assets                                                                               $374,243,675
                                                                                         ============
Shares of beneficial interest outstanding, $1 par value, unlimited authorization           27,417,598
                                                                                         ============
Net asset value and offering price per share                                                   $13.65
                                                                                               ======


STATEMENT OF OPERATIONS
For the year ended December 31, 1996

Investment Income
 Interest                                                                                 $ 8,131,784
 Dividends                                                                                  2,771,915
                                                                                         ------------
  Total investment income                                                                  10,903,699
                                                                                         ------------
Expenses
 Investment advisory fee                                                                    2,146,571
 Financial agent fee                                                                          220,535
 Printing                                                                                      89,724
 Custodian                                                                                     62,021
 Professional                                                                                  28,906
 Trustees                                                                                      18,612
 Miscellaneous                                                                                 22,054
                                                                                         ------------
  Total expenses                                                                            2,588,423
                                                                                         ------------
Net investment income                                                                       8,315,276
                                                                                         ------------
Net Realized and Unrealized Gain (Loss) on Investments
 Net realized gain on securities                                                           25,862,109
 Net realized loss on foreign currency transactions                                           (10,202)
 Net change in unrealized appreciation (depreciation) on investments                       (2,475,007)
                                                                                         ------------
Net gain on investments                                                                    23,376,900
                                                                                         ------------
Net increase in net assets resulting from operations                                      $31,692,176
                                                                                         ============

                      See Notes to Financial Statements

                                     2-22

                             TOTAL RETURN SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                Year            Year
                                                                                Ended           Ended
                                                                              12/31/96        12/31/95
                                                                          ---------------   ---------------
From Operations
 Net investment income                                                      $  8,315,276    $ 10,538,823
 Net realized gain                                                            25,851,907      23,632,796
 Net change in unrealized appreciation (depreciation)                         (2,475,007)     19,082,703
                                                                            ------------    ------------
 Net increase in net assets resulting from operations                         31,692,176      53,254,322
                                                                            ------------    ------------
From Distributions to Shareholders
 Net investment income                                                        (7,996,685)    (10,497,130)
 Net realized gains                                                          (23,234,158)    (21,419,046)
                                                                            ------------    ------------
 Decrease in net assets from distributions to shareholders                   (31,230,843)    (31,916,176)
                                                                            ------------    ------------
From Share Transactions
 Proceeds from sales of shares (4,387,120 and 5,465,213 shares,
  respectively)                                                               61,269,234      75,182,133
 Net asset value of shares issued from reinvestment of distributions
  (2,254,196 and 2,341,879 shares, respectively)                              31,230,843      31,916,176
 Cost of shares repurchased (5,175,253 and 4,646,668 shares,
  respectively)                                                              (72,555,884)    (63,681,697)
                                                                            ------------    ------------
 Increase in net assets from share transactions                               19,944,193      43,416,612
                                                                            ------------    ------------
 Net increase in net assets                                                   20,405,526      64,754,758
Net Assets
 Beginning of period                                                         353,838,149     289,083,391
                                                                            ------------    ------------
 End of period (including undistributed net investment income of $414,865
  and $154,166, respectively)                                               $374,243,675    $353,838,149
                                                                            ============    ============

FINANCIAL HIGHLIGHTS
(Selected data for a share outstanding throughout the indicated period)

                                                               Year Ended December 31,
                                          1996           1995           1994           1993           1992
                                     -------------- -------------- -------------- -------------- --------------
Net asset value, beginning of period      $13.63         $12.68         $13.71         $12.86         $12.97
Income from investment operations
 Net investment income                      0.32           0.45           0.36(1)(3)     0.23(3)        0.37(3)
 Net realized and unrealized gain
  (loss)                                    0.91           1.84          (0.56)          1.17           0.99
                                        --------       --------       --------       --------       --------
  Total from investment operations          1.23           2.29          (0.20)          1.40           1.36
                                        --------       --------       --------       --------       --------
Less distributions
 Dividends from net investment
  income                                   (0.31)         (0.45)         (0.37)         (0.23)         (0.37)
 Dividends from net realized gains         (0.90)         (0.89)         (0.46)         (0.32)         (1.10)
                                        --------       --------       --------       --------       --------
  Total distributions                      (1.21)         (1.34)         (0.83)         (0.55)         (1.47)
                                        --------       --------       --------       --------       --------
Change in net asset value                   0.02           0.95          (1.03)          0.85          (0.11)
                                        --------       --------       --------       --------       --------
Net asset value, end of period            $13.65         $13.63         $12.68         $13.71         $12.86
                                        ========       ========       ========       ========       ========
Total return                                9.05%         18.22%         -1.45%         11.02%         10.67%
Ratios/supplemental data:
Net assets, end of period
  (thousands)                           $374,244       $353,838       $289,083       $256,011       $163,628
Ratio to average net assets of:
 Operating expenses                         0.70%          0.67%(2)       0.74%          0.74%          0.50%
 Net investment income                      2.26%          3.28%          2.71%          1.82%          2.90%
Portfolio turnover rate                      287%           170%           220%           269%           326%
Average commission rate paid(4)          $0.0530            N/A            N/A            N/A            N/A

(1) Includes reimbursement of operating expenses by investment adviser of $0.001 per share.
(2) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(3) Computed using average shares outstanding.
(4) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for securities trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.

                      See Notes to Financial Statements

                                     2-23

                             INTERNATIONAL SERIES

  Most foreign equity markets have produced excellent returns over the last twelve months, despite a rising U.S. dollar. In addition to the continued strong performance in the U.S., Europe also stood out. Almost all European markets benefited from corporate restructuring, falling interest rates and the likelihood of more shareholder-friendly policies. Additionally, countries such as Germany, Sweden, Finland and the United Kingdom have been further bolstered by share buybacks as well as merger and acquisition activity.

  Despite a strong start, Japan's performance over this reporting period has been a major disappointment. Poor corporate earnings growth and a weak domestic economy led to a serious deterioration in investor sentiment. In contrast to Japan, other Far East countries such as Taiwan, Malaysia, Indonesia and Hong Kong posted stellar gains during this twelve-month period.

  Lastly, most Latin American markets moved higher over this reporting period, earning double digit returns. An improved economic outlook, lower interest rates and strong capital inflows served as catalysts for this solid performance. As measured in U.S. dollars, Venezuela, Brazil and Argentina were among the best performing countries in this region, while Chile and Peru were among the laggards.

  Phoenix Edge International Series posted very strong results over this reporting cycle. For the twelve months ended December 31, 1996, the Fund provided a total return of 18.65%. These results compared very favorably to the Morgan Stanley International EAFE Index, which gained 6.36% over the same period. All of these figures assume reinvestment of any distributions, but exclude the effect of sales charges.

  During the year, Fund performance benefited from the portfolio's modest overweighting in Europe and its underweighted position in Japan. Strong stock selection in Europe and our continued focus on such themes as Corporate Restructuring and Growth in Services also boosted results. Other positive contributors included our recent overweighting of certain Asian countries, particularly Hong Kong and Taiwan, as well as the Fund's use of currency hedges.

  After a dismal first half in 1996, European economic growth is beginning to improve. We expect 1997 GDP to grow at about 2.5%, but it is unlikely that demand will be strong enough to exert much upward pressure on interest rates until late in the year. Except for the United Kingdom and a few smaller European countries, unemployment is showing no signs of declining. Moreover, the pressure on governments to cut spending will continue to be a drag on growth going forward. This, coupled with both public and private sector restructuring, means it will be even more important to focus on those companies that are making the difficult choices that will deliver value to their shareholders.

  In Japan, the outlook for 1997 is also modest. It appears that most globally active companies in this country have already done as much restructuring as possible without a radical philosophical change towards "U.S. style restructuring." This would entail layoffs and unfriendly takeovers, supported by government deregulation and tax-reform, and it is doubtful that this type of change will occur in the near term. On the positive side, the potential for improved economic growth in the rest of the world could tighten overall capacity and allow even the weakest Japanese companies to improve their profit margins. We will continue to monitor Japan's economy for signs of improvement, but currently see better prospects elsewhere.

  In Asia, we remain very positive on Hong Kong's near-term outlook. As a country, we believe that Hong Kong will remain self-confident immediately prior to and after the handover to China on June 30, 1997. We also expect Taiwan and Malaysia to continue to do well. However, our outlook for Singapore is rather negative due to slowing economic growth and a lack of choice in this market. We are also concerned about the prospects for India and Thailand, given their weak governments and the severe structural changes needed to turn around both economies.

  In Latin America, Mexico and Argentina are seeing economic re-acceleration after the severe recession of 1995 and early 1996. While this is clearly good news, flawed economic reform processes still remain and are now causing problems in Brazil. The Fund intends to have exposure to this region, but potential currency depreciation may limit prospective gains. Since other emerging countries may provide better opportunities, we will look for new markets which can provide above-average economic and earnings growth.

  Overall, we expect foreign markets to continue to perform well in 1997 due to low interest rates, improved economic growth and corporate restructuring efforts. If world economic growth begins to accelerate dramatically, we will increase the Fund's exposure to economically sensitive stocks. At present, however, we continue to focus on themes that should provide secular growth and hence, strong performance. Moving forward, we believe the Fund is well positioned for the coming new year.

                                     2-24

                             INTERNATIONAL SERIES

--------------------------------------------------------------------------------
[DESCRIPTION OF LINE CHART

               International    MSCI EAFE        MSCI EAFE
               Series           Index*           Excluding JAPAN
5/1/90         $10,000          $10000           $10,000
12/31/90         9,190            9,640           10,014
12/31/91        11,008           10,884           11,608
12/31/92         9,589            9,559           11,270
12/31/93        13,275           12,708           15,498
12/31/94        13,279           13,732           15,379
12/31/95        14,552           15,318           18,541
12/31/96        17,266           16,293           22,514
--------------------------------------------------------------------------------


Average Annual Total Returns for Periods Ending 12/31/96
                                                              From
                                                            Inception
                                                            5/1/90 to
                                       1 Year    5 Years    12/31/96
----------------------------------------------------------------------
International Series                   18.65%     9.44%       8.53%
----------------------------------------------------------------------
MSCI EAFE Index*                        6.36%     8.48%       7.59%
----------------------------------------------------------------------

This chart assumes an initial gross investment of $10,000 made on 5/1/90 (inception of the Fund). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.

*The Morgan Stanley Capital International EAFE Index is an unmanaged but commonly used measure of foreign stock fund performance which includes net dividends reinvested. The EAFE index is an aggregate of 19 individual country indexes in Europe, Australia, New Zealand and the Far East.

                           SCHEDULE OF INVESTMENTS
                              December 31, 1996

                                                   SHARES        VALUE
                                                ------------  --------------
COMMON STOCKS--88.5%
Belgium--1.4%
 Credit Communal Holding/Dexia (Banks) (b)         26,000     $ 2,369,626
                                                               ----------
Brazil--1.8%
 Telebras Sponsored ADR (Utility--Telephone)       40,000       3,060,000
                                                               ----------
France--8.0%
 AXA SA (Insurance)                                33,369       2,118,178
 BIC SA (Miscellaneous)                            13,000       1,945,486
 Cardif SA (Insurance)                             15,000       2,063,016
 Carrefour Supermarche (Retail--Food)               3,520       2,285,864
 Louis Dreyfus Citrus (Food) (b)                   42,500       1,389,771
 Rexel SA (Wholesale & Distribution)                4,350       1,317,878
 Salomon SA (Entertainment, Leisure & Gaming)      20,000       1,711,966
 Sommer-Allibert (Auto & Truck Parts)              33,600       1,001,789
                                                               ----------
                                                               13,833,948
                                                               ----------
Germany--5.0%
 Adidas AG (Textile & Apparel)                     27,300     $ 2,356,044
 BASF AG (Chemical)                                63,000       2,423,360
 SGL Carbon AG (Chemical)                          17,400       2,190,384
 VEBA AG (Utility--Electric)                       28,400       1,640,127
                                                               ----------
                                                                8,609,915
                                                               ----------
Hong Kong--13.8%
 Cheung Kong Holdings Ltd. (Real Estate)          514,200       4,570,356
 Dao Heng Bank Group Ltd. (Banks)                 188,000         901,731
 Great Eagle Holdings Ltd. (Real Estate)          228,000         940,310
 Guoco Group Ltd. (Diversified Financial
  Services)                                       281,000       1,573,039
 Henderson China Holding Ltd. (Real Estate)           828           1,884
 Henderson Land Development Co. Ltd. (Real
  Estate)                                         586,000       5,909,320
 Hutchison Whampoa Ltd. (Conglomerates)           564,000       4,429,663
 Hysan Development Co. Ltd. (Real Estate)         454,000       1,807,806
 New World Development Co. Ltd. (Real Estate)     192,000       1,296,979
 Sun Hung Kai Properties Ltd. (Real Estate)       195,000       2,388,686
                                                               ----------
                                                               23,819,774
                                                               ----------

                      See Notes to Financial Statements

                                     2-25

                             INTERNATIONAL SERIES

                                                   SHARES        VALUE
                                                ------------  --------------
Indonesia--1.6%
 PT Semen Gresik (Building & Materials)            690,000    $  2,219,682
 Wicaksana Overseas International (Wholesale &
  Distribution)                                    462,000         528,000
                                                               -----------
                                                                 2,747,682
                                                               -----------
Italy--4.8%
 Fila Holding SPA ADR (Textile & Apparel)           51,600       2,999,250
 Gucci Group NV (Textile & Apparel)                 20,600       1,381,511
 Gucci Group NV-NY (Textile & Apparel)              32,500       2,075,938
 Stet-Societa Finanziaria Telefonica SPA
  (Utility--Telephone)                             400,000       1,815,192
                                                               -----------
                                                                 8,271,891
                                                               -----------
Japan--10.3%
 Canon, Inc. (Office & Business Equipment)          87,000       1,918,842
 Circle K Japan Co. Ltd. (Retail--Food)             37,000       1,593,866
 Hitachi Maxell (Electronics)                       42,000         926,338
 Honda Motor Co. Ltd. (Autos & Trucks)              81,000       2,309,899
 Keyence Corp. Ltd. (Electronics)                   13,000       1,601,620
 Nintendo Corp. Ltd. (Entertainment, Leisure &
  Gaming)                                           27,000       1,928,405
 Nippon Television Network ( Publishing,
  Broadcasting, Printing & Cable)                    5,000       1,507,711
 TDK Corp. (Electronics)                            27,000       1,756,268
 Takeda Chemical Industries (Health Care--
  Drugs)                                            91,000       1,905,143
 Toyota Motor Corp. (Autos & Trucks)                63,000       1,807,444
 Xebio Co. Ltd. (Retail)                            21,000         624,192
                                                               -----------
                                                                17,879,728
                                                               -----------
Malaysia--3.1%
 Commerce Asset Holding Berhad (Banks)             240,000       1,805,583
 Renong Berhad (Engineering & Construction)      1,000,000       1,773,906
 United Engineers Ltd. (Building & Materials)      201,000       1,814,611
                                                               -----------
                                                                 5,394,100
                                                               -----------
Mexico--2.9%
 Apasco SA de CV (Building & Materials)            230,000       1,577,744
 Grupo Carso SA de CV Series A1 (Conglomerates)    350,000       1,845,147
 Grupo Industrial Maseca SA de CV Class B
  (Food)                                         1,310,000       1,660,798
                                                               -----------
                                                                 5,083,689
                                                               -----------
Netherlands--5.1%
 Ahrend Groep NV (Office & Business Equipment)      33,348       1,856,630
 Akzo Nobel (Chemical)                              12,000       1,637,278
 IHC Caland (Oil Service & Equipment)               36,750       2,097,026
 Samas Groep-CVA (Office & Business Equipment)      20,742         887,384
 VNU-Verenigd Bezit (Publishing, Broadcasting,
  Printing & Cable)                                113,000       2,358,386
                                                               -----------
                                                                 8,836,704
                                                               -----------
Norway--1.0%
 Storebrand ASA (Insurance) (b)                    287,000       1,663,039
                                                               -----------
Peru--0.8%
 Telefonica Del Peru SA (Utility--Telephone)       708,945       1,326,713
                                                               -----------
Portugal--3.1%
 Cimpor-Cimentos de Portugal SA (Building &
  Materials)                                        81,000       1,741,565
 Portugal Telecom SA (Utility--Telephone)           68,700       1,955,903
 Telecel-Comunicacoes Pessoais (Utility--
  Telephone)                                        26,700       1,702,609
                                                               -----------
                                                                 5,400,077
                                                               -----------
Spain--1.8%
 Empresa Nacional de Electricidad SA
  (Utility--Electric)                               21,000    $  1,491,755
 Telefonica de Espana (Utility--Telephone)          67,700       1,569,214
                                                               -----------
                                                                 3,060,969
                                                               -----------
Sweden--2.3%
 Frontec AB Series B (Computer Software &
  Services) (b)                                    128,000       2,212,068
 Nordbanken AB (Banks)                              59,000       1,784,344
                                                               -----------
                                                                 3,996,412
                                                               -----------
Switzerland--4.5%
 Ares-Serono Group B (Health Care--Drugs)            1,730       1,645,349
 CS Holding AG Registered Shares (Banks)            18,200       1,863,782
 Novartis AG Registered Shares (Health
  Care--Drugs)                                       2,310       2,637,395
 Swiss Reinsurance--Registered (Insurance)           1,500       1,596,410
                                                               -----------
                                                                 7,742,936
                                                               -----------
Taiwan--0.0%
 China Bills Finance Corp. (Commercial Finance)
  (b)                                               70,345          64,717
                                                               -----------
United Kingdom--16.3%
 Astec (BSR) PLC (Electronics)                     466,000       1,256,118
 Barclays PLC (Diversified Financial Services)     103,000       1,763,674
 British Aerospace PLC (Aerospace & Defense)       155,500       3,406,469
 Carlton Communications PLC (Publishing,
  Broadcasting, Printing & Cable)                  208,000       1,831,525
 Compass Group PLC (Lodging & Restaurants)         304,000       3,212,733
 Granada Group PLC (Entertainment, Leisure &
  Gaming)                                          143,000       2,108,412
 Lloyds TSB Group PLC (Diversified Financial
  Services)                                        255,000       1,878,787
 Next PLC (Retail)                                 154,000       1,495,721
 Rolls-Royce PLC (Aerospace & Defense)             410,000       1,806,863
 Shell Transport & Trading Co. PLC (Oil)           153,000       2,648,631
 Siebe PLC (Electrical Equipment)                  156,000       2,888,790
 WPP Group PLC (Advertising)                       876,000       3,808,044
                                                               -----------
                                                                28,105,767
                                                               -----------
United States--0.9%
 Latin American Discovery Fund, Inc.
  (Multi-Industry)                                 121,000       1,512,500
                                                               -----------
TOTAL COMMON STOCKS
 (Identified cost $129,202,891)                                152,780,187
                                                               -----------
PREFERRED STOCKS--1.2%
Germany--0.7%
 Porsche AG (Autos & Trucks)                         1,300       1,147,231
                                                               -----------
United Kingdom--0.5%
 Egypt Investment Co. (Multi-Industry) (b)          74,000         925,000
                                                               -----------
TOTAL PREFERRED STOCKS
 (Identified cost $1,656,158)                                    2,072,231
                                                               -----------
TOTAL LONG-TERM INVESTMENTS--89.7%
 (Identified cost $130,859,049)                                154,852,418
                                                               -----------

                      See Notes to Financial Statements

                                     2-26

                             INTERNATIONAL SERIES

                                         STANDARD
                                         & POOR'S      PAR
                                          RATING      VALUE
                                        (Unaudited)   (000)         VALUE
                                       ------------  ---------  ---------------
SHORT-TERM OBLIGATIONS--8.4%
Commercial Paper--8.4%
 Corporate Asset Funding Co. 6%, 1-6-97    A-1+      $ 1,900     $  1,898,417
 Kimberly-Clark Corp. 5.35%, 1-13-97       A-1+        2,315        2,310,872
 Greenwich Funding Corp. 5.49%, 1-14-97    A-1+        1,695        1,691,640
 General Electric Capital Corp. 5.40%,
  1-16-97                                  A-1+        1,000          997,750
 Cargill, Inc. 5.45%, 1-17-97              A-1+          930          927,747
 Ciesco L.P. 5.65%, 1-22-97                A-1+        4,160        4,146,289
 GTE North, Inc. 5.48%, 1-22-97 (c)        A-1+        2,550        2,541,848
                                                                -------------
                                                                   14,514,563
                                                                -------------
TOTAL SHORT-TERM OBLIGATIONS
 (Identified cost $14,514,563)                                     14,514,563
                                                                -------------
TOTAL INVESTMENTS--98.1%
 (Identified cost $145,373,612)                                   169,366,981(a)
 Cash and receivables, less liabilities--1.9%                       3,300,674
                                                                -------------
NET ASSETS--100.0%                                               $172,667,655
                                                                =============


                           INDUSTRY DIVERSIFICATION
                      As a Percentage of Total Value of
                         Total Long-Term Investments
                                 (Unaudited)

Advertising                                        2.5%
Aerospace & Defense                                3.4
Auto & Truck Parts                                 0.6
Autos & Trucks                                     3.4
Banks                                              5.6
Building & Materials                               4.7
Chemical                                           4.0
Commercial Finance                                 0.0
Computer Software & Services                       1.4
Conglomerates                                      4.1
Diversified Financial Services                     3.4
Electrical Equipment                               1.9
Electronics                                        3.6
Engineering & Construction                         1.1
Entertainment, Leisure & Gaming                    3.7
Food                                               2.0
Health Care--Drugs                                 4.0
Insurance                                          4.8
Lodging & Restaurants                              2.1
Miscellaneous                                      1.3
Multi-Industry                                     1.6
Office & Business Equipment                        3.0
Oil                                                1.7
Oil Service & Equipment                            1.4
Publishing, Broadcasting, Printing & Cable         3.7
Real Estate                                       10.9
Retail                                             1.3
Retail--Food                                       2.5
Textile & Apparel                                  5.7
Utility--Electric                                  2.0
Utility--Telephone                                 7.4
Wholesale & Distribution                           1.2
                                                 -----
                                                 100.0%
                                                 =====

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $25,748,811 and gross depreciation of $1,913,191 for income tax purposes. At December 31, 1996, the aggregate cost of securities for federal income tax purposes was $145,531,361.

(b) Non-income producing.

(c) Segregated as collateral for forward currency contracts. At December 31, 1996, these securities amounted to $2,541,848 or 1.5% of net assets.

                      See Notes to Financial Statements


                                     2-27

                             INTERNATIONAL SERIES

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1996

Assets
 Investment securities at value (Identified cost $145,373,612)                           $169,366,981
 Foreign currency at value (Identified cost $2,182,271)                                     2,184,603
 Cash                                                                                          25,516
 Interest and dividends receivable                                                            218,008
 Tax reclaim receivable                                                                        47,888
 Net unrealized appreciation on forward currency contracts                                  1,072,470
                                                                                         ------------
  Total assets                                                                            172,915,466
                                                                                         ------------
Liabilities
 Payable for fund shares repurchased                                                            4,025
 Investment advisory fee                                                                      106,199
 Trustees' fee                                                                                  8,723
 Financial agent fee                                                                            8,046
 Accrued expenses                                                                             120,818
                                                                                         ------------
  Total liabilities                                                                           247,811
                                                                                         ------------
Net Assets                                                                               $172,667,655
                                                                                         ============
Net Assets Consist of:
 Capital paid in on shares of beneficial interest                                        $141,596,053
 Undistributed net investment income                                                        1,390,579
 Accumulated net realized gain                                                              4,614,897
 Net unrealized appreciation                                                               25,066,126
                                                                                         ------------
Net Assets                                                                               $172,667,655
                                                                                         ============
Shares of beneficial interest outstanding, $1 par value, unlimited authorization           11,894,980
                                                                                         ============
Net asset value and offering price per share                                                   $14.52
                                                                                               ======

STATEMENT OF OPERATIONS
For the year ended December 31, 1996

Investment Income
 Dividends                                                                                $ 2,402,413
 Interest                                                                                     690,679
 Foreign taxes withheld                                                                      (237,840)
                                                                                         ------------
  Total investment income                                                                   2,855,252
                                                                                         ------------
Expenses
 Investment advisory fee                                                                    1,167,034
 Financial agent fee                                                                           93,363
 Custodian                                                                                    201,283
 Printing                                                                                      78,728
 Professional                                                                                  30,861
 Trustees                                                                                      18,764
 Miscellaneous                                                                                 26,314
                                                                                         ------------
  Total expenses                                                                            1,616,347
                                                                                         ------------
Net investment income                                                                       1,238,905
                                                                                         ------------
Net Realized and Unrealized Gain (Loss) on Investments
 Net realized gain on securities                                                            9,973,733
 Net realized gain on foreign currency transactions                                         2,075,251
 Net change in unrealized appreciation (depreciation) on investments                       12,109,055
 Net change in unrealized appreciation (depreciation) on foreign currency and foreign
  currency transactions                                                                       962,538
                                                                                         ------------
Net gain on investments                                                                    25,120,577
                                                                                         ------------
Net increase in net assets resulting from operations                                      $26,359,482
                                                                                         ============

                      See Notes to Financial Statements

                                     2-28

                             INTERNATIONAL SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                Year            Year
                                                                                Ended           Ended
                                                                              12/31/96        12/31/95
                                                                          ---------------   ---------------
From Operations
 Net investment income                                                      $  1,238,905    $  1,247,800
 Net realized gain                                                            12,048,984       1,951,578
 Net change in unrealized appreciation (depreciation)                         13,071,593       8,552,168
                                                                            ------------    ------------
 Net increase in net assets resulting from operations                         26,359,482      11,751,546
                                                                            ------------    ------------
From Distributions to Shareholders
 Net investment income                                                        (2,156,537)       (455,953)
 In excess of net investment income                                             (272,380)             --
 Net realized gains                                                           (3,811,548)     (2,629,683)
                                                                            ------------    ------------
 Decrease in net assets from distributions to shareholders                    (6,240,465)     (3,085,636)
                                                                            ------------    ------------
From Share Transactions
 Proceeds from sales of shares (3,516,722 and 3,785,668, respectively)        48,544,295      45,431,812
 Net asset value of shares issued from reinvestment of distributions
  (435,075 and 238,826  shares, respectively)                                  6,240,465       3,085,636
 Cost of shares repurchased (2,645,302 and 4,795,590 shares,
  respectively)                                                              (36,690,696)    (57,355,995)
                                                                            ------------    ------------
 Increase (decrease) in net assets from share transactions                    18,094,064      (8,838,547)
                                                                            ------------    ------------
 Net increase (decrease) in net assets                                        38,213,081        (172,637)
Net Assets
 Beginning of period                                                         134,454,574     134,627,211
                                                                            ------------    ------------
 End of period (including undistributed net investment income of
  $1,390,579 and  $917,632, respectively)                                   $172,667,655    $134,454,574
                                                                            ============    ============

FINANCIAL HIGHLIGHTS
(Selected data for a share outstanding through the indicated period)

                                                         Year Ended December 31,
                                     1996           1995           1994          1993           1992
                                -------------- -------------- ---------------------------- --------------
Net asset value, beginning of
  period                             $12.70         $11.85         $12.21         $8.82         $10.17
Income from investment
  operations
 Net investment income                 0.11(3)        0.12(3)        0.08(3)       0.07(1)(3)     0.09(3)
 Net realized and unrealized
  gain (loss)                          2.25           1.02          (0.07)         3.32          (1.40)
                                   --------       --------       --------       -------        -------
  Total from investment
   operations                          2.36           1.14           0.01          3.39          (1.31)
                                   --------       --------       --------       -------        -------
Less distributions
 Dividends from net investment
  income                              (0.19)         (0.04)         (0.03)           --          (0.04)
 In excess of net investment
  income                              (0.02)            --             --            --             --
 Dividends from net realized
  gains                               (0.33)         (0.25)         (0.34)           --             --
                                   --------       --------       --------       -------        -------
  Total distributions                 (0.54)         (0.29)         (0.37)           --          (0.04)
                                   --------       --------       --------       -------        -------
Change in net asset value              1.82           0.85          (0.36)         3.39          (1.35)
                                   --------       --------       --------       -------        -------
Net asset value, end of period       $14.52         $12.70         $11.85        $12.21         $ 8.82
                                   ========       ========       ========       =======        =======
Total return                          18.65%          9.59%          0.03%        38.44%        -12.89%
Ratio/supplemental data:
Net assets, end of period
  (thousands)                      $172,668       $134,455       $134,627       $61,242        $13,772
Ratio to average of net assets
  of:
 Operating expenses                    1.04%          1.07%          1.10%         1.15%          1.50%
 Net investment income                 0.80%          0.95%          0.64%         0.49%          1.13%
Portfolio turnover rate                 142%           249%           172%          193%            74%
Average commission rate paid(2)     $0.0213            N/A            N/A           N/A            N/A

(1) Includes reimbursement of operating expenses by investment adviser of $0.05.
(2) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for securities trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.
(3) Computed using average shares outstanding.

                      See Notes to Financial Statements

                                     2-29

                               BALANCED SERIES

  Despite increasing interest rates and waning corporate earnings momentum, U.S. stock prices forged higher over this reporting period, fueled by unprecedented cash inflows into equity mutual funds and continued corporate share buybacks. Although this remarkable rally dates back to December 1994, the past year has been one of tremendous rotation among various sectors of the stock market--a manifestation of increasing investor uncertainty over the direction of interest rates and the economy. As measured by the Standard & Poor's 500 Stock Index, the U.S. equity market returned an impressive 23.25% during 1996.

  While it may have been another record year for U.S. equities, the overall bond market produced less than stellar results. For the twelve months ended December 31, 1996, the Lehman Brothers Aggregate Bond Index, an unmanaged gauge of bond market performance, returned a mere 3.63%. Shifting market opinion over the direction of the U.S. economy contributed to much of the volatility in interest rates during this reporting period. As measured by the benchmark 30-year Treasury bond, interest rates started the year at 5.95%, climbed as high as 7.19% in July, and finished 1996 yielding 6.64%. Generally speaking, investors were well rewarded for moving down the credit-risk spectrum last year, as lower-quality bonds generally outperformed higher-quality issues.

  Aided by the long bull market in U.S. stocks, Phoenix Edge Balanced Series posted double-digit gains during this latest fiscal year. For the twelve months ended December 31, 1996, the Fund provided a total return of 10.56%. Despite these respectable results, the Fund trailed its composite benchmark, which returned 14.33% over the same period.* All of these figures assume reinvestment of any distributions, but exclude the effect of sales charges.

  Fund results over this latest reporting cycle were held back primarily because of weakness in some of our technology, consumer cyclical and health care holdings. Positive contributors to performance included excellent stock selection within the energy, consumer staples and basic materials sectors as well as a modest overweighting within the strongly performing capital goods group. Additionally, the portfolio's fixed-income segment continued to outperform its benchmark, the Lehman Brothers Aggregate Bond Index, throughout this reporting period. Our exposure to such non-traditional sectors of the bond market such as taxable municipals, commercial and non-agency residential mortgage-backed securities, and emerging markets debt paid off handsomely during the year.

  As we head into 1997, our near-term outlook calls for continued moderate economic growth, mild inflation and decelerating earnings growth. Given this investment environment, our equity strategy currently emphasizes quality, large-cap growth stocks and focuses on such compelling investment themes as 21st Century Medicine (health care), Hybrid Network (technology) and Deregulating Financial Services (financial services). In terms of our fixed-income allocation, we continue to follow our sector rotation approach, with a strong emphasis on U.S. Treasuries and mortgage-backed securities. As of December 31, 1996, the Fund's asset allocation mix was 57% equity, 38% fixed income and 5% cash equivalents.

*The Balanced Benchmark is calculated by Frank Russell Company based on the performance of the following indexes: 55% S&P 500, 35% Lehman Brothers Aggregate Bond Index and 10% 90-day Treasury Bills.

                                     2-30

                                BALANCED SERIES



--------------------------------------------------------------------------------
[DESCRIPTION OF LINE CHART

                Balanced         Balanced
                Benchmark*       Series
5/1/92          $10,000          $10,000
12/31/92         10,712           10,972
12/31/93         11,702           11,912
12/31/94         11,725           11,579
12/31/95         14,917           14,274
12/31/96         17,056           15,782
--------------------------------------------------------------------------------


Average Annual Total Returns for Periods Ending 12/31/96

                                                   From
                                                Inception
                                                5/1/92 to
                                       1 Year    12/31/96
----------------------------------------------------------
Balanced Series                        10.56%     10.26%
----------------------------------------------------------
Balanced Benchmark*                    14.33%     12.11%
----------------------------------------------------------

This chart assumes an initial gross investment of $10,000 made on 5/1/92 (inception of the Fund). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.
*The Balanced Benchmark is calculated based upon the performance of the following indices: 55% S&P 500/35% Lehman Brothers Aggregate Bond Index/10% 90-day Treasury Bills and is produced by Frank Russell Company.

                           SCHEDULE OF INVESTMENTS
                              December 31, 1996

                                       STANDARD
                                       & POOR'S      PAR
                                        RATING      VALUE
                                      (Unaudited)   (000)        VALUE
                                     ------------  --------  ---------------
U.S. GOVERNMENT AND AGENCY SECURITIES--24.3%
U.S. Treasury Bonds--2.0%
 U.S. Treasury Bonds 6%, '26           AAA         $ 4,595    $  4,180,012
                                                              ------------
U.S. Treasury Notes--19.5%
 U.S. Treasury Notes 6.375%, '99       AAA           3,775       3,808,031
 U.S. Treasury Notes 6.875%, '00       AAA           3,500       3,578,365
 U.S. Treasury Notes 6.625%, '01       AAA           4,400       4,470,123
 U.S. Treasury Notes 6.50%, '05        AAA           3,300       3,319,206
 U.S. Treasury Notes 6.50%, '06        AAA          22,235      22,360,072
 U.S. Treasury Notes 6.875%, '06       AAA           2,150       2,216,515
                                                              ------------
                                                                39,752,312
                                                              ------------
Agency Mortgage-Backed Securities--2.8%
 GNMA 6.50%, '23-'26                   AAA           5,962       5,718,193
                                                              ------------
TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES
(Identified cost $50,088,128)                                   49,650,517
                                                              ------------
NON-CONVERTIBLE BONDS--6.9%
Asset-Backed Securities--1.1%
 Airplanes Pass Through Trust 1D
  10.875%, '19                         BB              150         165,460
 Fleetwood Credit Corp. 96-B, A
  6.90%, '12                           AAA             758         765,746
 Green Tree Financial Corp. 96-2, M1
  7.60%, '27                           AA-             675         677,742
 Green Tree Financial Corp. 96-3, B1
  7.70%, '27                           BBB+            625         629,883
                                                              ------------
                                                                 2,238,831
                                                              ------------
Non-Agency Mortgage-Backed Securities--5.4%
 CS First Boston Mortgage 95-AE1, B
  7.182%, '27                          AA-         $   425    $    423,207
 DLJ Mortgage Acceptance 96-CF1, A1B
  144A 7.58%, '28 (c)                  AAA             400         413,500
 GE Capital Mortgage Service 96-8, M
  7.25%, '26                           AA              249         242,177
 Lehman Commercial Conduit 95-C2, B
  7.184%, '05                          AA              425         426,992
 Merrill Lynch Mortgage, Inc. 95-C2,
  B 7.61%, '21                         AA(d)           223         226,147
 Merrill Lynch Mortgage, Inc. 95-C3,
  B 7.149%, '25                        AA              400         399,000
 Merrill Lynch Mortgage, Inc. 96-C1,
  B 7.42%, '28                         AA              650         657,008
 Nationslink Funding Corp. 96-1, B
  7.69%, '05                           AA              450         466,875
 Residential Asset Securitization
  Trust 96-A8, A1 8%, '26              AAA             671         680,490
 Residential Funding Mortgage 96-S1,
  A11 7.10%, '26                       AAA           1,000         972,969
 Residential Funding Mortgage 96-S4,
  M1 7.25%, '26                        AA              993         964,402
 Residential Funding Mortgage 96-S8,
  A-4 6.75%, '11                       AAA             680         665,435
 Resolution Trust Corp. 93-C1, B
  8.75%, '24                           AA(d)           425         434,695
 Resolution Trust Corp. 95-2, M1
  7.15%, '29                           AA(d)           624         624,729

                      See Notes to Financial Statements

                                     2-31

                               BALANCED SERIES

                                       STANDARD
                                       & POOR'S      PAR
                                        RATING      VALUE
                                      (Unaudited)   (000)        VALUE
                                     ------------  --------  ---------------
Non-Agency Mortgage-Backed Securities--continued
 Resolution Trust Corp. 95-C1, B
  6.90%, '27                           AA(d)       $   525    $   520,242
 Resolution Trust Corp. 95-C2, B
  6.80%, '27                           AA(d)         1,135      1,122,992
 Structured Asset Securities Corp.
  95-C1, C 7.375%, '24                 A               930        929,855
 Structured Asset Securities Corp.
  96-CFL, C 6.525%, '28                A               480        469,200
 TLFC 96-1A, 5.98%, '02                AAA             289        288,738
                                                              -----------
                                                               10,928,653
                                                              -----------
Paper & Forest Products--0.3%
 Buckeye Cellulose Corp. 8.50%, '05    BB-             700        701,750
                                                              -----------
Truckers & Marine--0.1%
 Teekay Shipping Corp. 8.32%, '08      BB              230        230,575
                                                              -----------
TOTAL NON-CONVERTIBLE BONDS
 (Identified cost $14,089,854)                                 14,099,809
                                                              -----------
FOREIGN NON-CONVERTIBLE BONDS--1.0%
Chile--0.2%
 Petropower Funding 144A 7.36%,
  '14 (c)                              BBB             350        334,005
                                                              -----------
Colombia--0.2%
 Financiera Energ. Nacional EMTN Euro
  9%, '99                              BBB-            440        461,450
                                                              -----------
Indonesia--0.2%
 Asia Pulp & Paper Co. Yankee 11.75%,
  '05                                  BB              400        431,000
                                                              -----------
Philippines--0.2%
 Central Bank of Philippines NMB Euro
  6.563%, '05 (e)                      BB              500        491,875
                                                              -----------
Sweden--0.2%
 Astra Overseas Financial 144A 8.75%,
  '03 (c)                              NR              350        354,375
                                                              -----------
TOTAL FOREIGN NON-CONVERTIBLE BONDS
 (Identified cost $2,002,428)                                   2,072,705
                                                              -----------
FOREIGN GOVERNMENT SECURITIES--3.7%
Argentina--0.6%
 Republic of Argentina Bearer FRB
  6.625%, '05 (e)                      BB-           1,078        939,881
 Republic of Argentina Par L-GP
  5.25%, '23 (e)                       BB-             500        318,750
                                                              -----------
                                                                1,258,631
                                                              -----------
Brazil--0.4%
 Republic of Brazil C Bond, PIK
  interest capitalization, 8%, '14
  (e)                                  B+              732        544,197
 Republic of Brazil DCB-L Euro
  6.563%, '12 (e)                      B+              500        379,063
                                                              -----------
                                                                  923,260
                                                              -----------
Colombia--0.8%
 Republic of Colombia 7.25%, '03       BBB-            500        483,880
 Republic of Colombia Euro 9%, '97     BBB-            700        705,544
 Republic of Colombia Yankee 7.25%,
  '04                                  BBB-            475        463,125
                                                              -----------
                                                                1,652,549
                                                              -----------
Croatia--0.3%
 Croatia Series B 6.688%, '06 (e)      NR              600        584,625
                                                              -----------
Mexico--0.7%
 United Mexican States 144A 7.563%,
  '01 (c)(e)                           Baa(d)      $   400    $   400,940
 United Mexican States Discount A
  6.453%, '19 (e)(f)                   BB              325        280,313
 United Mexican States Euro D 6.352%,
  '19 (e)(f)                           BB              250        215,625
 United Mexican States Series A Euro
  6.25%, '19 (f)                       BB              300        220,125
 United Mexican States Series B Euro
  6.25%, '19 (f)                       BB              350        256,813
                                                              -----------
                                                                1,373,816
                                                              -----------
Panama--0.6%
 Republic of Panama PDI 144A,
  PIK interest capitalization,
  6.75%, '16 (c)(e)                    NR            1,470      1,164,949
                                                              -----------
Poland--0.3%
 Poland Discount Euro 6.50%, '24 (e)   BBB-            600        583,500
                                                              -----------
TOTAL FOREIGN GOVERNMENT SECURITIES
 (Identified cost $6,892,374)                                   7,541,330
                                                              -----------
MUNICIPAL BONDS--2.2%
California--1.0%
 Kern County Pension Obligation
   Taxable 7.26%, '14                   AAA             420       413,977
 Long Beach Pension Obligation
  Taxable 6.87%, '06                   AAA             230        230,522
 Orange County Pension Series A
  Taxable 7.62%, '08                   AAA             650        676,345
 San Bernardino County Obligation
  Revenue Taxable 6.87%, '08           AAA             110        109,197
 San Bernardino County Obligation
  Revenue Taxable 6.94%, '09           AAA             300        298,977
 Ventura County Pension Taxable
  6.54%, '05                           AAA             260        256,071
                                                              -----------
                                                                1,985,089
                                                              -----------
Florida--0.8%
 Dade County Ed. Facs. Authority
  5.75%, '20                           AAA             145        146,781
 Miami Beach Special Obligation
  Taxable 8.60%, '21                   AAA             875        957,661
 University Miami Exchange Revenue A
  Taxable 7.65%, '20                   AAA             535        539,992
                                                              -----------
                                                                1,644,434
                                                              -----------
Virginia--0.4%
 Newport News Taxable Series B 7.05%,
  '25                                  AA-           1,000        942,860
                                                              -----------
TOTAL MUNICIPAL BONDS
 (Identified cost $4,609,830)                                   4,572,383
                                                              -----------
                                                   SHARES
                                                  --------
COMMON STOCKS--55.9%
Aerospace & Defense--1.8%
 Boeing Co.                                         15,100      1,606,262
 United Technologies Corp.                          31,200      2,059,200
                                                              -----------
                                                                3,665,462
                                                              -----------
Autos & Trucks--0.2%
 Chrysler Corp.                                     11,800        389,400
                                                              -----------

                      See Notes to Financial Statements

                                     2-32

                               BALANCED SERIES

                                              SHARES       VALUE
                                             --------  ---------------
Banks--2.2%
 BankAmerica Corp.                            12,400  $     1,236,900
 Chase Manhattan Corp.                        11,400        1,017,450
 Citicorp                                     10,000        1,030,000
 Mellon Bank Corp.                            11,300          802,300
 Nationsbank Corp.                             4,300          420,325
                                                        -------------
                                                            4,506,975
                                                        -------------
Beverages--1.7%
 Coca-Cola Co.                                20,900        1,099,862
 PepsiCo, Inc.                                76,300        2,231,775
 Seagram Ltd.                                  5,100          197,625
                                                        -------------
                                                            3,529,262
                                                        -------------
Chemical--1.7%
 Du Pont (E.I.) de Nemours & Co.              15,200        1,434,500
 Monsanto Co.                                 43,000        1,671,625
 Philip Environmental, Inc. (b)               30,000          435,000
                                                        -------------
                                                            3,541,125
                                                        -------------
Computer Software & Services--2.7%
 Computer Associates International, Inc.      29,400        1,462,650
 First Data Corp.                             36,000        1,314,000
 Microsoft Corp. (b)                          13,500        1,115,438
 Oracle Corp. (b)                             40,000        1,670,000
                                                        -------------
                                                            5,562,088
                                                        -------------
Conglomerates--2.0%
 AlliedSignal, Inc.                           14,900          998,300
 Thermo Electron Corp. (b)                    11,000          453,750
 Tyco International Ltd.                      50,100        2,649,038
                                                        -------------
                                                            4,101,088
                                                        -------------
Cosmetics & Soaps--2.1%
 Colgate Palmolive Co.                         6,800          627,300
 Gillette Co.                                 18,500        1,438,375
 Procter & Gamble Co.                         19,900        2,139,250
                                                        -------------
                                                            4,204,925
                                                        -------------
Diversified Financial Services--3.3%
 Conseco, Inc.                                24,900        1,587,375
 First USA, Inc.                              48,900        1,693,163
 MBNA Corp.                                   16,000          664,000
 T. Rowe Price Associates                     28,350        1,233,225
 Travelers Group, Inc.                        33,433        1,517,022
                                                        -------------
                                                            6,694,785
                                                        -------------
Diversified Miscellaneous--0.5%
 Minnesota Mining & Manufacturing Co.         11,200          928,200
                                                        -------------
Electrical Equipment--1.6%
 Emerson Electric Co.                          2,400          232,200
 General Electric Co.                         21,100        2,086,262
 Westinghouse Electric Corp.                  45,000          894,375
                                                        -------------
                                                            3,212,837
                                                        -------------
Electronics--3.0%
 Intel Corp.                                  23,800        3,116,313
 Micron Technology, Inc.                      14,600          425,225
 Perkin Elmer Corp.                           17,200        1,012,650
 Texas Instruments, Inc.                       9,200          586,500
 3Com Corp. (b)                               13,300          975,888
                                                        -------------
                                                            6,116,576
                                                        -------------
Entertainment, Leisure & Gaming--0.5%
 Walt Disney Co.                              13,500          939,937
                                                        -------------
Food--1.1%
 Campbell Soup Co.                            12,000  $       963,000
 Hudson Foods, Inc. Class A                   65,700        1,248,300
                                                        -------------
                                                            2,211,300
                                                        -------------
Healthcare--Diversified--1.6%
 American Home Products Corp.                 21,500        1,260,438
 Bristol-Myers Squibb Co.                     15,300        1,663,875
 Warner-Lambert Co.                            5,400          405,000
                                                        -------------
                                                            3,329,313
                                                        -------------
Healthcare--Drugs--2.2%
 Amgen, Inc. (b)                              13,500          734,062
 Lilly (Eli) & Co.                             5,400          394,200
 Merck & Co., Inc.                            25,600        2,028,800
 Pfizer, Inc.                                 17,000        1,408,875
                                                        -------------
                                                            4,565,937
                                                        -------------
Hospital Management & Services--1.1%
 Columbia/HCA Healthcare Corp.                55,000        2,241,250
                                                        -------------
Household Furnishings & Appliances--0.9%
 Sunbeam Corp., Inc.                          75,300        1,938,975
                                                        -------------
Insurance--2.5%
 Allstate Corp.                               36,400        2,106,650
 American International Group, Inc.           12,000        1,299,000
 Chubb Corp.                                   7,600          408,500
 ITT Hartford Group, Inc. (b)                  4,000          270,000
 TIG Holdings, Inc.                           31,600        1,070,450
                                                        -------------
                                                            5,154,600
                                                        -------------
Lodging & Restaurants--0.9%
 Hilton Hotels Corp.                          74,000        1,933,250
                                                        -------------
Machinery--0.5%
 Deere & Co.                                  23,900          970,937
                                                        -------------
Medical Products & Supplies--1.2%
 Abbott Laboratories                           7,500          380,625
 Boston Scientific Corp. (b)                  18,000        1,080,000
 Johnson & Johnson                            20,000          995,000
                                                        -------------
                                                            2,455,625
                                                        -------------
Natural Gas--2.1%
 Apache Corp.                                 23,100          817,162
 Columbia Gas System, Inc.                     9,600          610,800
 Consolidated Natural Gas Co.                 14,600          806,650
 Enron Corp.                                  47,800        2,061,375
                                                        -------------
                                                            4,295,987
                                                        -------------
Office & Business Equipment--2.5%
 International Business Machines Corp.        16,500        2,491,500
 Sun Microsystems, Inc. (b)                   67,200        1,726,200
 Xerox Corp.                                  16,200          852,525
                                                        -------------
                                                            5,070,225
                                                        -------------
Oil--2.5%
 Chevron Corp.                                25,300        1,644,500
 Exxon Corp.                                  13,000        1,274,000
 Mobil Corp.                                   1,800          220,050
 Noble Affiliates, Inc.                       39,800        1,905,425
                                                        -------------
                                                            5,043,975
                                                       --------------

                      See Notes to Financial Statements

                                     2-33

                               BALANCED SERIES

                                              SHARES       VALUE
                                             --------  ---------------
Oil Service & Equipment--4.1%
 Noble Drilling Corp. (b)                     95,700    $  1,902,037
 Schlumberger Ltd.                            10,100       1,008,738
 Seacor Holdings, Inc. (b)                    32,900       2,072,700
 Transocean Offshore, Inc.                    20,000       1,252,500
 Western Atlas, Inc. (b)                      30,500       2,161,688
                                                        ------------
                                                           8,397,663
                                                        ------------
Pollution Control--0.7%
 Republic Industries, Inc. (b)                13,500         421,031
 U.S.A. Waste Services, Inc. (b)              32,300       1,029,562
                                                        ------------
                                                           1,450,593
                                                        ------------
Professional Services--2.0%
 Cognizant Corp.                              36,000       1,188,000
 Corrections Corporation of America (b)       20,000         612,500
 HFS, Inc. (b)                                22,400       1,338,400
 Marsh & McLennan Cos., Inc.                   9,000         936,000
                                                        ------------
                                                           4,074,900
                                                        ------------
Publishing, Broadcasting, Printing & Cable--0.2%
 New York Times Co.                           13,000         494,000
                                                        ------------
Real Estate Investment Trusts--0.2%
 Redwood Trust, Inc.                          11,200         417,200
                                                        ------------
Retail--2.1%
 Office Depot, Inc. (b)                       20,000         355,000
 Sears Roebuck & Co.                          30,000       1,383,750
 Staples, Inc. (b)                            54,000         975,375
 TJX Companies, Inc.                          31,600       1,497,050
                                                        ------------
                                                           4,211,175
                                                        ------------
Retail--Food--1.0%
 Safeway, Inc. (b)                            50,000       2,137,500
                                                        ------------
Telecommunications Equipment--2.0%
 Cisco Systems, Inc. (b)                      60,000       3,817,500
 Lucent Technologies, Inc.                     4,200         194,250
                                                        ------------
                                                           4,011,750
                                                        ------------
Textile & Apparel--0.8%
 Nike, Inc. Class B                           26,000       1,553,500
                                                        ------------
Utility--Telephone--0.4%
 Ameritech Corp.                               7,300         442,562
 Bell Atlantic Corp.                           6,700         433,825
                                                        ------------
                                                             876,387
                                                        ------------
TOTAL COMMON STOCKS
 (Identified cost $103,215,557)                         $114,228,702
                                                        ------------
FOREIGN COMMON STOCKS--1.0%
Oil--1.0%
 British Petroleum PLC ADR (United Kingdom)    6,100         862,387
 Royal Dutch Petroleum Co. ADR NY Registered
  Shares (Netherlands)                         6,200       1,058,650
                                                        ------------
                                                           1,921,037
                                                        ------------
TOTAL FOREIGN COMMON STOCKS
 (Identified cost $1,803,661)                              1,921,037
                                                        ------------
TOTAL LONG-TERM INVESTMENTS--95.0%
 (Identified cost $182,701,832)                          194,086,483
                                                        ------------


                                         STANDARD
                                         & POOR'S     PAR
                                          RATING     VALUE
                                       (Unaudited)   (000)        VALUE
                                       ------------  ------- ---------------
SHORT-TERM OBLIGATIONS--4.4%
Commercial Paper--3.3%
 Cargill, Inc. 6.95%, 1-2-97               A-1+      $  165   $    164,968
 Abbott Laboratories 5.42%, 1-7-97         A-1+       1,530      1,528,618
 Bellsouth Capital Funding Corp.
  5.40%, 1-14-97                           A-1+       2,500      2,495,125
 Southwestern Bell Telephone Co.
  5.34%, 2-18-97                           A-1+       2,525      2,505,752
                                                              ------------
                                                                 6,694,463
                                                              ------------
Federal Agency Securities--1.1%
 Federal Home Loan Mortgage Corp. 5.29%,  1-14-97     2,195      2,190,807
                                                              ------------
TOTAL SHORT-TERM OBLIGATIONS
 (Identified cost $8,886,540)                                    8,885,270
                                                              ------------
TOTAL INVESTMENTS--99.4%
 (Identified cost $191,588,372)                                202,971,753(a)
 Cash and receivables, less liabilities--0.6%                    1,313,479
                                                              ------------
NET ASSETS--100.0%                                            $204,285,232
                                                              ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $13,992,659 and gross depreciation of $2,784,718 for income tax purposes. At December 31, 1996, the aggregate cost of securities for federal income tax purposes was $191,763,812.
(b) Non-income producing.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1996, these securities amounted to a value of $2,667,769 or 1.3% of net assets.
(d) As rated by Moody's, Fitch or Duff & Phelps.
(e) Variable or step coupon bond; interest rate shown reflects the rate currently in effect.
(f) Rights incorporated as a unit.

                      See Notes to Financial Statements

                                     2-34

                               BALANCED SERIES

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1996

Assets
 Investment securities at value (Identified cost $191,588,372)                           $202,971,753
 Cash                                                                                          97,977
 Interest and dividends receivable                                                          1,404,630
 Receivable for investment securities sold                                                      1,107
                                                                                         ------------
  Total assets                                                                            204,475,467
                                                                                         ------------
Liabilities
 Payable for fund shares repurchased                                                           12,117
 Payable for investment securities purchased                                                   10,890
 Investment advisory fee                                                                       95,346
 Financial agent fee                                                                           10,401
 Trustees' fee                                                                                  7,941
 Accrued expenses                                                                              53,540
                                                                                         ------------
  Total liabilities                                                                           190,235
                                                                                         ------------
Net Assets                                                                               $204,285,232
                                                                                         ============
Net Assets Consist of:
 Capital paid in on shares of beneficial interest                                        $186,762,034
 Undistributed net investment income                                                          351,214
 Accumulated net realized gain                                                              5,788,603
 Net unrealized appreciation                                                               11,383,381
                                                                                         ------------
Net Assets                                                                               $204,285,232
                                                                                         ============
Shares of beneficial interest outstanding, $1 par value, unlimited authorization           16,941,850
                                                                                         ============
Net asset value and offering price per share                                                   $12.06
                                                                                               ======

STATEMENT OF OPERATIONS
For the year ended December 31, 1996

Investment Income
 Interest                                                                                 $ 5,995,642
 Dividends                                                                                  1,161,737
                                                                                         ------------
  Total investment income                                                                   7,157,379
                                                                                         ------------
Expenses
 Investment advisory fee                                                                    1,089,976
 Financial agent fee                                                                          118,907
 Custodian                                                                                     34,584
 Printing                                                                                      55,128
 Professional                                                                                  25,334
 Trustees                                                                                      17,873
 Miscellaneous                                                                                  8,802
                                                                                         ------------
  Total expenses                                                                            1,350,604
                                                                                         ------------
Net investment income                                                                       5,806,775
                                                                                         ------------
Net Realized and Unrealized Gain (Loss) on Investments
 Net realized gain on securities                                                           16,867,817
 Net change in unrealized appreciation (depreciation) on investments                       (2,671,304)
                                                                                         ------------
Net gain on investments                                                                    14,196,513
                                                                                         ------------
Net increase in net assets resulting from operations                                      $20,003,288
                                                                                         ============

                      See Notes to Financial Statements

                                     2-35

                               BALANCED SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                Year            Year
                                                                                Ended           Ended
                                                                              12/31/96        12/31/95
                                                                          ---------------   ---------------
From Operations
 Net investment income                                                      $  5,806,775    $  5,964,289
 Net realized gain                                                            16,867,817      17,178,873
 Net change in unrealized appreciation (depreciation)                         (2,671,304)     13,277,376
                                                                            ------------    ------------
 Net increase in net assets resulting from operations                         20,003,288      36,420,538
                                                                            ------------    ------------
From Distributions to Shareholders
 Net investment income                                                        (5,536,811)     (6,004,047)
 Net realized gains                                                          (18,064,626)     (3,833,294)
                                                                            ------------    ------------
 Decrease in net assets from distributions to shareholders                   (23,601,437)     (9,837,341)
                                                                            ------------    ------------
From Share Transactions
 Proceeds from sales of shares (2,805,856 and 2,915,001 shares,
  respectively)                                                               34,642,833      33,778,188
 Net asset value of shares issued from reinvestment of distributions
  (1,949,091 and 828,862 shares, respectively)                                23,601,437       9,837,341
 Cost of shares repurchased (3,529,372 and 3,333,135 shares,
  respectively)                                                              (43,662,808)    (38,002,038)
                                                                            ------------    ------------
 Increase in net assets from share transactions                               14,581,462       5,613,491
                                                                            ------------    ------------
 Net increase in net assets                                                   10,983,313      32,196,688
Net Assets
 Beginning of period                                                         193,301,919     161,105,231
                                                                            ------------    ------------
 End of period (including undistributed net investment income of $351,214
   and $74,806, respectively)                                               $204,285,232    $193,301,919
                                                                            ============    ============

FINANCIAL HIGHLIGHTS
(Selected data for a share outstanding throughout the indicated period)

                                                                                               From Inception
                                                                                                   5/1/92
                                                     Year Ended December 31,                         to
                                         1996          1995           1994           1993         12/31/92
                                     -----------  -------------- -------------- -------------- --------------
Net asset value, beginning of
  period                                 $12.30        $10.53         $11.31         $10.77         $10.00
Income from investment operations
 Net investment income                     0.36          0.40(3)        0.38(2)(3)     0.32(2)(3)     0.19(3)
 Net realized and unrealized gain
  (loss)                                   0.89          2.02          (0.70)          0.60           0.77
                                       --------      --------       --------       --------        -------
  Total from investment operations         1.25          2.42          (0.32)          0.92           0.96
                                       --------      --------       --------       --------        -------
Less distributions
 Dividends from net investment
  income                                  (0.35)        (0.40)         (0.36)         (0.32)         (0.19)
 Dividends from net realized gains        (1.14)        (0.25)         (0.10)         (0.06)            --
                                       --------      --------       --------       --------        -------
  Total distributions                     (1.49)        (0.65)         (0.46)         (0.38)         (0.19)
                                       --------      --------       --------       --------        -------
Change in net asset value                 (0.24)         1.77          (0.78)          0.54           0.77
                                       --------      --------       --------       --------        -------
Net asset value, end of period           $12.06        $12.30         $10.53         $11.31         $10.77
                                       ========      ========       ========       ========        =======
Total return                              10.56%        23.28%         -2.80%          8.57%          9.72%(5)
Ratios/supplemental data:
Net assets, end of period
  (thousands)                          $204,285      $193,302       $161,105       $158,144        $54,467
Ratio to average net assets of:
 Operating expenses                        0.68%         0.65%(4)       0.69%          0.70%          0.50%(1)
 Net investment income                     2.93%         3.44%          3.44%          3.16%          3.59%(1)
Portfolio turnover rate                     229%          223%           171%           161%           110%(1)
Average commission rate paid(6)         $0.0641           N/A            N/A            N/A            N/A

(1) Annualized
(2) Includes reimbursement of operating expenses by investment adviser of $0.001 and $0.001 per share, respectively.
(3) Computed using average shares outstanding.
(4) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(5) Not annualized
(6) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for securities trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.

                      See Notes to Financial Statements


                                     2-36

                              REAL ESTATE SERIES

  The real estate markets continued to stabilize over the last twelve months. Leasing activity, rents, and market values all moved ahead as the economy continued to improve and construction activity on a national basis supplied less space than required by increased demand. Transaction prices in the private real estate markets shot up, with capitalization rates falling by at least one-half of a percentage point. In some regions, market prices on existing properties are beginning to approach replacement cost, leading to investor concerns of overbuilding in some sectors.

  Performance by property type has varied considerably over this reporting period. The apartment sector, which enjoyed the recovery in advance of most other property types, has experienced more modest rental rate growth as market vacancy rates have reached equilibrium. In the office sector, we continued to see declines in vacancy rates--at least a 2% drop in 1996--and strong gains in rental rates. Concerns about oversupply in the retail sector have reduced investor demand for that product. However, construction in this sector has finally slowed and there has been increased interest in certain categories, namely regional malls and anchored community centers. Full-service hotels have seen limited new construction, continued strong demand, and very high occupancy levels. By comparison, economy hotels are experiencing significant overbuilding and accompanying deterioration in occupancy levels and room rates.

  REITs posted very strong results over the past year. The best performing property sectors during this period were office and hotel REITs. However, all sectors other than the outlet center REITs generated very attractive returns. Stock prices were propelled upward by strong growth in funds from operations resulting from positive trends in occupancy levels and rental rates and by expanding market capitalizations generated from both significant capital inflow and aggressive acquisition programs.

  The real estate securities market has continued to expand at a dramatic pace, notwithstanding the modest volume of IPOs during the year. Growth has been driven both by strong performance of the held assets and by an active secondary market. During the year, there were 83 equity offerings raising a total of $8.4 billion. In addition, unsecured debt offerings raised another $4.2 billion.

  Phoenix Edge Real Estate Series posted a strong 33.09% return for the twelve months ended December 31, 1996. During the same period, the NAREIT Equity Index posted a total return of 35.25%. All of these figures assume reinvestment of any distributions, but exclude the effect of sales charges.

  The Fund's investment strategy is to focus on market sectors which have strong underlying fundamentals and prospects for growth in excess of market averages over the intermediate and long-term. We also look for sectors that are significantly undervalued on a risk-adjusted basis. Three of the targeted sectors are apartment, hotel, and office/industrial REITs.

  The Fund has been consistently overweighted in the apartment sector, which we believe will offer stable earnings growth and reduced risk. The apartment REITs as a group have had strong earnings growth over the last two years, yet their stock prices have failed to keep pace with the broader REIT averages due to investor fears of overbuilding.

  We have also been significantly overweighted in the hotel sector, which has posted very strong returns over the reporting period. Our outlook for hotels remains positive, given the limited amount of new construction in the full service sector which comprises the bulk of the product held by the REITs represented in the Fund.

  Finally, the Fund has had an increasing allocation to the office/industrial sector, which participated in the overall real estate recovery later than other property types and has strong upside potential. Office/industrial REITs were among the top performers in 1996.

  The Fund has maintained a neutral posture with respect to regional mall REITs, which significantly outperformed last year. At the same time, we remained underweighted in strip retail REITs because of concerns with respect to underlying market fundamentals. Strip retail REITs generated market-based returns during the last twelve months.

  Looking ahead, we anticipate continued strong performance in the REIT market for a number of reasons. First, the underlying markets are continuing to strengthen and, with construction levels lower than projected demand in nearly all property types, the outlook remains very positive. Second, there is increasing interest by both individual and institutional investors in REIT stocks. We attribute this to increased liquidity, attractive current yields and the enhanced diversification benefits provided by these secu-

                                     2-37

                              REAL ESTATE SERIES

rities. Lastly, the increases in REIT prices experienced during 1996 have been more or less in line with the increases in funds from operation, and accordingly, multiples have not been driven up in line with the broader markets.

  Over the long-term, we expect to see continued growth in total market capitalization, although limited if any growth in the numbers of companies as focus on efficiencies of scale leads to more mergers and larger companies. Nineteen companies today have market capitalizations in excess of $1 billion. We expect that number will grow to as many as forty companies by the year 2000. The Fund will attempt to take advantage of this trend by focusing on market dominant companies that have the potential to significantly increase in size because they are positioned to acquire smaller private and public companies. We will also continue to look for smaller undervalued companies that are attractive takeover candidates for some of the larger REITs.


--------------------------------------------------------------------------------
[DESCRIPTION OF LINE CHART

                 Real Estate
                 Series           NAREIT*
5/1/95           $10,000          $10,000
12/31/95          11,779           11,548
12/31/96          15,677           15,618
--------------------------------------------------------------------------------


Average Annual Total Returns for Periods Ending 12/31/96

                                                   From
                                                Inception
                                                5/1/95 to
                                       1 Year    12/31/96
----------------------------------------------------------
Real Estate Series                     33.09%     30.87%
----------------------------------------------------------
NAREIT Equity Index*                   35.25%     30.58%
----------------------------------------------------------

 This chart assumes an initial gross investment of $10,000 made on 5/1/95 (inception of the Fund). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.
*The National Association of Real Estate Investment Trusts (NAREIT) Equity
 Index is a commonly used, unmanaged indicator of REIT performance.

                           SCHEDULE OF INVESTMENTS
                              December 31, 1996

                                             SHARES           VALUE
                                         --------------- ----------------
COMMON STOCKS--95.0%
REAL ESTATE INVESTMENT TRUSTS--91.1%
COMMERCIAL--23.6%
Office/Industrial--17.0%
 Arden Realty Group, Inc.                     3,800         $  105,450
 Beacon Properties Corp.                      8,900            325,962
 Cali Realty Corp.                            4,900            151,287
 CarrAmerica Realty Corp.                     7,800            228,150
 Duke Realty Investments, Inc.               18,400            708,400
 Highwoods Properties, Inc.                  28,600            965,250
 Spieker Properties, Inc.                    22,900            824,400
 Weeks Corp.                                 16,300            541,975
                                                           -----------
                                                             3,850,874
                                                           -----------
Storage--6.6%
 Public Storage, Inc.                        22,300            691,300
 Shurgard Storage Centers, Inc.               9,300            275,512
 Storage USA, Inc.                           14,300            538,038
                                                           -----------
                                                             1,504,850
                                                           -----------
Total Commercial                                             5,355,724
                                                           -----------
HEALTH CARE--5.6%
 Health Care Properties Inv., Inc.           15,500            542,500
 Nationwide Health Properties, Inc.          30,400            737,200
                                                           -----------
                                                             1,279,700
                                                           -----------
RESIDENTIAL--29.8%
Apartments--26.0%
 Avalon Properties, Inc.                     15,100            434,125
 Bay Apartments Communities, Inc.            18,300            658,800
 Camden Property Trust                       11,700            334,913
 Columbus Realty Trust                        7,600            172,900
 Equity Residential Properties Trust         16,100            664,125
 Evans Withycombe Residential, Inc.          25,400            533,400
 Irvine Apartment Communities, Inc.          21,600            540,000
 Merry Land & Investment Co.                 34,500            741,750
 Oasis Residential, Inc.                     19,000            432,250
 Post Properties, Inc.                       17,800            716,450
 United Dominion Realty Trust                43,100            668,050
                                                           -----------
                                                             5,896,763
                                                           -----------
Manufactured Homes--3.8%
 Manufactured Home Communities               15,800            367,350
 Sun Communities, Inc.                       14,400            496,800
                                                           -----------
                                                               864,150
                                                           -----------
Total Residential                                            6,760,913
                                                           -----------
RETAIL--32.1%
Community/Neighborhood--9.1%
 Developers Diversified Realty Corp.         14,600            542,025
 Federal Realty Investment Trust             14,300            387,887
 Kimco Realty Corp.                          12,500            435,938
 Regency Realty Corp.                         5,900            154,875
 Vornado Realty Trust                        10,400            546,000
                                                           -----------
                                                             2,066,725
                                                           -----------
Factory Outlet--2.0%
 Chelsea G.C.A. Realty, Inc.                 13,200            457,050
                                                           -----------
Hotels--13.4%
 Capstar Hotel Company (b)                   25,800            506,325
 FelCor Suite Hotels, Inc.                   23,500            831,312
 Patriot American Hospitality, Inc.          22,300            961,688
 Starwood Lodging Trust                      13,400            738,675
                                                           -----------
                                                             3,038,000
                                                           -----------

                      See Notes to Financial Statements

                                     2-38

REAL ESTATE SERIES

                                   SHARES       VALUE
                                   -------- -------------
Regional Mall--7.6%
 Rouse Co.                          8,000    $   254,000
 Simon DeBartolo Group, Inc.       23,096        715,976
 Taubman Centers, Inc.             51,400        661,775
 The Macerich Co.                   3,900        101,888
                                              ----------
                                               1,733,639
                                              ----------
Total Retail                                   7,295,414
                                              ----------
TOTAL REAL ESTATE INVESTMENT TRUSTS
 (Identified cost $16,370,698)                20,691,751
                                              ----------
REAL ESTATE OPERATING COMPANIES--3.9%
Hotels--3.9%
 Host Marriott Corp. (b)           44,800        716,800
 Interstate Hotels Company (b)      4,000        113,000
 Red Roof Inns, Inc. (b)            3,400         52,700
                                              ----------
                                                 882,500
                                              ----------
TOTAL REAL ESTATE OPERATING COMPANIES
 (Identified cost $788,346)                      882,500
                                              ----------
TOTAL COMMON STOCKS
 (Identified cost $17,159,044)                21,574,251
                                              ----------


                                        STANDARD
                                        & POOR'S      PAR
                                         RATING      VALUE
                                      (Unaudited)    (000)         VALUE
                                      ------------  --------- ----------------
SHORT-TERM OBLIGATIONS--5.9%
Commercial Paper--3.3%
 Ameritech Capital Funding 6.25%,
  1-2-97                                  A-1+        $470      $   469,918
 Campbell Soup Co. 6.75%, 1-2-97          A-1+         280          279,948
                                                               ------------
                                                                    749,866
                                                               ------------
Federal Agency Securities--2.6%
 Federal Home Loan Mortgage Corp. 5.42%,  1-22-97      585          583,150
                                                               ------------
TOTAL SHORT-TERM OBLIGATIONS
 (Identified cost $1,333,016)                                     1,333,016
                                                               ------------
TOTAL INVESTMENTS--100.9%
 (Identified cost $18,492,060)                                   22,907,267(a)
 Cash and receivables, less liabilities--(0.9)%                    (197,507)
                                                               ------------
NET ASSETS--100.0%                                              $22,709,760
                                                               ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $4,419,211 and gross depreciation of $4,004 for income tax purposes. At December 31, 1996, the aggregate cost of securities for federal income tax purposes was $18,492,060.
(b) Non-income producing.

                      See Notes to Financial Statements

                                     2-39

                              REAL ESTATE SERIES

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1996

Assets
 Investment securities at value (Identified cost $18,492,060)                            $22,907,267
 Cash                                                                                          1,172
 Receivable for investment securities sold                                                   148,032
 Interest and dividends receivable                                                           108,273
 Receivable for fund shares sold                                                              65,426
                                                                                          ----------
  Total assets                                                                            23,230,170
                                                                                          ----------
Liabilities
 Payable for investment securities purchased                                                 463,909
 Investment advisory fee                                                                      21,208
 Trustees' fee                                                                                 7,559
 Financial agent fee                                                                           1,013
 Accrued expenses                                                                             26,721
                                                                                          ----------
  Total liabilities                                                                          520,410
                                                                                          ----------
Net Assets                                                                               $22,709,760
                                                                                          ==========
Net Assets Consist of:
 Capital paid in on shares of beneficial interest                                        $18,162,625
 Undistributed net investment income                                                           8,742
 Accumulated net realized gain                                                               123,186
 Net unrealized appreciation                                                               4,415,207
                                                                                          ----------
Net Assets                                                                               $22,709,760
                                                                                          ==========
Shares of beneficial interest outstanding, $1 par value, unlimited authorization           1,585,644
                                                                                          ==========
Net asset value and offering price per share                                                  $14.32
                                                                                              ======

STATEMENT OF OPERATIONS
For the year ended December 31, 1996

Investment Income
 Dividends                                                                                  $645,491
 Interest                                                                                     16,241
                                                                                          ----------
  Total investment income                                                                    661,732
                                                                                          ----------
Expenses
 Investment advisory fee                                                                      92,546
 Financial agent fee                                                                           7,404
 Printing                                                                                     21,801
 Trustees                                                                                     18,641
 Professional                                                                                 18,309
 Custodian                                                                                    10,810
 Miscellaneous                                                                                 6,369
 Expenses borne by investment adviser                                                        (52,485)
                                                                                          ----------
  Total expenses                                                                             123,395
                                                                                          ----------
Net investment income                                                                        538,337
                                                                                          ----------
Net Realized and Unrealized Gain (Loss) on Investments
 Net realized gain on securities                                                             357,371
 Net change in unrealized appreciation (depreciation) on investments                       3,569,257
                                                                                          ----------
Net gain on investments                                                                    3,926,628
                                                                                          ----------
Net increase in net assets resulting from operations                                      $4,464,965
                                                                                          ==========

                      See Notes to Financial Statements

                                     2-40

                              REAL ESTATE SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                Year       From Inception
                                                                               Ended         5/1/95 to
                                                                              12/31/96        12/31/95
                                                                          --------------   ----------------
From Operations
 Net investment income                                                      $   538,337      $  215,523
 Net realized gain                                                              357,371          44,211
 Net change in unrealized appreciation (depreciation)                         3,569,257         845,950
                                                                            -----------      ----------
 Net increase in net assets resulting from operations                         4,464,965       1,105,684
                                                                            -----------      ----------
From Distributions to Shareholders
 Net investment income                                                         (529,595)       (215,523)
 Net realized gains                                                            (234,185)        (44,211)
 Tax return of capital                                                               --         (19,252)
 Distribution in excess of net realized gains                                        --             (80)
                                                                            -----------      ----------
  Decrease in net assets from distributions to shareholders                    (763,780)       (279,066)
                                                                            -----------      ----------
From Share Transactions
 Proceeds from sales of shares (1,121,196 and 784,136 shares,
  respectively)                                                              14,117,141       8,019,985
 Net asset value of shares issued from reinvestment of distributions
   (59,531 and 25,636 shares, respectively)                                     763,780         279,066
 Cost of shares repurchased (342,758 and 62,097 shares, respectively)        (4,344,888)       (653,127)
                                                                            -----------      ----------
 Increase in net assets from share transactions                              10,536,033       7,645,924
                                                                            -----------      ----------
 Net increase in net assets                                                  14,237,218       8,472,542
Net Assets
 Beginning of period                                                          8,472,542               0
                                                                            -----------      ----------
 End of period (including undistributed net investment income of $8,742
  and $0, respectively)                                                     $22,709,760      $8,472,542
                                                                            ===========      ==========

FINANCIAL HIGHLIGHTS
(Selected data for a share outstanding throughout the indicated period)

                                                                                Year      From Inception
                                                                               Ended        5/1/95 to
                                                                              12/31/96       12/31/95
                                                                          -------------- --------------
Net asset value, beginning of period                                           $11.33         $10.00
Income from investment operations
 Net investment income                                                           0.50(3)        0.33(3)
 Net realized and unrealized gain                                                3.14           1.42
                                                                              -------         ------
  Total from investment operations                                               3.64           1.75
                                                                              -------         ------
Less distributions
 Dividends from net investment income                                           (0.50)         (0.33)
 Dividends from net realized gains                                              (0.15)         (0.06)
 Tax return of capital                                                             --          (0.03)
                                                                              -------         ------
  Total distributions                                                           (0.65)         (0.42)
                                                                              -------         ------
Change in net asset value                                                        2.99           1.33
                                                                              -------         ------
Net asset value, end of period                                                 $14.32         $11.33
                                                                              =======         ======

Total return                                                                    33.09%         17.79%(2)
Ratios/supplemental data:
Net assets, end of period (thousands)                                         $22,710         $8,473
Ratio to average net assets of:
 Operating expenses                                                              1.00%          1.00%(1)
 Net investment income                                                           4.36%          4.80%(1)
Portfolio turnover rate                                                            21%            10%(2)
Average commission rate paid(4)                                               $0.0468            N/A

(1) Annualized
(2) Not annualized
(3) Includes reimbursement of operating expenses by investment adviser of $0.05 and $0.07 per share, respectively.
(4) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for securities trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.

                      See Notes to Financial Statements

                                     2-41

                            STRATEGIC THEME SERIES

  Aided by record mutual fund inflows and corporate share buybacks, the U.S. equity market continued to climb dramatically higher in 1996, breaking one record after another in its wake. The widely followed Dow Jones Industrial Average finished the year at a remarkable 6448 --some 1331 points above where it stood twelve months ago. Given last year's investment climate of slower earnings growth and higher interest rates, combined with the stellar equity returns posted during 1995, many on Wall Street were surprised by the stock market's continued strength.

  Market volatility increased and sector rotation intensified during 1996, as investor opinion shifted dramatically over the direction of the economy and interest rates. We believe that this type of market environment should be expected in the later stages of a long bull market as it illustrates some of the uncertainty felt by investors. In the end, large-cap stocks significantly outdistanced their small-cap counterparts, while technology and finance companies provided some of last year's biggest gains.

  Since the Fund's inception on January 29, 1996 through December 31,1996, the Phoenix Edge Strategic Theme Series has posted a total return of 10.33%. During this same period, the Standard & Poor's 500 Stock Index, a commonly used measure of U.S. stock market performance, returned 21.44%. All of these figures assume reinvestment of any distributions, but exclude the effect of sales charges.

  After posting strong gains in the first half of 1996, Fund performance over the last six months has lagged the market primarily because of weakness in some of our technology, capital goods and health care holdings. Our underweighting in large-cap stocks also held back results as these non-theme related blue-chip companies led the market during the second half of the year. Positive contributors to performance during this period included our strong stock selection in energy as well as our tactical strategy of raising the Portfolio's cash holdings during the market selloff in July.

  Despite the extended rally in the U.S. equity market, thematically, we continue to identify a number of areas that should provide above-average long-term growth as we head into 1997. Our Software Solutions theme focuses on companies that increase organizational efficiency by providing products and services to manage the proliferation of new technology and solve increasingly complex user problems. Deregulating Financial Services is another high conviction theme that we developed in response to the demographic shift to savings and investments and the continued trend of government deregulation. Lastly, we continue to emphasize our Energy Technology theme which represents energy service companies that provide productivity enhancing solutions to exploration and production companies.

  Moving forward, we believe our key investment themes will serve us well in this challenging market environment, given their ability to capture change and identify strong earnings growth in a timely manner. As of December 31, 1996, the Fund's asset allocation mix was 98% equities and 2% cash equivalents.


--------------------------------------------------------------------------------
[DESCRIPTION OF PIE CHART

Short-term Obligations and Cash 2.1%
Environmental Crisis Recycled 2.0%
Move to Outsourcing 2.2%
Clean Energy Demand 5.0%
Return to Real Assets 7.7%
Next Generation Semiconductors 7.8%
Special Situations 9.9%
Hybrid Network 10.5%
Software Solutions 11.6%
Deregulating Financial Services 12.2%
21st Century Medicine 13.1%
Energy Technology 15.9%
--------------------------------------------------------------------------------


                                     2-42

                            STRATEGIC THEME SERIES

Strategic Theme Series Line

--------------------------------------------------------------------------------
[DESCRIPTION OF LINE CHART

                           S&P 500                   Strategic
                           Stock Index*              Theme Series
1/29/96                    $10,000                   $10,000
12/31/96                    12,144                    11,033
--------------------------------------------------------------------------------


Total Returns for Period Ending 12/31/96

                                                 From
                                              Inception
                                              1/29/96 to
                                               12/31/96
--------------------------------------------------------
Strategic Theme Series                          10.33%
--------------------------------------------------------
S&P 500 Stock Index*                            21.44%
--------------------------------------------------------

This chart assumes an initial gross investment of $10,000 made on 1/29/96 (inception of the Fund). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.
*The S&P 500 Stock Index is an unmanaged but commonly used measure of stock total return performance.

                           SCHEDULE OF INVESTMENTS
                              December 31, 1996

                                                          SHARES        VALUE
                                                         --------  ----------------
COMMON STOCKS--97.9%
Banks--Money Center--2.2%
 Bankers Trust New York Corp.                              3,000  $        258,750
 Citicorp                                                  3,000           309,000
                                                                    --------------
                                                                           567,750
                                                                    --------------
Commercial--Leasing Companies--1.6%
 Prime Services, Inc. (b)                                 15,000           412,500
                                                                    --------------
Commercial Services--Miscellaneous--1.4%
 Equifax, Inc.                                            12,000           367,500
                                                                    --------------
Computer--Local Networks--4.0%
 3Com Corp. (b)                                            9,000           660,375
 Cisco Systems, Inc. (b)                                   6,000           381,750
                                                                    --------------
                                                                         1,042,125
                                                                    --------------
Computer--Mainframes--1.2%
 International Business Machines Corp.                     2,000           302,000
                                                                    --------------
Computer--Memory Devices--3.2%
 EMC Corp. (b)                                            13,000           430,625
 Seagate Technology, Inc. (b)                             10,000           395,000
                                                                    --------------
                                                                           825,625
                                                                    --------------
Computer--Mini/Micro--2.1%
 Compaq Computer Corp. (b)                                 7,500           556,875
                                                                    --------------
Computer--Services--2.2%
 Microsoft Corp. (b)                                       7,000           578,375
                                                                    --------------
Computer--Software--10.5%
 Baan Company N.V. (b)                                     7,000           243,250
 Compuware Corp. (b)                                       7,000           350,875
 MDSI Mobile Data Solutions, Inc. (b)                     20,000           317,500
 National Instruments Corporation (b)                     12,000           384,000
 Natural Microsystems Corp. (b)                           12,000           378,000
 Netscape Communications Corp. (b)                         5,000           284,375
 Peoplesoft, Inc. (b)                                      9,000           431,438
 Rogue Wave Software, Inc. (b)                            21,500           338,625
                                                                    --------------
                                                                         2,728,063
                                                                    --------------
Electric--Miscellaneous Components--2.3%
 Sawtek, Inc. (b)                                         15,000           594,375
                                                                    --------------
Electric--Semiconductor Manufacturers--4.8%
 ESS Technology, Inc. (b)                                 12,000  $        337,500
 Maxim Integrated Products, Inc. (b)                       6,000           259,500
 Oak Technology, Inc. (b)                                 34,000           382,500
 Vitesse Semiconductor Corp. (b)                           6,000           273,000
                                                                    --------------
                                                                         1,252,500
                                                                    --------------
Electric Products--Miscellaneous--0.9%
 Firearms Training Systems, Inc. (b)                      20,000           235,000
                                                                    --------------
Electrical--Connectors--3.0%
 Intel Corp.                                               6,000           785,625
                                                                    --------------
Finance--Equity Real Estate Investment Trust--6.7%
 Avalon Properties, Inc.                                  10,000           287,500
 Chelsea G.C.A. Realty, Inc.                               8,000           277,000
 Equity Residential Properties Trust                       9,000           371,250
 Essex Property Trust, Inc.                               10,000           293,750
 Security Capital Pacific Trust                           10,000           228,750
 Starwood Lodging Trust                                    5,000           275,625
                                                                    --------------
                                                                         1,733,875
                                                                    --------------
Finance--Investment Bankers--6.6%
 Alex Brown, Inc.                                          4,000           290,000
 Charles Schwab Corp.                                     18,000           576,000
 Edwards (A.G.), Inc.                                      8,000           269,000
 Merrill Lynch & Company, Inc.                             7,000           570,500
                                                                    --------------
                                                                         1,705,500
                                                                    --------------
Financial--Mortgage Real Estate Investment Trust--1.0%
 Redwood Trust, Inc.                                       7,000           260,750
                                                                    --------------
Financial Services--Miscellaneous--1.0%
 Hambrecht & Quist Group, Inc. (b)                        12,000           259,500
                                                                    --------------
Insurance--Life--2.5%
 Conseco, Inc.                                            10,000           637,500
                                                                    --------------
Leisure--Toys/Games & Hobby--1.4%
 Action Performance Cos., Inc. (b)                        20,000           360,000
                                                                    --------------
Medical--Biomed/Genetics--4.1%
 Alpha-Beta Technology, Inc. (b)                          25,000           264,063
 Amgen, Inc. (b)                                           5,000           271,875
 Biogen, Inc. (b)                                         10,000           387,500
 Liposome Company, Inc. (b)                                7,000           133,875
                                                                    --------------
                                                                         1,057,313
                                                                   ---------------

                      See Notes to Financial Statements

                                     2-43

                            STRATEGIC THEME SERIES

                                                          SHARES        VALUE
                                                         --------  ----------------
Medical--Drug/Diversified--1.0%
 Abbott Laboratories                                       5,000     $   253,750
                                                                    ------------
Medical--Ethical Drugs--3.1%
 Dura Pharmaceuticals, Inc. (b)                           10,000         477,500
 Merck & Co., Inc.                                         4,000         317,000
                                                                    ------------
                                                                         794,500
                                                                    ------------
Medical--Instruments--4.8%
 Biopsys Medical, Inc. (b)                                11,000         239,250
 Heartstream, Inc. (b)                                    16,000         200,000
 Medtronic, Inc.                                          12,000         816,000
                                                                    ------------
                                                                       1,255,250
                                                                    ------------
Medical--Products--1.8%
 Boston Scientific Corp. (b)                               8,000         480,000
                                                                    ------------
Oil & Gas--Canadian Exploration & Production--1.5%
 Flores & Rucks, Inc. (b)                                  7,500         399,375
                                                                    ------------
Oil & Gas--Drilling--1.1%
 Nabors Industries, Inc. (b)                              15,000         288,750
                                                                    ------------
Oil & Gas--Field Services--2.9%
 Schlumberger Ltd.                                         7,500         749,062
                                                                    ------------
Oil & Gas--Machinery/Equipment--5.7%
 Camco International, Inc.                                 4,500         207,562
 Energy Ventures, Inc. (b)                                 5,500         279,812
 Smith International, Inc. (b)                            12,000         538,500
 Varco International, Inc. (b)                            20,000         462,500
                                                                    ------------
                                                                       1,488,374
                                                                    ------------
Oil & Gas--Product/Pipeline--1.4%
 Sonat, Inc.                                               7,000     $   360,500
                                                                    ------------
Oil & Gas--U.S. Exploration & Production--8.2%
 3DX Technologies, Inc. (b)                               30,000         330,000
 Parker & Parsley Petroleum Co.                            8,000         294,000
 Pogo Producing Co.                                        9,000         425,250
 The Houston Exploration Co. (b)                           5,400          94,500
 Titan Exploration, Inc. (b)                               5,000          60,000
 Tom Brown, Inc. (b)                                      20,000         417,500
 United Meridian Corp. (b)                                10,000         517,500
                                                                    ------------
                                                                       2,138,750
                                                                    ------------
Pollution Control--Equipment--0.9%
 Cuno, Inc. (b)                                           15,000         223,125
                                                                    ------------
Pollution Control--Services--1.1%
 Newpark Resources, Inc. (b)                               8,000         298,000
                                                                    ------------
Real Estate Operations--1.0%
 Fairfield Communities, Inc. (b)                          10,000         247,500
                                                                    ------------
Retail--Wholesale Computers--0.7%
 Tech Data Corp. (b)                                       7,000         191,625
                                                                    ------------
TOTAL COMMON STOCKS
 (Identified cost $23,910,176)                                        25,431,312
                                                                    ------------
TOTAL INVESTMENTS--97.9%
 (Identified cost $23,910,176)                                        25,431,312(a)
 Cash and receivables, less liabilities--2.1%                            540,697
                                                                    ------------
NET ASSETS--100.0%                                                   $25,972,009
                                                                    ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $1,902,955 and gross depreciation of $400,085 for income tax purposes. At December 31, 1996, the aggregate cost of securities for federal income tax purposes was $23,928,442.
(b) Non-income producing.

                      See Notes to Financial Statements

                                     2-44

                             STRATEGIC THEME SERIES

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1996

Assets
 Investment securities at value (Identified cost $23,910,176)                            $25,431,312
 Cash                                                                                        787,660
 Receivable for fund shares sold                                                              37,641
 Interest and dividends receivable                                                            24,815
                                                                                          ----------
  Total assets                                                                            26,281,428
                                                                                          ----------
Liabilities
 Payable for investment securities purchased                                                 263,750
 Investment advisory fee                                                                      16,609
 Trustees' fee                                                                                 3,096
 Financial agent fee                                                                           1,377
 Accrued expenses                                                                             24,587
                                                                                          ----------
  Total liabilities                                                                          309,419
                                                                                          ----------
Net Assets                                                                               $25,972,009
                                                                                          ==========
Net Assets Consist of:
 Capital paid in on shares of beneficial interest                                        $24,889,007
 Accumulated net realized loss                                                              (438,134)
 Net unrealized appreciation                                                               1,521,136
                                                                                          ----------
Net Assets                                                                               $25,972,009
                                                                                          ==========
Shares of beneficial interest outstanding, $1 par value, unlimited authorization           2,365,493
                                                                                          ==========
Net asset value and offering price per share                                                  $10.98
                                                                                              ======

STATEMENT OF OPERATIONS
From inception January 29, 1996 to December 31, 1996

Investment Income
 Interest                                                                                 $  153,055
 Dividends                                                                                    87,336
                                                                                          ----------
  Total investment income                                                                    240,391
                                                                                          ----------
Expenses
 Investment advisory fee                                                                     109,725
 Financial agent fee                                                                           8,778
 Printing                                                                                     19,739
 Custodian                                                                                    17,586
 Trustees                                                                                     15,978
 Professional                                                                                 13,215
 Miscellaneous                                                                                 1,697
 Expenses borne by investment adviser                                                        (40,418)
                                                                                          ----------
  Total expenses                                                                             146,300
                                                                                          ----------
Net investment income                                                                         94,091
                                                                                          ----------
Net Realized and Unrealized Gain (Loss) on Investments
 Net realized loss on securities                                                            (438,134)
 Net change in unrealized appreciation (depreciation) on investments                       1,521,136
                                                                                          ----------
Net gain on investments                                                                    1,083,002
                                                                                          ----------
Net increase in net assets resulting from operations                                      $1,177,093
                                                                                          ==========

                      See Notes to Financial Statements

                                     2-45

                            STRATEGIC THEME SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                             From Inception
                                                                                               1/29/96 to
                                                                                                12/31/96
                                                                                             ----------------
From Operations
 Net investment income                                                                        $     94,091
 Net realized loss                                                                                (438,134)
 Net change in unrealized appreciation (depreciation)                                            1,521,136
                                                                                             -------------
 Net increase in net assets resulting from operations                                            1,177,093
                                                                                             -------------
From Distributions to Shareholders
 Net investment income                                                                             (94,091)
 Tax return of capital                                                                             (21,960)
                                                                                             -------------
 Decrease in net assets from distributions to shareholders                                        (116,051)
                                                                                             -------------
From Share Transactions
 Proceeds from sales of shares (3,425,481 shares)                                               36,431,726
 Net asset value of shares issued from reinvestment of distributions (10,456 shares)               116,051
 Cost of shares repurchased (1,070,444 shares)                                                 (11,636,810)
                                                                                             -------------
 Increase in net assets from share transactions                                                 24,910,967
                                                                                             -------------
 Net increase in net assets                                                                     25,972,009
Net Assets
 Beginning of period                                                                                     0
                                                                                             -------------
 End of period (including undistributed net investment income of $0)                          $ 25,972,009
                                                                                             =============

FINANCIAL HIGHLIGHTS
(Selected data for a share outstanding throughout the indicated period)

                                                                                             From Inception
                                                                                               1/29/96 to
                                                                                                12/31/96
                                                                                             ----------------
Net asset value, beginning of period                                                              $10.00
Income from investment operations
 Net investment income                                                                              0.04(2)
 Net realized and unrealized gain                                                                   0.99
                                                                                                  ------
  Total from investment operations                                                                  1.03
                                                                                                  ------
Less distributions
 Dividends from net investment income                                                              (0.04)
 Tax return of capital                                                                             (0.01)
                                                                                                  ------
  Total distributions                                                                              (0.05)
                                                                                                  ------
Change in net asset value                                                                           0.98
                                                                                                  ------
Net asset value, end of period                                                                    $10.98
                                                                                                  ======

Total return                                                                                       10.33%(3)
Ratios/supplemental data:
Net assets, end of period (thousands)                                                            $25,972
Ratio to average net assets of:
 Operating expenses                                                                                 1.00%(1)
 Net investment income                                                                              0.64%(1)
Portfolio turnover rate                                                                              391%(3)
Average commission rate paid(4)                                                                  $0.0587

(1) Annualized
(2) Includes reimbursement of operating expenses by investment adviser of $0.02 per share.
(3) Not annualized
(4) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for securities trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.

                      See Notes to Financial Statements

                                     2-46

                           ABERDEEN NEW ASIA SERIES

  The performance of Asian equity markets since the launch of the Aberdeen New Asia Series has been mixed, with the solid gains in Hong Kong, Malaysia and Indonesia to some extent offset by falls in Thailand and South Korea. Since its inception on September 17, 1996 through December 31, 1996, the Fund has returned 0.16%. During this same period, its benchmark, the Morgan Stanley Capital International AC Asia Pacific ex Japan Index, returned 3.30%.* All of these figures assume reinvestment of any distributions.

  A key factor in the Fund trailing the market has been the surge in the Hong Kong stock market and in particular, local property stocks that dominate the Hang Seng Index. We continue to hold the view that the risk in the property sector, with prices now amongst the highest in the world, is high and further upside is limited. We therefore have minimal exposure to Hong Kong property in the portfolio.

  In 1996, the emerging markets of the Far East enjoyed another year of strong economic growth, with average GDP growth of around 7%. Earnings growth has come in at the healthy level of 10-15%.

  We have overweighted the stock markets of Indonesia and the Philippines, which are benefiting from improved economic fundamentals. The Malaysian economy is fulfilling our expectations although stock market valuations appear stretched. Meanwhile, our investments in Australia are concentrated in the industrial, commercial and financial sectors and generally have as a common theme exposure to Asia and the added growth to be obtained from transferring their proven expertise to the region.

  The Indian sub-continent, although far from a mirror image of the traditional Asian tiger, offers tremendous growth potential and encouragingly, corporate management of the highest quality can be found.

  Where we have been disappointed is in Korea and Thailand, but at current stock market levels, feel the concerns overdone. Although the brightest light economically has been China, it is frustrating that there are few companies of sufficient quality in which to invest and our investment exposure remains minimal.

  Looking ahead, 1997 promises to be very similar to 1996. Average GDP growth will be strong, running at around 7%, whilst governments continue to put the economy at the top of their list of priorities. With trade becoming even more intra regional and businesses moving across borders, our investment emphasis will be keenly focused at the company level. We believe that quality management and product as well as financial strength are crucial to long-term investment returns. To identify these characteristics, our management team in Singapore made well over 600 company visits in 1996.

Total Returns for Period Ending 12/31/96

                                                 From
                                              Inception
                                              9/17/96 to
                                               12/31/96
 ------------------------------------------- ------------
Aberdeen New Asia Series                        0.16%
 -------------------------------------------   ----------
MSCI AC Asia Pacific Ex Japan Index*            3.30%
 -------------------------------------------   ----------

 *Morgan Stanley Capital International All Country Asia Pacific (excluding
  Japan) Index is a market-value weighted average of the performance of approximately 690 securities listed on the stock exchanges of 14 countries in Asia and the Pacific Basin. Performance is calculated on a total return basis, as reported by Frank Russell Company.

                                     2-47

                           ABERDEEN NEW ASIA SERIES
                           SCHEDULE OF INVESTMENTS
                              December 31, 1996

                                                    SHARES       VALUE
                                                 ------------  ------------
COMMON STOCKS--91.2%
Australia--13.1%
 Australian Gas Light Co. Ltd. (Utility-Gas)         70,000   $   398,094
 Davids Ltd. (Retail)                               220,000       309,293
 Pacific BBA Ltd. (Miscellaneous)                   110,000       387,053
 QBE Insurance Group Ltd. (Insurance)                80,000       421,287
                                                                ---------
                                                                1,515,727
                                                                ---------
Hong Kong--23.7%
 CDL Hotels International Ltd. (Hotels)             600,000       343,249
 Giordano International Ltd. (Retail)               300,000       255,983
 HSBC Holdings PLC (Banks)                           24,800       530,634
 Hongkong Electric Holdings Ltd.
  (Utility-Electric)                                110,000       365,486
 National Mutual Asia Ltd. (Insurance)              376,000       357,290
 Qingling Motors Co. (Autos & Trucks)               254,000       140,383
 Smartone Telecommunications (Utility-Telephone)
  (b)                                               175,000       334,846
 Swire Pacific Ltd. Class B (Miscellaneous)         275,000       415,972
                                                                ---------
                                                                2,743,843
                                                                ---------
India--6.9%
 Grasim Industries Ltd. Sponsored GDR
  (Engineering & Construction)                       30,000       457,500
 Industrial Credit & Investment Corporation of
  India Ltd. Sponsored GDR (Diversified
  Financial Services) (b)                            35,000       341,250
                                                                ---------
                                                                  798,750
                                                                ---------
Indonesia--9.4%
 PT Bank Bali (Banks)                               165,000       412,064
 PT Duta Anggada Realty (Property)                  200,000       186,243
 PT Indosat (Utility-Telephone)                     180,000       495,238
                                                                ---------
                                                                1,093,545
                                                                ---------
Malaysia--9.2%
 AMMB Holdings Berhad (Diversified Financial
  Services)                                          60,000       503,663
 Malaysian Oxygen Berhad (Chemical)                  65,000       334,587
 Sime UEP Properties Berhad (Property)               90,000       231,637
                                                                ---------
                                                                1,069,887
                                                                ---------
Philippines--6.6%
 Ayala Land, Inc. Class B (Property)                335,000       382,129
 Philippine Long Distance Telephone Co.
  Sponsored ADR (Utility-Telephone)                   7,500       382,500
                                                                ---------
                                                                  764,629
                                                                ---------
Singapore--8.0%
 Development Bank of Singapore Ltd. (Banks)          30,000       405,347
 Robinson & Co. Ltd. (Retail)                        60,000       242,351
 Rothmans Industries Ltd. (Tobacco)                  65,000       276,487
                                                                ---------
                                                                  924,185
                                                                ---------
South Korea--6.0%
 Korea Electric Power Corp. Sponsored ADR
  (Utility-Electric)                                 20,000   $   410,000
 Samsung Electronics Sponsored GDR 144A
  (Electronics) (c)                                  15,000       285,000
                                                                ---------
                                                                  695,000
                                                                ---------
Thailand--8.3%
 Ruam Pattana Fund II (Closed End Mutual Fund)    1,000,000       409,516
 Siam Cement Co. Ltd. (Building & Construction)       9,500       297,894
 Siam Commercial Bank Public Co. Ltd. (Banks)        35,000       253,900
                                                                ---------
                                                                  961,310
                                                                ---------
TOTAL COMMON STOCKS
 (Identified cost $10,571,928)                                 10,566,876
                                                                ---------


                                       STANDARD
                                       & POOR'S      PAR
                                        RATING      VALUE
                                      (Unaudited)   (000)
                                     ------------  -------
CONVERTIBLE BONDS--0.8%
Thailand--0.8%
 Siam Commercial Bank Public Co. Ltd.
  Cv. 3.25%, '04 (Banks)                  NR       $  100          87,500
                                                             ------------
TOTAL CONVERTIBLE BONDS
 (Identified cost $105,000)                                        87,500
                                                             ------------
TOTAL LONG-TERM INVESTMENTS--92.0%
 (Identified cost $10,676,928)                                 10,654,376
                                                             ------------
SHORT-TERM OBLIGATIONS--11.2%
  Brown Brothers Harriman repurchase agreement,
  5.75%, dated 12/31/96 due 1/2/97, repurchase
  price $1,300,415, collateralized by U.S.
  Treasury Note 6.50%, 4/30/97, market value
  $1,327,670                                        1,300       1,300,000
                                                             ------------
TOTAL SHORT-TERM OBLIGATIONS
(Identified cost $1,300,000)                                    1,300,000
                                                             ------------
TOTAL INVESTMENTS--103.2%
(Identified cost $11,976,928)                                  11,954,376(a)
Cash and receivables, less liabilities--(3.2%)                   (369,170)
                                                             ------------
NET ASSETS--100.0%                                            $11,585,206
                                                             ============

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $465,515 and gross depreciation of $509,532 for income tax purposes. At December 31, 1996 the aggregate cost of securities for federal income tax purposes was $11,998,393.

(b) Non-income producing.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualify institutional buyers. At December 31, 1996, these securities amounted to a value of $285,000 or 2.5% of net assets.

                      See Notes to Financial Statements

                                     2-48

                           ABERDEEN NEW ASIA SERIES
                           INDUSTRY DIVERSIFICATION
        As a Percentage of Total Value of Total Long-Term Investments
                                 (Unaudited)

Autos & Trucks                        1.3%
Banks                                15.9
Building & Construction               2.8
Chemical                              3.1
Closed End Mutual Fund                3.9
Diversified Financial Services        7.9
Electronics                           2.7
Engineering & Construction            4.3
Hotels                                3.2
Insurance                             7.3
Miscellaneous                         7.5
Property                              7.5
Retail                                7.6
Tobacco                               2.6
Utility-Electric                      7.3
Utility-Gas                           3.7
Utility-Telephone                    11.4
                                    -----
                                    100.0%
                                    =====

                      See Notes to Financial Statements

                                     2-49

                           ABERDEEN NEW ASIA SERIES

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1996

Assets
 Investment securities at value (Identified cost $10,676,928)                            $10,654,376
 Repurchase agreement (Identified cost $1,300,000)                                         1,300,000
 Cash                                                                                         57,338
 Interest and dividends receivable                                                            22,224
 Receivable from adviser                                                                      11,584
 Tax reclaim receivable                                                                          129
                                                                                          ----------
  Total assets                                                                            12,045,651
                                                                                          ----------
Liabilities
 Payable for investment securities purchased                                                 386,031
 Payable for fund shares repurchased                                                          33,218
 Trustees' fee                                                                                 2,910
 Financial agent fee                                                                           1,457
 Accrued expenses                                                                             36,829
                                                                                          ----------
  Total liabilities                                                                          460,445
                                                                                          ----------
Net Assets                                                                               $11,585,206
                                                                                          ==========
Net Assets Consist of:
 Capital paid in on shares of beneficial interest                                        $11,604,992
 Distributions in excess of net investment income                                             (3,944)
 Accumulated net realized gain                                                                 6,760
 Net unrealized depreciation                                                                 (22,602)
                                                                                          ----------
Net Assets                                                                               $11,585,206
                                                                                          ==========
Shares of beneficial interest outstanding, $1 par value, unlimited authorization           1,162,650
                                                                                          ==========
Net asset value and offering price per share                                                   $9.96
                                                                                               =====

STATEMENT OF OPERATIONS
From inception September 17, 1996 to December 31, 1996

Investment Income
 Interest                                                                                  $49,108
 Dividends                                                                                  46,457
 Foreign taxes withheld                                                                     (6,838)
                                                                                          --------
  Total investment income                                                                   88,727
                                                                                          --------
Expenses
 Investment advisory fee                                                                    24,279
 Financial agent fee                                                                         1,457
 Custodian                                                                                  24,539
 Printing                                                                                    7,235
 Trustees                                                                                    6,104
 Professional                                                                                4,791
 Miscellaneous                                                                               1,223
 Expenses borne by investment adviser                                                      (39,279)
                                                                                          --------
  Total expenses                                                                            30,349
                                                                                          --------
Net investment income                                                                       58,378
                                                                                          --------
Net Realized and Unrealized Gain (Loss) on Investments
 Net realized gain on securities                                                             6,760
 Net realized loss on foreign currency transactions                                         (3,432)
 Net change in unrealized appreciation (depreciation) on investments                       (22,552)
 Net change in unrealized appreciation (depreciation) on foreign currency and foreign
  currency transactions                                                                        (50)
                                                                                          --------
Net loss on investments                                                                    (19,274)
                                                                                          --------
Net increase in net assets resulting from operations                                       $39,104
                                                                                          ========

                      See Notes to Financial Statements

                                     2-50

                           ABERDEEN NEW ASIA SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                              From Inception
                                                                                                9/17/96 to
                                                                                                 12/31/96
                                                                                              ----------------
From Operations
 Net investment income                                                                          $    58,378
 Net realized gain                                                                                    3,328
 Net change in unrealized appreciation (depreciation)                                               (22,602)
                                                                                              -------------
 Net increase in net assets resulting from operations                                                39,104
                                                                                              -------------
From Distributions to Shareholders
 Net investment income                                                                              (58,378)
 In excess of net investment income                                                                    (512)
                                                                                              -------------
 Decrease in net assets from distributions to shareholders                                          (58,890)
                                                                                              -------------
From Share Transactions
 Proceeds from sales of shares (1,343,657 shares)                                                13,400,256
 Net asset value of shares issued from reinvestment of distributions (5,928 shares)                  58,890
 Cost of shares repurchased (186,935 shares)                                                     (1,854,154)
                                                                                              -------------
 Increase in net assets from share transactions                                                  11,604,992
                                                                                              -------------
 Net increase in net assets                                                                      11,585,206
Net Assets
 Beginning of period                                                                                      0
                                                                                              -------------
 End of period (including distributions in excess of net investment income of $3,944)           $11,585,206
                                                                                              =============

FINANCIAL HIGHLIGHTS
(Selected data for a share outstanding throughout the indicated period)

                                                                                              From Inception
                                                                                                9/17/96 to
                                                                                                 12/31/96
                                                                                              ----------------
Net asset value, beginning of period                                                               $10.00
Income from investment operations
 Net investment income                                                                               0.05(2)
 Net realized and unrealized gain (loss)                                                            (0.04)
                                                                                                   ------
  Total from investment operations                                                                   0.01
                                                                                                   ------
Less distributions
 Dividends from net investment income                                                               (0.05)
                                                                                                   ------
  Total distributions                                                                               (0.05)
                                                                                                   ------
Change in net asset value                                                                           (0.04)
                                                                                                   ------
Net asset value, end of period                                                                      $9.96
                                                                                                   ======

Total return                                                                                         0.16%(3)
Ratios/supplemental data:
Net assets, end of period (thousands)                                                             $11,585
Ratio to average net assets of:
 Operating expenses                                                                                  1.25%(1)
 Net investment income                                                                               2.40%(1)
Portfolio turnover rate                                                                                 2%(3)
Average commission rate paid(4)                                                                   $0.0109

(1) Annualized
(2) Includes reimbursement of operating expenses by investment adviser of $0.03 per share.
(3) Not annualized
(4) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for securities trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.

                      See Notes to Financial Statements

                                     2-51

                         THE PHOENIX EDGE SERIES FUND
                        NOTES TO FINANCIAL STATEMENTS
                              December 31, 1996

Note 1--Organization
   The Phoenix Edge Series Fund (the "Fund") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is comprised of the Money Market, Growth, Multi-Sector Fixed Income (formerly
   Bond), Total Return, International, Balanced, Real Estate Securities ("Real Estate"), Strategic Theme and Aberdeen New Asia Series. The Board of Trustees voted to change the name of the Total Return Series to the Strategic Allocation Series, which name will be used starting in 1997. The Fund was established as part of the December 8, 1986 reorganization of the Phoenix Home Life Variable Accumulation Account (the Account) from a management investment company to a unit investment trust under the Investment Company Act of 1940. The Fund is organized with Series which are available only to the sub-accounts of the Phoenix Home Life Variable Accumulation Account, the Phoenix Home Life Variable Universal Life Account, the PHL Variable Accumulation Account, and the Phoenix Home Life Separate Accounts B, C, and D.

   Each Series has distinct investment objectives. The Money Market Series seeks to provide maximum current income consistent with capital preservation and liquidity. The Growth Series seeks to achieve intermediate and long-term growth of capital, with income as a secondary consideration. The Multi-Sector Fixed Income Series seeks to provide long-term total return by investing in a diversified portfolio of high yield and high quality fixed income securities. The Total Return Series seeks to realize as high a level of total rate of return over an extended period of time as is considered consistent with prudent investment risk by investing in three market segments; stocks, bonds and money market instruments. The International Series seeks as its investment objective a high total return consistent with reasonable risk by investing primarily in an internationally diversified portfolio of equity securities. The Balanced Series seeks to provide reasonable income, long-term growth and conservation of capital. The Real Estate Series seeks to achieve capital appreciation and income with approximately equal emphasis through investments in real estate investment trusts and companies that operate, manage, develop or invest in real estate. The Strategic Theme Series seeks long-term appreciation of capital by investing in securities that the adviser believes are well positioned to benefit from cultural, demographic, regulatory, social or technological changes worldwide. The Aberdeen New Asia Series seeks to provide long-term capital appreciation by investing primarily in diversified equity securities of issuers organized and principally operating in Asia, excluding Japan.

Note 2--Significant Accounting Policies
   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A. Security Valuation
   Equity securities are valued at the last sale price, or if there had been no sale that day, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

   The Money Market Series uses the amortized cost method of security valuation which, in the opinion of the Trustees, represents the fair value of the particular security. The Trustees monitor the deviations between the Series' net asset value per share as determined by using available market quotations and its amortized cost per share. If the deviation exceeds 1/2 of 1%, the Board of Trustees will consider what action, if any, should be initiated to provide fair valuation. The Series attempts to maintain a constant net asset value of $10 per share.

B. Security Transactions and Related Income
   Security transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. The Fund does not amortize premiums except for the Money Market Series, but does amortize discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis.

C. Income Taxes
   Each of the Series is treated as a separate taxable entity. It is the policy of each Series to comply with the requirements of the Internal Revenue Code, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. In addition, each Series intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

D. Distributions to Shareholders
   Distributions are recorded by each Series on the ex-dividend date and all distributions are reinvested into the Fund. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gain/loss, partnerships, and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

                                     2-52

                         THE PHOENIX EDGE SERIES FUND
                  NOTES TO FINANCIAL STATEMENTS (Continued)
                              December 31, 1996

E. Foreign Currency Translation
   Foreign securities, other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Purchases and sales of foreign investments and income and expenses are translated into U.S. dollars based upon exchange rates prevailing on the respective dates of such transactions. The gain or loss resulting from a change in exchange rates between the trade and settlement dates of a portfolio transaction or between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Fund does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

F. Forward Currency Contracts
   Each Series may enter into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible movements in foreign exchange rates or if the counterparty does not perform under the contract.

   A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by the Series as an unrealized gain (or loss). When the contract is closed or offset with the same counterparty, the Series records a realized gain (or loss) equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset.

G. Futures Contracts
   A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. A Series may enter into financial futures contracts as a hedge against anticipated changes in the market value of their portfolio securities. Upon entering into a futures contract, the Series is required to pledge to the broker an amount of cash and/or securities equal to the "initial margin" requirements of the futures exchange on which the contract is traded. Pursuant to the contract, the Series agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margins and are recorded by the Series as unrealized gains or losses. When the contract is closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Series is that the change in value of the futures contract may not correspond to the change in value of the hedged instruments.

H. Trust Expenses
   Expenses incurred by the Fund with respect to any two or more Series are allocated in proportion to the net assets of each Series, except where allocation of direct expense to each Series or an alternative allocation method can be more fairly made.

I. Credit Risk
   In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a fund's ability to repatriate such amounts.

J. When-Issued and Delayed Delivery Transactions
   Each Series may engage in when-issued or delayed delivery transactions. The Series record when-issued securities on the trade date and maintain collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

K. Repurchase Agreements
   A repurchase agreement is a transaction where a Series acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Series, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Series in the event of default by the seller. If the seller defaults and the value of the collateral declines or, if the seller enters insolvency proceedings, realization of collateral may be delayed or limited.

Note 3--Investment Advisory Fees and Related Party Transactions
   As compensation for its advisory services to the Fund, Phoenix Investment Counsel, Inc. ("PIC"), an indirect majority-owned subsidiary of Phoenix Home Life Insurance Company ("PHL") is entitled to a fee, based upon the following annual rates as a percentage of the average daily net assets of each separate Series listed below:

                                     2-53

                         THE PHOENIX EDGE SERIES FUND
                  NOTES TO FINANCIAL STATEMENTS (Continued)
                              December 31, 1996

                             Rate for first   Rate for next    Rate for excess
Series                        $250 million    $250 million    over $500 million
-------------------------    -------------    -------------   -----------------
Money Market                     0.40%            0.35%             0.30%
Multi-Sector Fixed Income        0.50             0.45              0.40
Balanced                         0.55             0.50              0.45
Total Return                     0.60             0.55              0.50
Growth                           0.70             0.65              0.60
International                    0.75             0.70              0.65
Strategic Theme                  0.75             0.70              0.65

  The investment adviser for the Real Estate Series is Phoenix Realty Securities, Inc. ("PRS"). PRS is an indirect, wholly-owned subsidiary of PHL. For its services, PRS is entitled to a fee at an annual rate of 0.75% of the average daily net assets for the first $1 billion. Pursuant to a Sub-Advisory Agreement with the Series, PRS delegates certain investment decisions and research functions to ABKB/LaSalle Securities Limited Partnership ("ABKB") for which ABKB is paid a fee by PRS equal to 0.45% of the average daily net assets of the Real Estate Series for the first $1 billion.

  Phoenix-Aberdeen International Advisors, LLC ("PAIA") serves as the investment adviser to the Aberdeen New Asia Series. PAIA is a joint venture between PM Holdings, Inc., a direct subsidiary of PHL, and Aberdeen Fund Managers, Inc. ("Aberdeen"), a wholly-owned subsidiary of Aberdeen Trust PLC. PAIA is entitled to a fee, at an annual rate of 1.00% of the average daily net assets of the Aberdeen New Asia Series. Pursuant to Sub-advisory agreements, PAIA delegates certain investment decisions and functions to other entities. PIC receives a fee of 0.30% of the average daily net assets of the Aberdeen New Asia Series from PAIA for providing research and other domestic advisory services, as needed. In addition, PAIA also pays a sub-advisory fee to Aberdeen of 0.40% of the average daily net assets of the Aberdeen New Asia Series for implementing certain portfolio transactions and providing research and other services.

  Each Series (except the International, Real Estate, Strategic Theme and Aberdeen New Asia Series) pays a portion or all of its other operating expenses (not including management fee, interest, taxes, brokerage fees and commissions), up to 0.15% of its average net assets. The International, Real Estate, Strategic Theme and Aberdeen New Asia Series pay other operating expenses up to 0.40%, 0.25%, 0.25% and 0.25%, respectively, of its average net assets. Expenses above these limits are paid by the Advisers, PIC, PRS, PAIA and/or PHL and/or PHL Variable Insurance Company.

  As Financial Agent to the Fund and to each Series, PHL receives a fee at an annual rate of 0.06% of the average daily net assets of each Series for bookkeeping, administrative and pricing services.

  At December 31, 1996, PHL and affiliates held shares in the Phoenix Edge Series Fund and/or in the underlying unit investment trusts which had the following aggregate value:

  Growth Series                 $7,778,391
  Real Estate Series             7,679,000
  Strategic Theme Series         2,422,000
  Aberdeen New Asia Series       2,994,000

Note 4--Purchases and Sales of Securities
   Purchases and sales of securities during the year ended December 31, 1996 (excluding U.S. Government securities, short-term securities, and forward currency contracts) aggregated the following:

                                          Purchases          Sales
                                       ---------------  ---------------
  Growth Series                         $1,865,968,350  $1,647,416,886
  Multi-Sector Fixed Income Series         137,698,754     116,707,797
  Total Return Series                      759,164,211     694,169,119
  International Series                     207,432,815     200,198,274
  Balanced Series                          338,117,817     337,496,248
  Real Estate Series                        12,152,673       2,561,373
  Strategic Theme Series                    75,112,297      50,743,367
  Aberdeen New Asia Series                  10,809,057         138,890

   There were no purchases or sales of such securities in the Money Market
   Series.

                                     2-54

                         THE PHOENIX EDGE SERIES FUND
                  NOTES TO FINANCIAL STATEMENTS (Continued)
                              December 31, 1996

  Purchases and sales of long-term U.S. Government securities during the year ended December 31, 1996 aggregated the following:

                                          Purchases          Sales
                                       ---------------  ---------------
  Multi-Sector Fixed Income Series       $113,666,060    $104,348,297
  Total Return Series                     159,225,544     193,278,713
  Balanced Series                          68,657,655      61,795,350

  There were no purchases or sales of long-term U.S. Government securities in the Money Market, Growth, International, Strategic Theme, Real Estate, or Aberdeen New Asia Series.

Note 5--Forward Currency Contracts
   At December 31, 1996, the International Series had entered into various forward currency contracts which contractually obligate the Series to deliver currencies at specified dates. Open contracts were as follows:

                                 In                                           Net
    Short Contracts           Exchange       Settlement                   Unrealized
       to Deliver               For             Date         Value       Appreciation
-----------------------  ------------------------------- -------------  ---------------
DM           9,630,000   USD     6,321,387     1/6/97     $ 6,205,293     $  116,094
SF           7,640,000   USD     6,133,098     1/6/97       5,676,499        456,599
YEN      1,252,000,000   USD    11,330,829     1/6/97      10,831,052        499,777
                                                                         -----------
                                                                          $1,072,470
                                                                         ===========

DM = German Deutsche Mark
SF = Swiss Franc

YEN = Japanese Yen
USD = U.S. Dollar

Note 6--Reclassification of Capital Accounts
   In accordance with accounting pronouncements, the Series of the Fund have recorded several reclassifications in the capital accounts. As of December 31, 1996, the Series recorded the following reclassifications to increase (decrease) the accounts listed below:

                                                                        Capital paid
                                       Undistributed    Accumulated     in on shares
                                      net investment    net realized    of beneficial
                                          income       gains/(losses)     interest
                                     ---------------- ---------------  ---------------
Growth Series                           $  (25,548)     $    25,548       $     --
Multi-Sector Fixed Income Series            69,698          (69,698)            --
Total Return Series                        (57,892)          57,891              1
International Series                     1,662,959       (2,091,139)       428,180
Balanced Series                              6,444             (748)        (5,696)
Aberdeen New Asia Series                    (3,432)           3,432             --
Real Estate Series                              --               80            (80)

Note 7--Capital Loss Carryovers
   At December 31, 1996, the Strategic Theme Series had available for federal income tax purposes unused capital losses of $396,065 expiring in 2003. In addition, the Multi-Sector Fixed Income Series was able to utilize losses deferred in the prior year against current year capital gains in the amount of $1,708,357.

   Under current tax law, capital losses realized after October 31, 1996 may be deferred and treated as occurring on the first day of the following tax year. For the calendar year ended December 31, 1996, the Growth and Aberdeen New Asia Series elected to defer $613 and $1,755, respectively, in losses occurring between November 1, 1996 and December 31, 1996. In addition, the International Series was able to utilize losses deferred in the prior year against current year capital gains in the amount of $1,730,497.

TAX INFORMATION NOTICE (Unaudited)
   For the fiscal year ended December 31, 1996, the following Series distributed long-term capital gains dividends as follows:

Growth Series                          $33,007,184
Multi-Sector Fixed Income Series         2,669,277
Total Return Series                      9,454,283
International Series                     2,935,239
Balanced Series                          5,689,751
Real Estate Series                         130,779

                                     2-55

                      REPORT OF INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP                                   [PRICE WATERHOUSE LOGO]

To the Shareholders and Trustees of
The Phoenix Edge Series Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Money Market Series, Growth Series, Multi-Sector Fixed Income (formerly Bond) Series, Total Return Series, International Series, Balanced Series, Real Estate Series, Strategic Theme Series and Aberdeen New Asia Series (constituting The Phoenix Edge Series Fund, hereafter referred to as the "Fund") at December 31, 1996, and the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodians and brokers (and the application of alternative auditing procedures where confirmations from brokers were not received), provide a reasonable basis for the opinion expressed above.

/s/ Price Waterhouse LLP

Boston, Massachusetts
February 12, 1997

                                     2-56

THE PHOENIX EDGE SERIES FUND
101 Munson Street
Greenfield, Massachusetts 01301

Board of Trustees
C. Duane Blinn
Robert Chesek
E. Virgil Conway
Harry Dalzell-Payne
Francis E. Jeffries
Leroy Keith, Jr.
Philip R. McLoughlin
Everett L. Morris
James M. Oates
Calvin J. Pedersen
Philip R. Reynolds
Herbert Roth, Jr.
Richard E. Segerson
Lowell P. Weicker, Jr.

Officers
Philip R. McLoughlin, President
Michael E. Haylon, Executive Vice President
David R. Pepin, Executive Vice President
William J. Newman, Senior Vice President
Hugh Young, Senior Vice President
Curtiss O. Barrows, Vice President
Mary E. Canning, Vice President
Jeanne H. Dorey, Vice President
Jean Claude Gruet, Vice President
William E. Keen III, Vice President
Christopher J. Kelleher, Vice President
David Lui, Vice President
William R. Moyer, Vice President
Scott C. Noble, Vice President
C. Edwin Riley, Jr., Vice President
Amy L. Robinson, Vice President
Barbara Rubin, Vice President
Leonard J. Saltiel, Vice President
Dorothy J. Skaret, Vice President
James D. Wehr, Vice President
Nancy G. Curtiss, Treasurer
G. Jeffrey Bohne, Secretary

Investment Advisers
Phoenix Investment Counsel, Inc.
56 Prospect Street
Hartford, Connecticut 06115-0480

Phoenix Realty Securities, Inc.
(Real Estate Series)
38 Prospect Street
Hartford, Connecticut 06115-0479

Phoenix-Aberdeen International Advisors, LLC
(Aberdeen New Asia Series)
56 Prospect Street
Hartford, Connecticut 06115-0480

Custodians
The Chase Manhattan Bank
1 Chase Manhattan Plaza
Floor 3B
New York, New York 10081

Brown Brothers Harriman & Co.
(Aberdeen New Asia Series and International Series)
40 Water Street
Boston, Massachusetts 02109

State Street Bank and Trust Company
(Real Estate Series)
P.O. Box 351
Boston, Massachusetts 02101

Legal Counsel
Jorden Burt, Berenson & Johnson LLP
Suite 400 East
1025 Thomas Jefferson Street N.W.
Washington, D.C. 20007-0805

Transfer Agent
Phoenix Equity Planning Corporation
100 Bright Meadow Boulevard
P.O. Box 2200
Enfield, Connecticut 06083-2200

Independent Accountants
Price Waterhouse LLP
160 Federal Street
Boston, Massachusetts 02110

This report is not authorized for distribution to prospective investors in The Phoenix Edge Series Fund unless preceded or accompanied by an effective Prospectus which includes information concerning the Fund's Record and other pertinent information.

                          THE PHOENIX EDGE SERIES FUND
                            PART C--OTHER INFORMATION


ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

         (a)   Financial Statements.

               1. Condensed Financial Information is included in Part A of the Registration Statement.

               2. Financial Statements and Notes, thereto, and reports of Independent Accountants are included in the Annual Report to Shareholders for the year ended December 31, 1996, incorporated by reference.

         (b)   Exhibits:

               1. Declaration of Trust of the Registrant dated February 18, 1986, filed with the Registration Statement on Form N-1A on April 18, 1986 and filed via Edgar with Post-Effective Amendment No. 18 on June 20, 1996.

               1.1 Amendment to Declaration of Trust, establishing the International Series, filed with Post-Effective Amendment No. 7 on March 2, 1992 and filed via Edgar herewith.

               1.2 Amendment to Declaration of Trust, conforming the Fund's borrowing restrictions to California Department's Borrowing Guidelines, filed with Post-Effective Amendment No. 7 on March 2, 1992 and filed via Edgar herewith.

               1.3 Amendment to Declaration of Trust, establishing the Balanced Series, filed with Post-Effective Amendment No. 8 on April 28, 1992 and filed via Edgar herewith.

               1.4 Amendment to Declaration of Trust, establishing the Real Estate Securities Series, filed with Post-Effective Amendment No. 12 on February 16, 1995 and filed via Edgar herewith.

               1.5 Amendment to Declaration of Trust, establishing the Strategic Theme Series, filed via Edgar with Post-Effective Amendment No. 16 on January 29, 1996.


               1.6 Amendment to Declaration of Trust, changing the name of the Series currently designated "Bond Series" to the "Multi-Sector Fixed Income Series," filed via Edgar with Post-Effective Amendment No. 17 on April 17, 1996.


               1.7 Amendment to Declaration of Trust, establishing the Aberdeen New Asia Series, filed via Edgar with Post-Effective Amendment No. 19 on September 3, 1996.


               2.   Not Applicable.

               3.   Not Applicable.

               4.   Not Applicable.

               5. Form of Investment Advisory Agreement between Registrant and Phoenix Investment Counsel, Inc. covering the Balanced, Bond, Growth, Money Market, Total Return and International Series, filed with Post-Effective Amendment No. 11 on May 2, 1994 and filed via Edgar herewith.

               5.1 Form of Investment Advisory Agreement between Registrant and Phoenix Realty Securities, Inc. covering the Phoenix Real Estate Securities Series, filed with Post-Effective Amendment No. 13, on April 28, 1995 and filed via Edgar herewith.

               5.2 Form of Subadvisory Agreement among the Registrant, Phoenix Realty Securities, Inc. and ABKB/LaSalle Partners Limited Partnership, covering the Phoenix Real Estate Securities Series, filed with Post-Effective Amendment No. 13 on April 28, 1995 and filed via Edgar herewith.


               5.3 Form of Investment Advisory Agreement between Registrant and Phoenix-Aberdeen International Advisors, LLC covering the Aberdeen New Asia Series, filed via Edgar with Post-Effective Amendment No. 18 on June 20, 1996.


               5.4 Form of Subadvisory Agreement between The Phoenix Edge Series Fund and Aberdeen Fund Managers, Inc. filed via Edgar with Post-Effective Amendment No. 19 on September 3, 1996.

               5.5 Form of Subadvisory Agreement between The Phoenix Edge Series Fund and Phoenix Investment Councel, Inc. filed via Edgar with Post-Effective Amendment No. 19 on September 3, 1996.


               6.   Not Applicable.

               7.   Not Applicable.


               8. Form of Custodian Agreement between Registrant and The Chase Manhattan Bank, N.A. covering the International Series, filed with Post-Effective Amendment No. 4 on March 13, 1990 and filed via Edgar herewith.

               8.1 Form of Amendment to Custodian Agreement covering International, Money Market, Growth, Bond, Total Return and Balanced Series, filed with Post-Effective Amendment No. 7 on March 2, 1992 and filed via Edgar herewith.

               8.2 Custodian Agreement between Registrant and Brown Brothers Harriman & Co. covering the International Series, filed with Post-Effective Amendment No. 12 on February 16, 1995 and filed via Edgar herewith.

               8.3 Form of Custodian Agreement between Registrant and State Street Bank and Trust Company covering the Real Estate Securities Series, filed with Post-Effective Amendment No. 12 on February 16, 1995 and filed via Edgar herewith.

               8.4 Amendment to Custodian Contract between Registrant and State Street Bank and Trust Company dated October 17, 1996 and filed via Edgar herewith.

               9.1 Form of Transfer Agency Agreement, filed with original Registration Statement on Form N-1A on April 18, 1986 and filed via Edgar herewith.

               9.2 Form of Financial Agent Agreement, filed via Edgar with Post-Effective Amendment No. 16 on January 29, 1996.

               9.3  Form of Financial Agent Agreement filed via Edgar herewith.

               10. Opinion and Consent of Counsel covering shares of the International, Multi-Sector Fixed Income, Growth, Money Market, Balanced and Strategic Allocation Series, filed with Post-Effective Amendment No. 7 on March 2, 1992 and filed via Edgar herewith.

               10.1 Opinion and Consent of Counsel covering shares of the Real
                    Estate Securities Series, filed with Post-Effective Amendment No. 13 on April 28, 1995 and filed via Edgar herewith.

               10.2 Opinion and Consent of Counsel covering shares of the
                    Strategic Theme Series, filed via Edgar with Post-Effective Amendment No. 16 on January 29, 1996.

               10.3 Opinion and Consent of Counsel covering shares of the
                    Aberdeen New Asia Series, filed via Edgar with Post-Effective Amendment No. 19 on September 3, 1996.

               11. Written Consent of Price Waterhouse LLP, filed via Edgar herewith.

               12.  Not Applicable.

               13.  Not Applicable.

               14.  Not Applicable.

               15.  Not Applicable.

               16.  Not Applicable.


               17. Financial Data Schedule filed via Edgar herewith and reflected on Edgar as Exhibit 27.


               18. Powers of Attorney, filed via Edgar with Post-Effective Amendment No. 17 on April 17, 1996.

---------------------

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

    The following diagram illustrates the Registrant's place in the organizational structure:

[GRAPHIC OMITTED]

ITEM 26. NUMBER OF HOLDERS OF SECURITIES

                                             NUMBER OF RECORD HOLDERS

TITLE OF CLASS                                 AS OF MAY 1, 1997
---------------                                -----------------
Multi-Sector Series                                     4
Money Market Series*                                    4
Growth Series                                           7
Allocation Series                                       4
Balanced Series                                         4
International Series                                    4
Real Estate Series                                      5
Theme Series                                            5
Asia Series                                             5


---------------------

*Phoenix Mutual Life Insurance Company purchased 1 share of the Money Market Series at a price of $10.00 per share on February 18, 1986.


ITEM 27. INDEMNIFICATION

    The Declaration of Trust provides that the Fund shall indemnify each of its Trustees and officers against liabilities arising by reason of being or having been a Trustee or officer, except for matters as to which such Trustee or officer shall have been finally adjudicated not to have acted in good faith and except for liabilities arising by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of duties.

    Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

    See "Management of the Fund" in the Prospectus and "Management of the Fund" in the Statement of Additional Information for information regarding the business of the Adviser. For information as to the business, profession, vocation or employment of a substantial nature of directors and officers of the Adviser, reference is made to the Adviser's current Form ADV (SEC File Nos. 801-5995 for Phoenix Investment Counsel Inc.; 801-8177 for National Securities and Research Corporation; 801-52167 for Phoenix-Aberdeen International Advisors,
LLC) filed under the Investment Advisers Act of 1940, incorporated herein by reference.

ITEM 29. PRINCIPAL UNDERWRITERS

         Not Applicable.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

         Phoenix Home Life Mutual Insurance Company
         One American Row
         Hartford, Connecticut 06115
                and
         101 Munson Street
         P.O. Box 942
         Greenfield, Massachusetts 01302-0942

ITEM 31. MANAGEMENT SERVICES

         All management-related service contracts are discussed in Part A or B of this Registration Statement.

ITEM 32. UNDERTAKINGS

         (a)  Not Applicable.


         (b)  Not Applicable.


         (c) The information called for by Item 5A of Form N-1A is contained in the Fund's annual report to shareholders; accordingly, the Fund hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Fund's latest annual report, upon request and without charge.

         (d) Registrant undertakes to provide the information specified pursuant to Regulation S-K, Item 512 (Reg.ss.229.512), as applicable, the terms of which are incorporated herein by reference.

         (e) Registrant undertakes to call a special meeting of shareholders for the purpose of voting upon the question of removal of a trustee or trustees and to assist in communications with other shareholders, as required by Section 16(c) of the 1940 Act, if requested to do so by holders of at least 10% of a Portfolio's outstanding shares.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hartford and the State of Connecticut on the 29th day of April, 1997.

                                             THE PHOENIX EDGE SERIES FUND

Attest:   /s/ Thomas N. Steenburg            By:  /s/ Philip R. McLoughlin
          -----------------------------           ------------------------------
              Thomas N. Steenburg                     Philip R. McLoughlin
              Assistant Secretary                          President

    Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on this 29th day of April, 1997.



          SIGNATURE                  TITLE
          ---------                  -----

                                     Trustee
------------------------------
     C. Duane Blinn*
                                     Trustee
------------------------------
     Robert Chesek*
                                     Trustee
------------------------------
     E. Virgil Conway*
                                    Treasurer
------------------------------
     Nancy G. Curtiss*              (Principal Financial and Accounting Officer)

                                     Trustee
------------------------------
     Harry Dalzell-Payne*
                                     Trustee
------------------------------
     Francis E. Jeffries*
                                     Trustee
------------------------------
     Leroy Keith, Jr.*

   /s/ Philip R. McLoughlin          Trustee and President
------------------------------
     Philip R. McLoughlin            (Principal Executive Officer)

                                     Trustee
------------------------------
     Everett L. Morris*
                                     Trustee
------------------------------
     James M. Oates*
                                     Trustee
------------------------------
     Calvin J. Pedersen*
                                     Trustee
------------------------------
     Philip R. Reynolds*
                                     Trustee
------------------------------
     Herbert Roth, Jr.*


                                     S-1(C)

                                     Trustee
------------------------------
     Richard E. Segerson*
                                     Trustee
------------------------------
     Lowell P. Weicker, Jr.*


     By:  /s/ Philip R. McLoughlin
          ------------------------
     *    Philip R. McLoughlin, pursuant to powers of attorney filed previously.

                                     S-2(C)